UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07076

Wilshire Mutual Funds, Inc.
(Exact name of registrant as specified in charter)

Wilshire Mutual Funds, Inc.

1299 Ocean Avenue, Suite 600

Santa Monica, CA 90401-1085
(Address of principal executive offices) (Zip code)

Jason A. Schwarz

Wilshire Advisors LLC

1299 Ocean Avenue, Suite 600

Santa Monica, CA 90401-1085
(Name and address of agent for service)

(310) 451-3051

Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2023

Date of reporting period: June 30, 2023

Item 1. Reports to Stockholders.

(a)       Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

Wilshire Mutual Funds, Inc.

SEMI-ANNUAL REPORT

(Unaudited)

Large Company Growth Portfolio

Large Company Value Portfolio

Small Company Growth Portfolio

Small Company Value Portfolio

Wilshire 5000 Indexsm Fund

Wilshire International Equity Fund

Wilshire Income Opportunities Fund

June 30, 2023 http://advisor.wilshire.com

Wilshire Mutual Funds, Inc. Table of Contents

Letter to Shareholders	1
Commentary:
Large Company Growth Portfolio	7
Large Company Value Portfolio	10
Small Company Growth Portfolio	14
Small Company Value Portfolio	17
Wilshire 5000 IndexSM Fund	20
Wilshire International Equity Fund	23
Wilshire Income Opportunities Fund	28
Disclosure of Fund Expenses	32
Schedules of Investments:
Large Company Growth Portfolio	35
Large Company Value Portfolio	49
Small Company Growth Portfolio	65
Small Company Value Portfolio	73
Wilshire 5000 IndexSM Fund	84
Wilshire International Equity Fund	117
Wilshire Income Opportunities Fund	144
Statements of Assets and Liabilities	228
Statements of Operations	234
Statements of Changes in Net Assets	240
Financial Highlights:
Large Company Growth Portfolio	244
Large Company Value Portfolio	247
Small Company Growth Portfolio	249
Small Company Value Portfolio	251
Wilshire 5000 IndexSM Fund	253
Wilshire International Equity Fund	255
Wilshire Income Opportunities Fund	259
Notes to Financial Statements	263
Additional Fund Information	307
Tax Information	309
Privacy Statement	311

This report is for the general information of the shareholders of Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 IndexSM Fund, Wilshire International Equity Fund and Wilshire Income Opportunities Fund. Its use in connection with any offering of a Portfolio’s shares is authorized only if accompanied or preceded by the Portfolio’s current prospectus.

Wilshire Mutual Funds, Inc. are distributed by Foreside Fund Services, LLC.

Wilshire Mutual Funds, Inc. Letter to Shareholders (Unaudited)

Dear Wilshire Mutual Fund Shareholder:

We are pleased to present this semiannual report to all shareholders of the Wilshire Mutual Funds (the “Funds”). This report covers the period from January 1, 2023 to June 30, 2023, for all share classes of the Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 IndexSM Fund, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund.

Market Environment

While the U.S. equity market generated positive returns for the first half of the year, the performance was primarily driven by a handful of mega-cap technology companies, overshadowing the returns generated by remaining constituents of the S&P 500 Index. The recent rally of mega-cap names brought concerns about narrow market breadth. While the recent rally draws comparison to the Internet stock bubble of the late 1990s, the key difference is that the mega-cap names today are either highly profitable or growing rapidly. With resilient economic growth and corporate earnings, the remaining index constituents may have an opportunity to rally.

Inflation within the U.S. moderated to 4.1% at the end of May, continuing to dip from a June 2022 peak of 9.1%. The Fed held the Fed Funds Rate unchanged at its June meeting as it continues to assess the implication of monetary policy. Although perhaps unnecessary, the Fed has indicated a desire to raise the Fed Funds Rate by as much as 0.50% in the coming months. There are concerns that the Fed will over-tighten and create unintended consequences that lead to unexpected economic issues.

U.S. economic growth remains resilient, but tighter economic conditions are expected to weigh on growth and the job market in the coming months. On a positive note, given the unusually high number of existing job postings, coupled with the exceptionally low unemployment rate, any recession is likely to be either mild or distant. There are some signs of economic slowdown, but the economy continues to add jobs at a relatively robust pace.

On the European front, the European Central Bank (“ECB”) raised rates by another 25 basis points to 3.5%, the highest level in over 20 years. The ECB noted that while the inflation is moderating, it remains too high. It is projected that the ECB will keep rates elevated for longer than the Fed, which could lead to weakening of the U.S. dollar.

The Chinese economy has slowed unexpectedly since its COVID re-opening. As the consumer-led recovery began to flatten, the Chinese government began considering a broad package of stimulus, including support to real estate and domestic demands. The People’s Bank of China unexpectedly cut short-term interest rates in June to pave the way for rounds of stimulus and monetary policies. However, concerns of financial stability and debt levels are likely to weigh on the efficacy of the stimulus package.

Wilshire Mutual Funds, Inc. Letter to Shareholders (Unaudited) - (Continued)

Fund Performance Review

The Wilshire Large Company Growth Portfolio - Institutional Class returned 27.34%, underperforming the Russell 1000 Growth Index by -1.68%. The Wilshire Large Company Value Portfolio - Institutional Class returned 7.93%, outperforming the Russell 1000 Value Index by 2.81%. The Wilshire Small Company Growth Portfolio - Institutional Class returned 13.69%, outperforming the Russell 2000 Growth Index by 0.14%. The Wilshire Small Company Value Portfolio - Institutional Class returned 5.66%, outperforming the Russell 2000 Value Index by 3.16%. The Wilshire International Equity Fund - Institutional Class returned 11.24%, outperforming the MSCI All Country World ex USA Investable Market Index by 2.14%. The Wilshire Income Opportunities Fund - Institutional Class returned 2.05%, underperforming the Bloomberg US Universal Index return of 2.32% by -0.27%. The Wilshire 5000 Index Fund - Institutional Class returned 15.69%, underperforming the FT Wilshire 5000 Total Market Index by -0.65%.

We are pleased with the outperformance generated by four out of the six actively managed Portfolios. We believe that all of the Portfolios are well-positioned going into the second half of 2023 as the market deals with the on-going inflation concerns, macroeconomic and geopolitical issues.

As always, we sincerely appreciate your continued support and confidence in Wilshire Advisors.

Sincerely,

Jason Schwarz
President, Wilshire Mutual Funds

Wilshire Mutual Funds, Inc. Letter to Shareholders (Unaudited) - (Continued)

DISCLOSURES:

This report must be preceded or accompanied by a prospectus.

Opinions expressed are those of the Funds and are subject to change, are not guaranteed, and should not be considered a recommendation to buy or sell any security.

Sector allocations are subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Share prices and investment returns fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. For periods less than one year, performance is cumulative. For performance data current to the most recent month-end please call 1-866-591-1568.

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transactions costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise.

In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from social, economic, or political instability in other nations. Investments in smaller companies typically exhibit higher volatility. Investments in derivatives, such as swaps, futures contracts and options contracts and currency transactions expose a Fund to risks in addition to and greater than those associated with investing directly in the securities underlying those derivatives and could also result in a loss, which in some cases may be unlimited.

Investing involves risk including loss of principal. This report identifies each Fund’s investments on June 30. 2023. These holdings are subject to change and risk. Not all investments in each Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not occur.

The MSCI All Country World ex USA Index is an equity index which captures large and mid cap representation across 22 of 23 Developed Markets countries (excluding the U.S) and 26 Emerging Markets countries. With 2,370 constituents, the index covers approximately 85% of the global equity opportunity set outside the US.

The MSCI All Country World ex USA Investable Market Index is an equity index which captures large, mid and small cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 26 Emerging Markets countries. With 6,434 constituents, the index covers approximately 99% of the global equity opportunity set outside the US.

Wilshire Mutual Funds, Inc. Letter to Shareholders (Unaudited) - (Continued)

The MSCI EAFE Index is an equity index which captures large and mid cap representation across 21 Developed Markets countries around the world, excluding the US and Canada. With 825 constituents, the index covers approximately 85% of the free float adjusted market capitalization in each country.

The MSCI Emerging Markets Index is an equity index which captures large and mid-cap representation across 26 Emerging Markets countries. With 1,385 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The FT Wilshire 5000 Total Market Index is widely accepted as the definitive benchmark for the U.S. equity market, and measures performance of all U.S. equity securities with readily available price data.

The Wilshire US Large-Cap Index is a benchmark of the large-sized (based on capitalization) companies in the U.S. equity market. The Wilshire US Large-Cap Index is a float-adjusted, market capitalization- weighted index of the issues ranked above 750 market capitalization of the Wilshire 5000 Total Market Index.

The Wilshire US Small-Cap Index is a benchmark of the small-sized (based on capitalization) companies in the U.S. equity market. The Wilshire US Small-Cap is a float-adjusted, market capitalization-weighted index of the issues ranked between 750 and 2,500 by market capitalization of the Wilshire 5000 Total Market Index.

The Wilshire US Large-Cap Growth Index is a benchmark of the large-sized growth (based on capitalization) companies in the U.S. equity market. The Wilshire US Large-Cap Growth is a float-adjusted, market capitalization-weighted derivative index of the Wilshire US Large-Cap Index and by extension the Wilshire 5000 Total Market Index.

The Wilshire US Large-Cap Value Index is a benchmark of the large-sized value (based on capitalization) companies in the U.S. equity market. The Wilshire US Large-Cap Value is a float-adjusted, market capitalization-weighted derivative index of the Wilshire US Large-Cap Index and by extension the Wilshire 5000 Total Market Index.

The Bloomberg U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Bloomberg U.S. Credit Index measures the investment grade, US dollar-denominated, fixed-rate, taxable corporate and government related bond markets.

The Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate, corporate bond market.

The Bloomberg U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index.

Wilshire Mutual Funds, Inc. Letter to Shareholders (Unaudited) - (Continued)

The Bloomberg U.S. TIPS Index measures the performance of the U.S. Treasury Inflation-Protected Securities known as TIPS.

The Bloomberg Long Term Treasury Index measures the U.S. investment grade fixed rate bond market issued by the U.S. government with 10+ years of maturity.

The Russell 1000® Growth Index: Measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000 Value Index: Measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Mortgaged-Backed Securities are bonds secured by residential and other real estate loans.

Agency Residential Mortgaged-Backed Securities is residential mortgaged-backed securities for which a U.S. government entity guarantees payment of principal and interest to holders of securities.

Commercial Mortgage-Backed Securities are bonds secreted by commercial and multifamily mortgages.

Asset-Backed Securities are financial securities back by income-generating assets such as loans, leases, credit card balances, or receivables.

A basis point is one hundredth of a percent or equivalently one percent of one percent.

The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Indexes are available for the U.S. and various geographic areas. Average price data for select utility, automotive fuel, and food items are also available .

Credit Spread is the difference in yield between a U.S. Treasury bond and another debt security of the same maturity but different credit quality.

Wilshire Mutual Funds, Inc. are distributed by Foreside Fund Services, LLC.

Wilshire Mutual Funds, Inc. Overall Fund Commentary (Unaudited)

The U.S. stock market, represented by the FT Wilshire 5000 Total Market IndexSM, was up 8.43% for the second quarter and is up 19.06% for the past 12 months. A majority of sectors were up for the quarter. The best performing were information technology (+17.2%), consumer discretionary (+14.6%) and communication services (+13.1%). The worst performing sector was utilities (-2.5%). From a size perspective, large-cap outperformed small-cap by 331 basis points. Growth stocks vastly outperformed value for the second straight quarter and now lead meaningfully for the one-year period.

Real estate securities were up during the second quarter in the United States but produced a negative return abroad. Commodity results were negative for the quarter, with crude oil falling by -6.6% to $70.64 per barrel. Aggressive monetary tightening worldwide has had a detrimental effect on oil prices, which are down 33.0% during the past year. Natural gas prices moved higher after two quarters of significant declines. Gas prices were up 26.3% for the second quarter after falling 50.5% through March, closing at $2.80 per million BTUs. Gold prices were down 2.0% during the second quarter, finishing at approximately $1,929 per troy ounce, as the Fed slowed rate increases at least momentarily.

Performance results within international equity markets were positive for the second quarter, with developed outperforming emerging markets. The MSCI EAFE Index was up 2.95% for the quarter, while the MSCI Emerging Markets Index was up 0.90%. The eurozone fell into a mild recession around the start of the new year as real GDP fell during the fourth and first quarters. Consumer spending has been hampered by high inflation and rising interest rates while government spending fell sharply. Economic growth within the United Kingdom has been positive enough this year to barely escape a technical recession, for now. Inflation has been trending downward within Britain but at a much slower pace versus other regions, with annual changes being twice as high in the United Kingdom as in the United States, as of the end of May. In China, several economic indicators have fallen short of expectations, including measurements of industrial production, retail sales and trade. Recent policy statements indicate that officials are increasingly concerned about the economy.

The U.S. Treasury yield curve was up across the maturity spectrum during the quarter, and to a greater degree from the short end to 3-years. The 10-year Treasury yield ended the quarter at 3.84%, up 37 basis points from March. Credit spreads were noticeably down during the quarter with investment grade down 15 basis points and high yield bonds down 69 basis points. The Federal Open Market Committee (“FOMC”) met twice during the quarter, as scheduled, and increased the overnight rate by 0.25% in May, targeting a range of 5.00% to 5.25%, before pausing increases in June. The Fed’s “dot plot” is messaging that the current expectation is for another 50 basis point in increases before the end of 2023 while markets are pricing a slightly lower year-end rate, equal to approximately 25 basis points higher than the current rate. In late June, Fed Chair Jerome Powell said that central bank policy “may not be restrictive enough and it has not been restrictive for long enough.”

Large Company Growth Portfolio Commentary (Unaudited)

INVESTMENT CLASS SHARES

Average Annual Total Returns

Six Months Ended 6/30/23*	27.17%
One Year Ended 6/30/23	24.25%
Five Years Ended 6/30/23	11.69%
Ten Years Ended 6/30/23	12.90%

INSTITUTIONAL CLASS SHARES

Average Annual Total Returns

Six Months Ended 6/30/23*	27.34%
One Year Ended 6/30/23	24.58%
Five Years Ended 6/30/23	12.03%
Ten Years Ended 6/30/23	13.25%

RUSSELL 1000® GROWTH INDEX(1)

Average Annual Total Returns

Six Months Ended 6/30/23*	29.02%
One Year Ended 6/30/23	27.11%
Five Years Ended 6/30/23	15.14%
Ten Years Ended 6/30/23	15.74%

On July 21, 2020, the Large Company Growth Portfolio’s investment strategy was changed. Consequently, prior period performance may have been different if the new investment strategy had been in effect during these periods.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

*	Not annualized.
(1)

The Russell 1000® Growth Index is an unmanaged index that measures the performance of the largest 1,000 U.S. companies with higher price-to-book ratios and higher forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2023 was 1.31% for Investment Class Shares.The Portfolio’s net expense ratio per the prospectus dated 4/30/2023 was 1.30% for Investment Class Shares.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2023 was 1.00% for Institutional Class Shares.The Portfolio’s net expense ratio per the prospectus dated 4/30/2023 was 1.00% for Institutional Class Shares.

The Advisor has contractually agreed to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.30% of average daily net assets for Investment Class Shares and 1.00% for Institutional Class Shares, respectively, through at least April 30, 2024. The net expense ratio is applicable to shareholders.

Large Company Growth Portfolio Commentary (Unaudited) - (Continued)

The U.S. stock market, represented by the FT Wilshire 5000 Total Market IndexSM, was up 8.43% for the second quarter and is up 19.06% for the past 12 months. A majority of sectors were up for the quarter. The best performing were information technology (+17.2%), consumer discretionary (+14.6%) and communication services (+13.1%). The worst performing sector was utilities (-2.5%). From a size perspective, large-cap outperformed small-cap by 331 basis points. Growth stocks vastly outperformed value for the second straight quarter and now lead meaningfully for the one-year period.

Real estate securities were up during the second quarter in the United States but produced a negative return abroad. Commodity results were negative for the quarter, with crude oil falling by -6.6% to $70.64 per barrel. Aggressive monetary tightening worldwide has had a detrimental effect on oil prices, which are down 33% during the past year. Natural gas prices moved higher after two quarters of significant declines. Gas prices were up 26.3% for the second quarter after falling 50.5% through March, closing at $2.80 per million BTUs. Gold prices were down 2.0% during the second quarter, finishing at approximately $1,929 per troy ounce, as the Fed slowed rate increases at least momentarily.

The Wilshire Large Company Growth Portfolio - Institutional Class returned 27.34% during the first half of the year, underperforming the Russell 1000 Growth Index return of 29.02% by -1.68%. Underweight exposure to Healthcare and poor stock selection within Consumer Discretionary were the top two detractors. Conversely, stock selection within Healthcare and Industrials mitigated results.

The Wilshire Large Company Growth Portfolio also uses derivatives for benchmark exposure. Collateral is invested in short term fixed income instruments to cover the costs of the swap. In the first half of 2023, returns on these fixed-income investments underperformed the cost of the swap and detracted from the Fund’s relative performance.

Despite recent relative underperformance, we believe the Fund is well-positioned going into the second half of 2023 as the market deals with the ongoing inflation concern, macroeconomic and geopolitical issues.

Large Company Growth Portfolio Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†

(As of June 30, 2023)

†	Based on the percent of Portfolio’s total investments in securities at value.

Common Stocks are composed of:

Information Technology	41.0%
Health Care	16.5%
Consumer Discretionary	13.8%
Communication Services	8.7%
Financials	6.9%
Industrials	6.9%
Consumer Staples	3.7%
Materials	1.3%
Energy	1.2%

The industry classifications represented in the Portfolio Sector Weightings and Schedules of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s LLC.

Large Company Value Portfolio Commentary (Unaudited)

INVESTMENT CLASS SHARES

Average Annual Total Returns

Six Months Ended 6/30/23*	7.79%
One Year Ended 6/30/23	14.31%
Five Years Ended 6/30/23	5.82%
Ten Years Ended 6/30/23	7.62%

INSTITUTIONAL CLASS SHARES

Average Annual Total Returns

Six Months Ended 6/30/23*	7.93%
One Year Ended 6/30/23	14.59%
Five Years Ended 6/30/23	6.12%
Ten Years Ended 6/30/23	7.90%

RUSSELL 1000® VALUE INDEX(1)

Average Annual Total Returns

Six Months Ended 6/30/23*	5.12%
One Year Ended 6/30/23	11.54%
Five Years Ended 6/30/23	8.11%
Ten Years Ended 6/30/23	9.22%

On July 21, 2020, the Large Company Value Portfolio’s investment strategy was changed. Consequently, prior period performance may have been different if the new investment strategy had been in effect during these periods.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

*	Not annualized
(1)

The Russell 1000® Value Index is an unmanaged index that measures the performance of the largest 1,000 U.S. companies with lower price-to-book ratios and lower forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2023 was 1.29% for Investment Class Shares. The Portfolio’s net expense ratio per the prospectus dated 4/30/2023 was 1.29% for Investment Class Shares.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2023 was 1.02% for Institutional Class Shares. The Portfolio’s net expense ratio per the prospectus dated 4/30/2023 was 1.00% for Institutional Class Shares.

Large Company Value Portfolio Commentary (Unaudited) - (Continued)

The Advisor has contractually agreed to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.30% of average daily net assets for Investment Class Shares and 1.00% for Institutional Class Shares, respectively, through at least April 30, 2024. The net expense ratio is applicable to shareholders.

Large Company Value Portfolio Commentary (Unaudited) - (Continued)

The U.S. stock market, represented by the FT Wilshire 5000 Total Market IndexSM, was up 8.43% for the second quarter and is up 19.06% for the past 12 months. A majority of sectors were up for the quarter. The best performing were information technology (+17.2%), consumer discretionary (+14.6%) and communication services (+13.1%). The worst performing sector was utilities (-2.5%). From a size perspective, large-cap outperformed small-cap by 331 basis points. Growth stocks vastly outperformed value for the second straight quarter and now lead meaningfully for the one-year period.

Real estate securities were up during the second quarter in the United States but produced a negative return abroad. Commodity results were negative for the quarter, with crude oil falling by -6.6% to $70.64 per barrel. Aggressive monetary tightening worldwide has had a detrimental effect on oil prices, which are down 33% during the past year. Natural gas prices moved higher after two quarters of significant declines. Gas prices were up 26.3% for the second quarter after falling 50.5% through March, closing at $2.80 per million BTUs. Gold prices were down 2.0% during the second quarter, finishing at approximately $1,929 per troy ounce, as the Fed slowed rate increases at least momentarily.

The Wilshire Large Company Value Portfolio - Institutional Class returned 7.93% during the first half of the year, outperforming the Russell 1000 Value Index return of 5.12% by 2.81%. Overweight exposure to Information Technology and stock selection within Industrials and Information Technology were the top three contributors. Conversely, underweight exposure to Communication Services hurt relative results.

The Wilshire Large Company Value Portfolio also uses derivatives for benchmark exposure. Collateral is invested in short-term fixed income instruments to cover the costs of the swap. In 2023, returns on these fixed-income investments underperformed the cost of the swap and detracted from the Fund’s relative performance.

We are pleased with the performance of the Fund and believe the Fund is well-positioned going into the second half of 2023 as the market deals with the ongoing inflation concern, macroeconomic and geopolitical issues.

Large Company Value Portfolio Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†

(As of June 30, 2023)

†	Based on the percent of Portfolio’s total investments in securities at value.

Common Stocks are composed of:

Financials	21.0%
Information Technology	16.7%
Industrials	16.6%
Health Care	12.4%
Energy	8.0%
Consumer Discretionary	6.1%
Consumer Staples	6.0%
Communication Services	5.3%
Materials	4.5%
Real Estate	1.9%
Utilities	1.5%

Small Company Growth Portfolio Commentary (Unaudited)

INVESTMENT CLASS SHARES

Average Annual Total Returns

Six Months Ended 6/30/23*	13.56%
One Year Ended 6/30/23	13.88%
Five Years Ended 6/30/23	4.08%
Ten Years Ended 6/30/23	8.71%

INSTITUTIONAL CLASS SHARES

Average Annual Total Returns

Six Months Ended 6/30/23*	13.69%
One Year Ended 6/30/23	14.15%
Five Years Ended 6/30/23	4.34%
Ten Years Ended 6/30/23	9.00%

RUSSELL 2000® GROWTH INDEX(1)

Average Annual Total Returns

Six Months Ended 6/30/23*	13.55%
One Year Ended 6/30/23	18.53%
Five Years Ended 6/30/23	4.22%
Ten Years Ended 6/30/23	8.83%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

*	Not annualized
(1)

The Russell 2000® Growth Index is an unmanaged index that measures the performance of the 2,000 smallest U.S. companies with higher price-to-book ratios and higher forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2023 was 1.87% for Investment Class Shares. The Portfolio’s net expense ratio per the prospectus dated 4/30/2023 was 1.34% for Investment Class Shares.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2023 was 1.67% for Institutional Class Shares. The Portfolio’s net expense ratio per the prospectus dated 4/30/2023 was 1.09% for Institutional Class Shares.

The Advisor has contractually agreed to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.35% of average daily net assets for Investment Class Shares and 1.10% for Institutional Class Shares, respectively, through at least April 30, 2024. The net expense ratio is applicable to shareholders.

Small Company Growth Portfolio Commentary (Unaudited) - (Continued)

The U.S. stock market, represented by the FT Wilshire 5000 Total Market IndexSM, was up 8.43% for the second quarter and is up 19.06% for the past 12 months. A majority of sectors were up for the quarter. The best performing were information technology (+17.2%), consumer discretionary (+14.6%) and communication services (+13.1%). The worst performing sector was utilities (-2.5%). From a size perspective, large-cap outperformed small-cap by 331 basis points. Growth stocks vastly outperformed value for the second straight quarter and now lead meaningfully for the one-year period.

Real estate securities were up during the second quarter in the United States but produced a negative return abroad. Commodity results were negative for the quarter, with crude oil falling by -6.6% to $70.64 per barrel. Aggressive monetary tightening worldwide has had a detrimental effect on oil prices, which are down 33% during the past year. Natural gas prices moved higher after two quarters of significant declines. Gas prices were up 26.3% for the second quarter after falling 50.5% through March, closing at $2.80 per million BTUs. Gold prices were down 2.0% during the second quarter, finishing at approximately $1,929 per troy ounce, as the Fed slowed rate increases at least momentarily.

The Wilshire Small Company Growth Portfolio - Institutional Class returned 13.69% during the first half of the year, outperforming the Russell 2000 Growth Index return of 13.55% by 0.14%. Stock selection in Consumer Discretionary and overweight exposure to Information Technology contributed to results. Conversely, stock selection within Information Technology was by far the significant detractor for the quarter.

We are pleased with the performance of the Fund and believe the Fund is well-positioned going into the second half of 2023 as the market deals with the ongoing inflation concern, macroeconomic and geopolitical issues.

Small Company Growth Portfolio Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†

(As of June 30, 2023)

†	Based on the percent of Portfolio’s total investments in securities at value.

Small Company Value Portfolio Commentary (Unaudited)

INVESTMENT CLASS SHARES

Average Annual Total Returns

Six Months Ended 6/30/23*	5.55%
One Year Ended 6/30/23	12.78%
Five Years Ended 6/30/23	3.96%
Ten Years Ended 6/30/23	7.93%

INSTITUTIONAL CLASS SHARES

Average Annual Total Returns

Six Months Ended 6/30/23*	5.66%
One Year Ended 6/30/23	13.07%
Five Years Ended 6/30/23	4.21%
Ten Years Ended 6/30/23	8.21%

RUSSELL 2000® VALUE INDEX(1)

Average Annual Total Returns

Six Months Ended 6/30/23*	2.50%
One Year Ended 6/30/23	6.01%
Five Years Ended 6/30/23	3.54%
Ten Years Ended 6/30/23	7.29%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

*	Not annualized
(1)

The Russell 2000® Value Index is an unmanaged index that measures the performance of the 2,000 smallest U.S. companies with lower price-to-book ratios and lower forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2023 was 1.89% for Investment Class Shares. The Portfolio’s net expense ratio per the prospectus dated 4/30/2023 was 1.35% for Investment Class Shares.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2023 was 1.60% for Institutional Class Shares. The Portfolio’s net expense ratio per the prospectus dated 4/30/2023 was 1.10% for Institutional Class Shares.

The Advisor has contractually agreed to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.35% of average daily net assets for Investment Class Shares and 1.10% for Institutional Class Shares, respectively, through at least April 30, 2024. The net expense ratio is applicable to shareholders.

Small Company Value Portfolio Commentary (Unaudited) - (Continued)

The U.S. stock market, represented by the FT Wilshire 5000 Total Market IndexSM, was up 8.43% for the second quarter and is up 19.06% for the past 12 months. A majority of sectors were up for the quarter. The best performing were information technology (+17.2%), consumer discretionary (+14.6%) and communication services (+13.1%). The worst performing sector was utilities (-2.5%). From a size perspective, large-cap outperformed small-cap by 331 basis points. Growth stocks vastly outperformed value for the second straight quarter and now lead meaningfully for the one-year period.

Real estate securities were up during the second quarter in the United States but produced a negative return abroad. Commodity results were negative for the quarter, with crude oil falling by -6.6% to $70.64 per barrel. Aggressive monetary tightening worldwide has had a detrimental effect on oil prices, which are down -33% during the past year. Natural gas prices moved higher after two quarters of significant declines. Gas prices were up 26.3% for the second quarter after falling -50.5% through March, closing at $2.80 per million BTUs. Gold prices were down -2.0% during the second quarter, finishing at approximately $1,929 per troy ounce, as the Fed slowed rate increases at least momentarily.

The Wilshire Small Company Value Portfolio - Institutional Class returned 5.66% during the first half of the year, outperforming the Russell 2000 Value Index return of 2.50% by 3.16%. Stock selection within Financial and Industrials was the top contributor of performance. Overweight exposure to Industrial and Information Technology also aided results. Conversely, overweight exposure to Financials detracted from results. Stock selection within Consumer Staples and Information Technology contributed to relative performance. Underweight exposure to Health Care also aided performance. Conversely, stock selection within Energy and overweight exposure to Consumer Discretionary detracted from performance.

We are pleased with the Fund’s relative outperformance for first half of the year and believe that the Fund is well-positioned going into the second half of 2023 as the market deals with the ongoing inflation concern, macroeconomic and geopolitical issues.

Small Company Value Portfolio Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†

(As of June 30, 2023)

†	Based on percent of the Portfolio’s total investments in securities at value.

Wilshire 5000 Indexsm Fund Commentary (Unaudited)

INVESTMENT CLASS SHARES

Average Annual Total Returns

Six Months Ended 6/30/23*	15.52%
One Year Ended 6/30/23	18.14%
Five Years Ended 6/30/23	10.95%
Ten Years Ended 6/30/23	11.81%

INSTITUTIONAL CLASS SHARES

Average Annual Total Returns

Six Months Ended 6/30/23*	15.69%
One Year Ended 6/30/23	18.37%
Five Years Ended 6/30/23	11.24%
Ten Years Ended 6/30/23	12.09%

FT WILSHIRE 5000 TOTAL MARKET RETURN INDEXSM(1)

Average Annual Total Returns

Six Months Ended 6/30/23*	16.34%
One Year Ended 6/30/23	19.06%
Five Years Ended 6/30/23	11.67%
Ten Years Ended 6/30/23	12.51%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Portfolio shares.

*	Not annualized
(1)

The FT Wilshire 5000 Total Market Return IndexSM is an unmanaged index that measures the performance of all U.S. headquartered equity securities with readily available price data. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

The Index Fund’s total expense ratio per the prospectus dated 4/30/2023 was 0.58% for Investment Class Shares.

The Index Fund’s total expense ratio per the prospectus dated 4/30/2023 was 0.36% for Institutional Class Shares.

Wilshire 5000 Indexsm Fund Commentary (Unaudited) - (Continued)

The U.S. stock market, represented by the FT Wilshire 5000 Total Market IndexSM, was up 8.43% for the second quarter and is up 19.06% for the past 12 months. A majority of sectors were up for the quarter. The best performing were information technology (+17.2%), consumer discretionary (+14.6%) and communication services (+13.1%). The worst performing sector was utilities (-2.5%). From a size perspective, large-cap outperformed small-cap by 331 basis points. Growth stocks vastly outperformed value for the second straight quarter and now lead meaningfully for the one-year period.

Real estate securities were up during the second quarter in the United States but produced a negative return abroad. Commodity results were negative for the quarter, with crude oil falling by -6.6% to $70.64 per barrel. Aggressive monetary tightening worldwide has had a detrimental effect on oil prices, which are down 33% during the past year. Natural gas prices moved higher after two quarters of significant declines. Gas prices were up 26.3% for the second quarter after falling 50.5% through March, closing at $2.80 per million BTUs. Gold prices were down 2.0% during the second quarter, finishing at approximately $1,929 per troy ounce, as the Fed slowed rate increases at least momentarily.

The Wilshire 5000 Index Fund - Institutional Class returned 15.69% during the first half of the year, underperforming the FT Wilshire 5000 Total Market Index return of 16.34% by -0.65%. Relative performance can vary as the Fund is managed using an enhanced stratified sampling technique in an attempt to hold stocks representing at least 90% of the total market value of the FT Wilshire 5000 Total Market Index. Underperformance can be attributed to Fund expenses and volatility of the stock market. However, the underperformance is in-line with historical trend.

Wilshire 5000 Indexsm Fund Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†

(As of June 30, 2023)

†	Based on percent of the Portfolio’s total investments in securities at value.

Wilshire International Equity Fund Commentary (Unaudited)

INVESTMENT CLASS SHARES

Average Annual Total Returns

Six Months Ended 6/30/23*	11.11%
One Year Ended 6/30/23	15.42%
Five Years Ended 6/30/23	5.45%
Ten Years Ended 6/30/23	5.53%

INSTITUTIONAL CLASS SHARES

Average Annual Total Returns

Six Months Ended 6/30/23*	11.24%
One Year Ended 6/30/23	15.87%
Five Years Ended 6/30/23	5.75%
Ten Years Ended 6/30/23	5.80%

MSCI ALL COUNTRY WORLD EX-U.S. INVESTABLE
MARKET INDEX(1)

Average Annual Total Returns

Six Months Ended 6/30/23*	9.10%
One Year Ended 6/30/23	12.47%
Five Years Ended 6/30/23	3.38%
Ten Years Ended 6/30/23	4.88%

On July 21, 2020, the Wilshire International Equity Fund’s investment strategy was changed. Consequently, prior period performance may have been different if the new investment strategy had been in effect during these periods.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2023 was 1.75% for Investment Class Shares. The Portfolio’s net expense ratio per the prospectus dated 4/30/2023 was 1.50% for Investment Class Shares.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2023 was 1.40% for Institutional Class Shares. The Portfolio’s net expense ratio per the prospectus dated 4/30/2023 was 1.25% for Institutional Class Shares.

Wilshire International Equity Fund Commentary (Unaudited) - (Continued)

The Advisor has contractually agreed to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.50% of average daily net assets for Investment Class Shares and 1.25% for Institutional Class Shares, respectively, through at least April 30, 2024. The net expense ratio is applicable to shareholders.

*	Not annualized
(1)

The MSCI ACWI ex-U.S. Investable Market Index captures large, mid and small cap representation across 22 of 23 Developed Markets countries (excluding the United States) and 24 Emerging Markets countries. The index covers approximately 99% of the global equity opportunity set outside the US. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

Wilshire International Equity Fund Commentary (Unaudited) - (Continued)

Performance results within international equity markets were positive for the second quarter, with developed outperforming emerging markets. The MSCI EAFE Index was up 2.95% for the quarter, while the MSCI Emerging Markets Index was up 0.90%. The eurozone fell into a mild recession around the start of the new year as real GDP fell during the fourth and first quarters. Consumer spending has been hampered by high inflation and rising interest rates while government spending fell sharply. Economic growth within the United Kingdom has been positive enough this year to barely escape a technical recession, for now. Inflation has been trending downward within Britain but at a much slower pace versus other regions, with annual changes being twice as high in the United Kingdom as in the United States, as of the end of May. In China, several economic indicators have fallen short of expectations, including measurements of industrial production, retail sales and trade. Recent policy statements indicate that officials are increasingly concerned about the economy.

The Wilshire International Equity Fund - Institutional Class returned 11.24% during the first half of the year, outperforming the MSCI All Country World ex USA Investable Market Index return of 9.10% by 2.14%. Stock selection within Materials and Health Care contributed to relative performance. Stock selection within the US also aided performance. Conversely, stock selection within Information Technology and overweight exposure to Health Care were the top two detractors from performance.

The Wilshire International Equity Fund also uses derivatives for benchmark exposure. Collateral is invested in short-term fixed income instruments to cover the costs of the swap. In 2023, returns on these fixed-income investments underperformed the cost of the swap and detracted from the Fund’s relative performance.

We are pleased with the performance of the Fund and believe the Fund is well-positioned going into the second half of 2023 as the market deals with the ongoing inflation concern, macroeconomic and geopolitical issues.

Wilshire International Equity Fund Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†

(As of June 30, 2023)

†	Based on percent of the Portfolio’s total investments in securities at value.

Common Stocks are composed of:

Japan	12.7%
Britain	10.4%
France	8.7%
Netherlands	6.1%
Switzerland	5.6%
Canada	5.1%
Germany	4.4%
China	4.1%
Taiwan	3.9%
United States	3.8%
Australia	3.8%
Denmark	3.4%
Italy	3.2%
India	3.2%
Sweden	2.9%
Ireland	2.6%
South Korea	2.6%
Hong Kong	2.2%
Brazil	1.4%
Finland	1.3%
Spain	1.2%
Luxembourg	0.6%
Bermuda	0.6%

Wilshire International Equity Fund Commentary (Unaudited) - (Continued)

South Africa	0.6%
Mexico	0.6%
Singapore	0.5%
Thailand	0.5%
Indonesia	0.4%
United Arab Emirates	0.3%
Norway	0.3%
Israel	0.3%
Turkey	0.3%
Vietnam	0.3%
Austria	0.3%
Philippines	0.2%
Malaysia	0.2%
Belgium	0.2%
Poland	0.2%
Portugal	0.2%
New Zealand	0.2%
Greece	0.1%
Hungary	0.1%
Saudi Arabia	0.1%
Chile	0.1%
Egypt	0.1%
Mauritius	0.1%
Isle Of Man	0.0%
Georgia	0.0%
Jersey	0.0%
Czech Republic	0.0%
Columbia	0.0%
Russia	0.0%

Wilshire Income Opportunities Fund Commentary (Unaudited)

INVESTMENT CLASS SHARES

Average Annual Total Returns

Six Months Ended 6/30/23*	1.88%
One Year Ended 6/30/23	0.79%
Five Years Ended 6/30/23	0.51%
Inception (03/30/16) through 6/30/23	1.63%

INSTITUTIONAL CLASS SHARES

Average Annual Total Returns

Six Months Ended 6/30/23*	2.05%
One Year Ended 6/30/23	1.02%
Five Years Ended 6/30/23	0.77%
Inception (03/30/16) through 6/30/23	1.85%

BLOOMBERG U.S. UNIVERSAL INDEX(1)

Average Annual Total Returns

Six Months Ended 6/30/23*	2.32%
One Year Ended 6/30/23	-0.04%
Five Years Ended 6/30/23	0.98%
Inception (03/30/16) through 6/30/23	1.15%

CUSTOM BLENDED INDEX(2)

Average Annual Total Returns

Six Months Ended 6/30/23*	3.13%
One Year Ended 6/30/23	2.58%
Five Years Ended 6/30/23	1.57%
Inception (03/30/16) through 6/30/23	2.01%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	Not annualized

Wilshire Income Opportunities Fund Commentary (Unaudited) - (Continued)

(1)

The Bloomberg U.S. Universal Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Some U.S. Universal Index constituents may be eligible for one or more of its contributing subcomponents that are not mutually exclusive. The Bloomberg U.S. Universal Index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

(2)

The Custom Blended Index consists of 70% Bloomberg U.S. Universal Index, 10% Bloomberg U.S. Corporate High Yield 2% Issuer Capped Bond Index, 10% S&P/LSTA Leveraged Loan Index, and 10% Bloomberg Emerging Markets USD Aggregate Bond Index.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2023 was 1.33% for Investment Class Shares. The Portfolio’s net expense ratio per the prospectus dated 4/30/2023 was 1.16% for Investment Class Shares.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2023 was 0.97% for Institutional Class Shares. The Portfolio’s net expense ratio per the prospectus dated 4/30/2023 was 0.91% for Institutional Class Shares.

The Advisor has contractually agreed to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.15% of average daily net assets for Investment Class Shares and 0.90% for Institutional Class Shares, respectively, through at least April 30, 2024. The net expense ratio is applicable to shareholders.

Wilshire Income Opportunities Fund Commentary (Unaudited) - (Continued)

The U.S. Treasury yield curve was up across the maturity spectrum during the quarter, and to a greater degree from the short end to 3-years. The 10-year Treasury yield ended the quarter at 3.84%, up 37 basis points from March. Credit spreads were noticeably down during the quarter with investment grade down 15 basis points and high yield bonds down 69 basis points. The FOMC met twice during the quarter, as scheduled, and increased the overnight rate by 0.25% in May, targeting a range of 5.00% to 5.25%, before pausing increases in June. The Fed’s “dot plot” is messaging that the current expectation is for another 50 basis point in increases before the end of 2023 while markets are pricing a slightly lower year-end rate, equal to approximately 25 basis points higher than the current rate. In late June, Fed Chair Jerome Powell said that central bank policy “may not be restrictive enough and it has not been restrictive for long enough.”

The Wilshire Income Opportunities Fund – Institutional Class returned 2.05% during the first half of the year, underperforming the Bloomberg US Universal Index return of 2.32% by -0.27%. Exposure to US Treasuries and short duration credit or U.S. treasury were the top detracting sectors. Exposure to credit such as high yield, bank loans, and to long duration treasury outperformed the Bloomberg US Universal Index.

Despite recent relative underperformance, we believe the Fund is well-positioned going into the second half of 2023 as the market deals with the ongoing inflation concern, macroeconomic and geopolitical issues.

Wilshire Income Opportunities Fund Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†

(As of June 30, 2023)

†	Based on percent of the Portfolio’s total investments in securities at value.

Wilshire Mutual Funds, Inc. Disclosure of Fund Expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a Portfolio, you incur ongoing costs, which include costs for investment advisory, administrative services, distribution and/or shareholder services and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the Portfolio. A Portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in the Portfolios and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2023 to June 30, 2023.

The table on the next page illustrates the Portfolios’ costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee reductions, that you paid over the period. The “Ending Account Value” shown is derived from each Portfolio’s actual return for the period. The “Expense Ratio” column shows the period’s annualized expense ratio and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolios at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Portfolio in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare the Portfolios’ costs with those of other mutual funds. The “Ending Account Value” shown is derived from hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and assumed rate of return. It assumes that each Portfolio had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not each Portfolio’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the U.S. Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess the Portfolios’ ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Wilshire Mutual Funds, Inc. has no such charges, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Wilshire Mutual Funds, Inc. Disclosure of Fund Expenses (Unaudited) - (Continued) For the Six Months Ended June 30, 2023 (Unaudited)

	Beginning Account Value 01/01/2023	Ending Account Value 06/30/2023	Net Expense Ratio(1)	Expenses Paid During Period 01/01/23- 06/30/23(2)
Large Company Growth Portfolio
Based on Actual Fund Return
Investment Class	$1,000.00	$1,271.70	1.30%	$7.32
Institutional Class	$1,000.00	$1,273.40	1.00%	$5.64
Based on Hypothetical 5% Return
Investment Class	$1,000.00	$1,018.35	1.30%	$6.51
Institutional Class	$1,000.00	$1,019.84	1.00%	$5.01
Large Company Value Portfolio
Based on Actual Fund Return
Investment Class	$1,000.00	$1,077.90	1.30%	$6.70
Institutional Class	$1,000.00	$1,079.30	1.00%	$5.16
Based on Hypothetical 5% Return
Investment Class	$1,000.00	$1,018.35	1.30%	$6.51
Institutional Class	$1,000.00	$1,019.84	1.00%	$5.01
Small Company Growth Portfolio
Based on Actual Fund Return
Investment Class	$1,000.00	$1,135.60	1.35%	$7.15
Institutional Class	$1,000.00	$1,136.90	1.10%	$5.83
Based on Hypothetical 5% Return
Investment Class	$1,000.00	$1,018.10	1.35%	$6.76
Institutional Class	$1,000.00	$1,019.34	1.10%	$5.51
Small Company Value Portfolio
Based on Actual Fund Return
Investment Class	$1,000.00	$1,055.50	1.36%	$6.93
Institutional Class	$1,000.00	$1,056.60	1.11%	$5.66
Based on Hypothetical 5% Return
Investment Class	$1,000.00	$1,018.05	1.36%	$6.80
Institutional Class	$1,000.00	$1,019.29	1.11%	$5.56

Wilshire Mutual Funds, Inc. Disclosure of Fund Expenses (Unaudited) - (Continued) For the Six Months Ended June 30, 2023 (Unaudited)

	Beginning Account Value 01/01/2023	Ending Account Value 06/30/2023	Net Expense Ratio(1)	Expenses Paid During Period 01/01/23- 06/30/23(2)
Wilshire 5000 IndexSM Fund
Based on Actual Fund Return
Investment Class	$1,000.00	$1,155.20	0.58%	$3.10
Institutional Class	$1,000.00	$1,156.90	0.36%	$1.93
Based on Hypothetical 5% Return
Investment Class	$1,000.00	$1,021.92	0.58%	$2.91
Institutional Class	$1,000.00	$1,023.01	0.36%	$1.81
Wilshire International Equity Fund
Based on Actual Fund Return
Investment Class	$1,000.00	$1,111.10	1.51%	$7.90
Institutional Class	$1,000.00	$1,112.40	1.26%	$6.60
Based on Hypothetical 5% Return
Investment Class	$1,000.00	$1,017.31	1.51%	$7.55
Institutional Class	$1,000.00	$1,018.55	1.26%	$6.31
Wilshire Income Opportunities Fund
Based on Actual Fund Return
Investment Class	$1,000.00	$1,018.80	1.15%	$5.76
Institutional Class	$1,000.00	$1,020.50	0.90%	$4.51
Based on Hypothetical 5% Return
Investment Class	$1,000.00	$1,019.09	1.15%	$5.76
Institutional Class	$1,000.00	$1,020.33	0.90%	$4.51

(1)	Annualized, based on each Portfolio’s most recent fiscal half-year expenses.
(2)	Expenses are equal to each Portfolio’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Schedule of Investments	June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 79.6% (a)
Communication Services — 7.0%
Alphabet, Inc. - Class A (b)	16,220	$1,941,534
Alphabet, Inc. - Class C (b)	56,201	6,798,635
Liberty Media Corp. - Class C (b)	13,720	1,032,842
Madison Square Garden Sports Corp.	44	8,274
Meta Platforms, Inc. - Class A (b)	12,960	3,719,261
Netflix, Inc. (b)	4,370	1,924,941
The Trade Desk, Inc. - Class A (b)	8,453	652,741
		16,078,228
Consumer Discretionary — 11.0%
Airbnb, Inc. - Class A (b)	2,048	262,472
Amazon.com, Inc. (b)	75,373	9,825,624
Booking Holdings, Inc. (b)	295	796,597
Chipotle Mexican Grill, Inc. (b)	648	1,386,072
Darden Restaurants, Inc.	881	147,197
DraftKings, Inc. - Class A (b)	21,063	559,644
Ferrari NV	1,372	446,188
Las Vegas Sands Corp. (b)	13,354	774,532
Lululemon Athletica, Inc. (b)	953	360,710
Marriott International, Inc. - Class A	1,352	248,349
McDonald’s Corp.	1,332	397,482
MercadoLibre, Inc. (b)	1,410	1,670,286
MGM Resorts International	9,105	399,892
Mobileye Global, Inc. - Class A (b)	14,278	548,561
NIKE, Inc. - Class B	15,495	1,710,183
O’Reilly Automotive, Inc. (b)	70	66,871
PulteGroup, Inc.	3,798	295,029
Six Flags Entertainment Corp. (b)	4,724	122,729
Starbucks Corp.	383	37,940
Tesla, Inc. (b)	9,309	2,436,817
The Home Depot, Inc.	3,672	1,140,670
The Wendy’s Co.	4,301	93,547
Toll Brothers, Inc.	4,071	321,894

	Shares	Value
TopBuild Corp. (b)	187	$49,746
Tractor Supply Co.	2,528	558,941
Trip.com Group Ltd. - ADR (b)	18,856	659,960
Yum! Brands, Inc.	1,561	216,277
		25,534,210
Consumer Staples — 2.9%
Celsius Holdings, Inc. (b)	1,315	196,185
Costco Wholesale Corp.	4,547	2,448,014
Lamb Weston Holdings, Inc.	936	107,593
Monster Beverage Corp. (b)	37,887	2,176,229
PepsiCo, Inc.	3,667	679,202
Sysco Corp.	2,160	160,272
The Coca-Cola Co.	7,046	424,310
The Hershey Co.	1,770	441,969
The Proctor & Gamble Co.	826	125,337
		6,759,111
Energy — 1.0%
EOG Resources, Inc.	13,464	1,540,820
Equitrans Midstream Corp.	4,091	39,110
Schlumberger NV	14,731	723,587
		2,303,517
Financials — 5.5%
CME Group, Inc.	3,658	677,791
JPMorgan Chase & Co.	4,558	662,915
Kinsale Capital Group, Inc.	582	217,784
MarketAxess Holdings, Inc.	385	100,647
Marsh & McLennan Cos., Inc.	794	149,336
Mastercard, Inc. - Class A	3,783	1,487,854
MSCI, Inc.	1,713	803,894
S&P Global, Inc.	3,252	1,303,694
The Western Union Co.	3,924	46,029
Toast, Inc. - Class A (b)	20,230	456,591
Visa, Inc. - Class A	28,792	6,837,524
		12,744,059
Health Care — 13.1%
Acadia Healthcare Co., Inc. (b)	6,484	516,386
Align Technology, Inc. (b)	1,477	522,326
AstraZeneca PLC - ADR	12,211	873,941
Boston Scientific Corp. (b)	14,075	761,317
Danaher Corp.	2,065	495,600
Dexcom, Inc. (b)	3,172	407,634

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 79.6% (a) (Continued)
Health Care — 13.1% (Continued)
Edwards Lifesciences Corp. (b)	15,689	$1,479,943
Eli Lilly & Co.	4,498	2,109,472
Exelixis, Inc. (b)	2,958	56,527
GE HealthCare Technologies, Inc.	5,392	438,046
Genmab A/S - ADR (b)	6,973	265,044
Globus Medical, Inc. - Class A (b)	4,021	239,410
Humana, Inc.	266	118,937
IDEXX Laboratories, Inc. (b)	3,158	1,586,042
Inspire Medical Systems, Inc. (b)	282	91,549
Intuitive Surgical, Inc. (b)	10,918	3,733,301
McKesson Corp.	1,532	654,639
Medpace Holdings, Inc. (b)	2,180	523,571
Mettler-Toledo International, Inc. (b)	424	556,135
Molina Healthcare, Inc. (b)	1,074	323,532
Natera, Inc. (b)	23,528	1,144,872
Neurocrine Biosciences, Inc. (b)	958	90,339
Stryker Corp.	687	209,597
TransMedics Group, Inc. (b)	16,886	1,418,086
UnitedHealth Group, Inc.	10,081	4,845,332
Vaxcyte, Inc. (b)	12,648	631,641
Veeva Systems, Inc. - Class A (b)	7,083	1,400,522
Vertex Pharmaceuticals, Inc. (b)	6,918	2,434,513
Waters Corp. (b)	1,453	387,283
West Pharmaceutical Services, Inc.	77	29,450
Zoetis, Inc.	11,567	1,991,953
		30,336,940
Industrials — 5.5%
AECOM	619	52,423
Allegion PLC	1,994	239,320
AMETEK, Inc.	3,399	550,230
Caterpillar, Inc.	702	172,727
Cintas Corp.	163	81,024
Copart, Inc. (b)	16,307	1,487,362

	Shares	Value
Core & Main, Inc. - Class A (b)	11,016	$345,242
Deere & Co.	1,276	517,022
Eaton Corp. PLC	2,034	409,037
EMCOR Group, Inc.	4,376	808,597
Fastenal Co.	2,469	145,646
GFL Environmental, Inc.	36,433	1,413,600
IDEX Corp.	1,619	348,506
Illinois Tool Works, Inc.	829	207,383
Otis Worldwide Corp.	3,400	302,634
Paychex, Inc.	3,698	413,695
Paycom Software, Inc.	3,252	1,044,673
TransDigm Group, Inc.	2,189	1,957,338
Trex Co., Inc. (b)	4,279	280,531
Uber Technologies, Inc. (b)	4,036	174,234
Verisk Analytics, Inc.	489	110,529
Vertiv Holdings Co.	22,009	545,163
Westinghouse Air Brake Technologies Corp.	5,103	559,646
WW Grainger, Inc.	489	385,621
Xylem, Inc.	1,107	124,670
		12,676,853
Information Technology — 32.6%
Accenture PLC - Class A	4,466	1,378,118
Adobe, Inc. (b)	5,515	2,696,780
Advanced Micro Devices, Inc. (b)	6,454	735,175
Allegro MicroSystems, Inc. (b)	1,073	48,435
Amphenol Corp. - Class A	4,440	377,178
ANSYS, Inc. (b)	378	124,842
Apple, Inc.	65,389	12,683,504
Applied Materials, Inc.	1,696	245,140
Arista Networks, Inc. (b)	10,234	1,658,522
ASML Holding NV - ADR	661	479,060
Autodesk, Inc. (b)	2,088	427,226
Broadcom, Inc.	2,513	2,179,852
Cadence Design Systems, Inc. (b)	3,538	829,732
Cognex Corp.	4,538	254,219
Crowdstrike Holdings, Inc. - Class A (b)	2,352	345,438
Datadog, Inc. - Class A (b)	5,397	530,957
DocuSign, Inc. (b)	242	12,364

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 79.6% (a) (Continued)
Information Technology — 32.6% (Continued)
DoubleVerify Holdings, Inc. (b)	5,277	$205,381
Dynatrace, Inc. (b)	143	7,360
Entegris, Inc.	3,425	379,558
EPAM Systems, Inc. (b)	1,423	319,819
Fair Isaac Corp. (b)	150	121,382
First Solar, Inc. (b)	1,769	336,269
Fortinet, Inc. (b)	28,218	2,132,999
Gartner, Inc. (b)	159	55,699
HubSpot, Inc. (b)	441	234,652
Intuit, Inc.	1,149	526,460
KLA Corp.	1,250	606,275
Lam Research Corp.	155	99,643
Lattice Semiconductor Corp. (b)	2,010	193,101
Manhattan Associates, Inc. (b)	5,467	1,092,744
Marvell Technology, Inc.	19,379	1,158,477
Microchip Technology, Inc.	1,543	138,237
Microsoft Corp.	63,674	21,683,544
MongoDB, Inc. (b)	288	118,365
Motorola Solutions, Inc.	2,503	734,080
New Relic, Inc. (b)	3,517	230,152
Nutanix, Inc. - Class A (b)	2,201	61,738
NVIDIA Corp.	24,571	10,394,024
ON Semiconductor Corp. (b)	4,404	416,530
Palo Alto Networks, Inc. (b)	2,828	722,582
Pegasystems, Inc.	4,294	211,694
PTC, Inc. (b)	2,650	377,095
QUALCOMM, Inc.	10,983	1,307,416
Roper Technologies, Inc.	2,572	1,236,618
Salesforce, Inc. (b)	2,168	458,012
ServiceNow, Inc. (b)	3,323	1,867,426
Smartsheet, Inc. - Class A (b)	623	23,836
Synopsys, Inc. (b)	1,350	587,804
Taiwan Semiconductor Co. Ltd. - ADR	6,312	637,007
Teradata Corp. (b)	11,918	636,540
Tyler Technologies, Inc. (b)	1,387	577,644
Universal Display Corp.	97	13,981
Vontier Corp.	1,006	32,403

	Shares	Value
Workday, Inc. - Class A (b)	1,486	$335,673
Zebra Technologies Corp. - Class A (b)	749	221,577
		75,500,339
Materials — 1.0%
Eagle Materials, Inc.	846	157,711
Martin Marietta Materials, Inc.	3,555	1,641,308
The Sherwin-Williams Co.	1,987	527,588
		2,326,607
Total Common Stocks (Cost $114,669,822)		184,259,864

	Par Value
U.S. TREASURY OBLIGATIONS — 0.7%
U.S. Treasury Notes — 0.7%
0.250%, due 09/30/23	$32,000	31,615
0.125%, due 01/15/24	52,000	50,570
0.250%, due 06/15/24	172,000	163,749
0.750%, due 11/15/24	52,000	48,904
4.250%, due 05/31/25	260,000	256,750
3.000%, due 07/15/25	61,000	58,789
0.250%, due 10/31/25	55,000	49,638
3.625%, due 05/15/26	137,000	133,661
4.125%, due 06/15/26	207,000	204,898
0.875%, due 09/30/26	156,000	139,571
1.500%, due 01/31/27	44,800	40,586
2.750%, due 04/30/27	2,000	1,889
3.250%, due 06/30/27	2,400	2,308
3.625%, due 05/31/28	122,000	119,350
2.750%, due 08/15/32	19,000	17,421
4.125%, due 11/15/32	84,400	86,259
3.500%, due 02/15/33	178,900	174,316
3.375%, due 05/15/33	16,000	15,433
Total U.S. Treasury Obligations (Cost $1,640,486)		1,595,707

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
AGENCY MORTGAGE-BACKED OLIGATIONS INTEREST-ONLY STRIPS — 0.1%
Federal Home Loan Mortgage Corp. — 0.1%
Freddie Mac Multifamily Structured Pass Through Certificates
Series K-1501, 0.513%, due 04/25/30, Callable: 02/25/30 (c)	2,485,528	$47,597
Series K-110, 1.813%, due 04/25/30, Callable: 02/25/30 (c)	398,016	34,164
Series K-118, 1.051%, due 09/25/30, Callable: 06/25/30 (c)	994,350	52,368
Series K-123, 0.864%, due 12/25/30, Callable: 10/25/30 (c)	1,394,617	60,605
Total Agency Mortgage-Backed Obligations Interest-Only Strips (Cost $153,737)		194,734

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 2.0%
BBCMS 2018-TALL Mortgage Trust
Series 2018-TALL, 6.066%, due 03/15/37 (1 Month U.S. LIBOR + 0.872%) (d)(e)	180,000	161,868
BBCMS 2020-BID Mortgage Trust
Series 2020-BID, 7.333%, due 10/15/37 (1 Month U.S. LIBOR + 2.140%) (d)(e)	60,000	57,181
BX Commercial Mortgage Trust 2020-VKNG
Series 2020-VKNG, 6.661%, due 10/15/37 (1 Month SOFR Rate + 1.514%) (d)(e)	70,000	68,254
CIM Trust 2021-J3
Series 2021-J3, 2.500%, due 06/25/51, Callable: 04/25/45 (c)(d)	433,600	337,039
COLT 2021-2 Mortgage Loan Trust
Series 2021-2, 0.924%, due 08/25/66, Callable: 07/25/23 (c)(d)	228,003	161,185

	Shares	Value
Deephaven Residential Mortgage Trust 2022-2
Series 2022-2, 4.300%, due 03/25/67, Callable: 04/25/25 (c)(d)	257,451	$239,678
GSCG Trust 2019-600C
Series 2019-600C, 2.936%, due 09/12/34 (d)	180,000	152,538
GS Mortgage-Backed Securities Trust 2021-PJ10
Series 2021-PJ10, 2.500%, due 03/25/52, Callable: 04/25/43 (c)(d)	337,821	289,206
GS Mortgage Securities Corp Trust 2018-HART
Series 2018-HART, 6.290%, due 10/15/31 (1 Month U.S. LIBOR + 1.090%) (d)(e)	159,213	151,161
JP Morgan Chase Commercial Mortgage Securities Trust 2019-ICON
Series A, 3.884%, due 01/06/34 (d)	130,000	127,497
JP Morgan Mortgage Trust 2017-2
Series 2017-2, 3.500%, due 05/25/47, Callable: 11/25/32 (c)(d)	51,480	45,277
JP Morgan Mortgage Trust 2018-5
Series 2018-5, 3.500%, due 10/25/48, Callable: 09/25/34 (c)(d)	96,340	84,717
JP Morgan Mortgage Trust 2019-1
Series 2019-1, 4.000%, due 05/25/49, Callable: 07/25/23 (c)(d)	10,188	9,369
JP Morgan Mortgage Trust 2019-INV3
Series 2019-INV3, 3.500%, due 05/25/50, Callable: 12/25/28 (c)(d)	76,471	68,489
JP Morgan Mortgage Trust 2020-2
Series 2020-2, 3.500%, due 07/25/50, Callable: 01/25/26 (c)(d)	70,648	60,693
JP Morgan Mortgage Trust 2021-7
Series TR, 2.500%, due 11/25/51, Callable: 01/25/45 (c)(d)	248,940	194,125

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 2.0% (Continued)
JP Morgan Mortgage Trust 2021-14
Series 2021-14, 2.500%, due 05/25/52, Callable: 04/25/43 (c)(d)	217,612	$174,863
JP Morgan Mortgage Trust 2021-INV7
Series 2021-INV7, 2.500%, due 02/25/52, Callable: 07/25/47 (c)(d)	339,106	289,035
JP Morgan Mortgage Trust 2022-5
Series 2022-5, 2.500%, due 09/25/52, Callable: 03/25/48 (c)(d)	373,741	291,445
JP Morgan Mortgage Trust 2022-6
Series 2022-6, 3.000%, due 05/25/52, Callable: 04/25/41 (c)(d)	185,614	154,704
JP Morgan Mortgage Trust 2023-2
Series 2023-2, 5.000%, due 07/25/53, Callable: 01/25/48 (c)(d)	94,829	90,795
JP Morgan Trust 2015-3
Series 2015-3, 3.500%, due 05/25/45, Callable: 07/25/24 (c)(d)	50,189	44,786
JPMBB Commercial Mortgage Securities Trust 2013-C12
Series B, 4.165%, due 07/17/45, Callable: 07/15/23 (c)	11,248	10,980
KREST Commercial Mortgage Securities Trust 2021-CHIP
Series C, 3.024%, due 11/07/44 (c)(d)	275,000	189,933
OBX 2021-J3 Trust
Series 2021-J3, 2.500%, due 10/25/51, Callable: 05/25/38 (c)(d)	400,000	268,613
Provident Funding Mortgage Trust 2021-J1
Series FLT, 2.000%, due 10/25/51, Callable: 06/25/45 (c)(d)	100,000	58,146
SLG Office Trust 2021-OVA
Series 2021-OVA, 2.585%, due 07/17/41 (d)	190,000	152,010

	Shares	Value
Sequoia Mortgage Trust 2019-CH2
Series 2019-CH2, 4.500%, due 08/25/49, Callable: 10/25/23 (c)(d)	3,217	$3,119
Sequoia Mortgage Trust 2019-CH3
Series 2019-CH3, 4.000%, due 10/25/49, Callable: 06/25/26 (c)(d)	5,776	5,335
Sequoia Mortgage Trust 2020-4
Series 2020-4, 2.500%, due 11/25/50, Callable: 07/25/42 (c)(d)	200,000	140,377
Sequoia Mortgage Trust 2021-1
Series A-7, 2.500%, due 03/25/51, Callable: 09/25/46 (c)(d)	350,000	236,554
Wells Fargo Mortgage Backed Securities 2020-RR1 Trust
Series A-1, 3.000%, due 05/25/50, Callable: 12/25/36 (c)(d)	95,052	80,627
WFRBS Commercial Mortgage Trust 2014-C21
Series 2014-C21, 4.213%, due 08/16/47, Callable: 08/15/24 (c)	180,000	161,513
Total Non-Agency Backed Mortgage-Backed Obligations (Cost $5,450,533)		4,561,112

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS INTEREST-ONLY STRIPS — 0.1%
BBCMS Trust 2021-C10
Series 2021-C10, 1.415%, due 07/17/54, Callable: 05/15/31 (c)	988,489	68,340
Benchmark 2020-B19 Mortgage Trust
Series 2020-B19, 1.882%, due 09/17/53, Callable: 10/15/30 (c)	991,709	71,426
Benchmark 2021-B29 Mortgage Trust
Series X-A, 1.148%, due 09/17/54, Callable: 08/15/31 (c)	992,984	51,296

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS INTEREST-ONLY STRIPS — 0.1% (Continued)
DBJPM 20-C9 Mortgage Trust
Series 2020-C9, 1.824%, due 08/15/53, Callable: 06/15/30 (c)	706,012	$44,095
Total Non-Agency Mortgage-Backed Obligations Interest-Only Strips (Cost $340,774)		235,157

ASSET-BACKED SECURITIES — 1.5%
American Airlines 2015-2 Class AA Pass Through Trust
Series 2015-2, 3.600%, due 03/22/29	76,198	70,174
American Airlines 2016-1 Class AA Pass Through Trust
Series 2016-1, 3.575%, due 07/15/29	6,906	6,373
American Airlines 2016-2 Class AA Pass Through Trust
Series 2016-2, 3.200%, due 12/15/29	32,759	29,308
ACHV ABS TRUST 2023-1PL
Series 2023-1PL, 6.420%, due 03/18/30, Callable: Currently (d)	87,769	87,788
AmeriCredit Automobile Receivables Trust 2021-2
Series TR, 1.010%, due 01/19/27, Callable: 10/18/25	100,000	91,348
Beacon Container Finance II LLC
Series NT, 2.250%, due 10/22/46, Callable: 11/20/23 (d)	83,333	76,201
CLI Funding VIII LLC
Series LLC, 2.720%, due 01/18/47, Callable: 01/18/24 (d)	109,767	93,206
CNH Equipment Trust 2023-A
Series 2023-A, 4.770%, due 10/15/30, Callable: 12/15/27	250,000	245,681

	Shares	Value
Commonbond Student Loan Trust 2018-C-GS
Series A-1, 3.870%, due 02/25/46, Callable: Currently (d)	83,976	$79,290
Exeter Automobile Receivables Trust 2020-3
Series 2020-3, 1.320%, due 07/15/25, Callable: 03/15/25	14,424	14,405
FedEx Corp 2020-1 Class AA Pass Through Trust
Series 2020-1AA, 1.875%, due 08/20/35	220,045	179,611
GM Financial Consumer Automobile Receivables Trust 2023-1
Series B, 5.030%, due 09/18/28, Callable: 08/16/26	200,000	194,242
Kubota Credit Owner Trust 2023-1
Series A-3, 5.020%, due 06/15/27, Callable: 12/15/26 (d)	100,000	98,877
Laurel Road Prime Student Loan Trust 2020-A
Series 1.40000, 1.400%, due 11/25/50, Callable: 10/25/28 (d)	143,665	126,813
Loanpal Solar Loan 2020-2 Ltd.
Series A, 2.750%, due 07/20/47, Callable: 09/20/36 (d)	163,117	126,047
Marlette Funding Trust 2021-1
Series C, 1.410%, due 06/16/31, Callable: 03/15/25 (d)	200,000	195,976
Mosaic Solar Loan Trust 2020-2
Series 2020-2, 1.440%, due 08/20/46, Callable: 07/20/33 (d)	53,843	44,284
Mosaic Solar Loans 2017-2 LLC
Series 2017-2, 3.820%, due 06/22/43, Callable: 06/20/29 (d)	276,283	251,138
Navient Private Education Refi Loan Trust 2021-A
Series A, 0.840%, due 05/15/69, Callable: 03/15/28 (d)	62,344	54,119

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
ASSET-BACKED SECURITIES — 1.5% (Continued)
Navient Private Education Refi Loan Trust 2023-A
Series A, 5.510%, due 09/15/71, Callable: 10/15/32 (d)	198,319	$194,998
Oscar US Funding XII LLC
Series 2021-12, 1.000%, due 04/10/28, Callable: 02/10/25 (d)	200,000	186,608
PFS Financing Corp.
Series 2021-A, 0.710%, due 04/15/26, Callable: Currently (d)	100,000	95,714
Santander Consumer Auto Receivables Trust 2021-A
Series 2021-A, 1.030%, due 11/16/26, Callable: 07/15/25 (d)	150,000	138,298
Santander Drive Auto Receivables Trust 2019-3
Series D, 2.680%, due 10/15/25, Callable: 10/15/23	19,636	19,600
Santander Drive Auto Receivables Trust 2021-2
Series C, 0.900%, due 06/15/26, Callable: 03/15/25	60,776	59,872
SoFi Consumer Loan Program 2021-1 Trust
Series B, 1.300%, due 09/25/30, Callable: 07/25/24 (d)	350,000	339,576
SoFi Consumer Loan Program 2023-1S Trust
Series 2023-1S, 5.810%, due 05/15/31, Callable: 09/15/25 (d)	75,375	75,282
Sofi Professional Loan Program 2018-B Trust
Series 3.34000, 3.340%, due 08/25/47, Callable: 08/25/25 (d)	49,157	47,433
Sunnova Helios IV Issuer LLC
Series A, 2.980%, due 06/20/47, Callable: 06/20/27 (d)	181,867	153,555
Vivint Solar Financing VII LLC
Series LLC, 2.210%, due 07/31/51 (d)	178,385	138,112

	Shares	Value
Volvo Financial Equipment LLC Series 2020-1
Series A-4, 0.600%, due 03/15/28, Callable: 05/15/24 (d)	100,000	$95,931
Total Asset-Backed Securities (Cost $3,916,467)		3,609,860

COLLATERALIZED LOAN OBLIGATIONS — 2.0%
Arbor Realty Commercial Real Estate Notes 2021-FL2 Ltd.
Series B, 6.793%, due 05/15/36, Callable: 12/15/23 (1 Month U.S. LIBOR + 1.600%) (d)(e)	350,000	333,069
Arbor Realty Commercial Real Estate Notes 2021-FL3 Ltd.
Series C, 7.043%, due 08/15/34, Callable: 03/15/24 (1 Month U.S. LIBOR + 1.850%) (d)(e)(f)	275,000	258,676
Benefit Street Partners CLO XXIII Ltd.
Series A-1, 6.335%, due 04/25/34, Callable: 07/25/23 (3 Month U.S. LIBOR + 1.080%) (d)(e)	250,000	244,076
CIFC Funding 2021-I Ltd.
Series LTD, 6.365%, due 04/25/33, Callable: 07/25/23 (3 Month U.S. LIBOR + 1.110%) (d)(e)	250,000	247,620
CIFC Funding 2022-I Ltd.
Series 2022-1, 6.306%, due 04/17/35, Callable: 04/17/24 (3 Month SOFR Rate + 1.320%) (d)(e)	250,000	244,876
Greystone CRE Notes 2021-FL3 Ltd.
Series 2021-FL3, 7.261%, due 07/15/39, Callable: 08/15/23 (1 Month SOFR Rate + 2.114%) (d)(e)(f)	275,000	257,167

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
COLLATERALIZED LOAN OBLIGATIONS — 2.0% (Continued)
Marble Point CLO XIV Ltd.
Series FLT, 6.530%, due 01/20/32, Callable: 07/20/23 (3 Month U.S. LIBOR + 1.280%) (d)(e)	450,000	$442,230
MF1 2021-FL6 Ltd.
Series 2021-FL6, 7.066%, due 07/18/36, Callable: 07/16/23 (1 Month SOFR Rate + 1.964%) (d)(e)(f)	175,000	164,840
MF1 2021-FL7 Ltd.
Series 2021-FL7, 7.207%, due 10/16/36, Callable: 10/16/23 (1 Month U.S. LIBOR + 2.050%) (d)(e)(f)	200,000	186,711
Neuberger Berman Loan Advisers CLO 34 Ltd.
Series FLT, 6.288%, due 01/22/35, Callable: 07/20/23 (3 Month SOFR Rate + 1.240%) (d)(e)	300,000	295,147
Oaktree CLO 2019-1 Ltd.
Series 2019-1R, 6.383%, due 04/22/30, Callable: 07/22/23 (3 Month U.S. LIBOR + 1.110%) (d)(e)	250,000	246,000
Octagon Investment Partners 32 Ltd.
Series FLT, 6.460%, due 07/16/29, Callable: 07/15/23 (3 Month U.S. LIBOR + 1.200%) (d)(e)	250,000	244,372
OHA Credit Funding 4 Ltd.
Series A-R, 6.423%, due 10/22/36, Callable: 10/22/23 (3 Month U.S. LIBOR + 1.150%) (d)(e)	500,000	492,058
Palmer Square CLO 2019-1 Ltd.
Series 2019-1R, 6.471%, due 11/14/34, Callable: 11/14/23 (3 Month U.S. LIBOR + 1.150%) (d)(e)	250,000	245,811

	Shares	Value
Ready Capital Mortgage Financing 2021-FL5 LLC
Series 2021-FL5, 6.900%, due 04/25/38, Callable: 03/25/24 (1 Month U.S. LIBOR + 1.750%) (d)(e)	350,000	$340,000
TCI-Symphony CLO 2016-1 Ltd.
Series FLT, 6.262%, due 10/13/32, Callable: 07/13/23 (3 Month U.S. LIBOR + 1.020%) (d)(e)	500,000	493,849
Total Collateralized Loan Obligations (Cost $4,868,790)		4,736,502

CORPORATE BONDS — 4.1%
Basic Materials — 0.2%
Ecolab, Inc.
4.800%, due 03/24/30, Callable: 12/24/29	61,000	60,927
Nucor Corp.
4.300%, due 05/23/27, Callable: 04/23/27	67,000	64,788
Nutrien Ltd.
5.950%, due 11/07/25	95,000	95,603
PPG Industries, Inc.
1.200%, due 03/15/26, Callable: 02/15/26	111,000	99,296
Steel Dynamics, Inc.
1.650%, due 10/15/27, Callable: 08/15/27	74,000	62,961
		383,575
Communications — 0.3%
Amazon.com, Inc.
1.500%, due 06/03/30, Callable: 03/03/30	100,000	82,194
AT&T, Inc.
2.250%, due 02/01/32, Callable: 11/01/31	148,000	117,228
Meta Platforms, Inc.
3.500%, due 08/15/27, Callable: 07/15/27	19,000	18,040
3.850%, due 08/15/32, Callable: 05/15/32	28,000	25,955
T-Mobile USA, Inc.
2.250%, due 02/15/26, Callable: 07/11/23	122,000	112,099

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
CORPORATE BONDS — 4.1% (Continued)
Communications — 0.3% (Continued)
3.750%, due 04/15/27, Callable: 02/15/27	58,000	$54,920
The Walt Disney Co.
2.000%, due 09/01/29, Callable: 06/01/29	68,000	57,845
Verizon Communications, Inc.
4.329%, due 09/21/28	74,000	71,330
2.355%, due 03/15/32, Callable: 12/15/31	158,000	127,136
		666,747
Consumer, Cyclical — 0.2%
American Honda Finance Corp.
1.200%, due 07/08/25	70,000	64,400
Lowe’s Cos., Inc.
3.350%, due 04/01/27, Callable: 03/01/27	68,000	64,254
O’Reilly Automotive, Inc.
3.600%, due 09/01/27, Callable: 06/01/27	141,000	133,004
Ross Stores, Inc.
4.600%, due 04/15/25, Callable: 03/15/25	114,000	111,848
The Home Depot, Inc.
1.500%, due 09/15/28, Callable: 07/15/28	103,000	88,115
Walmart, Inc.
1.050%, due 09/17/26, Callable: 08/17/26	103,000	91,991
		553,612
Consumer, Non-cyclical — 0.6%
AbbVie, Inc.
3.800%, due 03/15/25, Callable: 12/15/24	121,000	117,505
Amgen, Inc.
3.200%, due 11/02/27, Callable: 08/02/27	115,000	107,381
CVS Health Corp.
3.875%, due 07/20/25, Callable: 04/20/25	242,000	235,378
1.750%, due 08/21/30, Callable: 05/21/30	148,000	118,011
Global Payments, Inc.
1.200%, due 03/01/26, Callable: 02/01/26	58,000	51,453

	Shares	Value
HCA, Inc.
4.125%, due 06/15/29, Callable: 03/15/29	98,000	$90,528
Keurig Dr Pepper, Inc.
4.417%, due 05/25/25, Callable: 03/25/25	16,000	15,694
Nestle Holdings, Inc.
5.250%, due 03/13/26 (d)	150,000	151,094
PepsiCo, Inc.
2.625%, due 07/29/29, Callable: 04/29/29	79,000	71,075
Royalty Pharma PLC
1.200%, due 09/02/25, Callable: 08/02/25	61,000	55,128
1.750%, due 09/02/27, Callable: 07/02/27	174,000	149,026
2.200%, due 09/02/30, Callable: 06/02/30	69,000	55,468
Triton Container International Ltd.
2.050%, due 04/15/26, Callable: 03/15/26 (d)	119,000	103,916
		1,321,657
Energy — 0.3%
Enbridge, Inc.
1.600%, due 10/04/26, Callable: 09/04/26	111,000	98,280
Enterprise Products Operating LLC
2.800%, due 01/31/30, Callable: 10/31/29	74,000	64,776
Kinder Morgan, Inc.
1.750%, due 11/15/26, Callable: 10/15/26	74,000	65,409
MPLX LP
4.875%, due 12/01/24, Callable: 09/01/24	70,000	68,961
2.650%, due 08/15/30, Callable: 05/15/30	33,000	27,580
Ovintiv Exploration, Inc.
5.375%, due 01/01/26, Callable: 10/01/25	99,000	98,257
Phillips 66
0.900%, due 02/15/24, Callable: 07/17/23	75,000	72,661
Plains All American Pipeline LP
4.650%, due 10/15/25, Callable: 07/15/25	99,000	96,313

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
CORPORATE BONDS — 4.1% (Continued)
Energy — 0.3% (Continued)
Sabine Pass Liquefaction LLC
5.000%, due 03/15/27, Callable: 09/15/26	57,000	$56,145
		648,382
Financial — 1.6%
American Express Co.
2.250%, due 03/04/25, Callable: 02/01/25	68,000	64,312
American International Group, Inc.
3.900%, due 04/01/26, Callable: 01/01/26	28,000	26,865
Assurant, Inc.
4.200%, due 09/27/23, Callable: 08/27/23	13,000	12,948
Aviation Capital Group LLC
1.950%, due 09/20/26, Callable: 08/20/26 (d)	101,000	87,550
Avolon Holdings Funding Ltd.
2.125%, due 02/21/26, Callable: 01/21/26 (d)	198,000	175,107
Bank of America Corp.
4.000%, due 01/22/25	71,000	69,076
0.976%, due 04/22/25, Callable: 04/22/24 (SOFR Rate + 0.690%) (e)	191,000	182,896
1.734%, due 07/22/27, Callable: 07/22/26 (SOFR Rate + 0.960%) (e)	318,000	283,638
3.593%, due 07/21/28, Callable: 07/21/27 (3 Month SOFR Rate + 1.632%) (e)	64,000	59,584
2.592%, due 04/29/31, Callable: 04/29/30 (SOFR Rate + 2.150%) (e)	168,000	140,606
Blackstone Holdings Finance Co. LLC
1.625%, due 08/05/28, Callable: 06/05/28 (d)	143,000	118,108

	Shares	Value
BNP Paribas SA
2.819%, due 11/19/25, Callable: 11/19/24 (3 Month U.S. LIBOR + 1.111%) (d)(e)	200,000	$190,463
Capital One Financial Corp.
1.878%, due 11/02/27, Callable: 11/02/26 (SOFR Rate + 0.855%) (e)	95,000	81,176
Citigroup, Inc.
0.981%, due 05/01/25, Callable: 05/01/24 (SOFR Rate + 0.669%) (e)	120,000	114,842
Equinix, Inc.
1.250%, due 07/15/25, Callable: 06/15/25	126,000	114,958
2.900%, due 11/18/26, Callable: 09/18/26	56,000	51,230
HSBC Holdings PLC
2.206%, due 08/17/29, Callable: 08/17/28 (SOFR Rate + 1.285%) (e)	200,000	166,910
JPMorgan Chase & Co.
1.470%, due 09/22/27, Callable: 09/22/26 (SOFR Rate + 0.765%) (e)	162,000	143,023
2.947%, due 02/24/28, Callable: 02/24/27 (SOFR Rate + 1.170%) (e)	50,000	45,903
2.069%, due 06/01/29, Callable: 06/01/28 (SOFR Rate + 1.015%) (e)	52,000	44,563
1.953%, due 02/04/32, Callable: 02/04/31 (SOFR Rate + 1.065%) (e)	19,000	15,093
2.580%, due 04/22/32, Callable: 04/22/31 (3 Month SOFR Rate + 1.250%) (e)	70,000	58,010

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
CORPORATE BONDS — 4.1% (Continued)
Financial — 1.6% (Continued)
Kite Realty Group LP
4.000%, due 10/01/26, Callable: 07/01/26	74,000	$67,273
Mitsubishi UFJ Financial Group, Inc.
3.761%, due 07/26/23	67,000	66,934
Morgan Stanley
1.164%, due 10/21/25, Callable: 10/21/24 (SOFR Rate + 0.560%) (e)	108,000	100,896
2.188%, due 04/28/26, Callable: 04/28/25 (SOFR Rate + 1.990%) (e)	223,000	209,341
1.593%, due 05/04/27, Callable: 05/04/26 (SOFR Rate + 0.879%) (e)	181,000	162,039
1.512%, due 07/20/27, Callable: 07/20/26 (SOFR Rate + 0.858%) (e)	120,000	106,348
2.699%, due 01/22/31, Callable: 01/22/30 (SOFR Rate + 1.143%) (e)	9,000	7,660
2.239%, due 07/21/32, Callable: 07/21/31 (SOFR Rate + 1.178%) (e)	35,000	27,757
6.342%, due 10/18/33, Callable: 10/18/32 (SOFR Rate + 2.560%) (e)	104,000	110,125
5.297%, due 04/20/37, Callable: 04/20/32 (SOFR Rate + 2.620%) (e)	7,000	6,626
5.948%, due 01/19/38, Callable: 01/19/33 (5 Year CMT Rate + 2.430%) (e)	1,000	987

	Shares	Value
Realty Income Corp.
3.250%, due 01/15/31, Callable: 10/15/30	110,000	$95,837
Royal Bank of Canada
1.200%, due 04/27/26	80,000	71,305
Sumitomo Mitsui Trust Bank Ltd.
2.800%, due 03/10/27 (d)	63,000	57,499
The Bank of Nova Scotia
2.700%, due 08/03/26	107,000	98,442
The Goldman Sachs Group, Inc.
0.855%, due 02/12/26, Callable: 02/12/25 (SOFR Rate + 0.609%) (e)	90,000	83,016
US Bancorp
4.548%, due 07/22/28, Callable: 07/22/27 (SOFR Rate + 1.660%) (e)	40,000	38,231
Wells Fargo & Co.
2.406%, due 10/30/25, Callable: 10/30/24 (3 Month SOFR Rate + 1.087%) (e)	173,000	164,857
2.164%, due 02/11/26, Callable: 02/11/25 (3 Month SOFR Rate + 1.012%) (e)	38,000	35,808
		3,757,842
Industrial — 0.2%
Carrier Global Corp.
2.722%, due 02/15/30, Callable: 11/15/29	140,000	120,111
Caterpillar Financial Services Corp.
3.250%, due 12/01/24	94,000	91,270
Parker-Hannifin Corp.
4.250%, due 09/15/27, Callable: 08/15/27	98,000	94,851
Raytheon Technologies Corp.
3.200%, due 03/15/24, Callable: 01/15/24	87,000	85,496
The Boeing Co.
4.875%, due 05/01/25, Callable: 04/01/25	76,000	74,799
		466,527

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
CORPORATE BONDS — 4.1% (Continued)
Technology — 0.4%
Apple, Inc.
1.200%, due 02/08/28, Callable: 12/08/27	87,000	$75,266
Broadcom, Inc.
3.459%, due 09/15/26, Callable: 07/15/26	69,000	64,989
2.450%, due 02/15/31, Callable: 11/15/30 (d)	58,000	46,930
Fidelity National Information Services, Inc.
4.700%, due 07/15/27, Callable: 06/15/27	101,000	98,261
Fiserv, Inc.
3.850%, due 06/01/25, Callable: 03/01/25	54,000	52,346
5.450%, due 03/02/28, Callable: 02/02/28	97,000	97,256
Intel Corp.
3.700%, due 07/29/25, Callable: 04/29/25	33,000	32,112
Oracle Corp.
3.250%, due 11/15/27, Callable: 08/15/27	105,000	97,456
2.950%, due 04/01/30, Callable: 01/01/30	200,000	174,614
VMware, Inc.
1.000%, due 08/15/24, Callable: 07/11/23	85,000	80,456
		819,686
Utilities — 0.3%
Ameren Illinois Co.
3.800%, due 05/15/28, Callable: 02/15/28	70,000	66,405
Duke Energy Corp.
3.150%, due 08/15/27, Callable: 05/15/27	150,000	138,415
Entergy Corp.
0.900%, due 09/15/25, Callable: 08/15/25	100,000	89,550
NextEra Energy Capital Holdings, Inc.
4.625%, due 07/15/27, Callable: 06/15/27	100,000	97,748
Sierra Pacific Power Co.
2.600%, due 05/01/26, Callable: 02/01/26	121,000	112,698

	Shares	Value
Southwestern Electric Power Co.
1.650%, due 03/15/26, Callable: 02/15/26	80,000	$72,296
The AES Corp.
1.375%, due 01/15/26, Callable: 12/15/25	75,000	67,009
Trans-Allegheny Interstate Line Co.
3.850%, due 06/01/25, Callable: 03/01/25 (d)	102,000	98,139
WEC Energy Group, Inc.
5.150%, due 10/01/27, Callable: 09/01/27	64,000	63,848
		806,108
Total Corporate Bonds (Cost $10,255,411)		9,424,136

AFFILIATED REGISTERED INVESTMENT COMPANIES — 3.0%
Voya VACS Series EMHCD Fund	147	$1,487
Voya VACS Series HYB Fund	92,913	932,842
Voya VACS Series SC Fund	592,079	5,962,237
Total Affiliated Registered Investment Companies (Cost $7,290,732)		6,896,566

RIGHT — 0.0% (g)
ABIOMED, Inc. (b)(f)(h)	1,153	—
Total Right (Cost $0)		—

Total Investments at Value — 93.1% (Cost $148,586,752)		215,513,638
Other Assets in Excess of Liabilities — 6.9%		16,075,640
Net Assets — 100.0%		$231,589,278

Percentages are stated as a percent of net assets.

ADR -	American Depositary Receipt
CMT -	Constant Maturity Treasury
LIBOR -	London Interbank Offered Rate
SOFR -	Secured Overnight Financing Rate

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Non-income producing security.
(c)	Variable rate security. The coupon is based on an underlying pool of loans. The rate listed is as of June 30, 2023.
(d)

Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of June 30, 2023, the value of these investments was $12,853,173, or 5.5% of total net assets.

(e)	Variable rate security based on a reference index and spread. The rate listed is as of June 30, 2023.
(f)	Illiquid security. The total value of such securities is $867,394 as of June 30, 2023, representing 0.4% of net assets.
(g)	Represents less than 0.1%.
(h)	Level 3 security. Security has been valued at fair value by the valuation designee. The total value of such securities is $0 as of June 30, 2023, representing 0.0% of net assets.

The Accompanying Footnotes are an Integral Part of this Schedule of Investments.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Schedule of Total Return Swaps	June 30, 2023 (Unaudited)

Counterparty	Reference Entity	Pay/ Receive Total Return on Reference Entity	Financing Rate	Maturity Date	Payment Frequency	Shares	Notional Amount	Value/ Unrealized Appreciation
Goldman Sachs Bank, USA	Russell 1000 Growth Total Return Index	Receive	(U.S. Federal Funds Rate + 0.300%)	12/04/2023	At Maturity	17,625	$49,827,743	$8,535,974

Total Return Swap Contracts								$8,535,974

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Schedule of Futures Contracts	June 30, 2023 (Unaudited)

FUTURES CONTRACTS SOLD SHORT	Contracts	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
2-Year U.S. Treasury Note Future	3	09/29/2023	$596,253	$8,737
5-Year U.S. Treasury Note Future	40	09/29/2023	3,952,188	87,424
10-Year U.S. Treasury Note Future	4	09/20/2023	395,352	8,492
U.S. Treasury Long Bond Future	10	09/20/2023	1,076,671	2,869
Ultra 10-Year U.S. Treasury Bond Future	12	09/20/2023	1,171,678	17,098
Ultra Long-Term U.S. Treasury Bond Future	7	09/20/2023	631,523	(8,711)
Total Futures Contracts Sold Short			$7,823,665	$115,909

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Schedule of Investments	June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 79.6% (a)
Communication Services — 4.2%
Activision Blizzard, Inc. (b)	2,202	$185,629
Alphabet, Inc. - Class A (b)	17,151	2,052,975
Alphabet, Inc. - Class C (b)	2,770	335,087
AT&T Inc.	4,460	71,137
Comcast Corp. - Class A	27,988	1,162,901
Electronic Arts, Inc.	1,633	211,800
Live Nation Entertainment, Inc. (b)	2,190	199,531
Meta Platforms, Inc. - Class A (b)	1,780	510,824
News Corp. - Class A	25,713	501,403
Omnicom Group, Inc.	2,957	281,359
Paramount Global - Class B	15,400	245,014
Playtika Holding Corp. (b)	7,050	81,780
Roku, Inc. (b)	410	26,224
Take-Two Interactive Software, Inc. (b)	1,001	147,307
The Walt Disney Co. (b)	1,510	134,813
TripAdvisor, Inc. (b)	1,550	25,560
Vodafone Group PLC - ADR	40,485	382,583
Warner Bros Discovery, Inc. (b)	43,004	539,270
		7,095,197
Consumer Discretionary — 4.8%
Adient PLC (b)	5,065	194,091
Amazon.com, Inc. (b)	3,128	407,766
Aptiv PLC (b)	3,600	367,524
AutoNation, Inc. (b)	530	87,243
Bath & Body Works, Inc.	2,740	102,750
Booking Holdings, Inc. (b)	93	251,131
BorgWarner, Inc.	5,100	249,441
Boyd Gaming Corp.	1,330	92,262
Carnival Corp. (b)	3,510	66,093
Darden Restaurants, Inc.	300	50,124
DR Horton, Inc.	380	46,242
eBay, Inc.	1,290	57,650
Expedia Group, Inc. (b)	230	25,160
General Motors Co.	34,584	1,333,559
Grand Canyon Education, Inc. (b)	1,554	160,388
H&R Block, Inc.	4,380	139,591
Lennar Corp. - Class A	200	25,062
Lennar Corp. - Class B	300	33,894

	Shares	Value
Lowe’s Cos., Inc.	140	$31,598
LVMH Moet Hennessy Louis Vuitton SE	311	292,871
Magna International, Inc.	16,492	930,808
McDonald’s Corp.	2,249	671,124
MGM Resorts International	560	24,595
Mohawk Industries, Inc. (b)	600	61,896
NIKE, Inc. - Class B	3,815	421,062
O’Reilly Automotive, Inc. (b)	150	143,295
PulteGroup, Inc.	4,226	328,276
Royal Caribbean Cruises Ltd. (b)	2,340	242,752
Six Flags Entertainment Corp. (b)	9,540	247,849
Starbucks Corp.	1,770	175,336
Toll Brothers, Inc.	4,335	342,768
TopBuild Corp. (b)	740	196,855
Yum! Brands, Inc.	2,230	308,967
		8,110,023
Consumer Staples — 4.8%
Altria Group, Inc.	6,750	305,775
Archer-Daniels-Midland Co.	400	30,224
Brown-Forman Corp. - Class A	1,570	106,870
Brown-Forman Corp. - Class B	4,030	269,123
Casey’s General Stores, Inc.	850	207,298
Colgate-Palmolive Co.	15,220	1,172,549
Constellation Brands, Inc. - Class A	1,610	396,269
Costco Wholesale Corp.	1,476	794,649
Diageo PLC	7,359	315,800
General Mills, Inc.	2,720	208,624
Mondelez International, Inc. - Class A	4,015	292,854
Olaplex Holdings, Inc. (b)	2,040	7,589
PepsiCo, Inc.	1,215	225,042
Pernod Ricard SA	1,233	272,320
Philip Morris International, Inc.	7,183	701,204
Post Holdings, Inc. (b)	250	21,663
The Coca-Cola Co.	8,983	540,956
The Hershey Co.	1,140	284,658
The Procter & Gamble Co.	4,499	682,678

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 79.6% (a) (Continued)
Consumer Staples — 4.8% (Continued)
Unilever PLC - ADR	15,415	$803,584
Walmart, Inc.	2,028	318,761
		7,958,490
Energy — 6.3%
APA Corp.	38,464	1,314,315
Baker Hughes Co.	15,005	474,308
Cenovus Energy, Inc.	22,205	377,041
Chevron Corp.	5,084	799,967
ConocoPhillips	8,716	903,065
Equitrans Midstream Corp.	7,020	67,111
Exxon Mobil Corp.	10,027	1,075,396
Halliburton Co.	11,640	384,004
Marathon Oil Corp.	30,702	706,760
Marathon Petroleum Corp.	1,850	215,710
Murphy Oil Corp.	10,230	391,809
NOV, Inc.	47,865	767,755
ONEOK, Inc.	4,460	275,271
Ovintiv, Inc.	13,500	513,945
PDC Energy, Inc.	1,150	81,811
Phillips 66	340	32,429
Range Resources Corp.	4,190	123,186
Schlumberger NV	6,700	329,104
Shell PLC - ADR	13,812	833,968
Targa Resources Corp.	1,348	102,583
TechnipFMC PLC (b)	21,990	365,474
TotalEnergies SE	7,269	416,824
Valero Energy Corp.	510	59,823
		10,611,659
Financials — 16.8%
American Express Co.	3,170	552,214
American International Group, Inc.	36,429	2,096,125
Aon PLC - Class A	2,416	834,003
Arch Capital Group Ltd. (b)	2,222	166,317
Arthur J Gallagher & Co.	2,711	595,254
Axis Capital Holdings Ltd.	2,500	134,575
Bank of America Corp.	29,476	845,666
Bank OZK	930	37,349
Berkshire Hathaway, Inc. - Class B (b)	5,257	1,792,637
Block, Inc. (b)	980	65,239
Capital One Financial Corp.	2,300	251,551
Chubb Ltd.	3,312	637,759

	Shares	Value
Cincinnati Financial Corp.	200	$19,464
Citigroup, Inc.	37,066	1,706,519
Citizens Financial Group, Inc.	35,615	928,839
CME Group, Inc.	3,448	638,880
Columbia Banking System, Inc.	2,013	40,824
Corebridge Financial, Inc.	11,200	197,792
Equitable Holdings, Inc.	7,811	212,147
Everest Re Group Ltd.	332	113,497
Fidelity National Information Services, Inc.	12,030	658,041
First Citizens BancShares, Inc. - Class A	494	634,024
First Horizon Corp.	10,290	115,968
JPMorgan Chase & Co.	6,537	950,741
Kemper Corp.	400	19,304
Loews Corp.	1,940	115,197
Marsh & McLennan Cos., Inc.	3,198	601,480
Mastercard, Inc. - Class A	2,352	925,042
MetLife, Inc.	430	24,308
MGIC Investment Corp.	15,660	247,271
Moody’s Corp.	2,278	792,106
Northern Trust Corp.	2,928	217,082
Primerica, Inc.	1,066	210,812
Reinsurance Group of America, Inc.	240	33,286
RenaissanceRe Holdings Ltd.	620	115,642
Resona Holdings, Inc.	34,900	166,960
RLI Corp.	3,840	524,045
S&P Global, Inc.	1,382	554,030
State Street Corp.	10,746	786,392
StoneCo Ltd. - Class A (b)	4,710	60,005
Synchrony Financial	3,180	107,866
The Allstate Corp.	240	26,170
The Bank of New York Mellon Corp.	24,257	1,079,922
The Charles Schwab Corp.	15,166	859,609
The Goldman Sachs Group, Inc.	3,135	1,011,163
The Hartford Financial Services Group, Inc.	10,147	730,787
The Progressive Corp.	1,250	165,462

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 79.6% (a) (Continued)
Financials — 16.8% (Continued)
The Travelers Cos., Inc.	1,410	$244,861
The Western Union Co.	17,280	202,694
Unum Group	310	14,787
US Bancorp.	34,800	1,149,792
Voya Financial, Inc.	1,520	108,999
W R Berkley Corp.	2,462	146,637
Wells Fargo & Co.	49,001	2,091,363
Western Alliance Bancorp (c)	360	13,129
WEX, Inc. (b)	270	49,159
Willis Towers Watson PLC	1,491	351,130
Zions Bancorp NA (c)	2,190	58,823
		28,030,740
Health Care — 9.9%
Abbott Laboratories	3,930	428,449
Agilent Technologies, Inc.	5,833	701,418
Align Technology, Inc. (b)	500	176,820
Amgen, Inc.	510	113,230
Becton Dickinson & Co.	360	95,044
Bio-Rad Laboratories, Inc. - Class A (b)	263	99,709
Bio-Techne Corp.	1,459	119,098
Boston Scientific Corp. (b)	700	37,863
Bristol-Myers Squibb Co.	5,311	339,638
Bruker Corp.	9,994	738,756
Centene Corp. (b)	10,052	678,007
Chemed Corp.	300	162,501
CVS Health Corp.	17,549	1,213,162
Danaher Corp.	1,983	475,920
DENTSPLY SIRONA, Inc.	2,580	103,252
Elevance Health, Inc.	3,810	1,692,745
Eli Lilly & Co.	370	173,523
Envista Holdings Corp. (b)	9,112	308,350
Exelixis, Inc. (b)	1,480	28,283
GE HealthCare Technologies, Inc.	5,658	459,656
Globus Medical, Inc. - Class A (b)	11,450	681,733
GSK PLC - ADR	6,431	229,201
HCA Healthcare, Inc.	2,204	668,870
Hologic, Inc. (b)	3,613	292,545
Humana, Inc.	575	257,100
ICON PLC (b)	1,487	372,047
Intuitive Surgical, Inc. (b)	1,860	636,008

	Shares	Value
IQVIA Holdings, Inc. (b)	623	$140,032
Johnson & Johnson	6,950	1,150,364
Maravai LifeSciences Holdings, Inc. - Class A (b)	7,002	87,035
Medtronic PLC	10,383	914,742
Merck & Co., Inc.	1,344	155,084
Molina Healthcare, Inc. (b)	440	132,546
Sanofi - ADR	5,285	284,861
Stryker Corp.	1,550	472,890
The Cigna Group	2,080	583,648
Thermo Fisher Scientific, Inc.	744	388,182
United Therapeutics Corp. (b)	160	35,320
UnitedHealth Group, Inc.	900	432,576
Vertex Pharmaceuticals, Inc. (b)	210	73,901
Zimmer Biomet Holdings, Inc.	2,584	376,230
		16,510,339
Industrials — 13.2%
3M Co.	1,052	105,295
A O Smith Corp.	1,030	74,963
AECOM	340	28,795
Alaska Air Group, Inc. (b)	7,035	374,121
Allegion PLC	2,690	322,854
Allison Transmission Holdings, Inc.	3,957	223,412
Automatic Data Processing, Inc.	860	189,019
Carlisle Cos., Inc.	100	25,653
Carrier Global Corp.	110	5,468
Caterpillar, Inc.	320	78,736
Cintas Corp.	410	203,803
Clarivate PLC (b)	18,010	171,635
CNH Industrial NV	33,830	487,152
Core & Main, Inc. - Class A (b)	8,000	250,720
Crane Co.	400	35,648
CSX Corp.	800	27,280
Cummins, Inc.	2,911	713,661
Delta Air Lines, Inc. (b)	1,780	84,621
Donaldson Co., Inc.	590	36,881
Eaton Corp. PLC	1,300	261,430
EMCOR Group, Inc.	3,692	682,208

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 79.6% (a) (Continued)
Industrials — 13.2% (Continued)
Equifax, Inc.	2,029	$477,424
Esab Corp.	2,315	154,040
FedEx Corp.	4,905	1,215,949
Ferguson PLC	2,474	389,185
Flowserve Corp.	950	35,292
Fluor Corp. (b)	5,616	166,234
Gates Industrial Corp. PLC (b)	4,040	54,459
General Dynamics Corp.	937	201,596
General Electric Co.	10,276	1,128,819
Graco, Inc.	4,113	355,158
Honeywell International, Inc.	3,964	822,530
IDEX Corp.	2,151	463,024
Illinois Tool Works, Inc.	1,070	267,671
Ingersoll Rand, Inc.	5,730	374,513
ITT, Inc.	1,210	112,784
Johnson Controls International PLC	8,219	560,043
Kirby Corp. (b)	2,420	186,219
MSA Safety, Inc.	1,566	272,421
Nordson Corp.	1,414	350,927
nVent Electric PLC	9,430	487,248
Otis Worldwide Corp.	13,438	1,196,116
PACCAR, Inc.	9,426	788,485
Parker-Hannifin Corp.	340	132,614
Paychex, Inc.	136	15,214
Pentair PLC	2,936	189,666
Raytheon Technologies Corp.	6,690	655,352
RBC Bearings, Inc. (b)	1,941	422,109
Regal Rexnord Corp.	1,117	171,906
Republic Services, Inc.	1,205	184,570
Rockwell Automation, Inc.	2,082	685,915
Schneider National, Inc. - Class B	1,860	53,419
Sensata Technologies Holding PLC	1,690	76,033
Simpson Manufacturing Co., Inc.	1,652	228,802
Southwest Airlines Co.	2,740	99,215
Tetra Tech, Inc.	1,255	205,494
Textron, Inc.	3,150	213,034
The Boeing Co. (b)	2,900	612,364

	Shares	Value
The Timken Co.	4,500	$411,885
Trane Technologies PLC	2,229	426,319
TransUnion	2,126	166,530
United Airlines Holdings, Inc. (b)	1,050	57,614
United Parcel Service, Inc. - Class B	300	53,775
United Rentals, Inc.	210	93,528
Verisk Analytics, Inc.	1,438	325,031
Watsco, Inc.	1,569	598,526
Watts Water Technologies, Inc. - Class A	3,936	723,161
Westinghouse Air Brake Technologies Corp.	2,432	266,717
Woodward, Inc.	1,660	197,391
Xylem, Inc.	3,040	342,365
		22,052,041
Information Technology — 13.3%
Accenture PLC - Class A	2,803	864,950
Adobe, Inc. (b)	940	459,651
Akamai Technologies, Inc. (b)	2,510	225,574
Amdocs Ltd.	1,300	128,505
Analog Devices, Inc.	4,943	962,946
ANSYS, Inc. (b)	1,759	580,945
Applied Materials, Inc.	2,289	330,852
Autodesk, Inc. (b)	1,707	349,269
Cadence Design Systems, Inc. (b)	4,743	1,112,328
Ciena Corp. (b)	890	37,816
Cirrus Logic, Inc. (b)	1,170	94,782
Cisco Systems, Inc.	25,500	1,319,370
Cognizant Technology Solutions Corp. - Class A	3,808	248,586
Corning, Inc.	14,051	492,347
DoubleVerify Holdings, Inc. (b)	5,170	201,216
F5, Inc. (b)	8,718	1,275,095
Intel Corp.	5,030	168,203
IPG Photonics Corp. (b)	580	78,776
Juniper Networks, Inc.	870	27,257
KLA Corp.	768	372,495
Lam Research Corp.	551	354,216

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 79.6% (a) (Continued)
Information Technology — 13.3% (Continued)
LiveRamp Holdings, Inc. (b)	1,915	$54,692
Manhattan Associates, Inc. (b)	2,277	455,127
Marvell Technology, Inc.	1,990	118,962
Microchip Technology, Inc.	3,760	336,858
Micron Technology, Inc.	9,783	617,405
Microsoft Corp.	9,535	3,247,049
Motorola Solutions, Inc.	444	130,216
NCR Corp. (b)	1,380	34,776
NetApp, Inc.	570	43,548
Nutanix, Inc. - Class A (b)	3,030	84,992
Oracle Corp.	5,167	615,338
PTC, Inc. (b)	1,277	181,717
Pure Storage, Inc. - Class A (b)	630	23,197
Roper Technologies, Inc.	640	307,712
Salesforce, Inc. (b)	4,705	993,978
Silicon Laboratories, Inc. (b)	1,570	247,652
Synopsys, Inc. (b)	1,640	714,072
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	2,872	289,842
TE Connectivity Ltd.	5,199	728,692
Telefonaktiebolaget LM Ericsson - ADR	192,152	1,047,228
Teradata Corp. (b)	7,924	423,221
VeriSign, Inc. (b)	219	49,488
Vontier Corp.	1,775	57,173
Workday, Inc. - Class A (b)	7,181	1,622,116
Zoom Video Communications, Inc. - Class A (b)	2,490	169,021
		22,279,251
Materials — 3.6%
Corteva, Inc.	5,364	307,357
Eagle Materials, Inc.	2,570	479,100
Franco-Nevada Corp.	3,715	529,480
Graphic Packaging Holding Co.	910	21,867
International Paper Co.	4,335	137,896
Linde PLC	28	10,670
Martin Marietta Materials, Inc.	1,375	634,824
NewMarket Corp.	444	178,541
Newmont Corp.	4,760	203,062

	Shares	Value
Nucor Corp.	150	$24,597
Olin Corp.	11,200	575,568
Royal Gold, Inc.	3,245	372,461
RPM International, Inc.	1,956	175,512
Southern Copper Corp.	8,270	593,290
SSR Mining, Inc.	6,240	88,483
The Sherwin-Williams Co.	1,087	288,620
United States Steel Corp.	3,850	96,289
Vulcan Materials Co.	4,301	969,618
Wheaton Precious Metals Corp.	6,309	272,838
		5,960,073
Real Estate — 1.5%
Camden Property Trust	1,200	130,644
CBRE Group, Inc. - Class A (b)	3,278	264,567
EPR Properties	6,720	314,496
Equinix, Inc.	100	78,394
Healthpeak Properties, Inc.	2,970	59,697
Host Hotels & Resorts, Inc.	23,920	402,574
Mid-America Apartment Communities, Inc.	1,030	156,416
NNN REIT, Inc.	1,660	71,032
Rayonier, Inc.	6,593	207,020
Rexford Industrial Realty, Inc.	440	22,977
SBA Communications Corp.	1,020	236,395
Ventas, Inc.	7,360	347,907
Welltower, Inc.	2,980	241,052
Zillow Group, Inc. - Class A (b)	1,180	58,056
		2,591,227
Utilities — 1.2%
American Electric Power Co., Inc.	980	82,516
Constellation Energy Corp.	290	26,550
Duke Energy Corp.	1,100	98,714
Evergy, Inc.	840	49,073
Hawaiian Electric Industries, Inc.	740	26,788
IDACorp, Inc.	480	49,248
National Fuel Gas Co.	440	22,598
NextEra Energy, Inc.	290	21,518

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 79.6% (a) (Continued)
Utilities — 1.2% (Continued)
NiSource, Inc.	2,360	$64,546
PPL Corp.	41,623	1,101,345
Public Service Enterprise Group, Inc.	670	41,949
Sempra Energy	270	39,309
The Southern Co.	2,061	144,785
UGI Corp.	9,010	243,000
Xcel Energy, Inc.	490	30,463
		2,042,402
Total Common Stocks (Cost $116,667,304)		133,241,442

U.S. TREASURY OBLIGATIONS — 0.8%	Par Value
U.S. Treasury Notes — 0.8%
0.250%, due 09/30/23	$16,000	15,807
0.125%, due 01/15/24	36,000	35,010
0.250%, due 06/15/24	147,000	139,949
0.750%, due 11/15/24	29,000	27,274
4.250%, due 05/31/25	181,000	178,737
3.000%, due 07/15/25	44,000	42,405
3.625%, due 05/15/26	112,000	109,270
4.125%, due 06/15/26	119,000	117,791
0.875%, due 09/30/26	177,000	158,360
1.250%, due 11/30/26	265,000	238,748
1.500%, due 01/31/27	29,100	26,363
2.750%, due 04/30/27	1,000	945
3.250%, due 06/30/27	1,500	1,443
3.625%, due 05/31/28	89,000	87,067
1.250%, due 09/30/28	2,000	1,731
2.750%, due 08/15/32	15,000	13,753
4.125%, due 11/15/32	12,600	12,878
3.500%, due 02/15/33	72,300	70,447
3.375%, due 05/15/33	13,000	12,539
Total U.S. Treasury Obligations (Cost $1,351,387)		1,290,517

	Par Value	Value
AGENCY MORTGAGE-BACKED OLIGATIONS INTEREST-ONLY STRIPS — 0.0% (d)
Federal Home Loan Mortgage Corp. — 0.0% (d)
Freddie Mac Multifamily Structured Pass Through Certificates
Series K-1501, 0.513%, due 04/25/30, Callable: 02/25/30 (e)	$1,597,839	$30,598
Series K-110, 1.813%, due 04/25/30, Callable: 02/25/30 (e)	298,512	25,623
Series K-118, 1.051%, due 09/25/30, Callable: 06/25/30 (e)	596,610	31,421
Total Agency Mortgage-Backed Obligations Interest-Only Strips (Cost $69,503)		87,642

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 2.2%
BX Commercial Mortgage Trust 2020-VKNG
Series 2020-VKNG, 6.661%, due 10/15/37 (1 Month SOFR Rate + 1.514%) (f)(g)	70,000	68,254
BX Commercial Mortgage Trust 2022-CSMO
Series 2022-CSMO, 8.288%, due 06/15/39 (1 Month SOFR Rate + 3.141%) (f)(g)	100,000	99,500
BX Trust 2022-PSB
Series 2022-PSB, 7.598%, due 08/15/39 (1 Month SOFR Rate + 2.451%) (f)(g)	178,524	177,631
CIM Trust 2021-J3
Series 2021-J3, 2.500%, due 06/25/51, Callable: 04/25/45 (e)(f)	260,160	202,223
COLT 2021-2 Mortgage Loan Trust
Series 2021-2, 0.924%, due 08/25/66, Callable: 07/25/23 (e)(f)	152,002	107,457

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 2.2% (Continued)
Deephaven Residential Mortgage Trust 2022-2
Series 2022-2, 4.300%, due 03/25/67, Callable: 04/25/25 (e)(f)	$343,268	$319,571
GS Mortgage Securities Corp Trust 2018-HART
Series 2018-HART, 6.290%, due 10/15/31 (1 Month U.S. LIBOR + 1.090%) (f)(g)	103,020	97,810
GS Mortgage-Backed Securities Trust 2021-PJ10
Series 2021-PJ10, 2.500%, due 03/25/52, Callable: 04/25/43 (e)(f)	168,910	144,603
GSCG Trust 2019-600C
Series 2019-600C, 2.936%, due 09/12/34 (f)	120,000	101,692
JP Morgan Chase Commercial Mortgage Securities Trust 2019-ICON
Series A, 3.884%, due 01/06/34 (f)	90,000	88,267
JP Morgan Trust 2015-3
Series 2015-3, 3.500%, due 05/25/45, Callable: 07/25/24 (e)(f)	35,850	31,990
JP Morgan Mortgage Trust 2017-2
Series 2017-2, 3.500%, due 05/25/47, Callable: 11/25/32 (e)(f)	33,868	29,788
JP Morgan Mortgage Trust 2018-5
Series 2018-5, 3.500%, due 10/25/48, Callable: 09/25/34 (e)(f)	61,701	54,257
JP Morgan Mortgage Trust 2019-1
Series 2019-1, 4.000%, due 05/25/49, Callable: 07/25/23 (e)(f)	9,214	8,473
JP Morgan Mortgage Trust 2019-INV3
Series 2019-INV3, 3.500%, due 05/25/50, Callable: 12/25/28 (e)(f)	57,353	51,367
JP Morgan Mortgage Trust 2020-2
Series 2020-2, 3.500%, due 07/25/50, Callable: 01/25/26 (e)(f)	42,389	36,416

	Par Value	Value
JP Morgan Mortgage Trust 2021-7
Series TR, 2.500%, due 11/25/51, Callable: 01/25/45 (e)(f)	$165,960	$129,417
JP Morgan Mortgage Trust 2021-14
Series 2021-14, 2.500%, due 05/25/52, Callable: 04/25/43 (e)(f)	217,612	174,863
JP Morgan Mortgage Trust 2022-5
Series 2022-5, 2.500%, due 09/25/52, Callable: 03/25/48 (e)(f)	280,306	218,583
JP Morgan Mortgage Trust 2022-6
Series 2022-6, 3.000%, due 05/25/52, Callable: 04/25/41 (e)(f)	185,614	154,705
JP Morgan Mortgage Trust 2023-2
Series 2023-2, 5.000%, due 07/25/53, Callable: 01/25/48 (e)(f)	94,829	90,795
JPMBB Commercial Mortgage Securities Trust 2013-C12
Series B, 4.165%, due 07/17/45, Callable: 07/15/23 (e)	7,246	7,073
KREST Commercial Mortgage Securities Trust 2021-CHIP
Series C, 3.024%, due 11/07/44 (e)(f)	225,000	155,399
Morgan Stanley Capital I Trust 2016-BNK2
Series C, 4.016%, due 11/18/49, Callable: 11/15/26 (e)	100,000	73,708
OBX 2021-J3 Trust
Series 2021-J3, 2.500%, due 10/25/51, Callable: 05/25/38 (e)(f)	400,000	268,613
PSMC 2020-3 Trust
Series 2020-3, 3.000%, due 11/25/50, Callable: 12/25/30 (e)(f)	32,885	28,069
Provident Funding Mortgage Trust 2021-J1
Series FLT, 2.000%, due 10/25/51, Callable: 06/25/45 (e)(f)	100,000	58,146

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 2.2% (Continued)
Sequoia Mortgage Trust 2013-3
Series 2013-3, 2.500%, due 03/25/43, Callable: 01/25/25 (e)	$45,030	$37,844
Sequoia Mortgage Trust 2019-CH2
Series 2019-CH2, 4.500%, due 08/25/49, Callable: 10/25/23 (e)(f)	1,609	1,559
Sequoia Mortgage Trust 2020-4
Series 2020-4, 2.500%, due 11/25/50, Callable: 07/25/42 (e)(f)	100,000	70,189
Sequoia Mortgage Trust 2021-1
Series A-7, 2.500%, due 03/25/51, Callable: 09/25/46 (e)(f)	250,000	168,967
SLG Office Trust 2021-OVA
Series 2021-OVA, 2.585%, due 07/17/41 (f)	140,000	112,007
Verus Securitization Trust 2021-3
Series 2021-3, 1.046%, due 06/25/66, Callable: 06/25/24 (e)(f)	158,087	131,439
Wells Fargo Mortgage Backed Securities 2020-RR1 Trust
Series A-1, 3.000%, due 05/25/50, Callable: 12/25/36 (e)(f)	57,031	48,377
WFRBS Commercial Mortgage Trust 2014-C21
Series 2014-C21, 4.213%, due 08/16/47, Callable: 08/15/24 (e)	120,000	107,675
Total Non-Agency Mortgage-Backed Obligations (Cost $4,361,049)		3,656,727

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS INTEREST-ONLY STRIPS — 0.1%
BBCMS Trust 2021-C10
Series 2021-C10, 1.415%, due 07/17/54, Callable: 05/15/31 (e)	988,489	68,340

	Par Value	Value
DBJPM 20-C9 Mortgage Trust
Series 2020-C9, 1.824%, due 08/15/53, Callable: 06/15/30 (e)	$457,416	$28,569
Total Non-Agency Mortgage-Backed Obligations Interest-Only Strips (Cost $137,098)		96,909

ASSET-BACKED SECURITIES — 1.8%
ACHV ABS TRUST 2023-1PL
Series 2023-1PL, 6.420%, due 03/18/30, Callable: Currently (f)	43,885	43,894
American Airlines 2015-2 Class AA Pass Through Trust
Series 2015-2, 3.600%, due 03/22/29	55,477	51,092
American Airlines 2016-1 Class AA Pass Through Trust
Series 2016-1, 3.575%, due 07/15/29	2,763	2,549
American Airlines 2016-2 Class AA Pass Through Trust
Series 2016-2, 3.200%, due 12/15/29	16,031	14,342
AmeriCredit Automobile Receivables Trust 2021-2
Series TR, 1.010%, due 01/19/27, Callable: 10/18/25	100,000	91,348
Beacon Container Finance II LLC
Series NT, 2.250%, due 10/22/46, Callable: 11/20/23 (f)	83,333	76,201
CLI Funding VIII LLC
Series LLC, 2.720%, due 01/18/47, Callable: 01/18/24 (f)	87,813	74,565
CNH Equipment Trust 2023-A
Series 2023-A, 4.770%, due 10/15/30, Callable: 12/15/27	200,000	196,545
Commonbond Student Loan Trust 2018-C-GS
Series A-1, 3.870%, due 02/25/46, Callable: Currently (f)	53,439	50,457

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Par Value	Value
ASSET-BACKED SECURITIES — 1.8% (Continued)
Exeter Automobile Receivables Trust 2020-3
Series 2020-3, 1.320%, due 07/15/25, Callable: 03/15/25	$10,818	$10,804
FedEx Corp 2020-1 Class AA Pass Through Trust
Series 2020-1AA, 1.875%, due 08/20/35	121,285	98,998
GM Financial Consumer Automobile Receivables Trust 2023-1
Series B, 5.030%, due 09/18/28, Callable: 08/16/26	150,000	145,681
Kubota Credit Owner Trust 2023-1
Series A-3, 5.020%, due 06/15/27, Callable: 12/15/26 (f)	100,000	98,877
Laurel Road Prime Student Loan Trust 2020-A
Series 1.40000, 1.400%, due 11/25/50, Callable: 10/25/28 (f)	95,777	84,542
Marlette Funding Trust 2021-1
Series C, 1.410%, due 06/16/31, Callable: 03/15/25 (f)	100,000	97,988
Mosaic Solar Loan Trust 2020-2
Series 2020-2, 1.440%, due 08/20/46, Callable: 07/20/33 (f)	53,843	44,284
Mosaic Solar Loans 2017-2 LLC
Series 2017-2, 3.820%, due 06/22/43, Callable: 06/20/29 (f)	218,118	198,267
Navient Private Education Refi Loan Trust 2020-G
Series A, 1.170%, due 09/15/69, Callable: 06/15/27 (f)	58,436	51,882
Navient Private Education Refi Loan Trust 2021-A
Series A, 0.840%, due 05/15/69, Callable: 03/15/28 (f)	41,563	36,079
Navient Private Education Refi Loan Trust 2023-A
Series A, 5.510%, due 09/15/71, Callable: 10/15/32 (f)	198,319	194,998

	Par Value	Value
Oscar US Funding XII LLC
Series 2021-12, 1.000%, due 04/10/28, Callable: 02/10/25 (f)	$100,000	$93,304
PFS Financing Corp.
Series 2021-A, 0.710%, due 04/15/26, Callable: Currently (f)	100,000	95,714
Santander Consumer Auto Receivables Trust 2021-A
Series 2021-A, 1.030%, due 11/16/26, Callable: 07/15/25 (f)	100,000	92,199
Santander Drive Auto Receivables Trust 2019-3
Series D, 2.680%, due 10/15/25, Callable: 10/15/23	9,818	9,800
Santander Drive Auto Receivables Trust 2021-2
Series C, 0.900%, due 06/15/26, Callable: 03/15/25	60,776	59,872
SMB Private Education Loan Trust 2020-PTB
Series 1.60000, 1.600%, due 09/15/54, Callable: Currrently (f)	113,286	99,568
SoFi Consumer Loan Program 2021-1 Trust
Series B, 1.300%, due 09/25/30, Callable: 07/25/24 (f)	250,000	242,554
SoFi Consumer Loan Program 2023-1S Trust
Series 2023-1S, 5.810%, due 05/15/31, Callable: 09/15/25 (f)	75,375	75,282
Sofi Professional Loan Program 2018-B Trust
Series 3.34000, 3.340%, due 08/25/47, Callable: 08/25/25 (f)	29,494	28,460
Sunnova Helios IV Issuer LLC
Series A, 2.980%, due 06/20/47, Callable: 06/20/27 (f)	109,120	92,133
Vivint Solar Financing VII LLC
Series LLC, 2.210%, due 07/31/51 (f)	133,789	103,584

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Par Value	Value
ASSET-BACKED SECURITIES — 1.8% (Continued)
Volvo Financial Equipment LLC Series 2020-1
Series A-4, 0.600%, due 03/15/28, Callable: 05/15/24 (f)	$100,000	$95,932
Westlake Automobile Receivables Trust 2022-2
Series B, 4.310%, due 09/15/27, Callable: 11/15/25 (f)	200,000	195,415
Total Asset-Backed Securities (Cost $3,161,145)		2,947,210

COLLATERALIZED LOAN OBLIGATIONS — 2.4%
Apidos CLO XXIII
Series XXIII, 6.480%, due 04/15/33, Callable: 07/15/23 (3 Month U.S. LIBOR + 1.220%) (f)(g)	250,000	245,004
Arbor Realty Commercial Real Estate Notes 2021-FL2 Ltd.
Series B, 6.793%, due 05/15/36, Callable: 12/15/23 (1 Month U.S. LIBOR + 1.600%) (f)(g)	250,000	237,906
Arbor Realty Commercial Real Estate Notes 2021-FL3 Ltd.
Series C, 7.043%, due 08/15/34, Callable: 03/15/24 (1 Month U.S. LIBOR + 1.850%) (f)(g)(h)	225,000	211,644
Benefit Street Partners CLO XIX Ltd.
Series A, 6.610%, due 01/15/33, Callable: 07/15/23 (3 Month U.S. LIBOR + 1.350%) (f)(g)	250,000	247,514
CARLYLE US CLO 2021-1 Ltd.
Series LTD, 6.400%, due 04/15/34, Callable: 07/15/23 (3 Month U.S. LIBOR + 1.140%) (f)(g)	250,000	245,878
Greystone CRE Notes 2021-FL3 Ltd.
Series 2021-FL3, 7.261%, due 07/15/39, Callable: 08/15/23 (1 Month SOFR Rate + 2.114%) (f)(g)(h)	225,000	210,409

	Par Value	Value
Madison Park Funding XXI Ltd.
Series FLT, 6.660%, due 10/15/32, Callable: 07/15/23 (3 Month U.S. LIBOR + 1.400%) (f)(g)	$250,000	$245,061
Marble Point CLO XIV Ltd.
Series FLT, 6.530%, due 01/20/32, Callable: 07/20/23 (3 Month U.S. LIBOR + 1.280%) (f)(g)	280,000	275,166
MF1 2021-FL6 Ltd.
Series 2021-FL6, 7.066%, due 07/18/36, Callable: 07/16/23 (1 Month SOFR Rate + 1.964%) (f)(g)(h)	225,000	211,938
MF1 2021-FL7 Ltd.
Series 2021-FL7, 7.207%, due 10/16/36, Callable: 10/16/23 (1 Month U.S. LIBOR + 2.050%) (f)(g)(h)	200,000	186,711
Neuberger Berman Loan Advisers CLO 34 Ltd.
Series FLT, 6.288%, due 01/22/35, Callable: 07/20/23 (3 Month SOFR Rate + 1.240%) (f)(g)	250,000	245,955
Oaktree CLO 2019-1 Ltd.
Series 2019-1R, 6.383%, due 04/22/30, Callable: 07/22/23 (3 Month U.S. LIBOR + 1.110%) (f)(g)	250,000	246,000
Octagon Investment Partners 48 Ltd.
Series A-R, 6.400%, due 10/20/34, Callable: 10/20/23 (3 Month U.S. LIBOR + 1.150%) (f)(g)	250,000	245,179
OHA Credit Funding 3 Ltd.
Series A-R, 6.390%, due 07/02/35, Callable: 07/20/23 (3 Month U.S. LIBOR + 1.140%) (f)(g)	250,000	245,924

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Par Value	Value
COLLATERALIZED LOAN OBLIGATIONS — 2.4% (Continued)
OHA Loan Funding 2015-1 Ltd.
Series LTD, 6.415%, due 01/19/37, Callable: 01/19/24 (3 Month U.S. LIBOR + 1.150%) (f)(g)	$270,000	$264,979
Palmer Square CLO 2019-1 Ltd.
Series 2019-1R, 6.471%, due 11/14/34, Callable: 11/14/23 (3 Month U.S. LIBOR + 1.150%) (f)(g)	250,000	245,811
Ready Capital Mortgage Financing 2021-FL5 LLC
Series 2021-FL5, 6.900%, due 04/25/38, Callable: 03/25/24 (1 Month U.S. LIBOR + 1.750%) (f)(g)	250,000	242,857
Total Collateralized Loan Obligations (Cost $4,167,087)		4,053,936

CORPORATE BONDS — 4.6%
Basic Materials — 0.2%
Ecolab, Inc.
4.800%, due 03/24/30, Callable: 12/24/29	52,000	51,938
Nucor Corp.
4.300%, due 05/23/27, Callable: 04/23/27	55,000	53,184
Nutrien Ltd.
5.950%, due 11/07/25	78,000	78,495
PPG Industries, Inc.
1.200%, due 03/15/26, Callable: 02/15/26	90,000	80,510
Steel Dynamics, Inc.
1.650%, due 10/15/27, Callable: 08/15/27	62,000	52,752
		316,879
Communications — 0.3%
Amazon.com, Inc.
1.500%, due 06/03/30, Callable: 03/03/30	84,000	69,043
AT&T, Inc.
2.250%, due 02/01/32, Callable: 11/01/31	116,000	91,881

	Par Value	Value
Meta Platforms, Inc.
3.500%, due 08/15/27, Callable: 07/15/27	$14,000	$13,292
3.850%, due 08/15/32, Callable: 05/15/32	21,000	19,467
T-Mobile USA, Inc.
2.250%, due 02/15/26, Callable: 07/11/23	99,000	90,965
3.750%, due 04/15/27, Callable: 02/15/27	47,000	44,504
The Walt Disney Corp.
2.000%, due 09/01/29, Callable: 06/01/29	56,000	47,637
Verizon Communications, Inc.
4.329%, due 09/21/28	60,000	57,835
2.355%, due 03/15/32, Callable: 12/15/31	128,000	102,997
		537,621
Consumer, Cyclical — 0.3%
American Honda Finance Corp.
1.200%, due 07/08/25	58,000	53,360
Lowe’s Cos., Inc.
3.350%, due 04/01/27, Callable: 03/01/27	56,000	52,915
O’Reilly Automotive, Inc.
3.600%, due 09/01/27, Callable: 06/01/27	115,000	108,479
Ross Stores, Inc.
4.600%, due 04/15/25, Callable: 03/15/25	93,000	91,244
The Home Depot, Inc.
1.500%, due 09/15/28, Callable: 07/15/28	80,000	68,439
Walmart, Inc.
1.050%, due 09/17/26, Callable: 08/17/26	84,000	75,022
		449,459
Consumer, Non-cyclical — 0.7%
AbbVie, Inc.
3.800%, due 03/15/25, Callable: 12/15/24	99,000	96,141
Amgen, Inc.
3.200%, due 11/02/27, Callable: 08/02/27	93,000	86,839

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Par Value	Value
CORPORATE BONDS — 4.6% (Continued)
Consumer, Non-cyclical — 0.7% (Continued)
CVS Health Corp.
3.875%, due 07/20/25, Callable: 04/20/25	$196,000	$190,636
1.750%, due 08/21/30, Callable: 05/21/30	72,000	57,411
Global Payments, Inc.
1.200%, due 03/01/26, Callable: 02/01/26	49,000	43,469
HCA, Inc.
4.125%, due 06/15/29, Callable: 03/15/29	79,000	72,976
Johnson & Johnson
1.300%, due 09/01/30, Callable: 06/01/30	80,000	65,688
Keurig Dr Pepper, Inc.
4.417%, due 05/25/25, Callable: 03/25/25	9,000	8,828
Nestle Holdings, Inc.
5.250%, due 03/13/26 (f)	150,000	151,094
PepsiCo, Inc.
2.625%, due 07/29/29, Callable: 04/29/29	34,000	30,589
Royalty Pharma PLC
1.200%, due 09/02/25, Callable: 08/02/25	51,000	46,091
1.750%, due 09/02/27, Callable: 07/02/27	142,000	121,619
2.200%, due 09/02/30, Callable: 06/02/30	56,000	45,017
Triton Container International Ltd.
2.050%, due 04/15/26, Callable: 03/15/26 (f)	86,000	75,099
		1,091,497
Energy — 0.3%
Enbridge, Inc.
1.600%, due 10/04/26, Callable: 09/04/26	91,000	80,572
Enterprise Products Operating LLC
2.800%, due 01/31/30, Callable: 10/31/29	61,000	53,397
Kinder Morgan, Inc.
1.750%, due 11/15/26, Callable: 10/15/26	60,000	53,034

	Par Value	Value
MPLX LP
4.875%, due 12/01/24, Callable: 09/01/24	$59,000	$58,124
2.650%, due 08/15/30, Callable: 05/15/30	21,000	17,551
Ovintiv Exploration, Inc.
5.375%, due 01/01/26, Callable: 10/01/25	80,000	79,400
Phillips 66
0.900%, due 02/15/24, Callable: 07/17/23	59,000	57,160
Plains All American Pipeline LP
4.650%, due 10/15/25, Callable: 07/15/25	80,000	77,828
Sabine Pass Liquefaction LLC
5.000%, due 03/15/27, Callable: 09/15/26	46,000	45,310
		522,376
Financial — 1.8%
American Express Co.
2.250%, due 03/04/25, Callable: 02/01/25	54,000	51,071
American International Group, Inc.
3.900%, due 04/01/26, Callable: 01/01/26	17,000	16,311
Assurant, Inc.
4.200%, due 09/27/23, Callable: 08/27/23	7,000	6,972
Aviation Capital Group LLC
1.950%, due 09/20/26, Callable: 08/20/26 (f)	73,000	63,279
Avolon Holdings Funding Ltd.
2.125%, due 02/21/26, Callable: 01/21/26 (f)	142,000	125,581
Bank of America Corp.
4.000%, due 01/22/25	58,000	56,428
0.976%, due 04/22/25, Callable: 04/22/24 (SOFR Rate + 0.690%) (g)	155,000	148,424
1.734%, due 07/22/27, Callable: 07/22/26 (SOFR Rate + 0.960%) (g)	258,000	230,121

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Par Value	Value
CORPORATE BONDS — 4.6% (Continued)
Financial — 1.8% (Continued)
3.593%, due 07/21/28, Callable: 07/21/27 (3 Month SOFR Rate + 1.632%) (g)	$48,000	$44,688
2.592%, due 04/29/31, Callable: 04/29/30 (SOFR Rate + 2.150%) (g)	137,000	114,661
Blackstone Holdings Finance Co. LLC
1.625%, due 08/05/28, Callable: 06/05/28 (f)	104,000	85,896
BNP Paribas SA
2.819%, due 11/19/25, Callable: 11/19/24 (3 Month U.S. LIBOR + 1.111%) (f)(g)	200,000	190,463
Capital One Financial Corp.
1.878%, due 11/02/27, Callable: 11/02/26 (SOFR Rate + 0.855%) (g)	77,000	65,796
Citigroup, Inc.
0.981%, due 05/01/25, Callable: 05/01/24 (SOFR Rate + 0.669%) (g)	96,000	91,874
Equinix, Inc.
1.250%, due 07/15/25, Callable: 06/15/25	103,000	93,974
2.900%, due 11/18/26, Callable: 09/18/26	54,000	49,399
HSBC Holdings PLC
2.206%, due 08/17/29, Callable: 08/17/28 (SOFR Rate + 1.285%) (g)	200,000	166,910
JPMorgan Chase & Co.
1.470%, due 09/22/27, Callable: 09/22/26 (SOFR Rate + 0.765%) (g)	131,000	115,654
2.947%, due 02/24/28, Callable: 02/24/27 (SOFR Rate + 1.170%) (g)	64,000	58,756
2.069%, due 06/01/29, Callable: 06/01/28 (SOFR Rate + 1.015%) (g)	42,000	35,993

	Par Value	Value
1.953%, due 02/04/32, Callable: 02/04/31 (SOFR Rate + 1.065%) (g)	$11,000	$8,738
2.580%, due 04/22/32, Callable: 04/22/31 (3 Month SOFR Rate + 1.250%) (g)	57,000	47,237
Kite Realty Group LP
4.000%, due 10/01/26, Callable: 07/01/26	41,000	37,273
Mitsubishi UFJ Financial Group, Inc.
3.761%, due 07/26/23	37,000	36,964
Morgan Stanley
1.164%, due 10/21/25, Callable: 10/21/24 (SOFR Rate + 0.560%) (g)	86,000	80,343
2.188%, due 04/28/26, Callable: 04/28/25 (SOFR Rate + 1.990%) (g)	185,000	173,669
1.593%, due 05/04/27, Callable: 05/04/26 (SOFR Rate + 0.879%) (g)	147,000	131,601
1.512%, due 07/20/27, Callable: 07/20/26 (SOFR Rate + 0.858%) (g)	97,000	85,964
2.699%, due 01/22/31, Callable: 01/22/30 (SOFR Rate + 1.143%) (g)	8,000	6,809
2.239%, due 07/21/32, Callable: 07/21/31 (SOFR Rate + 1.178%) (g)	20,000	15,861
6.342%, due 10/18/33, Callable: 10/18/32 (SOFR Rate + 2.560%) (g)	84,000	88,947
5.297%, due 04/20/37, Callable: 04/20/32 (SOFR Rate + 2.620%) (g)	5,000	4,733
5.948%, due 01/19/38, Callable: 01/19/33 (5 Year CMT Rate + 2.430%) (g)	1,000	987
Realty Income Corp.
3.250%, due 01/15/31, Callable: 10/15/30	92,000	80,155
Royal Bank of Canada
1.200%, due 04/27/26	66,000	58,827

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Par Value	Value
CORPORATE BONDS — 4.6% (Continued)
Financial — 1.8% (Continued)
Sumitomo Mitsui Trust Bank Ltd.
2.800%, due 03/10/27 (f)	$52,000	$47,459
The Bank of Nova Scotia
2.700%, due 08/03/26	87,000	80,042
The Goldman Sachs Group, Inc.
0.855%, due 02/12/26, Callable: 02/12/25 (SOFR Rate + 0.609%) (g)	73,000	67,336
US Bancorp
4.548%, due 07/22/28, Callable: 07/22/27 (SOFR Rate + 1.660%) (g)	31,000	29,629
Wells Fargo & Co.
2.406%, due 10/30/25, Callable: 10/30/24 (3 Month SOFR Rate + 1.087%) (g)	146,000	139,128
2.164%, due 02/11/26, Callable: 02/11/25 (3 Month SOFR Rate + 1.012%) (g)	31,000	29,211
		3,063,164
Industrial — 0.2%
Carrier Global Corp.
2.722%, due 02/15/30, Callable: 11/15/29	103,000	88,367
Caterpillar Financial Services Corp.
3.250%, due 12/01/24	76,000	73,793
Parker-Hannifin Corp.
4.250%, due 09/15/27, Callable: 08/15/27	81,000	78,397
Raytheon Technologies Corp.
3.200%, due 03/15/24, Callable: 01/15/24	71,000	69,773
The Boeing Co.
4.875%, due 05/01/25, Callable: 04/01/25	61,000	60,036
		370,366
Technology — 0.4%
Apple, Inc.
1.200%, due 02/08/28, Callable: 12/08/27	71,000	61,424

	Par Value	Value
Broadcom, Inc.
3.459%, due 09/15/26, Callable: 07/15/26	$57,000	$53,686
2.450%, due 02/15/31, Callable: 11/15/30 (f)	49,000	39,648
Fidelity National Information Services, Inc.
4.700%, due 07/15/27, Callable: 06/15/27	82,000	79,776
Fiserv, Inc.
3.850%, due 06/01/25, Callable: 03/01/25	52,000	50,408
5.450%, due 03/02/28, Callable: 02/02/28	80,000	80,211
Intel Corp.
3.700%, due 07/29/25, Callable: 04/29/25	32,000	31,139
Oracle Corp.
3.250%, due 11/15/27, Callable: 08/15/27	87,000	80,749
2.950%, due 04/01/30, Callable: 01/01/30	161,000	140,564
VMware, Inc.
1.000%, due 08/15/24, Callable: 07/11/23	71,000	67,205
		684,810
Utilities — 0.4%
Ameren Illinois Co.
3.800%, due 05/15/28, Callable: 02/15/28	63,000	59,764
Duke Energy Corp.
3.150%, due 08/15/27, Callable: 05/15/27	123,000	113,500
Entergy Corp.
0.900%, due 09/15/25, Callable: 08/15/25	81,000	72,536
NextEra Energy Capital Holdings, Inc.
4.625%, due 07/15/27, Callable: 06/15/27	94,000	91,883
Sierra Pacific Power Co.
2.600%, due 05/01/26, Callable: 02/01/26	99,000	92,208
Southwestern Electric Power Co.
1.650%, due 03/15/26, Callable: 02/15/26	60,000	54,222

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Par Value	Value
CORPORATE BONDS — 4.6% (Continued)
Utilities — 0.4% (Continued)
The AES Corp.
1.375%, due 01/15/26, Callable: 12/15/25	$60,000	$53,607
Trans-Allegheny Interstate Line Co.
3.850%, due 06/01/25, Callable: 03/01/25 (f)	78,000	75,048
WEC Energy Group, Inc.
5.150%, due 10/01/27, Callable: 09/01/27	52,000	51,876
		664,644
Total Corporate Bonds (Cost $8,240,671)		7,700,816

	Shares
AFFILIATED REGISTERED INVESTMENT COMPANIES — 2.9%
Voya VACS Series EMHCD Fund	107	1,080
Voya VACS Series HYB Fund	78,260	785,731
Voya VACS Series SC Fund	410,237	4,131,084
Total Affiliiated Registered Investment Companies (Cost $5,212,544)		4,917,895

Total Investments at Value — 94.4% (Cost $143,367,788)		157,993,094
Other Assets in Excess of Liabilities — 5.6%		9,368,894
Net Assets — 100.0%		$167,361,988

Percentages are stated as a percent of net assets.

ADR - American Depository Receipt

CMT - Constant Maturity Treasury

LIBOR - London Interbank Offered Rate

REIT - Real Estate Investment Trust

SOFR - Secured Overnight Financing Rate

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Non-income producing security.
(c)	This security or a partial position of this security is on loan at June 30, 2023. The total fair value of securities on loan at June 30, 2023 was $71,216 (Note 8).
(d)	Represents less than 0.1%.
(e)	Variable rate security. The coupon is based on an underlying pool of loans. The rate listed is as of June 30, 2023.
(f)

Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of June 30, 2023, the value of these investments was $10,604,109, or 6.3% of total net assets.

(g)	Variable rate security based on a reference index and spread. The rate listed is as of June 30, 2023.
(h)	Illiquid security. The total value of such securities is $820,702 as of June 30, 2023, representing 0.5% of net assets.

The Accompanying Footnotes are an Integral Part of this Schedule of Investments.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Schedule of Total Return Swaps	June 30, 2023 (Unaudited)

Counterparty	Reference Entity	Pay/ Receive Total Return on Reference Entity	Financing Rate	Maturity Date	Payment Frequency	Shares	Notional Amount	Value/ Unrealized Appreciation
Goldman Sachs Bank, USA	Russell 1000 Value Total Return Index	Receive	(U.S. Federal Funds Rate + 0.300%)	12/04/2023	At Maturity	14,891	$33,531,688	$1,238,910

Total Return Swap Contracts								$1,238,910

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Schedule of Futures Contracts	June 30, 2023 (Unaudited)

FUTURES CONTRACTS PURCHASED	Contracts	Expiration Date	Notional Amount	Value/ Unrealized Depreciation
2-Year U.S. Treasury Note Future	3	09/29/2023	$596,253	$(8,771)
Total Futures Contracts Purchased			$596,253	$(8,771)

FUTURES CONTRACTS SOLD SHORT	Contracts	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
5-Year U.S. Treasury Note Future	36	09/29/2023	3,556,974	78,681
10-Year U.S. Treasury Note Future	1	09/20/2023	98,843	2,123
U.S. Treasury Long Bond Future	7	09/20/2023	753,668	2,008
Ultra 10-Year U.S. Treasury Bond Future	9	09/20/2023	878,760	12,823
Ultra Long-Term U.S. Treasury Bond Future	6	09/20/2023	541,304	(7,466)
Total Futures Contracts Sold Short			$5,829,549	$88,169

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Schedule of Investments	June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.7% (a)
Communication Services — 1.2%
Cargurus, Inc. (b)	1,019	$23,060
Cinemark Holdings, Inc. (b)	1,976	32,604
Eventbrite, Inc. - Class A (b)	1,039	9,922
IMAX Corp. (b)	855	14,526
Integral Ad Science Holding Corp. (b)	1,320	23,734
Iridium Communications, Inc.	629	39,073
Lions Gate Entertainment Corp. - Class A (b)	2,522	22,269
Lions Gate Entertainment Corp. - Class B (b)	2,348	19,606
MediaAlpha, Inc. - Class A (b)	196	2,021
Shutterstock, Inc.	515	25,065
Thryv Holdings, Inc. (b)	469	11,537
Vimeo, Inc. (b)	2,615	10,774
Yelp, Inc. (b)	2,226	81,049
ZipRecruiter, Inc. - Class A (b)	172	3,055
		318,295
Consumer Discretionary — 11.6%
America’s Car-Mart, Inc. (b)	1,540	153,661
Asbury Automotive Group, Inc. (b)	42	10,098
Bloomin’ Brands, Inc.	746	20,060
Boot Barn Holdings, Inc. (b)	3,410	288,793
Carvana Co. (b)(c)	644	16,692
Cavco Industries, Inc. (b)	234	69,030
Crocs, Inc. (b)	207	23,275
Dave & Buster’s Entertainment, Inc. (b)	1,105	49,239
Denny’s Corp. (b)	211	2,599
Everi Holdings, Inc. (b)	1,203	17,395
First Watch Restaurant Group, Inc. (b)	262	4,428
Fox Factory Holding Corp. (b)	236	25,608
Green Brick Partners, Inc. (b)	1,228	69,750
Helen of Troy Ltd. (b)(c)	73	7,885

	Shares	Value
Hilton Grand Vacations, Inc. (b)	746	$33,898
Inspired Entertainment, Inc. (b)	682	10,032
Installed Building Products, Inc.	30	4,205
International Game Technology PLC	404	12,884
KB Home	29	1,500
Kontoor Brands, Inc.	27	1,137
Laureate Education, Inc.	2,619	31,664
M/I Homes, Inc. (b)	33	2,877
Malibu Boats, Inc. - Class A (b)	111	6,511
MasterCraft Boat Holdings, Inc. (b)	205	6,283
Modine Manufacturing Co. (b)	177	5,845
Monarch Casino & Resort, Inc.	119	8,384
Murphy USA, Inc.	96	29,867
OneSpaWorld Holdings Ltd. (b)	16,095	194,749
Oxford Industries, Inc.	1,297	127,651
Perdoceo Education Corp. (b)	376	4,613
PlayAGS, Inc. (b)	650	3,672
Portillo’s, Inc. - Class A (b)	8,688	195,741
Red Rock Resorts, Inc. - Class A	306	14,315
SeaWorld Entertainment, Inc. (b)	1,128	63,179
Shake Shack, Inc. - Class A (b)	338	26,269
Skyline Champion Corp. (b)	3,579	234,246
Steven Madden Ltd.	3,995	130,597
Stoneridge, Inc. (b)	6,475	122,054
Stride, Inc. (b)	929	34,587
Target Hospitality Corp. (b)	822	11,031
Texas Roadhouse, Inc.	4,959	556,797
The Cheesecake Factory, Inc.	863	29,843
The Lovesac Co. (b)	5,357	144,371
TopBuild Corp. (b)	774	205,899

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.7% (a) (Continued)
Consumer Discretionary — 11.6% (Continued)
Tri Pointe Homes, Inc. (b)	149	$4,896
Visteon Corp. (b)	223	32,025
Wingstop, Inc.	190	38,030
WW International, Inc. (b)	638	4,287
Xponential Fitness, Inc. - Class A (b)	491	8,470
		3,100,922
Consumer Staples — 6.0%
BellRing Brands, Inc. (b)	131	4,794
Cal-Maine Foods, Inc.	1,653	74,385
Celsius Holdings, Inc. (b)	34	5,072
Coca-Cola Consolidated, Inc.	11	6,996
Coty, Inc. - Class A (b)	14,373	176,644
elf Beauty, Inc. (b)	3,773	430,990
Grocery Outlet Holding Corp. (b)	12,567	384,676
Herbalife Ltd. (b)	1,093	14,471
Inter Parfums, Inc.	525	70,996
Lancaster Colony Corp.	140	28,153
PriceSmart, Inc.	109	8,073
Sovos Brands, Inc. (b)	10,578	206,906
Sprouts Farmers Market, Inc. (b)	645	23,691
The Beauty Health Co. (b)	14,480	121,198
The Chefs’ Warehouse, Inc. (b)	372	13,303
The Duckhorn Portfolio, Inc. (b)	258	3,346
USANA Health Sciences, Inc. (b)	32	2,017
Vital Farms, Inc. (b)	1,853	22,217
		1,597,928
Energy — 5.6%
Cactus, Inc. - Class A	677	28,651
ChampionX Corp.	1,011	31,381
Chord Energy Corp.	75	11,535
Earthstone Energy, Inc. - Class A (b)	30,415	434,630
Equitrans Midstream Corp.	6,438	61,547
Excelerate Energy, Inc. - Class A	14,260	289,906
Golar LNG Ltd.	624	12,586

	Shares	Value
Kosmos Energy Ltd. (b)	1,534	$9,189
Liberty Energy, Inc.	1,653	22,101
Magnolia Oil & Gas Corp. - Class A	1,498	31,308
Matador Resources Co.	82	4,290
NexTier Oilfield Solutions, Inc. (b)	1,067	9,539
Oceaneering International, Inc. (b)	1,237	23,132
Permian Resources Corp.	34,704	380,356
RPC, Inc.	4,266	30,502
Tellurian, Inc. (b)	884	1,246
Tidewater, Inc. (b)	797	44,186
Uranium Energy Corp. (b)	2,327	7,912
US Silica Holdings, Inc. (b)	1,193	14,471
Weatherford International PLC (b)	522	34,671
		1,483,139
Financials — 5.7%
AvidXchange Holdings, Inc. (b)	214	2,221
Axos Financial, Inc. (b)	35	1,380
Cadence Bank	7,945	156,040
Coastal Financial Corp. (b)	57	2,146
EVERTEC, Inc.	1,303	47,990
Flywire Corp. (b)	246	7,636
GAMCO Investors, Inc. - Class A	578	11,074
Goosehead Insurance, Inc. - Class A (b)	125	7,861
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	98	2,450
Home BancShares, Inc.	12,157	277,180
HomeTrust Bancshares, Inc.	209	4,366
I3 Verticals, Inc. - Class A (b)	5,333	121,912
International Money Express, Inc. (b)	871	21,366
James River Group Holdings Ltd.	4,077	74,446
Kinsale Capital Group, Inc.	106	39,665
Marqeta, Inc. - Class A (b)	5,998	29,210

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.7% (a) (Continued)
Financials — 5.7% (Continued)
NMI Holdings, Inc. - Class A (b)	460	$11,877
Open Lending Corp. (b)	1,614	16,963
Pagseguro Digital Ltd. - Class A (b)	2,394	22,599
Palomar Holdings, Inc. (b)	410	23,796
Remitly Global, Inc. (b)	863	16,242
Repay Holdings Corp. (b)	20,995	164,391
RLI Corp.	100	13,647
StoneCo Ltd. - Class A (b)	5,312	67,675
Texas Capital Bancshares, Inc. (b)	3,319	170,929
The Bancorp, Inc. (b)	392	12,799
Triumph Financial, Inc. (b)	2,948	179,003
Universal Insurance Holdings, Inc.	440	6,789
Westamerica BanCorp	286	10,954
		1,524,607
Health Care — 30.3%
ACADIA Pharmaceuticals, Inc. (b)	1,657	39,685
Adaptive Biotechnologies Corp. (b)	597	4,006
Agenus, Inc. (b)	4,822	7,715
Alkermes PLC (b)	526	16,464
Amedisys, Inc. (b)	1,750	160,020
Amphastar Pharmaceuticals, Inc. (b)	416	23,908
ANI Pharmaceuticals, Inc. (b)	2,489	133,983
Apellis Pharmaceuticals, Inc. (b)	175	15,943
Apollo Medical Holdings, Inc. (b)	74	2,338
Arcus Biosciences, Inc. (b)	2,473	50,227
Arrowhead Pharmaceuticals, Inc. (b)	497	17,723
Arvinas, Inc. (b)	364	9,034
Avid Bioservices, Inc. (b)	15,271	213,336
Axonics, Inc. (b)	444	22,409
Beam Therapeutics, Inc. (b)	852	27,204
BioCryst Pharmaceuticals, Inc. (b)	764	5,379

	Shares	Value
BioLife Solutions, Inc. (b)	10,316	$227,984
Bluebird Bio, Inc. (b)	25,815	84,931
Blueprint Medicines Corp. (b)	573	36,214
Bridgebio Pharma, Inc. (b)	883	15,188
Caribou Biosciences, Inc. (b)	8,601	36,554
Castle Biosciences, Inc. (b)	8,079	110,844
Catalyst Pharmaceuticals, Inc. (b)	1,784	23,977
Celldex Therapeutics, Inc. (b)	393	13,334
Certara, Inc. (b)	5,420	98,698
Cerus Corp. (b)	3,444	8,472
Chemed Corp.	432	234,001
Coherus Biosciences, Inc. (b)	380	1,623
Collegium Pharmaceutical, Inc. (b)	1,185	25,466
CONMED Corp.	3,526	479,148
Corcept Therapeutics, Inc. (b)	470	10,458
CryoPort, Inc. (b)	5,983	103,207
Cytokinetics, Inc. (b)	57	1,859
CytoSorbents Corp. (b)	6,786	24,362
Deciphera Pharmaceuticals, Inc. (b)	564	7,941
Denali Therapeutics, Inc. (b)	1,476	43,557
Dynavax Technologies Corp. (b)	3,884	50,181
Edgewise Therapeutics, Inc. (b)	8,029	62,225
Embecta Corp.	1,115	24,084
Evolent Health, Inc. - Class A (b)	303	9,181
Glaukos Corp. (b)	101	7,192
Globus Medical, Inc. - Class A (b)	167	9,943
Guardant Health, Inc. (b)	360	12,888
Haemonetics Corp. (b)	971	82,671
Halozyme Therapeutics, Inc. (b)	1,085	39,136

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.7% (a) (Continued)
Health Care — 30.3% (Continued)
Harmony Biosciences Holdings, Inc. (b)	228	$8,023
Harvard Bioscience, Inc. (b)	49,505	271,782
Health Catalyst, Inc. (b)	15,499	193,737
HealthEquity, Inc. (b)	669	42,241
Heron Therapeutics, Inc. (b)	5,176	6,004
Hims & Hers Health, Inc. (b)	701	6,589
Ideaya Biosciences, Inc. (b)	777	18,259
ImmunoGen, Inc. (b)	6,746	127,297
Inari Medical, Inc. (b)	176	10,233
Inmode Ltd. (b)	903	33,727
Innoviva, Inc. (b)	1,924	24,493
Inspire Medical Systems, Inc. (b)	125	40,580
Intellia Therapeutics, Inc. (b)	2,215	90,328
Intra-Cellular Therapies, Inc. (b)	510	32,293
Invitae Corp. (b)(c)	1,165	1,316
iRadimed Corp.	478	22,820
iRhythm Technologies, Inc. (b)	99	10,328
Ironwood Pharmaceuticals, Inc. - Class A (b)	4,506	47,944
IVERIC bio, Inc. (b)	32	1,259
Kezar Life Sciences, Inc. (b)	14,964	36,662
Kiniksa Pharmaceuticals Ltd. - Class A (b)	7,688	108,247
Krystal Biotech, Inc. (b)	639	75,019
Kymera Therapeutics, Inc. (b)	81	1,862
Lantheus Holdings, Inc. (b)	1,082	90,801
LeMaitre Vascular, Inc.	5,997	403,478
LifeMD, Inc. (b)	15,089	65,637
Madrigal Pharmaceuticals, Inc. (b)	37	8,547
MaxCyte, Inc. (b)	15,126	69,428
Medpace Holdings, Inc. (b)	1,870	449,118
Merit Medical Systems, Inc. (b)	178	14,888
Mesa Laboratories, Inc.	2,421	311,098

	Shares	Value
MiNK Therapeutics, Inc. (b)	81	$170
MoonLake Immunotherapeutics (b)(c)	1,221	62,271
NanoString Technologies, Inc. (b)	1,376	5,573
Neogen Corp. (b)	5,115	111,251
NeoGenomics, Inc. (b)	835	13,418
Nurix Therapeutics, Inc. (b)	365	3,646
NuVasive, Inc. (b)	485	20,171
Olink Holding AB - ADR (b)(c)	7,035	131,906
Option Care Health, Inc. (b)	3,770	122,487
Organogenesis Holdings, Inc. (b)	1,286	4,270
OrthoPediatrics Corp. (b)	4,835	212,015
Pacific Biosciences of California, Inc. (b)	611	8,126
Pacira BioSciences, Inc. (b)	151	6,051
PetIQ, Inc. (b)	112	1,699
Phreesia, Inc. (b)	456	14,141
Pliant Therapeutics, Inc. (b)	4,570	82,808
Privia Health Group, Inc. (b)	907	23,682
Progyny, Inc. (b)	1,594	62,708
Protagonist Therapeutics, Inc. (b)	354	9,777
Prothena Corp. PLC (b)	2,129	145,368
PTC Therapeutics, Inc. (b)	295	11,998
Quanterix Corp. (b)	7,532	169,847
RAPT Therapeutics, Inc. (b)	355	6,639
Reata Pharmaceuticals, Inc. - Class A (b)	46	4,690
Relay Therapeutics, Inc. (b)	194	2,437
Repligen Corp. (b)	1,540	217,848
Revance Therapeutics, Inc. (b)	3,939	99,696
REVOLUTION Medicines, Inc. (b)	374	10,005
Rigel Pharmaceuticals, Inc. (b)	1,457	1,880
Rocket Pharmaceuticals, Inc. (b)	200	3,974
Select Medical Holdings Corp.	54	1,720

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.7% (a) (Continued)
Health Care — 30.3% (Continued)
Shockwave Medical, Inc. (b)	99	$28,256
SI-BONE, Inc. (b)	8,098	218,484
SIGA Technologies, Inc.	3,667	18,518
Simulations Plus, Inc.	6,710	290,744
STAAR Surgical Co. (b)	834	43,843
Stoke Therapeutics, Inc. (b)	6,028	64,078
Surgery Partners, Inc. (b)	348	15,657
TG Therapeutics, Inc. (b)	1,755	43,594
The Ensign Group, Inc.	882	84,196
TransMedics Group, Inc. (b)	317	26,622
Treace Medical Concepts, Inc. (b)	1,005	25,708
Twist Bioscience Corp. (b)	477	9,759
Utah Medical Products, Inc.	75	6,990
Vaxcyte, Inc. (b)	100	4,994
Veracyte, Inc. (b)	2,854	72,691
Vericel Corp. (b)	4,116	154,638
Viking Therapeutics, Inc. (b)	94	1,524
Xenon Pharmaceuticals, Inc. (b)	2,536	97,636
Y-mAbs Therapeutics, Inc. (b)	745	5,059
Zentalis Pharmaceuticals, Inc. (b)	83	2,341
Zymeworks, Inc. (b)(c)	6,152	53,153
		8,099,488
Industrials — 17.0%
AAON, Inc.	290	27,495
ACV Auctions, Inc. - Class A (b)	742	12,814
Aerojet Rocketdyne Holdings, Inc. (b)	224	12,291
AeroVironment, Inc. (b)	69	7,057
AerSale Corp. (b)	7,590	111,573
Alamo Group, Inc.	122	22,437
Allegiant Travel Co. (b)	217	27,403
Alta Equipment Group, Inc.	11,832	205,049
Ameresco, Inc. - Class A (b)	171	8,316
Apogee Enterprises, Inc.	187	8,877
Applied Industrial Technologies, Inc.	607	87,912
Aris Water Solutions, Inc. - Class A	9,290	95,873

	Shares	Value
Array Technologies, Inc. (b)	492	$11,119
ASGN, Inc. (b)	21	1,588
Atkore, Inc. (b)	646	100,737
Barrett Business Services, Inc.	250	21,800
Bloom Energy Corp. - Class A (b)	1,278	20,895
Casella Waste Systems, Inc. - Class A (b)	3,890	351,850
Chart Industries, Inc. (b)	328	52,411
Columbus McKinnon Corp.	5,419	220,282
Comfort Systems USA, Inc.	568	93,266
Commercial Vehicle Group, Inc. (b)	478	5,306
Construction Partners, Inc. - Class A (b)	1,589	49,879
CSW Industrials, Inc.	302	50,189
Desktop Metal, Inc. - Class A (b)	639	1,131
Douglas Dynamics, Inc.	4,667	139,450
EMCOR Group, Inc.	227	41,945
Energy Recovery, Inc. (b)	2,783	77,785
Enerpac Tool Group Corp.	521	14,067
EnerSys	517	56,105
ESCO Technologies, Inc.	65	6,736
ExlService Holdings, Inc. (b)	499	75,379
Exponent, Inc.	342	31,915
Federal Signal Corp.	999	63,966
First Advantage Corp. (b)	193	2,974
Fluor Corp. (b)	534	15,806
Franklin Electric Co., Inc.	128	13,171
FuelCell Energy, Inc. (b)(c)	1,752	3,784
GMS, Inc. (b)	522	36,122
Griffon Corp.	121	4,876
Heritage-Crystal Clean, Inc. (b)	319	12,055
Hudson Technologies, Inc. (b)	943	9,072
IBEX Holdings Ltd. (b)	241	5,117
Insperity, Inc.	220	26,171
Janus International Group, Inc. (b)	2,881	30,712
Marten Transport Ltd.	61	1,312

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.7% (a) (Continued)
Industrials — 17.0% (Continued)
Masonite International Corp. (b)	114	$11,678
Maximus, Inc.	257	21,719
McGrath RentCorp	345	31,906
Mercury Systems, Inc. (b)	5,815	201,141
MRC Global, Inc. (b)	358	3,605
Mueller Industries, Inc.	1,085	94,699
MYR Group, Inc. (b)	284	39,289
PGT Innovations, Inc. (b)	108	3,148
Proto Labs, Inc. (b)	516	18,039
Rush Enterprises, Inc. - Class A	2,486	151,000
Saia, Inc. (b)	930	318,441
Shoals Technologies Group, Inc. - Class A (b)	1,041	26,608
Simpson Manufacturing Co., Inc.	852	118,002
SiteOne Landscape Supply, Inc. (b)	1,685	282,002
SP Plus Corp. (b)	558	21,823
SPX Technologies, Inc. (b)	182	15,465
Sterling Infrastructure, Inc. (b)	273	15,233
Terex Corp.	762	45,590
Tetra Tech, Inc.	74	12,117
The AZEK Co., Inc. (b)	4,787	144,998
The Brink’s Co.	135	9,157
TriNet Group, Inc. (b)	504	47,865
UFP Industries, Inc.	954	92,586
Veritiv Corp.	324	40,698
Verra Mobility Corp. (b)	277	5,463
Wabash National Corp.	1,263	32,383
Watts Water Technologies, Inc. - Class A	111	20,394
WNS Holdings Ltd. - ADR (b)	6,046	445,711
		4,546,830
Information Technology — 18.7%
8x8, Inc. (b)	6,117	25,875
908 Devices, Inc. (b)	9,757	66,933
A10 Networks, Inc.	1,623	23,680
ACI Worldwide, Inc. (b)	1,346	31,187

	Shares	Value
Alarm.com Holdings, Inc. (b)	452	$23,359
Altair Engineering, Inc. - Class A (b)	278	21,084
Amplitude, Inc. - Class A (b)	657	7,227
Appfolio, Inc. - Class A (b)	1,625	279,727
Appian Corp. - Class A (b)	967	46,029
Arlo Technologies, Inc. (b)	661	7,212
Asana, Inc. - Class A (b)	480	10,579
Avid Technology, Inc. (b)	404	10,302
Axcelis Technologies, Inc. (b)	682	125,031
AXT, Inc. (b)	18,925	65,102
Badger Meter, Inc.	360	53,122
Bel Fuse, Inc. - Class B	1,140	65,447
Belden, Inc.	459	43,903
BlackLine, Inc. (b)	1,001	53,874
Box, Inc. - Class A (b)	470	13,809
C3.ai, Inc. - Class A (b)(c)	222	8,088
Calix, Inc. (b)	356	17,768
CEVA, Inc. (b)	6,277	160,377
Coherent Corp. (b)	378	19,270
CommScope Holding Co., Inc. (b)	1,957	11,018
DigitalOcean Holdings, Inc. (b)	827	33,196
Diodes, Inc. (b)	55	5,087
DoubleVerify Holdings, Inc. (b)	6,379	248,271
Edgio, Inc. (b)	46,737	31,501
Endava PLC - ADR (b)	2,323	120,308
EngageSmart, Inc. (b)	182	3,474
Everbridge, Inc. (b)	423	11,379
Extreme Networks, Inc. (b)	1,268	33,031
Fabrinet (b)	326	42,341
Fastly, Inc. - Class A (b)	167	2,634
FormFactor, Inc. (b)	465	15,912
Grid Dynamics Holdings, Inc. (b)	7,805	72,196
Guidewire Software, Inc. (b)	1,428	108,642
Harmonic, Inc. (b)	3,734	60,379
indie Semiconductor, Inc. - Class A (b)	5,750	54,050

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.7% (a) (Continued)
Information Technology — 18.7% (Continued)
Insight Enterprises, Inc. (b)	147	$21,512
InterDigital, Inc.	632	61,020
Lattice Semiconductor Corp. (b)	232	22,288
LivePerson, Inc. (b)	825	3,729
Model N, Inc. (b)	5,883	208,023
N-able, Inc. (b)	1,076	15,505
Napco Security Technologies, Inc.	5,010	173,596
Novanta, Inc. (b)	34	6,259
Olo, Inc. - Class A (b)	1,282	8,282
Onto Innovation, Inc. (b)	238	27,720
OSI Systems, Inc. (b)	63	7,423
PagerDuty, Inc. (b)	1,035	23,267
PDF Solutions, Inc. (b)	1,007	45,416
Pegasystems, Inc.	4,285	211,251
Photronics, Inc. (b)	623	16,067
Plexus Corp. (b)	101	9,922
PROS Holdings, Inc. (b)	7,283	224,316
Q2 Holdings, Inc. (b)	178	5,500
Qualys, Inc. (b)	3,126	403,785
Radware Ltd. (b)	7,793	151,106
Rambus, Inc. (b)	1,257	80,662
Rapid7, Inc. (b)	424	19,199
Sanmina Corp. (b)	547	32,968
Sapiens International Corp. NV	1,229	32,691
Silicon Laboratories, Inc. (b)	1,328	209,479
SoundThinking, Inc. (b)	3,008	65,755
Sprout Social, Inc. - Class A (b)	584	26,957
SPS Commerce, Inc. (b)	201	38,604
Super Micro Computer, Inc. (b)	310	77,268
Tenable Holdings, Inc. (b)	1,115	48,558
Varonis Systems, Inc. (b)	218	5,810
Veeco Instruments, Inc. (b)	8,887	228,218
Workiva, Inc. (b)	4,026	409,283
Yext, Inc. (b)	1,691	19,125
Zuora, Inc. - Class A (b)	1,734	19,022
		4,991,990

	Shares	Value
Materials — 2.0%
Alpha Metallurgical Resources, Inc.	23	$3,781
ATI, Inc. (b)	312	13,800
Balchem Corp.	192	25,884
Commercial Metals Co.	359	18,905
Ferroglobe Representation & Warranty Insurance Trust (b)(d)(e)	840	—
Innospec, Inc.	271	27,219
Livent Corp. (b)	1,836	50,361
Materion Corp.	2,026	231,369
Novagold Resources, Inc. (b)	1,503	5,997
O-I Glass, Inc. (b)	1,416	30,203
Quaker Chemical Corp.	624	121,618
Warrior Met Coal, Inc.	58	2,259
		531,396
Real Estate — 0.3%
DigitalBridge Group, Inc.	1,538	22,624
Essential Properties Realty Trust, Inc.	709	16,690
Redfin Corp. (b)	2,301	28,578
		67,892
Utilities — 0.3%
Brookfield Infrastructure Corp. - Class A	792	36,099
Global Water Resources, Inc.	308	3,906
Otter Tail Corp.	513	40,507
Sunnova Energy International, Inc. (b)(c)	290	5,310
		85,822
Total Common Stocks (Cost $21,795,002)		26,348,309

Total Investments at Value — 98.7% (Cost $21,795,002)		26,348,309
Other Assets in Excess of Liabilities — 1.3%		346,558
Net Assets — 100.0%		$26,694,867

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

Percentages are stated as a percent of net assets.

ADR - American Depository Receipt

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Non-income producing security.
(c)	This security or a partial position of this security is on loan at June 30, 2023. The total fair value of securities on loan at June 30, 2023 was $225,959 (Note 8).
(d)	Level 3 security. Security has been valued at fair value by the valuation designee. The total value of such securities is $0 as of June 30, 2023, representing 0.0% of net assets.
(e)	Illiquid security. The total value of such securities is $0 as of June 30, 2023, representing 0.0% of net assets.

The Accompanying Footnotes are an Integral Part of this Schedule of Investments.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Schedule of Investments	June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.3% (a)
Communication Services — 1.1%
Bumble, Inc. - Class A (b)	1,020	$17,116
Cinemark Holdings, Inc. (b)	1,360	22,440
Clear Channel Outdoor Holdings, Inc. (b)	4,896	6,708
Emerald Holding, Inc. (b)	2,900	11,890
Eventbrite, Inc. - Class A (b)	2,490	23,779
iHeartMedia, Inc. - Class A (b)	1,420	5,169
IMAX Corp. (b)	452	7,679
Iridium Communications, Inc.	612	38,017
Liberty Latin America Ltd. - Class A (b)	439	3,841
Liberty Latin America Ltd. - Class C (b)	2,839	24,472
Lions Gate Entertainment Corp. - Class A (b)	4,120	36,380
Lions Gate Entertainment Corp. - Class B (b)	3,959	33,058
Magnite, Inc. (b)	1,011	13,800
Stagwell, Inc. (b)	4,000	28,840
TEGNA, Inc.	500	8,120
Thryv Holdings, Inc. (b)	326	8,020
		289,329
Consumer Discretionary — 11.1%
2U, Inc. (b)	4,001	16,124
Adient PLC (b)	1,673	64,109
Adtalem Global Education, Inc. (b)	816	28,021
Asbury Automotive Group, Inc. (b)	145	34,861
Bally’s Corp. (b)	626	9,740
BJ’s Restaurants, Inc. (b)	1,330	42,294
Bloomin’ Brands, Inc.	1,932	51,952
Boot Barn Holdings, Inc. (b)	320	27,101
Brinker International, Inc. (b)	590	21,594
Carter’s, Inc.	100	7,260
Carvana Co. (b)(c)	410	10,627
Century Casinos, Inc. (b)	610	4,331
Century Communities, Inc.	1,065	81,600
Chuy’s Holdings, Inc. (b)	175	7,143

	Shares	Value
Dave & Buster’s Entertainment, Inc. (b)	97	$4,322
Dine Brands Global, Inc.	360	20,891
El Pollo Loco Holdings, Inc.	880	7,718
Everi Holdings, Inc. (b)	521	7,534
Frontdoor, Inc. (b)	1,486	47,403
Funko, Inc. - Class A (b)	1,700	18,394
Genesco, Inc. (b)	750	18,780
G-III Apparel Group Ltd. (b)	2,120	40,852
Graham Holdings Co. - Class B	20	11,430
Green Brick Partners, Inc. (b)	1,885	107,068
Group 1 Automotive, Inc.	244	62,976
Haverty Furniture Cos., Inc.	900	27,198
Hibbett, Inc.	570	20,685
Hooker Furnishings Corp.	1,100	20,526
Inspired Entertainment, Inc. (b)	759	11,165
International Game Technology PLC	805	25,671
Jack in the Box, Inc.	120	11,704
JAKKS Pacific, Inc. (b)	928	18,532
Johnson Outdoors, Inc. - Class A	1,378	84,678
KB Home	2,489	128,706
Kontoor Brands, Inc.	210	8,841
Lakeland Industries, Inc.	700	10,073
Latham Group, Inc. (b)	6,510	24,152
Laureate Education, Inc.	8,519	102,995
La-Z-Boy, Inc.	3,420	97,949
Lindblad Expeditions Holdings, Inc. (b)	622	6,767
LL Flooring Holdings, Inc. (b)	4,500	17,235
M/I Homes, Inc. (b)	904	78,820
MarineMax, Inc. (b)	1,010	34,502
Meritage Homes Corp.	555	78,960
Modine Manufacturing Co. (b)	200	6,604
Movado Group, Inc.	940	25,220

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.3% (a) (Continued)
Consumer Discretionary — 11.1% (Continued)
OneWater Marine, Inc. - Class A (b)	840	$30,442
Oxford Industries, Inc.	532	52,359
Perdoceo Education Corp. (b)	2,515	30,859
Red Rock Resorts, Inc. - Class A	8,383	392,157
Rocky Brands, Inc.	3,270	68,670
Sabre Corp. (b)	3,733	11,908
SeaWorld Entertainment, Inc. (b)	1,172	65,644
Signet Jewelers Ltd.	370	24,146
Skyline Champion Corp. (b)	70	4,582
Sleep Number Corp. (b)	360	9,821
Sonic Automotive, Inc. - Class A	700	33,369
Steven Madden Ltd.	700	22,883
Taylor Morrison Home Corp. (b)	1,716	83,689
The Aaron’s Co., Inc.	3,338	47,199
The Cato Corp. - Class A	1,600	12,848
The Cheesecake Factory, Inc.	335	11,584
The Goodyear Tire & Rubber Co. (b)	800	10,944
Thor Industries, Inc.	270	27,945
Topgolf Callaway Brands Corp. (b)	1,955	38,807
Travel + Leisure Co.	620	25,011
Tri Pointe Homes, Inc. (b)	2,330	76,564
Upbound Group, Inc.	990	30,819
Urban Outfitters, Inc. (b)	320	10,602
Vail Resorts, Inc.	173	43,555
Vista Outdoor, Inc. (b)	1,200	33,204
Winnebago Industries, Inc.	161	10,737
Wolverine World Wide, Inc.	3,898	57,262
WW International, Inc. (b)	2,176	14,623
Zumiez, Inc. (b)	400	6,664
		2,884,005
Consumer Staples — 4.4%
B&G Foods, Inc. (c)	1,540	21,437
Cal-Maine Foods, Inc.	6,687	300,915

	Shares	Value
Central Garden & Pet Co. (b)	540	$20,936
Herbalife Ltd. (b)	2,810	37,204
Ingles Markets, Inc. - Class A	138	11,406
Inter Parfums, Inc.	69	9,331
Lancaster Colony Corp.	1,033	207,726
Medifast, Inc.	240	22,118
Natural Grocers by Vitamin Cottage, Inc.	2,219	27,205
Nu Skin Enterprises, Inc. - Class A	665	22,078
Oil-Dri Corp. of America	1,433	84,532
Post Holdings, Inc. (b)	1,569	135,954
PriceSmart, Inc.	440	32,586
Seaboard Corp.	25	89,018
The Andersons, Inc.	600	27,690
The Chefs’ Warehouse, Inc. (b)	1,099	39,300
TreeHouse Foods, Inc. (b)	345	17,381
USANA Health Sciences, Inc. (b)	350	22,064
Vector Group Ltd.	528	6,764
Village Super Market, Inc. - Class A	624	14,240
		1,149,885
Energy — 7.8%
Archrock, Inc.	1,990	20,397
Baytex Energy Corp. (b)	4,943	16,115
Berry Corp.	4,900	33,712
Bristow Group, Inc. (b)	418	12,009
California Resources Corp.	1,719	77,854
Centrus Energy Corp. - Class A (b)	2,088	67,985
ChampionX Corp.	760	23,590
Chord Energy Corp.	271	41,680
Civitas Resources, Inc.	4,498	312,026
CNX Resources Corp. (b)	776	13,751
Crescent Energy Co. - Class A	3,580	37,304
Denbury, Inc. (b)	230	19,840
DHT Holdings, Inc.	6,460	55,104
Dorian LPG Ltd.	1,394	35,756

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.3% (a) (Continued)
Energy — 7.8% (Continued)
Dril-Quip, Inc. (b)	1,500	$34,905
Equitrans Midstream Corp.	10,500	100,380
Excelerate Energy, Inc. - Class A	250	5,083
Expro Group Holdings NV (b)	1,570	27,820
Forum Energy Technologies, Inc. (b)	700	17,913
Golar LNG Ltd.	5,797	116,925
Helix Energy Solutions Group, Inc. (b)	4,248	31,350
Helmerich & Payne, Inc.	713	25,276
International Seaways, Inc.	672	25,697
Kinetik Holdings, Inc.	900	31,626
Kosmos Energy Ltd. (b)	5,600	33,544
Liberty Energy, Inc.	1,960	26,205
Magnolia Oil & Gas Corp. - Class A	708	14,797
Matador Resources Co.	240	12,557
Murphy Oil Corp.	616	23,593
Nabors Industries Ltd. (b)	150	13,955
National Energy Services Reunited Corp. (b)	4,040	11,918
Newpark Resources, Inc. (b)	5,540	28,974
NexTier Oilfield Solutions, Inc. (b)	5,240	46,846
Noble Corp. PLC (b)	300	12,393
Northern Oil and Gas, Inc.	900	30,888
Oceaneering International, Inc. (b)	805	15,054
Oil States International, Inc. (b)	1,314	9,816
Par Pacific Holdings, Inc. (b)	1,100	29,271
PBF Energy, Inc. - Class A	734	30,050
Permian Resources Corp.	6,765	74,144
Precision Drilling Corp. (b)	570	27,788
ProPetro Holding Corp. (b)	3,750	30,900
REX American Resources Corp. (b)	715	24,889
Scorpio Tankers, Inc.	261	12,327
Select Energy Services, Inc.	2,820	22,842

	Shares	Value
SFL Corp. Ltd.	7,091	$66,159
SM Energy Co.	180	5,693
Solaris Oilfield Infrastructure, Inc. - Class A	2,500	20,825
Talos Energy, Inc. (b)	1,400	19,418
TechnipFMC PLC (b)	1,500	24,930
Teekay Tankers Ltd. - Class A	862	32,954
Tidewater, Inc. (b)	815	45,184
US Silica Holdings, Inc. (b)	1,293	15,684
Vertex Energy, Inc. (b)	4,000	25,000
Vital Energy, Inc. (b)	950	42,893
World Kinect Corp.	900	18,612
		2,034,201
Financials — 25.4%
1st Source Corp.	420	17,611
ACNB Corp.	300	9,951
Ambac Financial Group, Inc. (b)	2,101	29,918
Amerant Bancorp, Inc.	1,639	28,174
American Equity Investment Life Holding Co.	2,521	131,369
Ameris Bancorp	500	17,105
Apollo Commercial Real Estate Finance, Inc.	5,947	67,320
Artisan Partners Asset Management, Inc. - Class A	770	30,269
AssetMark Financial Holdings, Inc. (b)	1,345	39,893
Associated Banc-Corp	2,080	33,758
Assured Guaranty Ltd.	665	37,107
Axis Capital Holdings Ltd.	460	24,762
Axos Financial, Inc. (b)	782	30,842
BancFirst Corp.	561	51,612
Bank of Marin Bancorp	360	6,361
Bank OZK	6,435	258,430
BankUnited, Inc.	3,490	75,209
Banner Corp.	338	14,760
BayCom Corp.	500	8,340
BCB Bancorp, Inc.	700	8,218

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.3% (a) (Continued)
Financials — 25.4% (Continued)
Berkshire Hills Bancorp, Inc.	822	$17,040
BGC Partners, Inc. - Class A	15,262	67,611
Blackstone Mortgage Trust, Inc. - Class A	469	9,760
BOK Financial Corp.	1,481	119,635
Bread Financial Holdings, Inc.	2,328	73,076
Bridgewater Bancshares, Inc. (b)	900	8,865
Brighthouse Financial, Inc. (b)	400	18,940
BrightSpire Capital, Inc.	1,300	8,749
Brookline Bancorp, Inc.	1,700	14,858
Cadence Bank	880	17,283
Camden National Corp.	530	16,414
Capitol Federal Financial, Inc.	3,000	18,510
Cass Information Systems, Inc.	994	38,547
Cathay General Bancorp	2,482	79,896
Central Pacific Financial Corp.	1,800	28,278
Central Valley Community Bancorp	400	6,180
City Holding Co.	497	44,725
Civista Bancshares, Inc.	400	6,960
CNB Financial Corp.	400	7,060
CNO Financial Group, Inc.	1,972	46,677
Columbia Banking System, Inc.	3,076	62,381
Community Bank System, Inc.	624	29,253
Community Trust Bancorp, Inc.	425	15,117
ConnectOne Bancorp, Inc.	1,980	32,848
CrossFirst Bankshares, Inc. (b)	800	8,000
Customers Bancorp, Inc. (b)	1,200	36,312
CVB Financial Corp.	2,816	37,396
Diamond Hill Investment Group, Inc.	120	20,556
Eagle Bancorp, Inc.	1,170	24,757
Employers Holdings, Inc.	1,610	60,230

	Shares	Value
Enact Holdings, Inc.	650	$16,335
Enova International, Inc. (b)	223	11,846
Enstar Group Ltd. (b)	830	202,719
Enterprise Financial Services Corp.	944	36,910
Esquire Financial Holdings, Inc.	917	41,944
Essent Group Ltd.	2,982	139,558
Euronet Worldwide, Inc. (b)	280	32,864
Evercore, Inc. - Class A	300	37,077
FB Financial Corp.	742	20,813
Federated Hermes, Inc.	855	30,652
Financial Institutions, Inc.	550	8,657
First Bancorp	283	8,419
First BanCorp	2,700	32,994
First Busey Corp.	1,400	28,140
First Business Financial Services, Inc.	300	8,847
First Community Bankshares, Inc.	564	16,768
First Financial Bancorp	1,196	24,446
First Financial Corp.	1,058	34,353
First Hawaiian, Inc.	1,700	30,617
First Internet Bancorp	1,200	17,820
First Interstate BancSystem, Inc. - Class A	1,636	39,002
First Merchants Corp.	1,327	37,461
First Mid Bancshares, Inc.	400	9,656
First Western Financial, Inc. (b)	3,130	58,218
Flushing Financial Corp.	2,040	25,072
FNB Corp.	2,010	22,994
FS Bancorp, Inc.	260	7,818
Genworth Financial, Inc. - Class A (b)	12,421	62,105
Granite Point Mortgage Trust, Inc.	1,900	10,070
Great Ajax Corp.	1,313	8,049
Great Southern Bancorp, Inc.	220	11,161
Greenhill & Co., Inc.	1,190	17,433
Greenlight Capital Re Ltd. (b)	400	4,214

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.3% (a) (Continued)
Financials — 25.4% (Continued)
Hancock Whitney Corp.	305	$11,706
Hanmi Financial Corp.	1,950	29,114
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	778	19,450
Heartland Financial USA, Inc.	51	1,421
Heritage Commerce Corp.	3,320	27,490
Hilltop Holdings, Inc.	1,110	34,921
Home Bancorp, Inc.	200	6,642
HomeStreet, Inc.	1,750	10,360
Hope Bancorp, Inc.	3,600	30,312
Horace Mann Educators Corp.	1,130	33,516
Horizon Bancorp, Inc.	1,420	14,782
Independent Bank Corp.	1,270	21,539
International Bancshares Corp.	1,909	84,378
International Money Express, Inc. (b)	1,500	36,795
Investar Holding Corp.	700	8,477
Jackson Financial, Inc. - Class A	2,259	69,148
James River Group Holdings Ltd.	1,438	26,258
Janus Henderson Group PLC	1,200	32,700
Kearny Financial Corp.	2,400	16,920
Kemper Corp.	700	33,782
Lakeland Bancorp, Inc.	2,000	26,780
Live Oak Bancshares, Inc.	11,352	298,671
Luther Burbank Corp.	700	6,244
Macatawa Bank Corp.	1,000	9,280
Mercantile Bank Corp.	1,457	40,242
Merchants Bancorp	400	10,232
Mercury General Corp.	500	15,135
Metropolitan Bank Holding Corp. (b)	140	4,862
MFA Financial, Inc.	1,313	14,758
MGIC Investment Corp.	1,600	25,264
Midland States Bancorp, Inc.	800	15,928

	Shares	Value
MidWestOne Financial Group, Inc.	370	$7,907
Mr Cooper Group, Inc. (b)	6,163	312,094
National Bank Holdings Corp. - Class A	281	8,160
National Bankshares, Inc.	200	5,838
National Western Life Group, Inc. - Class A	135	56,101
Navient Corp.	2,150	39,947
New York Community Bancorp, Inc.	2,900	32,596
New York Mortgage Trust, Inc.	2,080	20,634
NMI Holdings, Inc. - Class A (b)	1,655	42,732
Northeast Bank	200	8,334
Northeast Community Bancorp, Inc.	700	10,416
Northfield Bancorp, Inc.	1,500	16,470
Northrim BanCorp, Inc.	200	7,866
OceanFirst Financial Corp.	2,350	36,707
OFG Bancorp	1,245	32,470
Old Second Bancorp, Inc.	736	9,612
Open Lending Corp. (b)	470	4,940
Pacific Premier Bancorp, Inc.	700	14,476
PacWest Bancorp (c)	2,200	17,930
Parke Bancorp, Inc.	500	8,495
Pathward Financial, Inc.	138	6,398
Paysafe Ltd. (b)	1,258	12,693
PCB Bancorp	700	10,297
PennyMac Mortgage Investment Trust	2,868	38,661
Peoples Financial Services Corp.	355	15,545
Perella Weinberg Partners	1,900	15,827
Popular, Inc.	530	32,076
Preferred Bank	835	45,917
Premier Financial Corp.	1,740	27,875
Primerica, Inc.	70	13,843
Primis Financial Corp.	800	6,736
PROG Holdings, Inc. (b)	45	1,445

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.3% (a) (Continued)
Financials — 25.4% (Continued)
Provident Financial Services, Inc.	3,991	$65,213
Radian Group, Inc.	2,135	53,973
RBB Bancorp	690	8,239
Regional Management Corp.	629	19,185
Repay Holdings Corp. (b)	2,492	19,512
Republic Bancorp, Inc. - Class A	250	10,625
S&T Bancorp, Inc.	725	19,713
Safety Insurance Group, Inc.	270	19,364
Sandy Spring Bancorp, Inc.	1,600	36,288
Seacoast Banking Corp. of Florida	223	4,928
Selective Insurance Group, Inc.	498	47,783
Selectquote, Inc. (b)	10,500	20,475
Sierra Bancorp	500	8,485
Silvercrest Asset Management Group, Inc. - Class A	2,416	48,924
Simmons First National Corp. - Class A	1,970	33,983
SiriusPoint Ltd. (b)	3,900	35,217
SLM Corp.	2,100	34,272
Southern First Bancshares, Inc. (b)	290	7,178
Southern Missouri Bancorp, Inc.	200	7,690
Stellar Bancorp, Inc.	826	18,907
StepStone Group, Inc. - Class A	656	16,275
Stewart Information Services Corp.	550	22,627
StoneCo Ltd. - Class A (b)	6,189	78,848
Territorial Bancorp, Inc.	500	6,140
Texas Capital Bancshares, Inc. (b)	1,670	86,005
The Bancorp, Inc. (b)	1,383	45,155
The Bank of NT Butterfield & Son Ltd.	258	7,059
The Community Financial Corp.	100	2,709

	Shares	Value
The First of Long Island Corp.	520	$6,250
Towne Bank	600	13,944
TPG RE Finance Trust, Inc.	1,000	7,410
Triumph Financial, Inc. (b)	3,214	195,154
TrustCo Bank Corp.	700	20,027
Two Harbors Investment Corp.	392	5,441
UMB Financial Corp.	229	13,946
United Bankshares, Inc.	498	14,776
United Fire Group, Inc.	283	6,413
Universal Insurance Holdings, Inc.	2,289	35,319
Univest Financial Corp.	940	16,995
Valley National Bancorp	1,152	8,928
Veritex Holdings, Inc.	447	8,015
Victory Capital Holdings, Inc. - Class A	735	23,182
Virtu Financial, Inc. - Class A	2,000	34,180
Virtus Investment Partners, Inc.	130	25,671
Washington Federal, Inc.	4,710	124,909
Washington Trust Bancorp, Inc.	640	17,158
Waterstone Financial, Inc.	1,360	19,706
Webster Financial Corp.	4,066	153,492
Westamerica BanCorp	1,486	56,914
White Mountains Insurance Group Ltd.	20	27,778
William Penn Bancorp	400	4,060
Wintrust Financial Corp.	425	30,864
		6,585,404
Health Care — 6.6%
2seventy bio, Inc. (b)	485	4,908
Accolade, Inc. (b)	1,030	13,874
Adaptive Biotechnologies Corp. (b)	3,468	23,270
Agios Pharmaceuticals, Inc. (b)	1,156	32,738
Allogene Therapeutics, Inc. (b)	1,314	6,530

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.3% (a) (Continued)
Health Care — 6.6% (Continued)
ALX Oncology Holdings, Inc. (b)	2,437	$18,302
Atara Biotherapeutics, Inc. (b)	1,735	2,793
AtriCure, Inc. (b)	130	6,417
Avanos Medical, Inc. (b)	372	9,508
Beam Therapeutics, Inc. (b)	140	4,470
BioCryst Pharmaceuticals, Inc. (b)	1,310	9,222
BioLife Solutions, Inc. (b)	177	3,912
Bridgebio Pharma, Inc. (b)	257	4,420
Brookdale Senior Living, Inc. (b)	8,286	34,967
Catalyst Pharmaceuticals, Inc. (b)	1,009	13,561
Celldex Therapeutics, Inc. (b)	640	21,715
Community Health Systems, Inc. (b)	2,107	9,271
CryoPort, Inc. (b)	645	11,126
Editas Medicine, Inc. (b)	642	5,284
Embecta Corp.	1,640	35,424
Emergent BioSolutions, Inc. (b)	5,166	37,970
Enovis Corp. (b)	3,785	242,694
HealthStream, Inc.	739	18,150
Hims & Hers Health, Inc. (b)	630	5,922
Ideaya Biosciences, Inc. (b)	210	4,935
ImmunoGen, Inc. (b)	1,445	27,267
Innoviva, Inc. (b)	1,972	25,104
Intellia Therapeutics, Inc. (b)	835	34,051
Invitae Corp. (b)(c)	10,337	11,681
Iovance Biotherapeutics, Inc. (b)	590	4,154
Ironwood Pharmaceuticals, Inc. - Class A (b)	4,120	43,837
Kezar Life Sciences, Inc. (b)	1,650	4,043
Kiniksa Pharmaceuticals Ltd. - Class A (b)	765	10,771
Kodiak Sciences, Inc. (b)	2,719	18,761
Merit Medical Systems, Inc. (b)	62	5,186

	Shares	Value
Multiplan Corp. (b)	5,570	$11,753
Myriad Genetics, Inc. (b)	515	11,938
NanoString Technologies, Inc. (b)	1,850	7,493
National HealthCare Corp.	939	58,049
Neogen Corp. (b)	2,063	44,870
NeoGenomics, Inc. (b)	2,242	36,029
Nurix Therapeutics, Inc. (b)	1,409	14,076
OraSure Technologies, Inc. (b)	4,156	20,822
Organogenesis Holdings, Inc. (b)	2,500	8,300
Orthofix Medical, Inc. (b)	370	6,682
Owens & Minor, Inc. (b)	1,580	30,083
Pacific Biosciences of California, Inc. (b)	872	11,598
Pediatrix Medical Group, Inc. (b)	1,446	20,548
PetIQ, Inc. (b)	706	10,710
Phibro Animal Health Corp. - Class A	1,300	17,810
Phreesia, Inc. (b)	1,043	32,343
PMV Pharmaceuticals, Inc. (b)	292	1,828
Premier, Inc. - Class A	1,250	34,575
Prestige Consumer Healthcare, Inc. (b)	567	33,697
PTC Therapeutics, Inc. (b)	80	3,253
RAPT Therapeutics, Inc. (b)	612	11,444
REGENXBIO, Inc. (b)	1,123	22,449
Relay Therapeutics, Inc. (b)	1,649	20,711
REVOLUTION Medicines, Inc. (b)	285	7,624
Sage Therapeutics, Inc. (b)	107	5,031
Sangamo Therapeutics, Inc. (b)	1,506	1,958
Select Medical Holdings Corp.	958	30,522
Stoke Therapeutics, Inc. (b)	1,315	13,978
Surgery Partners, Inc. (b)	612	27,534
Taro Pharmaceutical Industries Ltd. (b)	710	26,930
Twist Bioscience Corp. (b)	522	10,680

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.3% (a) (Continued)
Health Care — 6.6% (Continued)
UFP Technologies, Inc. (b)	1,056	$204,706
Utah Medical Products, Inc.	218	20,318
Vanda Pharmaceuticals, Inc. (b)	6,248	41,174
Varex Imaging Corp. (b)	175	4,125
Veracyte, Inc. (b)	1,746	44,471
Vir Biotechnology, Inc. (b)	402	9,861
Y-mAbs Therapeutics, Inc. (b)	910	6,179
Zimvie, Inc. (b)	532	5,974
		1,698,364
Industrials — 19.3%
ABM Industries, Inc.	500	21,325
ACCO Brands Corp.	4,500	23,445
ACV Auctions, Inc. - Class A (b)	780	13,471
AerSale Corp. (b)	1,300	19,110
Alamo Group, Inc.	100	18,391
Allegiant Travel Co. (b)	2,196	277,311
Allied Motion Technologies, Inc.	3,397	135,676
Allison Transmission Holdings, Inc.	660	37,264
American Woodmark Corp. (b)	303	23,140
Arcosa, Inc.	595	45,083
Argan, Inc.	177	6,976
Astronics Corp. (b)	1,231	24,448
AZZ, Inc.	1,663	72,274
Barnes Group, Inc.	600	25,314
Barrett Business Services, Inc.	310	27,032
Beacon Roofing Supply, Inc. (b)	90	7,468
BGSF, Inc.	310	2,954
Blue Bird Corp. (b)	500	11,240
BlueLinx Holdings, Inc. (b)	290	27,196
Boise Cascade Co.	320	28,912
CIRCOR International, Inc. (b)	132	7,451
Columbus McKinnon Corp.	500	20,325
Commercial Vehicle Group, Inc. (b)	1,190	13,209

	Shares	Value
Concrete Pumping Holdings, Inc. (b)	19,427	$155,999
Douglas Dynamics, Inc.	3,269	97,678
DXP Enterprises, Inc. (b)	750	27,307
EMCOR Group, Inc.	263	48,597
Encore Wire Corp.	609	113,231
Energy Recovery, Inc. (b)	3,829	107,021
Enerpac Tool Group Corp.	900	24,300
EnerSys	1,137	123,387
Ennis, Inc.	2,811	57,288
Esab Corp.	3,273	217,785
ESCO Technologies, Inc.	456	47,255
First Advantage Corp. (b)	11,663	179,727
Flowserve Corp.	910	33,806
Fluor Corp. (b)	1,100	32,560
Forward Air Corp.	250	26,527
FTAI Aviation Ltd.	4,699	148,770
Gates Industrial Corp. PLC (b)	9,402	126,739
Global Industrial Co.	289	8,026
Golden Ocean Group Ltd.	1,688	12,744
GrafTech International Ltd.	5,700	28,728
Graham Corp. (b)	3,695	49,070
Granite Construction, Inc.	713	28,363
Griffon Corp.	245	9,874
Healthcare Services Group, Inc.	2,010	30,009
Heartland Express, Inc.	1,500	24,615
Heidrick & Struggles International, Inc.	1,190	31,499
Heritage-Crystal Clean, Inc. (b)	285	10,770
Hillenbrand, Inc.	490	25,127
HNI Corp.	195	5,495
Hyster-Yale Materials Handling, Inc.	920	51,373
Insteel Industries, Inc.	780	24,274
Interface, Inc.	3,100	27,249
JELD-WEN Holding, Inc. (b)	2,200	38,588
Kelly Services, Inc. - Class A	1,330	23,421
Kforce, Inc.	400	25,064
Kirby Corp. (b)	724	55,712
Korn Ferry	720	35,669
ManpowerGroup, Inc.	320	25,408
MasTec, Inc. (b)	14	1,652

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.3% (a) (Continued)
Industrials — 19.3% (Continued)
Matson, Inc.	1,090	$84,726
Maximus, Inc.	300	25,353
Miller Industries, Inc.	450	15,961
MillerKnoll, Inc.	2,400	35,472
Moog, Inc. - Class A	255	27,650
Mueller Industries, Inc.	1,988	173,513
Mueller Water Products, Inc. - Class A	1,700	27,591
National Presto Industries, Inc.	375	27,450
PAM Transportation Services, Inc. (b)	300	8,031
PGT Innovations, Inc. (b)	410	11,951
Powell Industries, Inc.	750	45,443
Preformed Line Products Co.	50	7,805
Primoris Services Corp.	400	12,188
Proto Labs, Inc. (b)	1,929	67,438
Resideo Technologies, Inc. (b)	1,300	22,958
Resources Connection, Inc.	1,500	23,565
Rush Enterprises, Inc. - Class A	1,848	112,248
Safe Bulkers, Inc.	3,173	10,344
SP Plus Corp. (b)	292	11,420
Spirit Airlines, Inc.	287	4,925
SPX Technologies, Inc. (b)	460	39,086
Steelcase, Inc. - Class A	3,465	26,715
Sterling Infrastructure, Inc. (b)	585	32,643
Terex Corp.	1,062	63,539
The Brink’s Co.	350	23,740
The Greenbrier Cos., Inc.	1,060	45,686
The Timken Co.	420	38,443
Thermon Group Holdings, Inc. (b)	3,653	97,170
Trinity Industries, Inc.	805	20,697
Triton International Ltd.	24	1,998
TrueBlue, Inc. (b)	2,200	38,962
TTEC Holdings, Inc.	600	20,304
Tutor Perini Corp. (b)	3,600	25,740
UFP Industries, Inc.	793	76,961
V2X, Inc. (b)	730	36,179

	Shares	Value
Veritiv Corp.	358	$44,968
Verra Mobility Corp. (b)	1,100	21,692
Wabash National Corp.	2,809	72,023
WESCO International, Inc.	1,398	250,326
WNS Holdings Ltd. - ADR (b)	3,213	236,862
		4,999,488
Information Technology — 6.8%
A10 Networks, Inc.	244	3,560
ACI Worldwide, Inc. (b)	1,500	34,755
ACM Research, Inc. - Class A (b)	3,630	47,480
American Software, Inc. - Class A	190	1,997
Amkor Technology, Inc.	414	12,316
Arlo Technologies, Inc. (b)	510	5,564
Avid Technology, Inc. (b)	115	2,933
Avnet, Inc.	830	41,873
Axcelis Technologies, Inc. (b)	270	49,499
Belden, Inc.	901	86,181
Benchmark Electronics, Inc.	400	10,332
C3.ai, Inc. - Class A (b)(c)	805	29,326
Calix, Inc. (b)	389	19,415
Cerence, Inc. (b)	338	9,880
Cirrus Logic, Inc. (b)	340	27,543
Coherent Corp. (b)	730	37,215
Cohu, Inc. (b)	260	10,806
CoreCard Corp. (b)	400	10,144
Diodes, Inc. (b)	260	24,047
Ebix, Inc.	950	23,940
eGain Corp. (b)	2,481	18,583
ePlus, Inc. (b)	575	32,373
Fastly, Inc. - Class A (b)	1,433	22,598
Insight Enterprises, Inc. (b)	205	30,000
InterDigital, Inc.	250	24,137
IPG Photonics Corp. (b)	260	35,313
Itron, Inc. (b)	970	69,937
Kimball Electronics, Inc. (b)	900	24,867
Knowles Corp. (b)	790	14,267
LiveRamp Holdings, Inc. (b)	725	20,706
MaxLinear, Inc. (b)	800	25,248
N-able, Inc. (b)	945	13,617
NCR Corp. (b)	1,000	25,200
NetScout Systems, Inc. (b)	1,130	34,974

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.3% (a) (Continued)
Information Technology — 6.8% (Continued)
Olo, Inc. - Class A (b)	1,670	$10,788
OSI Systems, Inc. (b)	373	43,951
PC Connection, Inc.	707	31,886
Photronics, Inc. (b)	1,617	41,702
Plexus Corp. (b)	561	55,113
Rambus, Inc. (b)	761	48,833
Rimini Street, Inc. (b)	36,140	173,111
Sanmina Corp. (b)	3,502	211,066
ScanSource, Inc. (b)	330	9,755
Semtech Corp. (b)	1,380	35,135
Super Micro Computer, Inc. (b)	120	29,910
Telos Corp. (b)	7,200	18,432
TTM Technologies, Inc. (b)	1,840	25,576
Vishay Intertechnology, Inc.	2,872	84,437
Vishay Precision Group, Inc. (b)	743	27,602
Vontier Corp.	1,100	35,431
Xperi, Inc. (b)	170	2,236
		1,765,590
Materials — 6.3%
AdvanSix, Inc.	780	27,285
Alto Ingredients, Inc. (b)	3,600	10,404
Arconic Corp. (b)	2,930	86,669
Ashland, Inc.	2,824	245,434
Cabot Corp.	305	20,402
Carpenter Technology Corp.	1,047	58,768
Chase Corp.	2,027	245,713
Clearwater Paper Corp. (b)	212	6,640
Commercial Metals Co.	1,344	70,775
Constellium SE (b)	1,300	22,360
Ecovyst, Inc. (b)	8,236	94,384
Greif, Inc. - Class A	635	43,745
Hawkins, Inc.	200	9,538
Hecla Mining Co.	2,334	12,020
Ingevity Corp. (b)	140	8,142
Innospec, Inc.	687	69,002
Kaiser Aluminum Corp.	410	29,372
Louisiana-Pacific Corp.	530	39,739
Mercer International, Inc.	3,000	24,210
Minerals Technologies, Inc.	340	19,615
Myers Industries, Inc.	1,100	21,373
NewMarket Corp.	30	12,064

	Shares	Value
Novagold Resources, Inc. (b)	930	$3,711
O-I Glass, Inc. (b)	1,836	39,162
Olympic Steel, Inc.	300	14,700
Rayonier Advanced Materials, Inc. (b)	1,278	5,470
Ryerson Holding Corp.	500	21,690
SunCoke Energy, Inc.	656	5,163
Taseko Mines Ltd. (b)	91,668	131,085
Tredegar Corp.	2,800	18,676
TriMas Corp.	930	25,566
Trinseo PLC	2,250	28,507
United States Lime & Minerals, Inc.	520	108,623
Warrior Met Coal, Inc.	940	36,613
Worthington Industries, Inc.	290	20,146
		1,636,766
Real Estate — 6.4%
Agree Realty Corp.	418	27,333
Alexander’s, Inc.	170	31,256
Apple Hospitality REIT, Inc.	2,857	43,169
Armada Hoffler Properties, Inc.	679	7,931
Braemar Hotels & Resorts, Inc.	4,440	17,849
Corporate Office Properties Trust	475	11,281
CubeSmart	875	39,077
Cushman & Wakefield PLC (b)	4,100	33,538
DiamondRock Hospitality Co.	2,791	22,356
DigitalBridge Group, Inc.	4,070	59,870
Douglas Elliman, Inc.	2,835	6,294
Douglas Emmett, Inc.	7,224	90,806
Empire State Realty Trust, Inc. - Class A	18,952	141,950
Equity Commonwealth	1,587	32,153
Essential Properties Realty Trust, Inc.	2,575	60,615
Forestar Group, Inc. (b)	1,200	27,060
Four Corners Property Trust, Inc.	212	5,385
Healthcare Realty Trust, Inc.	509	9,600

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.3% (a) (Continued)
Real Estate — 6.4% (Continued)
Hudson Pacific Properties, Inc.	8,090	$34,140
Jones Lang LaSalle, Inc. (b)	261	40,664
Marcus & Millichap, Inc.	1,240	39,072
National Health Investors, Inc.	425	22,279
NexPoint Residential Trust, Inc.	172	7,823
Paramount Group, Inc.	2,210	9,790
Park Hotels & Resorts, Inc.	2,750	35,255
Pebblebrook Hotel Trust	2,700	37,638
Piedmont Office Realty Trust, Inc. - Class A	2,584	18,786
Rayonier, Inc.	2,895	90,903
RE/MAX Holdings, Inc. - Class A	1,950	37,557
Retail Opportunity Investments Corp.	372	5,026
Ryman Hospitality Properties, Inc.	2,351	218,455
Sabra Health Care REIT, Inc.	5,818	68,478
Safehold, Inc. (b)	1,419	33,673
Seritage Growth Properties - Class A (b)	3,750	33,450
SITE Centers Corp.	2,856	37,756
SL Green Realty Corp. (c)	1,390	41,769
STAG Industrial, Inc.	782	28,058
Star Holdings (b)	651	9,550
The Macerich Co.	2,359	26,586
The RMR Group, Inc. - Class A	1,577	36,539
Uniti Group, Inc.	10,801	49,901
Urban Edge Properties	1,417	21,864
		1,652,535
Utilities — 3.1%
ALLETE, Inc.	570	33,043
American States Water Co.	180	15,660
Avista Corp.	830	32,594
Black Hills Corp.	870	52,426
Brookfield Infrastructure Corp. - Class A	935	42,617
Clearway Energy, Inc. - Class A	168	4,536

	Shares	Value
Hawaiian Electric Industries, Inc.	940	$34,028
MGE Energy, Inc.	585	46,279
New Jersey Resources Corp.	418	19,730
Northwest Natural Holding Co.	939	40,424
NorthWestern Corp.	550	31,218
ONE Gas, Inc.	1,360	104,462
Otter Tail Corp.	1,536	121,283
PNM Resources, Inc.	765	34,501
Portland General Electric Co.	1,300	60,879
Southwest Gas Holdings, Inc.	630	40,099
Spire, Inc.	530	33,623
Sunnova Energy International, Inc. (b)(c)	1,574	28,820
UGI Corp.	1,368	36,895
		813,117
Total Common Stocks (Cost $22,332,367)		25,508,684

Total Investments at Value — 98.3% (Cost $22,332,367)		25,508,684
Other Assets in Excess of Liabilities — 1.7%		430,423
Net Assets — 100.0%		$25,939,107

Percentages are stated as a percent of net assets.

ADR - American Depository Recepit

REIT - Real Estate Investment Trust

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Non-income producing security.
(c)	This security or a partial position of this security is on loan at June 30, 2023. The total fair value of securities on loan at June 30, 2023 was $139,952 (Note 8).

The Accompanying Footnotes are an Integral Part of this Schedule of Investments.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments	June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.6% (a)
Communication Services — 7.7%
Activision Blizzard, Inc. (b)	3,874	$326,578
Alphabet, Inc. - Class A (b)	30,945	3,704,116
Alphabet, Inc. - Class C (b)	26,982	3,264,013
AMC Entertainment Holdings, Inc. - Class A (b)(c)	2,885	12,694
AMC Networks, Inc. - Class A (b)	231	2,760
Anterix, Inc. (b)	141	4,468
AT&T, Inc.	36,993	590,038
Boston Omaha Corp. - Class A (b)	206	3,877
Bumble, Inc. - Class A (b)	510	8,558
Cable One, Inc.	29	19,055
Cargurus, Inc. (b)	474	10,727
Cars.com, Inc. (b)	445	8,820
Charter Communications, Inc. - Class A (b)	546	200,584
Cinemark Holdings, Inc. (b)	775	12,787
Cogent Communications Holdings, Inc.	234	15,746
Comcast Corp. - Class A	21,607	897,771
DISH Network Corp. - Class A (b)	1,469	9,681
EchoStar Corp. - Class A (b)	102	1,769
Electronic Arts, Inc.	1,316	170,685
Endeavor Group Holdings, Inc. - Class A (b)	966	23,107
Eventbrite, Inc. - Class A (b)	770	7,353
Fox Corp. - Class A	1,611	54,774
Fox Corp. - Class B	708	22,578
Frontier Communications Parent, Inc. (b)	1,155	21,529
Gogo, Inc. (b)	386	6,566
Gray Television, Inc.	252	1,986
IAC, Inc. (b)	432	27,129
iHeartMedia, Inc. - Class A (b)	926	3,371
Iridium Communications, Inc.	606	37,645
John Wiley & Sons, Inc. - Class A	200	6,806

	Shares	Value
Liberty Broadband Corp. - Class C (b)	658	$52,712
Liberty Broadband, Inc. - Class C (b)(d)(e)	411	—
Liberty Latin America Ltd. - Class C (b)	1,253	10,801
Liberty Media Corp-Liberty Braves - Class C (b)	201	7,964
Liberty Media Corp-Liberty Formula One - Class C (b)	1,063	80,023
Liberty Media Corp-Liberty SiriusXM - Class A (b)	380	12,468
Liberty Media Corp-Liberty SiriusXM - Class C (b)	1,074	35,152
Lions Gate Entertainment Corp. - Class B (b)	356	2,973
Live Nation Entertainment, Inc. (b)	687	62,593
Madison Square Garden Entertainment Corp. (b)	192	6,455
Madison Square Garden Sports Corp. - Class A	93	17,489
Magnite, Inc. (b)	700	9,555
Match Group, Inc. (b)	1,474	61,687
Meta Platforms, Inc. - Class A (b)	11,581	3,323,515
Netflix, Inc. (b)	2,278	1,003,436
News Corp. - Class A	1,983	38,668
News Corp. - Class B	576	11,359
Nexstar Media Group, Inc.	158	26,315
Omnicom Group, Inc.	993	94,484
Paramount Global - Class B	3,100	49,321
Pinterest, Inc. - Class A (b)	3,095	84,617
PubMatic, Inc. - Class A (b)	268	4,899
QuinStreet, Inc. (b)	458	4,044
Radius Global Infrastructure, Inc. - Class A (b)	698	10,400
ROBLOX Corp. - Class A (b)	2,534	102,120
Roku, Inc. (b)	648	41,446
Scholastic Corp.	152	5,911
Shenandoah Telecommunications Co.	300	5,829
Shutterstock, Inc.	122	5,938
Sinclair, Inc.	166	2,294

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.6% (a) (Continued)
Communication Services — 7.7% (Continued)
Sirius XM Holdings, Inc. (c)	3,551	$16,086
Snap, Inc. - Class A (b)	4,690	55,530
Sphere Entertainment Co. (b)	192	5,259
Stagwell, Inc. (b)	683	4,924
Take-Two Interactive Software, Inc. (b)	809	119,052
TechTarget, Inc. (b)	144	4,483
TEGNA, Inc.	1,282	20,820
Telephone and Data Systems, Inc.	700	5,761
The EW Scripps Co. - Class A (b)	175	1,601
The Interpublic Group of Cos., Inc.	2,119	81,751
The Marcus Corp.	100	1,483
The New York Times Co. - Class A	870	34,261
The Trade Desk, Inc. - Class A (b)	2,358	182,085
The Walt Disney Co. (b)	9,461	844,678
T-Mobile US, Inc. (b)	2,720	377,808
TripAdvisor, Inc. (b)	421	6,942
Verizon Communications, Inc.	21,708	807,320
Vimeo, Inc. (b)	730	3,008
Warner Bros Discovery, Inc. (b)	11,150	139,821
Warner Music Group Corp. - Class A	618	16,124
WideOpenWest, Inc. (b)	194	1,637
World Wrestling Entertainment, Inc. - Class A	212	22,996
Yelp, Inc. (b)	351	12,780
Ziff Davis, Inc. (b)	258	18,075
ZipRecruiter, Inc. - Class A (b)	326	5,790
ZoomInfo Technologies, Inc. (b)	1,580	40,116
		17,482,230
Consumer Discretionary — 10.7%
2U, Inc. (b)	325	1,310

	Shares	Value
Abercrombie & Fitch Co. - Class A (b)	425	$16,014
Academy Sports & Outdoors, Inc.	423	22,863
Accel Entertainment, Inc. (b)	584	6,167
Acushnet Holdings Corp.	172	9,405
Adient PLC (b)	490	18,777
ADT, Inc.	2,252	13,580
Adtalem Global Education, Inc. (b)	282	9,684
Advance Auto Parts, Inc.	314	22,074
Airbnb, Inc. - Class A (b)	2,034	260,677
Amazon.com, Inc. (b)	46,787	6,099,153
American Axle & Manufacturing Holdings, Inc. (b)	626	5,177
American Eagle Outfitters, Inc.	1,131	13,346
Aramark	1,407	60,571
Arko Corp.	521	4,142
Asbury Automotive Group, Inc. (b)	128	30,774
Autoliv, Inc.	473	40,224
AutoNation, Inc. (b)	116	19,095
AutoZone, Inc. (b)	98	244,349
Bally’s Corp. (b)	172	2,676
Bath & Body Works, Inc.	1,243	46,612
Beazer Homes USA, Inc. (b)	200	5,658
Best Buy Co., Inc.	1,075	88,096
Big Lots, Inc.	200	1,766
BJ’s Restaurants, Inc. (b)	188	5,978
Bloomin’ Brands, Inc.	572	15,381
Booking Holdings, Inc. (b)	193	521,164
Boot Barn Holdings, Inc. (b)	213	18,039
BorgWarner, Inc.	1,097	53,654
Bowlero Corp. (b)	519	6,041
Boyd Gaming Corp.	387	26,846
Bright Horizons Family Solutions, Inc. (b)	300	27,735
Brinker International, Inc. (b)	175	6,405
Brunswick Corp.	364	31,537

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.6% (a) (Continued)
Consumer Discretionary — 10.7% (Continued)
Burlington Stores, Inc. (b)	313	$49,263
Caesars Entertainment, Inc. (b)	1,158	59,023
Caleres, Inc.	186	4,451
Camping World Holdings, Inc. - Class A (c)	203	6,110
CarMax, Inc. (b)	881	73,740
Carnival Corp. (b)	5,125	96,504
Carter’s, Inc.	172	12,487
Carvana Co. (b)(c)	527	13,660
Cavco Industries, Inc. (b)	45	13,275
Century Communities, Inc.	100	7,662
Chegg, Inc. (b)	740	6,571
Chewy, Inc. - Class A (b)	496	19,577
Chico’s FAS, Inc. (b)	1,001	5,355
Chipotle Mexican Grill, Inc. (b)	142	303,738
Choice Hotels International, Inc.	200	23,504
Churchill Downs, Inc.	332	46,204
Columbia Sportswear Co.	141	10,891
Coupang, Inc. (b)	5,877	102,260
Coursera, Inc. (b)	645	8,398
Cracker Barrel Old Country Store, Inc.	145	13,511
Crocs, Inc. (b)	317	35,643
Dana, Inc.	900	15,300
Darden Restaurants, Inc.	602	100,582
Dave & Buster’s Entertainment, Inc. (b)	300	13,368
Deckers Outdoor Corp. (b)	145	76,511
Denny’s Corp. (b)	494	6,086
Designer Brands, Inc. - Class A	303	3,060
Dick’s Sporting Goods, Inc.	297	39,260
Dillard’s, Inc. - Class A	49	15,988
Dine Brands Global, Inc.	78	4,526
Domino’s Pizza, Inc.	185	62,343
DoorDash, Inc. - Class A (b)	1,191	91,016
Dorman Products, Inc. (b)	106	8,356
DR Horton, Inc.	1,520	184,969
DraftKings, Inc. - Class A (b)	1,728	45,913

	Shares	Value
Duolingo, Inc. (b)	138	$19,726
Dutch Bros, Inc. - Class A (b)	123	3,499
eBay, Inc.	2,668	119,233
Ethan Allen Interiors, Inc.	223	6,307
Etsy, Inc. (b)	684	57,873
Everi Holdings, Inc. (b)	548	7,924
EVgo, Inc. (b)(c)	595	2,380
Expedia Group, Inc. (b)	724	79,198
Fisker, Inc. (b)(c)	874	4,929
Five Below, Inc. (b)	256	50,314
Floor & Decor Holdings, Inc. - Class A (b)	563	58,529
Foot Locker, Inc.	475	12,877
Ford Motor Co.	20,584	311,436
Fox Factory Holding Corp. (b)	225	24,415
Franchise Group, Inc.	108	3,093
Frontdoor, Inc. (b)	487	15,535
Funko, Inc. - Class A (b)	237	2,564
GameStop Corp. - Class A (b)(c)	1,424	34,532
General Motors Co.	7,601	293,095
Genesco, Inc. (b)	118	2,955
Gentex Corp.	1,246	36,458
Gentherm, Inc. (b)	219	12,376
Genuine Parts Co.	743	125,738
G-III Apparel Group Ltd. (b)	307	5,916
Golden Entertainment, Inc. (b)	100	4,180
GoPro, Inc. - Class A (b)	964	3,991
Graham Holdings Co. - Class B	20	11,430
Grand Canyon Education, Inc. (b)	139	14,346
Green Brick Partners, Inc. (b)	259	14,711
Group 1 Automotive, Inc.	93	24,003
H&R Block, Inc.	908	28,938
Hanesbrands, Inc.	2,414	10,960
Harley-Davidson, Inc. (c)	776	27,323
Hasbro, Inc.	672	43,525
Helen of Troy Ltd. (b)(c)	127	13,719

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.6% (a) (Continued)
Consumer Discretionary — 10.7% (Continued)
Hibbett, Inc.	91	$3,302
Hilton Grand Vacations, Inc. (b)	448	20,357
Hilton Worldwide Holdings, Inc.	1,347	196,056
Hyatt Hotels Corp. - Class A	263	30,135
Installed Building Products, Inc.	125	17,520
iRobot Corp. (b)	167	7,557
Jack in the Box, Inc.	19	1,853
KB Home	375	19,391
Kohl’s Corp.	555	12,793
Kontoor Brands, Inc.	339	14,272
Krispy Kreme, Inc.	424	6,246
Las Vegas Sands Corp. (b)	1,705	98,890
Laureate Education, Inc.	445	5,380
La-Z-Boy, Inc.	228	6,530
LCI Industries	154	19,459
Lear Corp.	311	44,644
Leggett & Platt, Inc.	706	20,912
Lennar Corp. - Class A	1,264	158,392
Leslie’s, Inc. (b)	854	8,019
Levi Strauss & Co. - Class A	499	7,201
LGI Homes, Inc. (b)	109	14,703
Light & Wonder, Inc. (b)	513	35,274
Lithia Motors, Inc.	140	42,575
LKQ Corp.	1,457	84,899
LL Flooring Holdings, Inc. (b)	241	923
Lowe’s Cos., Inc.	3,135	707,569
Lucid Group, Inc. (b)(c)	2,871	19,781
Lululemon Athletica, Inc. (b)	577	218,395
Luminar Technologies, Inc. (b)(c)	1,133	7,795
M/I Homes, Inc. (b)	144	12,555
Macy’s, Inc.	1,588	25,487
Malibu Boats, Inc. - Class A (b)	86	5,045
MarineMax, Inc. (b)	165	5,636
Marriott International, Inc. - Class A	1,358	249,451

	Shares	Value
Marriott Vacations Worldwide Corp.	206	$25,280
Mattel, Inc. (b)	1,876	36,657
McDonald’s Corp.	3,795	1,132,466
MDC Holdings, Inc.	245	11,459
Meritage Homes Corp.	200	28,454
MGM Resorts International	1,665	73,127
Mister Car Wash, Inc. (b)	341	3,291
Modine Manufacturing Co. (b)	354	11,689
Mohawk Industries, Inc. (b)	322	33,218
Monarch Casino & Resort, Inc.	82	5,777
Monro, Inc.	167	6,785
Movado Group, Inc.	157	4,212
Murphy USA, Inc.	108	33,600
National Vision Holdings, Inc. (b)	396	9,619
Newell Brands, Inc.	2,053	17,861
NIKE, Inc. - Class B	6,398	706,147
Nordstrom, Inc. (c)	670	13,715
Norwegian Cruise Line Holdings Ltd. (b)	2,074	45,151
NVR, Inc. (b)	15	95,259
Ollie’s Bargain Outlet Holdings, Inc. (b)	289	16,742
O’Reilly Automotive, Inc. (b)	312	298,054
Overstock.com, Inc. (b)	240	7,817
Oxford Industries, Inc.	105	10,334
Papa John’s International, Inc.	173	12,773
Patrick Industries, Inc.	123	9,840
Peloton Interactive, Inc. - Class A (b)	1,538	11,827
Penn Entertainment, Inc. (b)	842	20,233
Penske Automotive Group, Inc.	135	22,495
Perdoceo Education Corp. (b)	500	6,135
Petco Health & Wellness Co., Inc. (b)	671	5,972
Planet Fitness, Inc. - Class A (b)	440	29,674

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.6% (a) (Continued)
Consumer Discretionary — 10.7% (Continued)
Polaris, Inc.	291	$35,191
Pool Corp.	206	77,176
Portillo’s, Inc. - Class A (b)	238	5,362
PulteGroup, Inc.	1,171	90,963
PVH Corp.	315	26,766
QuantumScape Corp. (b)(c)	1,153	9,213
Ralph Lauren Corp.	225	27,743
RCI Hospitality Holdings, Inc.	72	5,471
Red Rock Resorts, Inc. - Class A	263	12,303
Revolve Group, Inc. (b)(c)	216	3,542
RH (b)	111	36,584
Rivian Automotive, Inc. - Class A (b)	2,728	45,449
Ross Stores, Inc.	1,706	191,294
Royal Caribbean Cruises Ltd. (b)	1,169	121,272
Sabre Corp. (b)	1,400	4,466
Sally Beauty Holdings, Inc. (b)	700	8,645
SeaWorld Entertainment, Inc. (b)	355	19,884
Service Corp. International	820	52,964
Shake Shack, Inc. - Class A (b)	200	15,544
Shoe Carnival, Inc.	120	2,818
Signet Jewelers Ltd.	218	14,227
Six Flags Entertainment Corp. (b)	327	8,495
Skechers USA, Inc. - Class A (b)	709	37,336
Skyline Champion Corp. (b)	304	19,897
Sleep Number Corp. (b)	90	2,455
Sonic Automotive, Inc. - Class A	114	5,434
Sonos, Inc. (b)	508	8,296
Standard Motor Products, Inc.	147	5,516
Starbucks Corp.	5,752	569,793
Steven Madden Ltd.	450	14,711
Strategic Education, Inc.	167	11,329
Stride, Inc. (b)	186	6,925

	Shares	Value
Sturm Ruger & Co., Inc.	93	$4,925
Sweetgreen, Inc. - Class A (b)	430	5,513
Tapestry, Inc.	1,214	51,959
Taylor Morrison Home Corp. (b)	658	32,091
Tempur Sealy International, Inc.	859	34,420
Tesla, Inc. (b)	13,954	3,652,739
Texas Roadhouse, Inc.	332	37,277
The Aaron’s Co., Inc.	200	2,828
The Buckle, Inc.	161	5,571
The Cheesecake Factory, Inc.	300	10,374
The Gap, Inc.	840	7,501
The Goodyear Tire & Rubber Co. (b)	1,690	23,119
The Home Depot, Inc.	5,288	1,642,664
The ODP Corp. (b)	293	13,718
The TJX Cos., Inc.	6,032	511,453
The Wendy’s Co.	1,105	24,034
Thor Industries, Inc.	294	30,429
Toll Brothers, Inc.	609	48,154
TopBuild Corp. (b)	181	48,150
Topgolf Callaway Brands Corp. (b)	650	12,902
Tractor Supply Co.	551	121,826
Travel + Leisure Co.	382	15,410
Tri Pointe Homes, Inc. (b)	522	17,153
Udemy, Inc. (b)	372	3,992
Ulta Beauty, Inc. (b)	255	120,002
Under Armour, Inc. - Class A (b)	1,256	9,068
Under Armour, Inc. - Class C (b)	595	3,993
Upbound Group, Inc.	194	6,039
Urban Outfitters, Inc. (b)	277	9,177
Vail Resorts, Inc.	222	55,891
Valvoline, Inc.	1,034	38,785
VF Corp.	1,979	37,779
Victoria’s Secret & Co. (b)	494	8,610
Vista Outdoor, Inc. (b)	206	5,700
Visteon Corp. (b)	149	21,398

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.6% (a) (Continued)
Consumer Discretionary — 10.7% (Continued)
Warby Parker, Inc. - Class A (b)	541	$6,324
Wayfair, Inc. - Class A (b)(c)	410	26,654
Whirlpool Corp.	272	40,471
Williams-Sonoma, Inc.	354	44,300
Wingstop, Inc.	176	35,228
Winmark Corp.	22	7,314
Winnebago Industries, Inc.	175	11,671
Wolverine World Wide, Inc.	533	7,830
WW International, Inc. (b)	440	2,957
Wyndham Hotels & Resorts, Inc.	437	29,965
Wynn Resorts Ltd.	467	49,320
XPEL, Inc. (b)	155	13,054
YETI Holdings, Inc. (b)	494	19,187
Yum China Holdings, Inc.	1,864	105,316
Yum! Brands, Inc.	1,446	200,343
		24,468,405
Consumer Staples — 6.1%
Albertsons Cos., Inc. - Class A	827	18,045
Altria Group, Inc.	9,196	416,579
Archer-Daniels-Midland Co.	2,814	212,626
B&G Foods, Inc. (c)	250	3,480
BellRing Brands, Inc. (b)	701	25,657
Beyond Meat, Inc. (b)(c)	390	5,062
BJ’s Wholesale Club Holdings, Inc. (b)	717	45,178
Brown-Forman Corp. - Class B	1,629	108,785
Bunge Ltd.	807	76,140
Calavo Growers, Inc.	158	4,585
Cal-Maine Foods, Inc.	201	9,045
Campbell Soup Co.	1,064	48,635
Casey’s General Stores, Inc.	202	49,264
Celsius Holdings, Inc. (b)	211	31,479
Central Garden & Pet Co. - Class A (b)	165	6,016
Church & Dwight Co., Inc.	1,214	121,679
Coca-Cola Consolidated, Inc.	27	17,173
Colgate-Palmolive Co.	4,028	310,317
Conagra Brands, Inc.	2,552	86,053

	Shares	Value
Constellation Brands, Inc. - Class A	847	$208,472
Costco Wholesale Corp.	2,302	1,239,351
Coty, Inc. - Class A (b)	2,048	25,170
Darling Ingredients, Inc. (b)	852	54,349
Dollar General Corp.	1,116	189,475
Dollar Tree, Inc. (b)	1,120	160,720
Edgewell Personal Care Co.	275	11,360
elf Beauty, Inc. (b)	300	34,269
Energizer Holdings, Inc.	355	11,921
Flowers Foods, Inc.	1,066	26,522
Fresh Del Monte Produce, Inc.	100	2,571
Freshpet, Inc. (b)	270	17,769
General Mills, Inc.	3,059	234,625
Grocery Outlet Holding Corp. (b)	407	12,458
Herbalife Ltd. (b)	678	8,977
Hormel Foods Corp.	1,553	62,462
Hostess Brands, Inc. (b)	627	15,876
Ingles Markets, Inc. - Class A	56	4,628
Ingredion, Inc.	367	38,884
Inter Parfums, Inc.	70	9,466
J & J Snack Foods Corp.	84	13,302
John B Sanfilippo & Son, Inc.	65	7,623
Kellogg Co.	1,806	121,724
Keurig Dr Pepper, Inc.	4,847	151,566
Kimberly-Clark Corp.	1,731	238,982
Lamb Weston Holdings, Inc.	739	84,948
Lancaster Colony Corp.	112	22,522
McCormick & Co., Inc.	1,343	117,150
Medifast, Inc.	73	6,728
MGP Ingredients, Inc.	71	7,546
Mission Produce, Inc. (b)	336	4,072
Molson Coors Beverage Co. - Class B	1,032	67,947
Mondelez International, Inc. - Class A	7,045	513,862
Monster Beverage Corp. (b)	3,876	222,637
National Beverage Corp. (b)	92	4,448
Nu Skin Enterprises, Inc. - Class A	325	10,790

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.6% (a) (Continued)
Consumer Staples — 6.1% (Continued)
Olaplex Holdings, Inc. (b)	673	$2,504
PepsiCo, Inc.	7,145	1,323,397
Performance Food Group Co. (b)	821	49,457
Philip Morris International, Inc.	8,004	781,351
Pilgrim’s Pride Corp. (b)	231	4,964
Post Holdings, Inc. (b)	273	23,655
PriceSmart, Inc.	115	8,517
Reynolds Consumer Products, Inc.	328	9,266
Seaboard Corp.	2	7,121
Sovos Brands, Inc. (b)	349	6,826
SpartanNash Co.	169	3,804
Spectrum Brands Holdings, Inc.	156	12,176
Sprouts Farmers Market, Inc. (b)	544	19,981
Sysco Corp.	2,596	192,623
Target Corp.	2,408	317,615
The Andersons, Inc.	227	10,476
The Beauty Health Co. (b)	542	4,537
The Boston Beer Co., Inc. - Class A (b)	50	15,422
The Chefs’ Warehouse, Inc. (b)	258	9,226
The Clorox Co.	644	102,422
The Coca-Cola Co.	22,241	1,339,353
The Duckhorn Portfolio, Inc. (b)	229	2,970
The Estee Lauder Cos., Inc. - Class A	1,199	235,460
The Hain Celestial Group, Inc. (b)	600	7,506
The Hershey Co.	749	187,025
The J M Smucker Co.	554	81,809
The Kraft Heinz Co.	5,650	200,575
The Kroger Co.	3,590	168,730
The Procter & Gamble Co.	12,240	1,857,298
The Simply Good Foods Co. (b)	411	15,039
Tootsie Roll Industries, Inc.	27	956
TreeHouse Foods, Inc. (b)	298	15,013

	Shares	Value
Tyson Foods, Inc. - Class A	1,507	$76,917
United Natural Foods, Inc. (b)	297	5,806
Universal Corp.	181	9,039
US Foods Holding Corp. (b)	1,093	48,092
USANA Health Sciences, Inc. (b)	87	5,485
Utz Brands, Inc.	619	10,127
Vector Group Ltd.	938	12,016
Walgreens Boots Alliance, Inc.	3,847	109,601
Walmart, Inc.	7,276	1,143,642
WD-40 Co.	72	13,583
Weis Markets, Inc.	68	4,366
		14,016,718
Energy — 4.2%
Antero Midstream Corp.	1,934	22,434
Antero Resources Corp. (b)	1,464	33,716
APA Corp.	1,536	52,485
Arch Resources, Inc.	95	10,712
Archrock, Inc.	495	5,074
Baker Hughes Co.	5,372	169,809
Bristow Group, Inc. (b)	100	2,873
Cactus, Inc. - Class A	322	13,627
California Resources Corp.	446	20,199
Callon Petroleum Co. (b)	265	9,294
Centrus Energy Corp. - Class A (b)	116	3,777
ChampionX Corp.	1,078	33,461
Cheniere Energy, Inc.	1,180	179,785
Chesapeake Energy Corp.	652	54,559
Chevron Corp.	9,832	1,547,065
Chord Energy Corp.	209	32,144
Civitas Resources, Inc.	388	26,916
Clean Energy Fuels Corp. (b)	1,650	8,184
CNX Resources Corp. (b)	1,133	20,077
Comstock Resources, Inc.	425	4,930
ConocoPhillips	6,323	655,126
CONSOL Energy, Inc.	206	13,969
Coterra Energy, Inc.	3,750	94,875
Crescent Energy Co. - Class A	315	3,282
CVR Energy, Inc.	539	16,148

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.6% (a) (Continued)
Energy — 4.2% (Continued)
Delek US Holdings, Inc.	301	$7,209
Denbury, Inc. (b)	290	25,015
Devon Energy Corp.	3,271	158,120
Diamond Offshore Drilling, Inc. (b)	837	11,919
Diamondback Energy, Inc.	878	115,334
Dril-Quip, Inc. (b)	145	3,374
DT Midstream, Inc.	511	25,330
EOG Resources, Inc.	3,064	350,644
EQT Corp.	1,900	78,147
Equitrans Midstream Corp.	2,321	22,189
Excelerate Energy, Inc. - Class A	203	4,127
Expro Group Holdings NV (b)	554	9,817
Exxon Mobil Corp.	21,290	2,283,352
Green Plains, Inc. (b)	300	9,672
Gulfport Energy Corp. (b)	154	16,181
Halliburton Co.	4,556	150,302
Helix Energy Solutions Group, Inc. (b)	1,133	8,362
Helmerich & Payne, Inc.	550	19,498
Hess Corp.	1,439	195,632
HF Sinclair Corp.	819	36,536
International Seaways, Inc.	208	7,954
Kinder Morgan, Inc.	10,301	177,383
KLX Energy Services Holdings, Inc. (b)	5,429	52,824
Kosmos Energy Ltd. (b)	2,396	14,352
Liberty Energy, Inc.	843	11,271
Magnolia Oil & Gas Corp. - Class A	901	18,831
Marathon Oil Corp.	3,386	77,946
Marathon Petroleum Corp.	2,240	261,184
Matador Resources Co.	583	30,503
Murphy Oil Corp.	792	30,334
Nabors Industries Ltd. (b)	48	4,465
Natural Gas Services Group, Inc. (b)	1,574	15,583
New Fortress Energy, Inc.	313	8,382
NextDecade Corp. (b)	760	6,240
NexTier Oilfield Solutions, Inc. (b)	744	6,651

	Shares	Value
Northern Oil and Gas, Inc.	360	$12,355
NOV, Inc.	2,086	33,459
Occidental Petroleum Corp.	4,715	277,242
Oceaneering International, Inc. (b)	527	9,855
ONEOK, Inc.	2,346	144,795
Ovintiv, Inc.	1,345	51,204
Par Pacific Holdings, Inc. (b)	350	9,313
Patterson-UTI Energy, Inc.	1,198	14,340
PBF Energy, Inc. - Class A	582	23,827
PDC Energy, Inc.	483	34,361
Peabody Energy Corp.	800	17,328
Permian Resources Corp.	1,104	12,100
Phillips 66	2,323	221,568
Pioneer Natural Resources Co.	1,188	246,130
ProPetro Holding Corp. (b)	504	4,153
Range Resources Corp.	1,350	39,690
RPC, Inc.	625	4,469
Schlumberger NV	7,402	363,586
Select Energy Services, Inc.	615	4,981
SFL Corp. Ltd.	575	5,365
Sitio Royalties Corp. - Class A (c)	319	8,380
SM Energy Co.	645	20,401
Southwestern Energy Co. (b)	5,040	30,290
Talos Energy, Inc. (b)	301	4,175
Targa Resources Corp.	1,130	85,993
Texas Pacific Land Corp.	41	53,977
The Williams Cos., Inc.	6,378	208,114
Tidewater, Inc. (b)	230	12,751
Valero Energy Corp.	1,925	225,803
Vital Energy, Inc. (b)	85	3,838
W&T Offshore, Inc. (b)	679	2,628
Weatherford International PLC (b)	360	23,911
World Kinect Corp.	460	9,513
		9,509,079
Financials — 12.5%
1st Source Corp.	103	4,319
Affiliated Managers Group, Inc.	203	30,428

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.6% (a) (Continued)
Financials — 12.5% (Continued)
Affirm Holdings, Inc. (b)	4,464	$68,433
Aflac, Inc.	2,858	199,488
AGNC Investment Corp.	3,371	34,148
Ally Financial, Inc.	1,967	53,129
Amerant Bancorp, Inc.	194	3,335
American Equity Investment Life Holding Co.	461	24,023
American Express Co.	3,901	679,554
American Financial Group, Inc.	410	48,687
American International Group, Inc.	3,942	226,823
Ameriprise Financial, Inc.	560	186,010
Ameris Bancorp	300	10,263
AMERISAFE, Inc.	107	5,705
Annaly Capital Management, Inc.	3,785	75,738
Aon PLC - Class A	1,053	363,496
Apollo Commercial Real Estate Finance, Inc.	1,422	16,097
Apollo Global Management, Inc.	2,299	176,586
Arbor Realty Trust, Inc. (c)	697	10,330
Arch Capital Group Ltd. (b)	1,810	135,479
Ares Commercial Real Estate Corp.	458	4,649
Argo Group International Holdings Ltd.	71	2,102
ARMOUR Residential REIT, Inc. (c)	1,046	5,575
Arthur J Gallagher & Co.	1,062	233,183
Artisan Partners Asset Management, Inc. - Class A	300	11,793
Associated Banc-Corp	670	10,874
Assurant, Inc.	245	30,801
Assured Guaranty Ltd.	338	18,860
Atlantic Union Bankshares Corp.	447	11,600
Avantax, Inc. (b)	246	5,506
AvidXchange Holdings, Inc. (b)	680	7,058
Axis Capital Holdings Ltd.	380	20,455

	Shares	Value
Axos Financial, Inc. (b)	372	$14,672
BancFirst Corp.	115	10,580
Bank of America Corp.	41,527	1,191,410
Bank of Hawaii Corp. (c)	217	8,947
Bank OZK	648	26,024
BankUnited, Inc.	414	8,922
Banner Corp.	180	7,861
Berkshire Hathaway, Inc. - Class A (b)	1	517,810
Berkshire Hathaway, Inc. - Class B (b)	6,755	2,303,455
Berkshire Hills Bancorp, Inc.	300	6,219
BGC Partners, Inc. - Class A	1,563	6,924
BlackRock, Inc.	781	539,780
Blackstone Mortgage Trust, Inc. - Class A	710	14,775
Block, Inc. (b)	2,812	187,195
Blue Owl Capital, Inc.	3,849	44,841
BOK Financial Corp.	170	13,733
Bread Financial Holdings, Inc.	330	10,359
Brighthouse Financial, Inc. (b)	378	17,898
BrightSpire Capital, Inc.	739	4,974
Brookline Bancorp, Inc.	500	4,370
Brown & Brown, Inc.	1,257	86,532
BRP Group, Inc. - Class A (b)	317	7,855
Business First Bancshares, Inc.	222	3,346
Cadence Bank	1,077	21,152
Cambridge Bancorp	61	3,313
Camden National Corp.	115	3,562
Cannae Holdings, Inc. (b)	400	8,084
Capital One Financial Corp.	2,038	222,896
Capitol Federal Financial, Inc.	420	2,591
Cathay General Bancorp	343	11,041
Cboe Global Markets, Inc.	586	80,874
Central Pacific Financial Corp.	231	3,629
Chimera Investment Corp.	1,455	8,395
Cincinnati Financial Corp.	834	81,165

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.6% (a) (Continued)
Financials — 12.5% (Continued)
Citigroup, Inc. (c)	10,133	$466,523
Citizens Financial Group, Inc.	2,651	69,138
City Holding Co.	74	6,659
Claros Mortgage Trust, Inc.	597	6,770
CME Group, Inc.	1,869	346,307
CNA Financial Corp.	138	5,330
CNO Financial Group, Inc.	601	14,226
Cohen & Steers, Inc.	47	2,726
Coinbase Global, Inc. - Class A (b)(c)	816	58,385
Columbia Banking System, Inc.	976	19,793
Columbia Financial, Inc. (b)	232	4,011
Comerica, Inc.	673	28,508
Commerce Bancshares, Inc.	655	31,898
Community Bank System, Inc.	299	14,017
Community Trust Bancorp, Inc.	110	3,913
ConnectOne Bancorp, Inc.	180	2,986
Credit Acceptance Corp. (b)	40	20,317
CrossFirst Bankshares, Inc. (b)	390	3,900
Cullen/Frost Bankers, Inc.	304	32,689
Customers Bancorp, Inc. (b)	203	6,143
CVB Financial Corp.	789	10,478
Dime Community Bancshares, Inc.	140	2,468
Discover Financial Services	1,566	182,987
Donnelley Financial Solutions, Inc. (b)	159	7,239
Dynex Capital, Inc.	405	5,099
Eagle Bancorp, Inc.	194	4,105
East West Bancorp, Inc.	748	39,487
Eastern Bankshares, Inc.	969	11,890
eHealth, Inc. (b)	175	1,407
Employers Holdings, Inc.	75	2,806
Enact Holdings, Inc.	212	5,328
Encore Capital Group, Inc. (b)	184	8,946
Enova International, Inc. (b)	136	7,224
Enstar Group Ltd. (b)	73	17,830

	Shares	Value
Enterprise Financial Services Corp.	202	$7,898
Equitable Holdings, Inc.	1,953	53,043
Erie Indemnity Co. - Class A	136	28,561
Euronet Worldwide, Inc. (b)	251	29,460
Evercore, Inc. - Class A	240	29,662
Everest Re Group Ltd.	162	55,381
F&G Annuities & Life, Inc.	94	2,329
FactSet Research Systems, Inc.	208	83,335
FB Financial Corp.	189	5,302
Federal Agricultural Mortgage Corp. - Class C	49	7,043
Federated Hermes, Inc.	481	17,244
Fidelity National Financial, Inc.	1,631	58,716
Fidelity National Information Services, Inc.	3,029	165,686
Fifth Third Bancorp	3,667	96,112
First American Financial Corp.	527	30,050
First BanCorp	156	4,641
First BanCorp	978	11,951
First Busey Corp.	325	6,532
First Citizens BancShares, Inc. - Class A	50	64,172
First Commonwealth Financial Corp.	429	5,427
First Financial Bancorp	510	10,424
First Financial Bankshares, Inc.	730	20,798
First Financial Corp.	100	3,247
First Hawaiian, Inc.	742	13,363
First Horizon Corp.	2,842	32,029
First Interstate BancSystem, Inc. - Class A	446	10,633
First Merchants Corp.	303	8,554
FirstCash Holdings, Inc.	221	20,626
Fiserv, Inc. (b)	3,226	406,960
FleetCor Technologies, Inc. (b)	397	99,679
Flushing Financial Corp.	249	3,060
Flywire Corp. (b)	422	13,099
FNB Corp.	1,919	21,953

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.6% (a) (Continued)
Financials — 12.5% (Continued)
Focus Financial Partners, Inc. - Class A (b)	309	$16,226
Franklin BSP Realty Trust, Inc.	1,413	20,008
Franklin Resources, Inc.	2,231	59,590
Fulton Financial Corp.	889	10,597
Genworth Financial, Inc. - Class A (b)	3,047	15,235
German American Bancorp, Inc.	272	7,393
Glacier Bancorp, Inc.	550	17,144
Global Payments, Inc.	1,495	147,287
Globe Life, Inc.	512	56,125
Goosehead Insurance, Inc. - Class A (b)	134	8,427
Great Ajax Corp.	81	497
Great Southern Bancorp, Inc.	85	4,312
Green Dot Corp. - Class A (b)	250	4,685
Hagerty, Inc. - Class A (b)	883	8,265
Hamilton Lane, Inc. - Class A	298	23,834
Hancock Whitney Corp.	500	19,190
Hanmi Financial Corp.	200	2,986
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1,144	28,600
HarborOne Bancorp, Inc.	359	3,116
Heartland Financial USA, Inc.	190	5,295
Heritage Commerce Corp.	466	3,858
Heritage Financial Corp.	184	2,975
Hilltop Holdings, Inc.	336	10,571
Hippo Holdings, Inc. (b)	302	4,992
Home BancShares, Inc.	950	21,660
HomeStreet, Inc.	165	977
Hope Bancorp, Inc.	702	5,911
Horace Mann Educators Corp.	249	7,385
Horizon Bancorp, Inc.	262	2,727
Houlihan Lokey, Inc.	266	26,150
Huntington Bancshares, Inc.	7,646	82,424

	Shares	Value
I3 Verticals, Inc. - Class A (b)	226	$5,166
Independent Bank Corp.	244	10,860
Independent Bank Group, Inc.	190	6,561
Interactive Brokers Group, Inc. - Class A	500	41,535
Intercontinental Exchange, Inc.	2,842	321,373
International Bancshares Corp.	280	12,376
International Money Express, Inc. (b)	206	5,053
Invesco Ltd.	2,852	47,942
Jack Henry & Associates, Inc.	392	65,593
Jackson Financial, Inc. - Class A	528	16,162
Jefferies Financial Group, Inc.	1,276	42,325
JPMorgan Chase & Co.	15,118	2,198,762
Kearny Financial Corp.	459	3,236
Kemper Corp.	300	14,478
KeyCorp	5,002	46,218
Kinsale Capital Group, Inc.	118	44,156
KKR Real Estate Finance Trust, Inc.	349	4,247
Ladder Capital Corp.	605	6,564
Lakeland Bancorp, Inc.	545	7,298
Lakeland Financial Corp.	98	4,755
Lazard Ltd. - Class A	581	18,592
Lemonade, Inc. (b)(c)	347	5,847
LendingTree, Inc. (b)	30	663
Lincoln National Corp.	961	24,755
Live Oak Bancshares, Inc.	223	5,867
Loews Corp.	1,050	62,349
LPL Financial Holdings, Inc.	424	92,190
M&T Bank Corp.	846	104,701
Markel Group, Inc. (b)	68	94,056
MarketAxess Holdings, Inc.	220	57,512
Marqeta, Inc. - Class A (b)	2,104	10,247
Marsh & McLennan Cos., Inc.	2,553	480,168
Mastercard, Inc. - Class A	4,440	1,746,252

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.6% (a) (Continued)
Financials — 12.5% (Continued)
Mercury General Corp.	223	$6,750
MetLife, Inc.	3,374	190,732
Metropolitan Bank Holding Corp. (b)	75	2,605
MFA Financial, Inc.	675	7,587
MGIC Investment Corp.	1,611	25,438
Midland States Bancorp, Inc.	203	4,042
Moelis & Co. - Class A	387	17,547
Moody’s Corp.	1,024	356,065
Morgan Stanley	6,752	576,621
Morningstar, Inc.	134	26,273
Mr Cooper Group, Inc. (b)	330	16,711
MSCI, Inc.	439	206,018
Nasdaq, Inc.	1,748	87,138
National Bank Holdings Corp. - Class A	156	4,530
Navient Corp.	992	18,431
NBT Bancorp, Inc.	200	6,370
Nelnet, Inc. - Class A	14	1,351
New York Community Bancorp, Inc.	3,553	39,936
NMI Holdings, Inc. - Class A (b)	394	10,173
Northern Trust Corp.	1,106	81,999
Northfield Bancorp, Inc.	338	3,711
Northwest Bancshares, Inc.	517	5,480
NU Holdings Ltd. - Class A (b)	10,494	82,798
OceanFirst Financial Corp.	100	1,562
OFG Bancorp	211	5,503
Old National Bancorp	1,683	23,461
Old Republic International Corp.	1,437	36,169
Old Second Bancorp, Inc.	369	4,819
OneMain Holdings, Inc.	760	33,204
Open Lending Corp. (b)	622	6,537
Origin Bancorp, Inc.	124	3,633
Pacific Premier Bancorp, Inc.	489	10,113
PacWest Bancorp (c)	652	5,314
Pagseguro Digital Ltd. - Class A (b)	1,216	11,479

	Shares	Value
Palomar Holdings, Inc. (b)	130	$7,545
Park National Corp.	87	8,902
Pathward Financial, Inc.	223	10,338
Payoneer Global, Inc. (b)	1,761	8,470
PayPal Holdings, Inc. (b)	6,002	400,513
Peapack-Gladstone Financial Corp.	140	3,791
PennyMac Financial Services, Inc.	205	14,414
PennyMac Mortgage Investment Trust	450	6,066
Peoples Bancorp, Inc.	167	4,434
Pinnacle Financial Partners, Inc.	420	23,793
Piper Sandler Cos.	52	6,722
PJT Partners, Inc. - Class A	141	9,819
Popular, Inc.	412	24,934
PRA Group, Inc. (b)	300	6,855
Preferred Bank	74	4,069
Premier Financial Corp.	117	1,874
Primerica, Inc.	199	39,354
Principal Financial Group, Inc.	1,183	89,719
ProAssurance Corp.	230	3,471
PROG Holdings, Inc. (b)	400	12,848
Prosperity Bancshares, Inc.	470	26,546
Provident Financial Services, Inc.	354	5,784
Prudential Financial, Inc.	1,868	164,795
Radian Group, Inc.	892	22,550
Raymond James Financial, Inc.	1,042	108,128
Ready Capital Corp.	1,065	12,013
Redwood Trust, Inc.	692	4,408
Regions Financial Corp.	5,055	90,080
Reinsurance Group of America, Inc.	359	49,790
Remitly Global, Inc. (b)	460	8,657
RenaissanceRe Holdings Ltd.	230	42,900
Renasant Corp.	251	6,559
Rithm Capital Corp.	2,630	24,591
RLI Corp.	195	26,612

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.6% (a) (Continued)
Financials — 12.5% (Continued)
Robinhood Markets, Inc. - Class A (b)	3,901	$38,932
Ryan Specialty Group Holdings, Inc. (b)	502	22,535
S&P Global, Inc.	1,696	679,909
S&T Bancorp, Inc.	187	5,085
Safety Insurance Group, Inc.	45	3,227
Sandy Spring Bancorp, Inc.	166	3,765
Seacoast Banking Corp. of Florida	323	7,138
SEI Investments Co.	605	36,070
Selective Insurance Group, Inc.	300	28,785
ServisFirst Bancshares, Inc.	248	10,148
Shift4 Payments, Inc. - Class A (b)	269	18,268
Simmons First National Corp. - Class A	687	11,851
SLM Corp.	1,321	21,559
Southside Bancshares, Inc.	171	4,473
SouthState Corp.	375	24,675
Starwood Property Trust, Inc.	1,825	35,405
State Street Corp.	1,769	129,455
Stellar Bancorp, Inc.	373	8,538
StepStone Group, Inc. - Class A	257	6,376
Stewart Information Services Corp.	107	4,402
Stifel Financial Corp.	510	30,432
Stock Yards Bancorp, Inc.	175	7,940
StoneX Group, Inc. (b)	94	7,810
Synchrony Financial	2,844	96,468
Synovus Financial Corp.	727	21,992
T Rowe Price Group, Inc.	1,272	142,489
Texas Capital Bancshares, Inc. (b)	274	14,111
TFS Financial Corp.	156	1,961
The Allstate Corp.	1,341	146,223
The Bancorp, Inc. (b)	267	8,718
The Bank of New York Mellon Corp.	4,062	180,840

	Shares	Value
The Carlyle Group, Inc.	1,918	$61,280
The Charles Schwab Corp.	8,892	503,999
The Goldman Sachs Group, Inc.	1,723	555,736
The Hanover Insurance Group, Inc.	187	21,137
The Hartford Financial Services Group, Inc.	1,649	118,761
The PNC Financial Services Group, Inc.	2,057	259,079
The Progressive Corp.	3,060	405,052
The Travelers Cos., Inc.	1,204	209,087
The Western Union Co.	2,093	24,551
Toast, Inc. - Class A (b)	1,877	42,364
Tompkins Financial Corp.	39	2,172
Towne Bank	374	8,692
TPG, Inc.	327	9,568
Tradeweb Markets, Inc. - Class A	571	39,102
TriCo Bancshares	215	7,138
Triumph Financial, Inc. (b)	132	8,015
Truist Financial Corp.	6,901	209,445
Trupanion, Inc. (b)	270	5,314
TrustCo Bank Corp.	153	4,377
Trustmark Corp.	270	5,702
Two Harbors Investment Corp.	891	12,367
UMB Financial Corp.	243	14,799
United Bankshares, Inc.	707	20,977
United Community Banks, Inc.	615	15,369
United Fire Group, Inc.	166	3,762
Univest Financial Corp.	201	3,634
Unum Group	1,087	51,850
Upstart Holdings, Inc. (b)(c)	474	16,974
US Bancorp	8,084	267,095
Valley National Bancorp	2,390	18,523
Veritex Holdings, Inc.	320	5,738
Victory Capital Holdings, Inc. - Class A	545	17,189
Virtu Financial, Inc. - Class A	531	9,075
Virtus Investment Partners, Inc.	48	9,479

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.6% (a) (Continued)
Financials — 12.5% (Continued)
Visa, Inc. - Class A	8,446	$2,005,756
Voya Financial, Inc.	551	39,512
W R Berkley Corp.	1,150	68,494
Walker & Dunlop, Inc.	196	15,502
Washington Federal, Inc.	275	7,293
Washington Trust Bancorp, Inc.	100	2,681
Webster Financial Corp.	897	33,862
Wells Fargo & Co.	19,617	837,254
WesBanco, Inc.	350	8,964
Westamerica BanCorp	176	6,741
Western Alliance Bancorp (c)	573	20,897
Western New England Bancorp, Inc.	200	1,168
WEX, Inc. (b)	248	45,153
White Mountains Insurance Group Ltd.	15	20,834
Wintrust Financial Corp.	319	23,166
WisdomTree, Inc.	1,009	6,922
World Acceptance Corp. (b)	49	6,566
WSFS Financial Corp.	373	14,070
Zions Bancorp NA (c)	746	20,038
		28,427,814
Health Care — 13.2%
10X Genomics, Inc. - Class A (b)	459	25,631
2seventy bio, Inc. (b)	149	1,508
Abbott Laboratories	8,927	973,222
AbbVie, Inc.	9,228	1,243,288
Acadia Healthcare Co., Inc. (b)	477	37,988
ACADIA Pharmaceuticals, Inc. (b)	735	17,603
Accolade, Inc. (b)	570	7,678
Aclaris Therapeutics, Inc. (b)	316	3,277
AdaptHealth Corp. (b)	397	4,831
Adaptive Biotechnologies Corp. (b)	988	6,629
Addus HomeCare Corp. (b)	70	6,489
Agilent Technologies, Inc.	1,511	181,698
agilon health, Inc. (b)	1,208	20,947

	Shares	Value
Agios Pharmaceuticals, Inc. (b)	300	$8,496
Akero Therapeutics, Inc. (b)	130	6,070
Alector, Inc. (b)	560	3,366
Align Technology, Inc. (b)	366	129,432
Alignment Healthcare, Inc. (b)	664	3,818
Alkermes PLC (b)	883	27,638
Allakos, Inc. (b)	160	698
Allogene Therapeutics, Inc. (b)	500	2,485
Alnylam Pharmaceuticals, Inc. (b)	637	120,992
Alphatec Holdings, Inc. (b)	518	9,314
Altimmune, Inc. (b)	415	1,465
ALX Oncology Holdings, Inc. (b)	109	819
Amedisys, Inc. (b)	151	13,807
AmerisourceBergen Corp.	887	170,685
Amgen, Inc.	2,753	611,221
Amicus Therapeutics, Inc. (b)	1,684	21,151
AMN Healthcare Services, Inc. (b)	250	27,280
Amphastar Pharmaceuticals, Inc. (b)	119	6,839
Amylyx Pharmaceuticals, Inc. (b)	167	3,602
AnaptysBio, Inc. (b)	182	3,702
AngioDynamics, Inc. (b)	231	2,409
Anika Therapeutics, Inc. (b)	100	2,598
Apellis Pharmaceuticals, Inc. (b)	558	50,834
Apollo Medical Holdings, Inc. (b)	202	6,383
Arcus Biosciences, Inc. (b)	9	183
Arcutis Biotherapeutics, Inc. (b)	249	2,373
Arrowhead Pharmaceuticals, Inc. (b)	563	20,077
Artivion, Inc. (b)	387	6,653
Arvinas, Inc. (b)	300	7,446
AtriCure, Inc. (b)	208	10,267
Atrion Corp.	9	5,091

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.6% (a) (Continued)
Health Care — 13.2% (Continued)
Avanos Medical, Inc. (b)	297	$7,591
Avantor, Inc. (b)	3,898	80,065
Avid Bioservices, Inc. (b)	330	4,610
Avidity Biosciences, Inc. (b)	312	3,460
Axonics, Inc. (b)	259	13,072
Axsome Therapeutics, Inc. (b)	220	15,809
Azenta, Inc. (b)	446	20,819
Baxter International, Inc.	2,718	123,832
Beam Therapeutics, Inc. (b)	280	8,940
Becton Dickinson & Co.	1,485	392,055
BioCryst Pharmaceuticals, Inc. (b)	1,160	8,166
Biogen, Inc. (b)	740	210,789
Biohaven Ltd. (b)	550	13,156
BioLife Solutions, Inc. (b)	211	4,663
BioMarin Pharmaceutical, Inc. (b)	975	84,513
Bio-Rad Laboratories, Inc. - Class A (b)	137	51,939
Bio-Techne Corp.	832	67,916
Bluebird Bio, Inc. (b)	448	1,474
Blueprint Medicines Corp. (b)	320	20,224
Boston Scientific Corp. (b)	7,375	398,914
Bridgebio Pharma, Inc. (b)	590	10,148
Bristol-Myers Squibb Co.	10,889	696,352
Bruker Corp.	495	36,590
Cardinal Health, Inc.	1,309	123,792
CareDx, Inc. (b)	240	2,040
Caribou Biosciences, Inc. (b)	465	1,976
Cassava Sciences, Inc. (b)	248	6,081
Castle Biosciences, Inc. (b)	171	2,346
Catalent, Inc. (b)	900	39,024
Catalyst Pharmaceuticals, Inc. (b)	507	6,814
Celldex Therapeutics, Inc. (b)	262	8,890
Centene Corp. (b)	2,831	190,951
Cerevel Therapeutics Holdings, Inc. (b)	359	11,413
Certara, Inc. (b)	411	7,484

	Shares	Value
Charles River Laboratories International, Inc. (b)	277	$58,239
Chemed Corp.	75	40,625
Chinook Therapeutics, Inc. (b)	249	9,567
Cincor Pharmaceuticals, Inc. (b)(d)(e)	146	—
Codexis, Inc. (b)	115	322
Cogent Biosciences, Inc. (b)	343	4,061
Coherus Biosciences, Inc. (b)	508	2,169
Collegium Pharmaceutical, Inc. (b)	293	6,297
Computer Programs and Systems, Inc. (b)	100	2,469
Concert Pharmaceuticals, Inc. (b)(d)(e)	9,764	—
CONMED Corp.	169	22,965
Corcept Therapeutics, Inc. (b)	430	9,567
CorVel Corp. (b)	34	6,579
Crinetics Pharmaceuticals, Inc. (b)	270	4,865
Cross Country Healthcare, Inc. (b)	193	5,419
CryoPort, Inc. (b)	420	7,245
Cutera, Inc. (b)	103	1,558
CVS Health Corp.	6,662	460,544
Cytek Biosciences, Inc. (b)	397	3,390
Cytokinetics, Inc. (b)	470	15,331
Danaher Corp.	3,453	828,720
DaVita, Inc. (b)	485	48,728
Day One Biopharmaceuticals, Inc. (b)	242	2,889
Deciphera Pharmaceuticals, Inc. (b)	330	4,646
Definitive Healthcare Corp. (b)	302	3,322
Denali Therapeutics, Inc. (b)	627	18,503
DENTSPLY SIRONA, Inc.	1,122	44,902
Design Therapeutics, Inc. (b)	297	1,871
Dexcom, Inc. (b)	1,964	252,394

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.6% (a) (Continued)
Health Care — 13.2% (Continued)
DocGo, Inc. (b)	469	$4,395
Doximity, Inc. - Class A (b)	498	16,942
Dynavax Technologies Corp. (b)	1,003	12,959
Editas Medicine, Inc. (b)	320	2,634
Edwards Lifesciences Corp. (b)	3,124	294,687
Elanco Animal Health, Inc. (b)	2,580	25,955
Elevance Health, Inc.	1,232	547,365
Eli Lilly & Co.	4,388	2,057,884
Embecta Corp.	345	7,452
Emergent BioSolutions, Inc. (b)	293	2,154
Enanta Pharmaceuticals, Inc. (b)	103	2,204
Encompass Health Corp.	573	38,798
Enhabit, Inc. (b)	236	2,714
Enovis Corp. (b)	195	12,503
Envista Holdings Corp. (b)	798	27,004
Establishment Labs Holdings, Inc. (b)	112	7,684
Evolent Health, Inc. - Class A (b)	415	12,575
Exact Sciences Corp. (b)	1,003	94,182
Exelixis, Inc. (b)	1,809	34,570
Fate Therapeutics, Inc. (b)	590	2,808
FibroGen, Inc. (b)	463	1,250
Figs, Inc. - Class A (b)	673	5,566
GE HealthCare Technologies, Inc.	1,941	157,687
Gilead Sciences, Inc.	6,467	498,412
Glaukos Corp. (b)	280	19,939
Globus Medical, Inc. - Class A (b)	389	23,161
Guardant Health, Inc. (b)	570	20,406
Haemonetics Corp. (b)	250	21,285
Halozyme Therapeutics, Inc. (b)	732	26,403
Harmony Biosciences Holdings, Inc. (b)	168	5,912
HCA Healthcare, Inc.	1,063	322,599
Health Catalyst, Inc. (b)	60	750

	Shares	Value
HealthEquity, Inc. (b)	430	$27,150
HealthStream, Inc.	231	5,673
Henry Schein, Inc. (b)	689	55,878
Hims & Hers Health, Inc. (b)	1,021	9,597
Hologic, Inc. (b)	1,326	107,366
Horizon Therapeutics PLC (b)	1,140	117,249
Humana, Inc.	649	290,187
ICON PLC (b)	423	105,835
ICU Medical, Inc. (b)	100	17,819
IDEXX Laboratories, Inc. (b)	423	212,443
Illumina, Inc. (b)	844	158,242
ImmunoGen, Inc. (b)	859	16,209
Inari Medical, Inc. (b)	276	16,047
Incyte Corp. (b)	1,194	74,327
Inhibrx, Inc. (b)	155	4,024
Innoviva, Inc. (b)	646	8,224
Inogen, Inc. (b)	213	2,460
Insmed, Inc. (b)	760	16,036
Inspire Medical Systems, Inc. (b)	164	53,241
Insulet Corp. (b)	368	106,109
Integer Holdings Corp. (b)	148	13,114
Integra LifeSciences Holdings Corp. (b)	378	15,547
Intellia Therapeutics, Inc. (b)	460	18,759
Intercept Pharmaceuticals, Inc. (b)	137	1,515
Intra-Cellular Therapies, Inc. (b)	453	28,684
Intuitive Surgical, Inc. (b)	1,799	615,150
Ionis Pharmaceuticals, Inc. (b)	700	28,721
Iovance Biotherapeutics, Inc. (b)	770	5,421
IQVIA Holdings, Inc. (b)	971	218,252
iRhythm Technologies, Inc. (b)	166	17,317
Ironwood Pharmaceuticals, Inc. - Class A (b)	1,000	10,640
iTeos Therapeutics, Inc. (b)	258	3,416

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.6% (a) (Continued)
Health Care — 13.2% (Continued)
IVERIC bio, Inc. (b)	655	$25,768
Jazz Pharmaceuticals PLC (b)	316	39,175
Johnson & Johnson	13,512	2,236,506
Karuna Therapeutics, Inc. (b)	136	29,492
Keros Therapeutics, Inc. (b)	124	4,982
Kodiak Sciences, Inc. (b)	300	2,070
Krystal Biotech, Inc. (b)	108	12,679
Kura Oncology, Inc. (b)	403	4,264
Kymera Therapeutics, Inc. (b)	142	3,265
Laboratory Corp. of America Holdings	469	113,184
Lantheus Holdings, Inc. (b)	358	30,043
Legend Biotech Corp. - ADR (b)	1,704	117,627
LeMaitre Vascular, Inc.	104	6,997
LifeStance Health Group, Inc. (b)	653	5,962
Ligand Pharmaceuticals, Inc. (b)	111	8,003
Madrigal Pharmaceuticals, Inc. (b)	60	13,860
MannKind Corp. (b)	3,341	13,598
Maravai LifeSciences Holdings, Inc. - Class A (b)	659	8,191
Masimo Corp. (b)	259	42,618
McKesson Corp.	710	303,390
Medpace Holdings, Inc. (b)	122	29,301
Medtronic PLC	6,901	607,978
Merck & Co., Inc.	13,154	1,517,840
Merit Medical Systems, Inc. (b)	298	24,925
Mersana Therapeutics, Inc. (b)	640	2,106
Mesa Laboratories, Inc.	34	4,369
Mettler-Toledo International, Inc. (b)	114	149,527
Mirati Therapeutics, Inc. (b)	277	10,008
Moderna, Inc. (b)	1,708	207,522
ModivCare, Inc. (b)	60	2,713

	Shares	Value
Molina Healthcare, Inc. (b)	308	$92,782
Morphic Holding, Inc. (b)	173	9,918
Myriad Genetics, Inc. (b)	450	10,431
NanoString Technologies, Inc. (b)	300	1,215
Natera, Inc. (b)	550	26,763
National HealthCare Corp.	67	4,142
National Research Corp.	128	5,569
Neogen Corp. (b)	1,159	25,208
NeoGenomics, Inc. (b)	690	11,088
Neurocrine Biosciences, Inc. (b)	510	48,093
Nevro Corp. (b)	162	4,118
NextGen Healthcare, Inc. (b)	305	4,947
Novavax, Inc. (b)(c)	757	5,625
Nurix Therapeutics, Inc. (b)	394	3,936
Nuvalent, Inc. - Class A (b)	258	10,880
NuVasive, Inc. (b)	290	12,061
OmniAb, Inc. (b)	543	2,731
OmniAb Operations, Inc. (b)(d)(e)	42	—
OmniAb Operations, Inc. (b)(d)(e)	42	—
Omnicell, Inc. (b)	252	18,565
Option Care Health, Inc. (b)	766	24,887
Organon & Co.	1,281	26,658
OrthoPediatrics Corp. (b)	105	4,604
Outset Medical, Inc. (b)	205	4,483
Owens & Minor, Inc. (b)	312	5,940
Pacific Biosciences of California, Inc. (b)	1,120	14,896
Pacira BioSciences, Inc. (b)	279	11,180
Patterson Cos., Inc.	463	15,399
PDS Biotechnology Corp. (b)	151	760
Pediatrix Medical Group, Inc. (b)	600	8,526
Penumbra, Inc. (b)	196	67,436
Perrigo Co. PLC	698	23,697
Pfizer, Inc.	29,124	1,068,268
Phreesia, Inc. (b)	360	11,164
Pliant Therapeutics, Inc. (b)	222	4,023

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.6% (a) (Continued)
Health Care — 13.2% (Continued)
Point Biopharma Global, Inc. (b)	651	$5,898
Premier, Inc. - Class A	627	17,343
Prestige Consumer Healthcare, Inc. (b)	271	16,106
Privia Health Group, Inc. (b)	437	11,410
PROCEPT BioRobotics Corp. (b)	289	10,216
Progyny, Inc. (b)	390	15,343
Prothena Corp. PLC (b)	576	39,329
PTC Therapeutics, Inc. (b)	372	15,129
Pulmonx Corp. (b)	288	3,776
Quest Diagnostics, Inc.	540	75,902
QuidelOrtho Corp. (b)	264	21,875
R1 RCM, Inc. (b)	929	17,140
RadNet, Inc. (b)	264	8,612
RAPT Therapeutics, Inc. (b)	205	3,833
Reata Pharmaceuticals, Inc. - Class A (b)	130	13,255
Recursion Pharmaceuticals, Inc. - Class A (b)	452	3,376
Regeneron Pharmaceuticals, Inc. (b)	538	386,575
REGENXBIO, Inc. (b)	218	4,358
Relay Therapeutics, Inc. (b)	410	5,150
Repligen Corp. (b)	300	42,438
Replimune Group, Inc. (b)	282	6,548
ResMed, Inc.	777	169,775
Revance Therapeutics, Inc. (b)	365	9,238
REVOLUTION Medicines, Inc. (b)	530	14,178
Revvity, Inc.	667	79,233
Rhythm Pharmaceuticals, Inc. (b)	231	3,809
Rocket Pharmaceuticals, Inc. (b)	400	7,948
Royalty Pharma PLC - Class A	1,915	58,867
Sage Therapeutics, Inc. (b)	300	14,106
Sarepta Therapeutics, Inc. (b)	463	53,023

	Shares	Value
Schrodinger, Inc. (b)	309	$15,425
Seagen, Inc. (b)	945	181,875
Select Medical Holdings Corp.	641	20,422
Seres Therapeutics, Inc. (b)	762	3,650
Shockwave Medical, Inc. (b)	189	53,942
SI-BONE, Inc. (b)	281	7,581
Silk Road Medical, Inc. (b)	175	5,686
Simulations Plus, Inc.	97	4,203
Sotera Health Co. (b)	261	4,917
SpringWorks Therapeutics, Inc. (b)	280	7,342
STAAR Surgical Co. (b)	280	14,720
STERIS PLC	510	114,740
Stryker Corp.	1,846	563,196
Supernus Pharmaceuticals, Inc. (b)	275	8,266
Surgery Partners, Inc. (b)	254	11,427
Syndax Pharmaceuticals, Inc. (b)	180	3,767
Syneos Health, Inc. (b)	300	12,642
Tandem Diabetes Care, Inc. (b)	348	8,540
Teladoc Health, Inc. (b)	839	21,243
Teleflex, Inc.	252	60,992
Tenet Healthcare Corp. (b)	448	36,458
TG Therapeutics, Inc. (b)	795	19,748
The Cigna Group	1,510	423,706
The Cooper Cos., Inc.	264	101,226
The Ensign Group, Inc.	300	28,638
The Pennant Group, Inc. (b)	150	1,842
Thermo Fisher Scientific, Inc.	1,999	1,042,978
TransMedics Group, Inc. (b)	156	13,101
Travere Therapeutics, Inc. (b)	326	5,007
Treace Medical Concepts, Inc. (b)	218	5,576
Twist Bioscience Corp. (b)(c)	260	5,320
UFP Technologies, Inc. (b)	56	10,856
Ultragenyx Pharmaceutical, Inc. (b)	421	19,421

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.6% (a) (Continued)
Health Care — 13.2% (Continued)
United Therapeutics Corp. (b)	246	$54,305
UnitedHealth Group, Inc.	4,840	2,326,298
Universal Health Services, Inc. - Class B	335	52,853
US Physical Therapy, Inc.	93	11,289
Vanda Pharmaceuticals, Inc. (b)	481	3,170
Varex Imaging Corp. (b)	282	6,647
Vaxcyte, Inc. (b)	269	13,434
Veeva Systems, Inc. - Class A (b)	748	147,902
Ventyx Biosciences, Inc. (b)	137	4,494
Veracyte, Inc. (b)	440	11,207
Veradigm, Inc. (b)	432	5,443
Vericel Corp. (b)	230	8,641
Vertex Pharmaceuticals, Inc. (b)	1,342	472,263
Verve Therapeutics, Inc. (b)	193	3,619
Viatris, Inc.	6,423	64,102
Viking Therapeutics, Inc. (b)	643	10,423
Vir Biotechnology, Inc. (b)	580	14,227
Viridian Therapeutics, Inc. (b)	242	5,757
Waters Corp. (b)	321	85,559
West Pharmaceutical Services, Inc.	393	150,311
Xencor, Inc. (b)	269	6,717
Zentalis Pharmaceuticals, Inc. (b)	312	8,802
Zimmer Biomet Holdings, Inc.	1,054	153,462
Zimvie, Inc. (b)	127	1,426
Zoetis, Inc.	2,399	413,132
		30,228,250
Industrials — 9.8%
3D Systems Corp. (b)	848	8,421
3M Co.	2,856	285,857
A O Smith Corp.	716	52,110
AAON, Inc.	253	23,987
AAR Corp. (b)	187	10,801
ABM Industries, Inc.	382	16,292

	Shares	Value
ACCO Brands Corp.	825	$4,298
Acuity Brands, Inc.	177	28,865
ACV Auctions, Inc. - Class A (b)	743	12,832
Advanced Drainage Systems, Inc.	399	45,398
AECOM	749	63,433
Aerojet Rocketdyne Holdings, Inc. (b)	400	21,948
AeroVironment, Inc. (b)	126	12,887
AGCO Corp.	346	45,471
Air Lease Corp.	600	25,110
Air Transport Services Group, Inc. (b)	401	7,567
Alamo Group, Inc.	63	11,586
Alaska Air Group, Inc. (b)	714	37,971
Albany International Corp. - Class A	165	15,391
Alight, Inc. - Class A (b)	1,001	9,249
Allegiant Travel Co. (b)	73	9,218
Allegion PLC	451	54,129
Allison Transmission Holdings, Inc.	511	28,851
Ameresco, Inc. - Class A (b)	163	7,927
American Airlines Group, Inc. (b)	3,451	61,911
American Woodmark Corp. (b)	130	9,928
AMETEK, Inc.	1,219	197,332
Apogee Enterprises, Inc.	118	5,601
Applied Industrial Technologies, Inc.	217	31,428
ArcBest Corp.	150	14,820
Arcosa, Inc.	273	20,685
Armstrong World Industries, Inc.	259	19,026
Array Technologies, Inc. (b)	750	16,950
ASGN, Inc. (b)	250	18,907
Astec Industries, Inc.	200	9,088
Atkore, Inc. (b)	215	33,527
Automatic Data Processing, Inc.	2,106	462,878
Avis Budget Group, Inc. (b)	200	45,734
Axon Enterprise, Inc. (b)	355	69,268

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.6% (a) (Continued)
Industrials — 9.8% (Continued)
AZZ, Inc.	130	$5,650
Babcock & Wilcox Enterprises, Inc. (b)	730	4,307
Barnes Group, Inc.	273	11,518
Barrett Business Services, Inc.	62	5,406
Beacon Roofing Supply, Inc. (b)	310	25,724
Blink Charging Co. (b)(c)	637	3,816
Bloom Energy Corp. - Class A (b)	908	14,846
Boise Cascade Co.	214	19,335
Booz Allen Hamilton Holding Corp.	696	77,674
Brady Corp. - Class A	261	12,416
Broadridge Financial Solutions, Inc.	610	101,034
Builders FirstSource, Inc. (b)	701	95,336
BWX Technologies, Inc.	491	35,141
CACI International, Inc. - Class A (b)	124	42,264
Carlisle Cos., Inc.	275	70,546
Carrier Global Corp.	4,288	213,156
Casella Waste Systems, Inc. - Class A (b)	276	24,964
Caterpillar, Inc.	2,679	659,168
CBIZ, Inc. (b)	220	11,722
Ceridian HCM Holding, Inc. (b)	780	52,237
CH Robinson Worldwide, Inc.	641	60,478
ChargePoint Holdings, Inc. (b)(c)	1,053	9,256
Chart Industries, Inc. (b)	198	31,638
Cintas Corp.	446	221,698
Clean Harbors, Inc. (b)	252	41,436
Columbus McKinnon Corp.	101	4,106
Comfort Systems USA, Inc.	188	30,870
Concentrix Corp.	232	18,734
Construction Partners, Inc. - Class A (b)	212	6,655
Copart, Inc. (b)	2,250	205,222

	Shares	Value
Core & Main, Inc. - Class A (b)	325	$10,185
CoreCivic, Inc. (b)	799	7,519
CoStar Group, Inc. (b)	2,150	191,350
CRA International, Inc.	54	5,508
Crane Co.	260	23,171
Crane NXT Co.	260	14,674
CSG Systems International, Inc.	167	8,808
CSW Industrials, Inc.	73	12,132
CSX Corp.	10,701	364,904
Cummins, Inc.	697	170,877
Curtiss-Wright Corp.	191	35,079
Deere & Co.	1,537	622,777
Delta Air Lines, Inc. (b)	3,462	164,583
Deluxe Corp.	200	3,496
Donaldson Co., Inc.	656	41,007
Douglas Dynamics, Inc.	169	5,050
Dover Corp.	683	100,845
Driven Brands Holdings, Inc. (b)	420	11,365
Dun & Bradstreet Holdings, Inc.	1,103	12,762
DXP Enterprises, Inc. (b)	100	3,641
Dycom Industries, Inc. (b)	152	17,275
Eagle Bulk Shipping, Inc. (c)	106	5,092
Eaton Corp. PLC	2,071	416,478
EMCOR Group, Inc.	271	50,075
Emerson Electric Co.	3,024	273,339
Encore Wire Corp.	104	19,337
Energy Recovery, Inc. (b)	281	7,854
Enerpac Tool Group Corp.	290	7,830
EnerSys	202	21,921
Ennis, Inc.	50	1,019
Enovix Corp. (b)(c)	827	14,919
EnPro Industries, Inc.	118	15,757
Equifax, Inc.	644	151,533
Esab Corp.	332	22,091
ESCO Technologies, Inc.	136	14,094
ExlService Holdings, Inc. (b)	173	26,133
Expeditors International of Washington, Inc.	772	93,512

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.6% (a) (Continued)
Industrials — 9.8% (Continued)
Exponent, Inc.	271	$25,290
Fastenal Co.	2,888	170,363
Federal Signal Corp.	319	20,426
FedEx Corp.	1,204	298,472
First Advantage Corp. (b)	366	5,640
Flowserve Corp.	701	26,042
Fluence Energy, Inc. (b)	309	8,232
Fluor Corp. (b)	805	23,828
Fortive Corp.	1,838	137,427
Fortune Brands Innovations, Inc.	726	52,236
Forward Air Corp.	152	16,129
Franklin Covey Co. (b)	104	4,543
Franklin Electric Co., Inc.	206	21,197
FTI Consulting, Inc. (b)	180	34,236
Gates Industrial Corp. PLC (b)	835	11,256
GATX Corp.	168	21,628
Generac Holdings, Inc. (b)	330	49,213
General Dynamics Corp.	1,411	303,577
General Electric Co.	5,823	639,657
Genpact Ltd.	939	35,278
Gibraltar Industries, Inc. (b)	138	8,683
Global Industrial Co.	10	278
GMS, Inc. (b)	240	16,608
Graco, Inc.	871	75,211
GrafTech International Ltd.	521	2,626
Granite Construction, Inc.	114	4,535
Great Lakes Dredge & Dock Corp. (b)	638	5,206
Griffon Corp.	260	10,478
GXO Logistics, Inc. (b)	623	39,137
H&E Equipment Services, Inc.	166	7,594
Hawaiian Holdings, Inc. (b)	325	3,500
Hayward Holdings, Inc. (b)	699	8,982
Healthcare Services Group, Inc.	375	5,599
Heartland Express, Inc.	340	5,579
HEICO Corp.	196	34,680
HEICO Corp. - Class A	396	55,678
Heidrick & Struggles International, Inc.	178	4,712

	Shares	Value
Helios Technologies, Inc.	150	$9,914
Herc Holdings, Inc.	143	19,570
Heritage-Crystal Clean, Inc. (b)	162	6,122
Hertz Global Holdings, Inc. (b)	1,622	29,829
Hexcel Corp.	320	24,326
Hillenbrand, Inc.	325	16,666
Hillman Solutions Corp. (b)	706	6,361
HNI Corp.	274	7,721
Honeywell International, Inc.	3,466	719,195
Howmet Aerospace, Inc.	2,169	107,496
Hub Group, Inc. - Class A (b)	143	11,486
Hubbell, Inc.	285	94,495
Huntington Ingalls Industries, Inc.	202	45,975
Huron Consulting Group, Inc. (b)	109	9,255
ICF International, Inc.	97	12,066
IDEX Corp.	405	87,180
IES Holdings, Inc. (b)	60	3,413
Illinois Tool Works, Inc.	1,574	393,752
Ingersoll Rand, Inc.	2,012	131,504
Insperity, Inc.	190	22,602
Insteel Industries, Inc.	178	5,539
Interface, Inc.	483	4,246
ITT, Inc.	439	40,919
Jacobs Solutions, Inc.	641	76,209
Janus International Group, Inc. (b)	533	5,682
JB Hunt Transport Services, Inc.	440	79,653
JELD-WEN Holding, Inc. (b)	547	9,594
JetBlue Airways Corp. (b)	1,750	15,505
Joby Aviation, Inc. (b)	2,151	22,069
John Bean Technologies Corp.	151	18,316
Johnson Controls International PLC	3,587	244,418
Kadant, Inc.	69	15,325
Kaman Corp.	168	4,087
KBR, Inc.	738	48,014

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.6% (a) (Continued)
Industrials — 9.8% (Continued)
Kelly Services, Inc. - Class A	348	$6,128
Kennametal, Inc.	475	13,485
Kforce, Inc.	69	4,324
Kirby Corp. (b)	300	23,085
Knight-Swift Transportation Holdings, Inc.	844	46,893
Korn Ferry	323	16,001
Kratos Defense & Security Solutions, Inc. (b)	758	10,870
L3Harris Technologies, Inc.	973	190,484
Landstar System, Inc.	193	37,160
Legalzoom.com, Inc. (b)	783	9,459
Leidos Holdings, Inc.	672	59,459
Lennox International, Inc.	167	54,454
Lincoln Electric Holdings, Inc.	294	58,397
Lindsay Corp.	58	6,922
Lockheed Martin Corp.	1,324	609,543
Lyft, Inc. - Class A (b)	1,606	15,402
ManpowerGroup, Inc.	256	20,326
Marten Transport Ltd.	308	6,622
Masco Corp.	1,075	61,683
Masonite International Corp. (b)	115	11,781
MasTec, Inc. (b)	333	39,284
Masterbrand, Inc. (b)	726	8,443
Matson, Inc.	175	13,603
Matthews International Corp. - Class A	100	4,262
Maximus, Inc.	347	29,325
McGrath RentCorp	114	10,543
MDU Resources Group, Inc.	1,115	23,348
Mercury Systems, Inc. (b)	345	11,934
MillerKnoll, Inc.	460	6,799
Montrose Environmental Group, Inc. (b)	194	8,171
Moog, Inc. - Class A	165	17,891
MRC Global, Inc. (b)	586	5,901
MSA Safety, Inc.	195	33,922
MSC Industrial Direct Co., Inc. - Class A	245	23,344
Mueller Industries, Inc.	300	26,184

	Shares	Value
Mueller Water Products, Inc. - Class A	622	$10,095
MYR Group, Inc. (b)	77	10,652
NEXTracker, Inc. - Class A (b)	305	12,142
Nordson Corp.	282	69,987
Norfolk Southern Corp.	1,159	262,815
Northrop Grumman Corp.	784	357,347
NOW, Inc. (b)	649	6,724
NV5 Global, Inc. (b)	99	10,966
nVent Electric PLC	873	45,108
Old Dominion Freight Line, Inc.	485	179,329
OPENLANE, Inc. (b)	715	10,882
Oshkosh Corp.	350	30,306
Otis Worldwide Corp.	2,152	191,550
Owens Corning	466	60,813
PACCAR, Inc.	2,652	221,840
Parker-Hannifin Corp.	651	253,916
Parsons Corp. (b)	550	26,477
Paychex, Inc.	1,521	170,154
Paycom Software, Inc.	274	88,020
Paycor HCM, Inc. (b)	222	5,255
Paylocity Holding Corp. (b)	213	39,305
PGT Innovations, Inc. (b)	305	8,891
Plug Power, Inc. (b)(c)	2,593	26,941
Primoris Services Corp.	238	7,252
Proto Labs, Inc. (b)	130	4,545
Quanex Building Products Corp.	247	6,632
Quanta Services, Inc.	762	149,695
Raytheon Technologies Corp.	7,600	744,496
RBC Bearings, Inc. (b)	145	31,533
Regal Rexnord Corp.	344	52,942
Republic Services, Inc.	1,080	165,424
Resideo Technologies, Inc. (b)	758	13,386
Resources Connection, Inc.	200	3,142
Robert Half International, Inc.	582	43,778
Rocket Lab USA, Inc. (b)	2,043	12,258
Rockwell Automation, Inc.	584	192,399
Rollins, Inc.	1,268	54,308

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.6% (a) (Continued)
Industrials — 9.8% (Continued)
Rush Enterprises, Inc. - Class A	228	$13,849
RXO, Inc. (b)	636	14,418
Ryder System, Inc.	243	20,604
Saia, Inc. (b)	135	46,225
Schneider National, Inc. - Class B	218	6,261
Science Applications International Corp.	286	32,169
Sensata Technologies Holding PLC	783	35,227
Shoals Technologies Group, Inc. - Class A (b)	700	17,892
Simpson Manufacturing Co., Inc.	238	32,963
SiteOne Landscape Supply, Inc. (b)	230	38,493
SkyWest, Inc. (b)	375	15,270
Snap-on, Inc.	280	80,693
Southwest Airlines Co.	3,221	116,632
SP Plus Corp. (b)	148	5,788
Spirit AeroSystems Holdings, Inc. - Class A	700	20,433
Spirit Airlines, Inc.	540	9,266
SPX Technologies, Inc. (b)	115	9,772
SS&C Technologies Holdings, Inc.	1,190	72,114
Standex International Corp.	50	7,074
Stanley Black & Decker, Inc.	777	72,813
Steelcase, Inc. - Class A	689	5,312
Stem, Inc. (b)(c)	703	4,021
Stericycle, Inc. (b)	494	22,941
Sterling Check Corp. (b)	444	5,443
Sterling Infrastructure, Inc. (b)	214	11,941
Sun Country Airlines Holdings, Inc. (b)	326	7,328
SunPower Corp. (b)	450	4,410
Sunrun, Inc. (b)	1,120	20,003
TaskUS, Inc. - Class A (b)	263	2,977
Tennant Co.	99	8,030
Terex Corp.	353	21,120

	Shares	Value
Tetra Tech, Inc.	283	$46,338
Textainer Group Holdings Ltd.	155	6,104
Textron, Inc.	1,123	75,948
The AZEK Co., Inc. (b)	791	23,959
The Boeing Co. (b)	3,111	656,919
The Brink’s Co.	291	19,739
The GEO Group, Inc. (b)	632	4,525
The Gorman-Rupp Co.	182	5,247
The Greenbrier Cos., Inc.	200	8,620
The Manitowoc Co., Inc. (b)	268	5,046
The Middleby Corp. (b)	290	42,871
The Shyft Group, Inc.	75	1,655
The Timken Co.	375	34,324
The Toro Co.	561	57,026
Thermon Group Holdings, Inc. (b)	308	8,193
Titan International, Inc. (b)	375	4,305
Titan Machinery, Inc. (b)	167	4,927
Trane Technologies PLC	1,188	227,217
TransDigm Group, Inc.	274	245,003
TransUnion	955	74,805
Trex Co., Inc. (b)	600	39,336
TriNet Group, Inc. (b)	310	29,441
Trinity Industries, Inc.	359	9,230
Triumph Group, Inc. (b)	196	2,425
TrueBlue, Inc. (b)	55	974
TTEC Holdings, Inc.	54	1,827
Tutor Perini Corp. (b)	200	1,430
Uber Technologies, Inc. (b)	9,749	420,864
UFP Industries, Inc.	321	31,153
U-Haul Holding Co.	29	1,604
U-Haul Holding Co.	441	22,345
UniFirst Corp.	86	13,331
Union Pacific Corp.	3,147	643,939
United Airlines Holdings, Inc. (b)	1,705	93,553
United Parcel Service, Inc. - Class B	3,786	678,641
United Rentals, Inc.	364	162,115
Univar Solutions, Inc. (b)	886	31,754
Upwork, Inc. (b)	512	4,782
Valmont Industries, Inc.	118	34,344
Verisk Analytics, Inc.	779	176,077

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.6% (a) (Continued)
Industrials — 9.8% (Continued)
Veritiv Corp.	97	$12,184
Verra Mobility Corp. (b)	693	13,666
Vertiv Holdings Co.	1,638	40,573
Viad Corp. (b)	100	2,688
Vicor Corp. (b)	165	8,910
Virgin Galactic Holdings, Inc. (b)(c)	1,055	4,093
Wabash National Corp.	348	8,923
Waste Management, Inc.	2,035	352,910
Watsco, Inc.	182	69,428
Watts Water Technologies, Inc. - Class A	158	29,029
Werner Enterprises, Inc.	250	11,045
WESCO International, Inc.	221	39,572
Westinghouse Air Break Technologies Corp.	940	103,090
WillScot Mobile Mini Holdings Corp. (b)	1,123	53,668
Woodward, Inc.	305	36,268
WW Grainger, Inc.	227	179,010
Xometry, Inc. - Class A (b)	141	2,986
XPO, Inc. (b)	636	37,524
Xylem, Inc.	1,171	131,878
Zurn Elkay Water Solutions Corp.	730	19,630
		22,480,517
Information Technology — 26.4%
8x8, Inc. (b)	230	973
A10 Networks, Inc.	327	4,771
Accenture PLC - Class A	3,416	1,054,109
ACI Worldwide, Inc. (b)	560	12,975
ACM Research, Inc. - Class A (b)	378	4,944
Adeia, Inc.	799	8,797
Adobe, Inc. (b)	2,351	1,149,616
ADTRAN Holdings, Inc.	374	3,938
Advanced Energy Industries, Inc.	213	23,739
Advanced Micro Devices, Inc. (b)	8,282	943,403
Agilysys, Inc. (b)	128	8,786
Akamai Technologies, Inc. (b)	856	76,929

	Shares	Value
Alarm.com Holdings, Inc. (b)	253	$13,075
Alkami Technology, Inc. (b)	304	4,983
Allegro MicroSystems, Inc. (b)	447	20,178
Alpha & Omega Semiconductor Ltd. (b)	148	4,854
Altair Engineering, Inc. - Class A (b)	274	20,780
Alteryx, Inc. - Class A (b)	313	14,210
Ambarella, Inc. (b)	160	13,387
Amdocs Ltd.	626	61,880
American Software, Inc. - Class A	309	3,248
Amkor Technology, Inc.	587	17,463
Amphenol Corp. - Class A	3,029	257,314
Amplitude, Inc. - Class A (b)	314	3,454
Analog Devices, Inc.	2,624	511,181
ANSYS, Inc. (b)	458	151,264
Appfolio, Inc. - Class A (b)	110	18,935
Appian Corp. - Class A (b)	213	10,139
Apple, Inc.	82,091	15,923,191
Applied Materials, Inc.	4,374	632,218
AppLovin Corp. - Class A (b)	548	14,100
Arista Networks, Inc. (b)	1,203	194,958
Arrow Electronics, Inc. (b)	275	39,388
Asana, Inc. - Class A (b)	399	8,794
Aspen Technology, Inc. (b)	136	22,795
Atlassian Corp. - Class A (b)	771	129,382
Autodesk, Inc. (b)	1,115	228,140
Avid Technology, Inc. (b)	194	4,947
Avnet, Inc.	458	23,106
Axcelis Technologies, Inc. (b)	183	33,549
Badger Meter, Inc.	168	24,790
Belden, Inc.	229	21,904
Benchmark Electronics, Inc.	136	3,513
Bentley Systems, Inc. - Class B	1,054	57,158
BigCommerce Holdings, Inc. (b)	323	3,214
BILL Holdings, Inc. (b)	562	65,670

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.6% (a) (Continued)
Information Technology — 26.4% (Continued)
Black Knight, Inc. (b)	812	$48,501
Blackbaud, Inc. (b)	200	14,236
BlackLine, Inc. (b)	240	12,917
Box, Inc. - Class A (b)	708	20,801
Braze, Inc. - Class A (b)(c)	205	8,977
Broadcom, Inc.	2,124	1,842,421
C3.ai, Inc. - Class A (b)(c)	434	15,811
Cadence Design Systems, Inc. (b)	1,409	330,439
Calix, Inc. (b)	308	15,372
CCC Intelligent Solutions Holdings, Inc. (b)	595	6,670
CDW Corp.	721	132,304
Cerence, Inc. (b)	271	7,921
CEVA, Inc. (b)	176	4,497
Ciena Corp. (b)	821	34,884
Cirrus Logic, Inc. (b)	292	23,655
Cisco Systems, Inc.	21,337	1,103,976
Clear Secure, Inc. - Class A	319	7,391
Clearfield, Inc. (b)	62	2,936
Clearwater Analytics Holdings, Inc. - Class A (b)	295	4,682
Cloudflare, Inc. - Class A (b)	1,488	97,271
Cognex Corp.	895	50,138
Cognizant Technology Solutions Corp. - Class A	2,585	168,749
Coherent Corp. (b)	636	32,423
Cohu, Inc. (b)	226	9,393
CommScope Holding Co., Inc. (b)	1,150	6,475
CommVault Systems, Inc. (b)	265	19,244
Comtech Telecommunications Corp.	100	914
Confluent, Inc. - Class A (b)	748	26,412
Consensus Cloud Solutions, Inc. (b)	108	3,348
Corning, Inc.	4,080	142,963
Corsair Gaming, Inc. (b)	381	6,759
Crowdstrike Holdings, Inc. - Class A (b)	1,129	165,816

	Shares	Value
CTS Corp.	213	$9,080
Datadog, Inc. - Class A (b)	1,373	135,076
Dell Technologies, Inc. - Class C	1,300	70,343
Digi International, Inc. (b)	182	7,169
Digital Turbine, Inc. (b)	456	4,232
DigitalOcean Holdings, Inc. (b)	301	12,082
Diodes, Inc. (b)	233	21,550
DocuSign, Inc. (b)	1,055	53,900
Dolby Laboratories, Inc. - Class A	300	25,104
Domo, Inc. - Class B (b)	254	3,724
DoubleVerify Holdings, Inc. (b)	352	13,700
Dropbox, Inc. - Class A (b)	1,403	37,418
DXC Technology Co. (b)	1,118	29,873
Dynatrace, Inc. (b)	1,049	53,992
E2open Parent Holdings, Inc. (b)	1,231	6,894
Ebix, Inc.	31	781
eGain Corp. (b)	150	1,124
Elastic NV (b)	391	25,071
Embark Technology, Inc. (b)	135	386
Enphase Energy, Inc. (b)	705	118,073
Entegris, Inc.	791	87,659
Envestnet, Inc. (b)	268	15,906
EPAM Systems, Inc. (b)	290	65,178
ePlus, Inc. (b)	191	10,753
Everbridge, Inc. (b)	190	5,111
Expensify, Inc. - Class A (b)	319	2,546
Extreme Networks, Inc. (b)	685	17,844
F5, Inc. (b)	311	45,487
Fair Isaac Corp. (b)	123	99,533
FARO Technologies, Inc. (b)	170	2,754
Fastly, Inc. - Class A (b)	589	9,289
First Solar, Inc. (b)	522	99,227
Five9, Inc. (b)	400	32,980
Flex Ltd. (b)	2,317	64,042
FormFactor, Inc. (b)	480	16,426
Fortinet, Inc. (b)	3,688	278,776
Freshworks, Inc. - Class A (b)	733	12,886

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.6% (a) (Continued)
Information Technology — 26.4% (Continued)
Gartner, Inc. (b)	369	$129,264
Gen Digital, Inc.	3,017	55,965
Gitlab, Inc. - Class A (b)	395	20,188
GLOBALFOUNDRIES, Inc. (b)(c)	403	26,026
GoDaddy, Inc. - Class A (b)	839	63,034
Grid Dynamics Holdings, Inc. (b)	258	2,386
Guidewire Software, Inc. (b)	358	27,237
Harmonic, Inc. (b)	547	8,845
HashiCorp, Inc. - Class A (b)	376	9,844
Hewlett Packard Enterprise Co.	6,852	115,114
HP, Inc.	5,033	154,563
HubSpot, Inc. (b)	235	125,041
Ichor Holdings Ltd. (b)	183	6,863
Impinj, Inc. (b)	105	9,413
Infinera Corp. (b)	1,521	7,346
Informatica, Inc. - Class A (b)	585	10,822
Insight Enterprises, Inc. (b)	200	29,268
Intapp, Inc. (b)	252	10,561
Intel Corp.	21,597	722,204
InterDigital, Inc.	188	18,151
International Business Machines Corp.	4,662	623,822
Intuit, Inc.	1,413	647,423
IonQ, Inc. (b)	590	7,983
IPG Photonics Corp. (b)	174	23,633
Itron, Inc. (b)	200	14,420
Jabil, Inc.	708	76,414
Jamf Holding Corp. (b)	327	6,383
JFrog Ltd. (b)	277	7,673
Juniper Networks, Inc.	1,776	55,642
Keysight Technologies, Inc. (b)	883	147,858
KLA Corp.	718	348,244
Knowles Corp. (b)	458	8,272
Kulicke & Soffa Industries, Inc.	303	18,013
Kyndryl Holdings, Inc. (b)	1,003	13,320

	Shares	Value
Lam Research Corp.	686	$441,002
Lattice Semiconductor Corp. (b)	729	70,035
Littelfuse, Inc.	141	41,075
LivePerson, Inc. (b)	636	2,875
LiveRamp Holdings, Inc. (b)	450	12,852
Lumentum Holdings, Inc. (b)	357	20,253
MACOM Technology Solutions Holdings, Inc. (b)	259	16,972
Manhattan Associates, Inc. (b)	333	66,560
Marathon Digital Holdings, Inc. (b)(c)	576	7,983
Marvell Technology, Inc.	4,527	270,624
MaxLinear, Inc. (b)	475	14,991
Methode Electronics, Inc.	233	7,810
Microchip Technology, Inc.	2,777	248,791
Micron Technology, Inc.	5,640	355,940
Microsoft Corp.	37,849	12,889,099
MicroStrategy, Inc. - Class A (b)(c)	60	20,545
Mirion Technologies, Inc. (b)	829	7,005
Mitek Systems, Inc. (b)	420	4,553
MKS Instruments, Inc.	300	32,430
Model N, Inc. (b)	189	6,683
MongoDB, Inc. (b)	347	142,614
Monolithic Power Systems, Inc.	236	127,494
Motorola Solutions, Inc.	858	251,634
N-able, Inc. (b)	505	7,277
Napco Security Technologies, Inc.	177	6,133
National Instruments Corp.	703	40,352
nCino, Inc. (b)	330	9,940
NCR Corp. (b)	640	16,128
NetApp, Inc.	1,166	89,082
NETGEAR, Inc. (b)	50	708
NetScout Systems, Inc. (b)	295	9,130
New Relic, Inc. (b)	325	21,268
Novanta, Inc. (b)	179	32,954
Nutanix, Inc. - Class A (b)	1,191	33,408

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.6% (a) (Continued)
Information Technology — 26.4% (Continued)
NVIDIA Corp.	12,289	$5,198,493
Okta, Inc. (b)	790	54,787
Olo, Inc. - Class A (b)	606	3,915
ON Semiconductor Corp. (b)	2,171	205,333
Onto Innovation, Inc. (b)	275	32,029
Oracle Corp.	8,024	955,578
OSI Systems, Inc. (b)	100	11,783
PagerDuty, Inc. (b)	430	9,666
Palantir Technologies, Inc. - Class A (b)	9,164	140,484
Palo Alto Networks, Inc. (b)	1,565	399,873
PAR Technology Corp. (b)	100	3,293
PDF Solutions, Inc. (b)	190	8,569
Pegasystems, Inc.	300	14,790
Perficient, Inc. (b)	167	13,916
Photronics, Inc. (b)	241	6,215
Plexus Corp. (b)	130	12,771
Power Integrations, Inc.	280	26,508
PowerSchool Holdings, Inc. - Class A (b)	356	6,814
Procore Technologies, Inc. (b)	602	39,172
Progress Software Corp.	200	11,620
PROS Holdings, Inc. (b)	300	9,240
PTC, Inc. (b)	569	80,969
Pure Storage, Inc. - Class A (b)	1,477	54,383
Q2 Holdings, Inc. (b)	240	7,416
Qorvo, Inc. (b)	548	55,912
QUALCOMM, Inc.	5,785	688,646
Qualys, Inc. (b)	167	21,571
Rambus, Inc. (b)	500	32,085
Rapid7, Inc. (b)	364	16,482
RingCentral, Inc. - Class A (b)	260	8,510
Riot Platforms, Inc. (b)(c)	1,173	13,865
Rogers Corp. (b)	57	9,230
Roper Technologies, Inc.	539	259,151
Salesforce, Inc. (b)	5,031	1,062,849
Samsara, Inc. - Class A (b)	404	11,195
Sanmina Corp. (b)	333	20,070
ScanSource, Inc. (b)	179	5,291

	Shares	Value
Seagate Technology Holdings PLC	1,060	$65,582
Semtech Corp. (b)	300	7,638
SentinelOne, Inc. - Class A (b)	993	14,994
ServiceNow, Inc. (b)	1,034	581,077
Silicon Laboratories, Inc. (b)	137	21,610
SiTime Corp. (b)	107	12,623
Skyworks Solutions, Inc.	852	94,308
SMART Global Holdings, Inc. (b)	139	4,032
Smartsheet, Inc. - Class A (b)	665	25,443
Snowflake, Inc. - Class A (b)	1,401	246,548
Sofi Technologies, Inc. (b)	3,809	31,767
Splunk, Inc. (b)	794	84,235
Sprinklr, Inc. - Class A (b)	487	6,735
Sprout Social, Inc. - Class A (b)	244	11,263
SPS Commerce, Inc. (b)	200	38,412
Squarespace, Inc. - Class A (b)	258	8,137
Super Micro Computer, Inc. (b)	242	60,318
Synaptics, Inc. (b)	208	17,759
Synopsys, Inc. (b)	782	340,491
TD SYNNEX Corp.	226	21,244
Teledyne Technologies, Inc. (b)	249	102,366
Tenable Holdings, Inc. (b)	625	27,219
Teradata Corp. (b)	534	28,521
Teradyne, Inc.	841	93,629
Texas Instruments, Inc.	4,701	846,274
Thoughtworks Holding, Inc. (b)	729	5,504
Trimble, Inc. (b)	1,308	69,246
TTM Technologies, Inc. (b)	488	6,783
Twilio, Inc. - Class A (b)	920	58,530
Tyler Technologies, Inc. (b)	228	94,955
UiPath, Inc. - Class A (b)	1,679	27,821
Ultra Clean Holdings, Inc. (b)	240	9,230
Unisys Corp. (b)	427	1,699

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.6% (a) (Continued)
Information Technology — 26.4% (Continued)
Unity Software, Inc. (b)	1,380	$59,920
Universal Display Corp.	221	31,853
Varonis Systems, Inc. (b)	450	11,993
Veeco Instruments, Inc. (b)	148	3,801
Verint Systems, Inc. (b)	375	13,148
VeriSign, Inc. (b)	520	117,504
Vertex, Inc. - Class A (b)	325	6,337
Viasat, Inc. (b)	350	14,441
Viavi Solutions, Inc. (b)	1,328	15,046
Vishay Intertechnology, Inc.	806	23,696
VMware, Inc. - Class A (b)	1,103	158,490
Vontier Corp.	800	25,768
Western Digital Corp. (b)	1,673	63,457
Wolfspeed, Inc. (b)	659	36,634
Workday, Inc. - Class A (b)	1,015	229,278
Workiva, Inc. (b)	272	27,652
Xerox Holdings Corp.	828	12,329
Xperi, Inc. (b)	319	4,195
Yext, Inc. (b)	1,024	11,581
Zebra Technologies Corp. - Class A (b)	278	82,241
Zeta Global Holdings Corp. - Class A (b)	671	5,730
Zoom Video Communications, Inc. - Class A (b)	1,117	75,822
Zscaler, Inc. (b)	410	59,983
Zuora, Inc. - Class A (b)	657	7,207
		60,268,415
Materials — 2.7%
5E Advanced Materials, Inc. (b)	377	1,237
AdvanSix, Inc.	144	5,037
Air Products and Chemicals, Inc.	1,124	336,672
Albemarle Corp.	628	140,101
Alcoa Corp.	929	31,521
Alpha Metallurgical Resources, Inc.	79	12,984
American Vanguard Corp.	244	4,360
AptarGroup, Inc.	347	40,203
Arconic Corp. (b)	645	19,079
Ashland, Inc.	314	27,290

	Shares	Value
ATI, Inc. (b)	690	$30,519
Avery Dennison Corp.	440	75,592
Avient Corp.	483	19,755
Axalta Coating Systems Ltd. (b)	675	22,147
Balchem Corp.	171	23,053
Ball Corp.	1,669	97,153
Berry Global Group, Inc.	557	35,837
Cabot Corp.	318	21,271
Carpenter Technology Corp.	200	11,226
Celanese Corp.	561	64,964
Century Aluminum Co. (b)	1,061	9,252
CF Industries Holdings, Inc.	1,058	73,446
Chase Corp.	58	7,031
Clearwater Paper Corp. (b)	130	4,072
Cleveland-Cliffs, Inc. (b)	2,588	43,375
Coeur Mining, Inc. (b)	2,698	7,662
Commercial Metals Co.	640	33,702
Compass Minerals International, Inc.	222	7,548
Corteva, Inc.	3,683	211,036
Crown Holdings, Inc.	631	54,815
Dow, Inc.	3,657	194,772
DuPont de Nemours, Inc.	2,635	188,244
Eagle Materials, Inc.	200	37,284
Eastman Chemical Co.	652	54,585
Ecolab, Inc.	1,296	241,950
Ecovyst, Inc. (b)	550	6,303
Element Solutions, Inc.	1,211	23,251
Ferroglobe Representation & Warranty Insurance Trust (b)(d)(e)	500	—
FMC Corp.	669	69,803
Freeport-McMoRan, Inc.	7,354	294,160
Graphic Packaging Holding Co.	1,752	42,101
Greif, Inc. - Class A	160	11,022
Hawkins, Inc.	135	6,438
HB Fuller Co.	268	19,165
Hecla Mining Co.	3,124	16,089
Huntsman Corp.	1,117	30,181
Ingevity Corp. (b)	207	12,039
Innospec, Inc.	129	12,957

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.6% (a) (Continued)
Materials — 2.7% (Continued)
International Flavors & Fragrances, Inc.	1,378	$109,675
International Paper Co.	1,655	52,646
Kaiser Aluminum Corp.	118	8,454
Knife River Corp. (b)	278	12,093
Linde PLC	2,391	911,162
Livent Corp. (b)	986	27,046
Louisiana-Pacific Corp.	422	31,642
LSB Industries, Inc. (b)	333	3,280
LyondellBasell Industries NV - Class A	1,220	112,033
Martin Marietta Materials, Inc.	305	140,815
Materion Corp.	93	10,621
Mativ Holdings, Inc.	371	5,610
Minerals Technologies, Inc.	180	10,384
MP Materials Corp. (b)(c)	646	14,780
Myers Industries, Inc.	200	3,886
NewMarket Corp.	42	16,889
Newmont Corp.	4,045	172,560
Nucor Corp.	1,299	213,010
O-I Glass, Inc. (b)	938	20,008
Olin Corp.	732	37,617
Origin Materials, Inc. (b)	935	3,983
Packaging Corp. of America	487	64,362
Piedmont Lithium, Inc. (b)	92	5,309
PPG Industries, Inc.	1,260	186,858
PureCycle Technologies, Inc. (b)	570	6,093
Quaker Chemical Corp.	74	14,423
Reliance Steel & Aluminum Co.	315	85,551
Royal Gold, Inc.	341	39,140
RPM International, Inc.	677	60,747
Ryerson Holding Corp.	173	7,505
Schnitzer Steel Industries, Inc. - Class A	162	4,858
Sealed Air Corp.	820	32,800
Sensient Technologies Corp.	230	16,360
Silgan Holdings, Inc.	400	18,756
Sonoco Products Co.	552	32,579
Southern Copper Corp.	439	31,494
Steel Dynamics, Inc.	816	88,887

	Shares	Value
Stepan Co.	97	$9,269
Summit Materials, Inc. - Class A (b)	580	21,953
SunCoke Energy, Inc.	791	6,225
Sylvamo Corp.	156	6,310
The Chemours Co.	824	30,397
The Mosaic Co.	1,821	63,735
The Scotts Miracle-Gro Co.	175	10,971
The Sherwin-Williams Co.	1,248	331,369
TimkenSteel Corp. (b)	104	2,243
TriMas Corp.	223	6,130
Trinseo PLC	260	3,294
Tronox Holdings PLC	721	9,164
United States Steel Corp.	1,234	30,862
Vulcan Materials Co.	706	159,161
Warrior Met Coal, Inc.	276	10,750
Westlake Corp.	157	18,757
Westrock Co.	1,284	37,326
Worthington Industries, Inc.	112	7,781
		6,111,897
Real Estate — 2.9%
Acadia Realty Trust	676	9,728
Agree Realty Corp.	517	33,807
Alexander & Baldwin, Inc.	497	9,234
Alexandria Real Estate Equities, Inc.	863	97,942
American Assets Trust, Inc.	228	4,378
American Homes 4 Rent - Class A	1,623	57,535
American Tower Corp.	2,407	466,814
Americold Realty Trust, Inc.	988	31,912
Anywhere Real Estate, Inc. (b)	595	3,975
Apartment Income REIT Corp.	833	30,063
Apartment Investment and Management Co. - Class A	826	7,037
Apple Hospitality REIT, Inc.	1,244	18,797
Armada Hoffler Properties, Inc.	467	5,455
AvalonBay Communities, Inc.	750	141,952
Boston Properties, Inc.	852	49,067
Brandywine Realty Trust	646	3,004

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.6% (a) (Continued)
Real Estate — 2.9% (Continued)
Brixmor Property Group, Inc.	1,591	$35,002
Broadstone Net Lease, Inc.	915	14,128
Camden Property Trust	560	60,967
CareTrust REIT, Inc.	403	8,004
CBL & Associates Properties, Inc.	204	4,496
CBRE Group, Inc. - Class A (b)	1,557	125,665
Centerspace	64	3,927
Chatham Lodging Trust	425	3,978
Community Healthcare Trust, Inc.	154	5,085
Corporate Office Properties Trust	686	16,292
Cousins Properties, Inc.	839	19,129
Crown Castle, Inc.	2,203	251,010
CubeSmart	1,192	53,235
DiamondRock Hospitality Co.	1,103	8,835
Digital Realty Trust, Inc.	1,541	175,474
DigitalBridge Group, Inc.	763	11,224
Douglas Emmett, Inc.	854	10,735
Easterly Government Properties, Inc.	627	9,091
EastGroup Properties, Inc.	227	39,407
Elme Communities	425	6,987
Empire State Realty Trust, Inc. - Class A	745	5,580
EPR Properties	422	19,750
Equinix, Inc.	488	382,563
Equity Commonwealth	482	9,765
Equity LifeStyle Properties, Inc.	896	59,933
Equity Residential	1,973	130,159
Essential Properties Realty Trust, Inc.	830	19,538
Essex Property Trust, Inc.	346	81,068
eXp World Holdings, Inc. (c)	540	10,951
Extra Space Storage, Inc.	704	104,790
Farmland Partners, Inc.	384	4,689

	Shares	Value
Federal Realty Investment Trust	414	$40,063
First Industrial Realty Trust, Inc.	727	38,269
Four Corners Property Trust, Inc.	497	12,624
Gaming and Leisure Properties, Inc.	1,308	63,386
Getty Realty Corp.	219	7,407
Gladstone Commercial Corp.	312	3,859
Gladstone Land Corp.	269	4,377
Global Medical REIT, Inc.	581	5,305
Global Net Lease, Inc.	703	7,227
Healthcare Realty Trust, Inc.	2,086	39,342
Healthpeak Properties, Inc.	2,894	58,169
Highwoods Properties, Inc.	510	12,194
Host Hotels & Resorts, Inc.	3,796	63,887
Hudson Pacific Properties, Inc.	815	3,439
Independence Realty Trust, Inc.	1,266	23,066
Innovative Industrial Properties, Inc.	150	10,951
InvenTrust Properties Corp.	443	10,251
Invitation Homes, Inc.	3,210	110,424
Iron Mountain, Inc.	1,543	87,673
JBG SMITH Properties	497	7,475
Jones Lang LaSalle, Inc. (b)	269	41,910
Kennedy-Wilson Holdings, Inc.	609	9,945
Kilroy Realty Corp.	620	18,656
Kimco Realty Corp.	3,143	61,980
Kite Realty Group Trust	1,127	25,177
Lamar Advertising Co. - Class A	463	45,953
Life Storage, Inc.	448	59,566
LTC Properties, Inc.	251	8,288
LXP Industrial Trust	1,665	16,234
Marcus & Millichap, Inc.	126	3,970
Medical Properties Trust, Inc. (c)	3,394	31,428
Mid-America Apartment Communities, Inc.	613	93,090

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.6% (a) (Continued)
Real Estate — 2.9% (Continued)
National Health Investors, Inc.	228	$11,952
National Storage Affiliates Trust	458	15,952
NETSTREIT Corp.	318	5,683
Newmark Group, Inc. - Class A	765	4,758
NexPoint Residential Trust, Inc.	152	6,913
NNN REIT, Inc.	936	40,051
Office Properties Income Trust	228	1,756
Omega Healthcare Investors, Inc.	1,238	37,994
Orion Office REIT, Inc.	291	1,923
Outfront Media, Inc.	722	11,350
Paramount Group, Inc.	1,239	5,489
Park Hotels & Resorts, Inc.	982	12,589
Pebblebrook Hotel Trust	664	9,256
Phillips Edison & Co., Inc.	626	21,334
Physicians Realty Trust	1,241	17,362
Piedmont Office Realty Trust, Inc. - Class A	597	4,340
Plymouth Industrial REIT, Inc.	286	6,584
PotlatchDeltic Corp.	420	22,197
Prologis, Inc.	4,818	590,831
Public Storage	704	205,483
Rayonier, Inc.	777	24,398
Realty Income Corp.	3,488	208,548
Redfin Corp. (b)	630	7,825
Regency Centers Corp.	946	58,434
Retail Opportunity Investments Corp.	725	9,795
Rexford Industrial Realty, Inc.	1,095	57,181
RLJ Lodging Trust	855	8,781
RPT Realty	620	6,479
Ryman Hospitality Properties, Inc.	287	26,668
Sabra Health Care REIT, Inc.	1,058	12,453
Safehold, Inc. (b)	300	7,119
Saul Centers, Inc.	131	4,825

	Shares	Value
SBA Communications Corp.	573	$132,798
Service Properties Trust	463	4,023
Simon Property Group, Inc.	1,723	198,972
SITE Centers Corp.	809	10,695
SL Green Realty Corp. (c)	357	10,728
Spirit MTA REIT (b)(d)(e)	300	—
Spirit Realty Capital, Inc.	735	28,944
STAG Industrial, Inc.	961	34,481
Star Holdings (b)	78	1,144
Summit Hotel Properties, Inc.	268	1,745
Sun Communities, Inc.	648	84,538
Sunstone Hotel Investors, Inc.	940	9,513
Tanger Factory Outlet Centers, Inc.	420	9,269
Tejon Ranch Co. (b)	50	860
Terreno Realty Corp.	399	23,980
The Howard Hughes Corp. (b)	236	18,625
The Macerich Co.	1,343	15,136
The St Joe Co.	268	12,955
UDR, Inc.	1,725	74,106
UMH Properties, Inc.	256	4,091
Universal Health Realty Income Trust	117	5,567
Urban Edge Properties	447	6,897
Ventas, Inc.	2,122	100,307
Veris Residential, Inc. (b)	278	4,462
VICI Properties, Inc.	4,363	137,129
Vornado Realty Trust	895	16,235
Welltower, Inc.	2,485	201,012
Weyerhaeuser Co.	3,903	130,790
WP Carey, Inc.	1,024	69,181
Xenia Hotels & Resorts, Inc.	560	6,894
Zillow Group, Inc. - Class A (b)	352	17,318
Zillow Group, Inc. - Class C (b)	835	41,967
		6,568,407
Utilities — 2.4%
ALLETE, Inc.	284	16,463
Alliant Energy Corp.	1,377	72,265
Altus Power, Inc. (b)	429	2,317

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.6% (a) (Continued)
Utilities — 2.4% (Continued)
Ameren Corp.	1,376	$112,378
American Electric Power Co., Inc.	2,702	227,508
American States Water Co.	220	19,140
American Water Works Co., Inc.	915	130,616
Atmos Energy Corp.	755	87,837
Avangrid, Inc.	428	16,127
Avista Corp.	333	13,077
Black Hills Corp.	353	21,272
California Water Service Group	289	14,921
CenterPoint Energy, Inc.	3,376	98,410
Chesapeake Utilities Corp.	102	12,138
Clearway Energy, Inc. - Class A	327	8,829
Clearway Energy, Inc. - Class C	471	13,452
CMS Energy Corp.	1,542	90,592
Consolidated Edison, Inc.	1,892	171,037
Constellation Energy Corp.	1,735	158,839
Dominion Energy, Inc.	4,290	222,179
DTE Energy Co.	1,103	121,352
Duke Energy Corp.	4,032	361,832
Edison International	2,046	142,095
Entergy Corp.	1,091	106,231
Essential Utilities, Inc.	1,206	48,131
Evergy, Inc.	1,252	73,142
Eversource Energy	1,841	130,564
Exelon Corp.	5,070	206,552
FirstEnergy Corp.	3,026	117,651
Hawaiian Electric Industries, Inc.	557	20,163
IDACORP, Inc.	268	27,497
MGE Energy, Inc.	224	17,721
Middlesex Water Co.	136	10,970
Montauk Renewables, Inc. (b)	328	2,440
National Fuel Gas Co.	454	23,317
New Jersey Resources Corp.	563	26,574
NextEra Energy, Inc.	10,209	757,508
NiSource, Inc.	2,199	60,143

	Shares	Value
Northwest Natural Holding Co.	223	$9,600
NorthWestern Corp.	330	18,731
NRG Energy, Inc.	1,246	46,588
OGE Energy Corp.	1,042	37,418
ONE Gas, Inc.	287	22,044
Ormat Technologies, Inc.	300	24,138
Otter Tail Corp.	196	15,476
PG&E Corp. (b)	8,975	155,088
Pinnacle West Capital Corp.	577	47,002
PNM Resources, Inc.	480	21,648
Portland General Electric Co.	500	23,415
PPL Corp.	3,706	98,061
Public Service Enterprise Group, Inc.	2,545	159,342
Sempra Energy	1,658	241,388
SJW Group	180	12,620
Southwest Gas Holdings, Inc.	325	20,686
Spire, Inc.	291	18,461
Sunnova Energy International, Inc. (b)(c)	690	12,634
The AES Corp.	3,582	74,255
The Southern Co.	5,378	377,805
The York Water Co.	128	5,283
UGI Corp.	1,205	32,499
Unitil Corp.	106	5,375
Vistra Corp.	1,751	45,964
WEC Energy Group, Inc.	1,685	148,684
Xcel Energy, Inc.	2,018	125,459
		5,562,944
Total Common Stocks (Cost $63,666,296)		225,124,676

WARRANT — 0.0% (f)
Triumph Group, Inc. (b)	58	5
Total Warrant (Cost $304)		5

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
RIGHT — 0.0% (f)
ABIOMED, Inc. (b)(d)(e)	239	$—
Total Right (Cost $0)		—

Total Investments at Value — 98.6% (Cost $63,666,600)		225,124,681
Other Assets in Excess of Liabilities — 1.4%		3,128,120
Net Assets — 100.0%		$228,252,801

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Non-income producing security.
(c)	This security or a partial position of this security is on loan at June 30, 2023. The total fair value of securities on loan at June 30, 2023 was $1,040,774 (Note 8).
(d)	Illiquid security. The total fair value of such securities is $0 as of June 30, 2023, representing 0.0% of net assets.
(e)	Level 3 security. Security has been valued at fair value by the valuation designee. The total value of such securities is $0 as of June 30, 2023, representing 0.0% of net assets.
(f)	Represents less than 0.1%.

The Accompanying Footnotes are an Integral Part of this Schedule of Investments.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments	June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 77.4%
Australia — 2.9%
Accent Group Ltd.	82,209	$92,290
Allkem Ltd. (a)	2,470	26,686
ANZ Group Holdings Ltd.	1,701	26,973
Atlassian Corp. - Class A (a)	8,110	1,360,939
BHP Group Ltd.	10,223	305,025
BlueScope Steel Ltd.	920	12,692
Centuria Industrial REIT	63,078	130,535
Charter Hall Group	26,512	189,881
Cochlear Ltd.	1,955	299,150
Codan Ltd.	5,579	29,997
Computershare Ltd.	8,061	126,208
CSL Ltd.	6,126	1,133,612
Emeco Holdings Ltd.	57,028	24,751
Endeavour Group Ltd.	14,574	61,389
EVT Ltd.	3,703	29,103
FleetPartners Group Ltd. (a)	24,816	42,776
Grange Resources Ltd.	108,811	38,972
Insurance Australia Group Ltd.	7,544	28,742
JB Hi-Fi Ltd.	5,315	155,419
Lendlease Corp. Ltd.	25,187	130,329
Medibank Pvt Ltd.	103,784	244,231
Neuren Pharmaceuticals Ltd. (a)	2,307	18,863
Northern Star Resources Ltd.	27,388	222,338
Nufarm Ltd.	8,165	27,901
Orica Ltd.	1,253	12,427
Perenti Ltd. (a)	187,542	128,375
Perseus Mining Ltd.	115,725	128,515
Premier Investments Ltd.	3,166	43,022
Qantas Airways Ltd. (a)	4,190	17,375
QBE Insurance Group Ltd.	22,038	231,941
Ridley Corp. Ltd.	124,712	166,609
Sandfire Resources Ltd. (a)	10,159	40,277
Seven Group Holdings Ltd.	1,490	24,586
Seven West Media Ltd. (a)	71,252	17,859
Sigma Healthcare Ltd.	168,249	94,600
South32 Ltd	26,383	66,538
Technology One Ltd.	17,464	183,200
Telstra Group Ltd.	14,358	41,210
Terracom Ltd.	83,930	23,702
The Lottery Corp. Ltd.	1,241	4,256

	Shares	Value
Ventia Services Group Pty Ltd.	109,104	$220,994
Viva Energy Group Ltd. (b)	12,273	24,727
Washington H Soul Pattinson & Co. Ltd.	803	17,023
WiseTech Global Ltd.	2,920	156,433
Woolworths Group Ltd.	1,641	43,541
Yancoal Australia Ltd.	7,717	23,669
		6,469,681
Austria — 0.2%
ANDRITZ AG	1,666	92,968
AT&S Austria Technologie & Systemtechnik AG	1,538	55,226
Porr Ag	7,196	101,947
Telekom Austria AG	21,676	160,442
Wienerberger AG	1,124	34,425
		445,008
Belgium — 0.1%
Bekaert SA	2,509	113,727
Melexis NV	1,202	118,308
Telenet Group Holding NV	2,739	61,653
Tessenderlo Group SA	660	21,617
		315,305
Bermuda — 0.5%
Arch Capital Group Ltd. (a)	14,733	1,102,765

Brazil — 1.1%
Aliansce Sonae Shopping Centers SA	26,300	135,504
Ambev SA	381,300	1,227,945
Banco do Brasil SA	33,800	349,422
BB Seguridade Participacoes SA	1,200	7,706
Cia de Saneamento Basico do Estado de Sao Paulo SABESP	1,600	18,960
Cia de Saneamento do Parana	14,900	68,055
Engie Brasil Energia SA	1,700	16,236
Jalles Machado SA	19,500	30,625
Petroreconcavo SA	8,600	34,521
Raia Drogasil SA	22,800	140,613
Rumo SA	46,200	214,781
Ultrapar Participacoes SA	26,200	103,745

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 77.4% (Continued)
Brazil — 1.1% (Continued)
Vale SA	300	$4,032
WEG SA	15,600	123,218
		2,475,363
Britain — 8.0%
4imprint Group PLC	1,311	80,055
Airtel Africa PLC (b)	32,625	44,804
Ashtead Group PLC	358	24,860
AstraZeneca PLC	12,763	1,828,154
Aviva PLC - Class B (a)	77,570	390,956
BAE Systems PLC	82,310	971,172
Barclays PLC	257,194	502,388
Big Yellow Group PLC	7,633	104,129
Bloomsbury Publishing PLC	3,510	19,436
Bodycote PLC	2,410	19,611
British American Tobacco PLC	4,537	150,522
CentralNic Group PLC	21,207	31,191
Centrica PLC	23,531	37,058
Compass Group PLC	40,366	1,129,171
Dowlais Group PLC (a)	13,411	21,621
Drax Group PLC	7,577	55,827
Dunelm Group PLC	1,619	23,110
Empiric Student Property PLC	58,579	62,778
Ferguson PLC	8,250	1,302,455
Forterra PLC (b)	14,047	28,866
Frasers Group PLC (a)	4,620	41,222
Future PLC	2,042	17,502
Games Workshop Group PLC	380	52,806
Global Ship Lease, Inc. - Class A	3,639	70,597
Greggs PLC	1,366	44,313
GSK PLC	18,023	318,371
Harbour Energy PLC	12,548	36,479
Howden Joinery Group PLC	19,606	160,074
HSBC Holdings PLC	202,544	1,602,006
hVIVO PLC	127,701	23,676
IMI PLC	9,256	193,418
Imperial Brands PLC	5,896	130,389
Indivior PLC (a)	1,925	44,644
InterContinental Hotels Group PLC	2,511	173,401

	Shares	Value
J D Wetherspoon PLC (a)	4,751	$40,625
J Sainsbury PLC	317,399	1,086,574
Johnson Service Group PLC	47,396	62,272
Legal & General Group PLC	12,133	35,172
Lloyds Banking Group PLC	154,058	85,406
Man Group PLC	61,064	169,389
Marks & Spencer Group PLC (a)	33,022	80,788
Mitchells & Butlers PLC (a)	26,000	67,393
Morgan Advanced Materials PLC	17,034	59,439
NatWest Group PLC	158,347	486,181
Next 15 Group PLC	10,872	93,735
OSB Group PLC	19,208	117,634
Oxford Instruments PLC	1,481	51,375
Pagegroup PLC	6,798	34,665
Pets at Home Group PLC	8,577	41,069
Reckitt Benckiser Group PLC	7,175	538,846
Rightmove PLC	7,105	47,198
Rolls-Royce Holdings PLC (a)	71,165	136,681
RS Group PLC	5,263	50,868
Safestore Holdings PLC	6,753	72,943
Serco Group PLC	67,048	132,580
Shell PLC	14,300	425,764
Shell PLC	50,460	1,518,847
Spirent Communications PLC	17,144	35,659
Standard Chartered PLC	81,785	713,259
Stolt-Nielsen Ltd.	954	24,268
Tesco PLC	322,832	1,020,162
Travis Perkins (a)	70,583	730,495
Unilever PLC	891	46,459
Virgin Money UK PLC	35,357	67,239
Volution Group PLC	8,993	43,229
Watches of Switzerland Group PLC (a)(b)	1,971	15,327
YouGov PLC	3,106	39,485
		17,908,088
Canada — 4.0%
ADENTRA, Inc.	949	23,282
AGF Mangement Ltd. - Class B	5,091	30,206

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 77.4% (Continued)
Canada — 4.0% (Continued)
Air Canada (a)	1,800	$33,955
Alimentation Couche-Tard, Inc.	1,800	92,300
Barrick Gold Corp.	8,400	142,098
Bombardier, Inc. - Class B (a)	1,621	79,915
Boston Pizza Royalties Income Fund	1,101	13,796
Brookfield Corp.	100	3,367
BRP, Inc.	1,738	146,925
Cameco Corp.	1,000	31,319
Canadian National Railway Co.	400	48,438
Canadian Natural Resources Ltd.	100	5,622
Canadian Pacific Kansas City Ltd. (c)	27,510	2,221,983
CCL Industries, Inc. - Class B	1,400	68,819
Cenovus Energy, Inc.	5,400	91,715
CGI, Inc. (a)	2,500	263,635
Crescent Point Energy Corp.	5,735	38,616
Dollarama, Inc.	600	40,636
Doman Building Materials Group Ltd.	11,166	55,208
Enerplus Corp.	2,586	37,480
EQB, Inc.	776	41,004
Fairfax Financial Holdings Ltd.	374	280,141
Finning International, Inc.	3,834	117,936
First Quantum Minerals Ltd.	1,300	30,754
George Weston Ltd.	350	41,379
goeasy Ltd.	957	79,883
Hudbay Minerals, Inc.	4,114	19,720
iA Financial Corp., Inc.	2,749	187,279
IAMGOLD Corp. (a)	13,464	35,674
Imperial Oil Ltd.	2,400	122,794
International Petroleum Corp. (a)	17,781	145,630
Killam Apartment Real Estate Investment Trust	4,276	57,003
Kinross Gold Corp.	31,900	152,186
Lundin Mining Corp.	200	1,567
MDA Ltd. (a)	7,153	44,114

	Shares	Value
North American Construction Group Ltd.	4,337	$82,991
Obsidian Energy Ltd. (a)	5,589	32,697
Onex Corp.	600	33,140
Open Text Corp.	1,900	79,026
Pan American Silver Corp.	4,400	64,103
Parex Resources, Inc.	10,797	216,470
Parkland Corp. (a)	900	22,419
Pason Systems, Inc.	5,602	48,588
Pet Valu Holdings Ltd.	861	19,758
Resolute Forest Products (a)(d)(e)	1,388	—
Royal Bank of Canada	1,500	143,257
Russel Metals, Inc.	784	21,719
Shopify, Inc. - Class A (a)	1,100	71,094
Stella-Jones, Inc.	4,995	257,225
Sun Life Financial, Inc.	3,800	198,096
Suncor Energy, Inc.	1,600	46,934
Teck Resources Ltd. - Class B	100	4,208
TFI International, Inc.	300	34,179
The Descartes Systems Group, Inc. (a)	573	45,901
The Toronto-Dominion Bank	2,500	154,954
Thomson Reuters Corp.	8,916	1,203,795
TMX Group Ltd.	600	13,501
Torex Gold Resources, Inc. (a)	2,784	39,551
Wajax Corp.	1,421	26,752
Waste Connections, Inc.	6,527	932,904
Wheaton Precious Metals Corp.	100	4,325
WSP Global, Inc.	1,600	211,385
		8,835,351
Chile — 0.1%
Enel Americas SA	458,931	61,242
Enel Chile SA	1,031,994	67,062
		128,304
China — 3.2%
Agile Group Holdings Ltd. (a)	142,000	22,591
Alibaba Group Holding Ltd. (a)	121,848	1,267,227
ANTA Sports Products Ltd.	12,300	126,118
AustAsia Group Ltd. (a)	18,440	7,210

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 77.4% (Continued)
China — 3.2% (Continued)
Autohome, Inc. - ADR	143	$4,170
Baidu, Inc. - ADR (a)	3,345	457,964
Baidu, Inc. - Class A (a)	8,200	140,162
Bairong, Inc. (a)(b)	10,000	11,870
Bank of Jiangsu Co. Ltd. - Class A	29,300	29,718
Beijing Jingneng Clean Energy Co. Ltd. - Class H	80,000	19,123
Binjiang Service Group Co. Ltd.	7,500	19,795
BYD Co. Ltd. - Class A	1,400	50,020
BYD Co. Ltd. - Class H	4,500	143,923
Central China Management Co. Ltd.	194,000	9,303
Chaoju Eye Care Holdings Ltd.	31,000	18,379
China BlueChemical Ltd. - Class H	132,000	29,722
China Construction Bank Corp. - Class H	267,000	173,138
China Datang Corp. Renewable Power Co. Ltd. - Class H	126,000	42,199
China Galaxy Securities Co. Ltd. - Class H	138,800	74,364
China Pacific Insurance Group Co. Ltd. - Class H	12,200	31,594
China Petroleum & Chemical Corp. - Class H	204,000	120,004
China SCE Group Holdings Ltd.	167,000	10,450
China XLX Fertiliser Ltd.	33,000	14,150
COSCO SHIPPING Holdings Co. Ltd. - Class A	5,900	7,651
Daqo New Energy Corp. - ADR (a)	573	22,748
E-Commodities Holdings Ltd.	132,000	17,720
Excellence Commercial Property & Facilities Management Group Ltd.	56,000	18,380
FinVolution Group - ADR	8,182	37,637
First Tractor Co. Ltd. - Class H	70,000	33,147

	Shares	Value
Fu Shou Yuan International Group Ltd.	42,000	$28,950
Fufeng Group Ltd.	127,000	64,304
GF Securities Co. Ltd. - Class H	289,400	400,582
Hello Group, Inc. - ADR	2,130	20,469
Industrial & Commercial Bank of China Ltd. - Class H	293,100	156,431
iQIYI, Inc. - ADR (a)	6,031	32,206
JD.com, Inc. - Class A	3,641	61,942
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. - Class A	3,700	67,069
Kingsoft Corp. Ltd.	8,200	32,440
Kweichow Moutai Co. Ltd. - Class A	600	139,902
LexinFintech Holdings Ltd. - ADR (a)	8,269	18,936
Li Auto, Inc. - Class A (a)	14,334	250,467
LONGi Green Energy Technology Co. Ltd. - Class A	11,988	47,310
Meituan - Class B (a)(b)	408	6,413
NetDragon Websoft Holdings Ltd.	9,500	17,897
NetEase, Inc.	1,900	36,922
Noah Holdings Ltd. - ADR	1,150	16,192
PetroChina Co. Ltd. - Class H	390,000	271,019
PICC Property & Casualty Co. Ltd. - Class H	180,000	200,651
Seazen Group Ltd. (a)	180,000	35,272
Shaanxi Coal Industry Co. Ltd. - Class A	4,600	11,530
Shanxi Coking Coal Energy Group Co. Ltd. - Class A	1,300	1,629
Shanxi Xinghuacun Fen Wine Factory Co. Ltd. - Class A	2,178	55,488
Shenzhen SC New Energy Technology Corp. - Class A	600	9,286
Simcere Pharmaceutical Group Ltd. (b)	26,000	25,779

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 77.4% (Continued)
China — 3.2% (Continued)
Sinopec Engineering Group Co. Ltd. - Class H	200,500	$89,435
TBEA Co. Ltd. - Class A	500	1,537
Tencent Holdings Ltd.	8,780	373,699
Tencent Music Entertainment Group - ADR (a)	15,884	117,224
The People’s Insurance Co. Group of China Ltd. - Class H	17,000	6,178
Tongcheng Travel Holdings Ltd. (a)	25,200	52,889
Tongwei Co. Ltd. - Class A	11,300	53,491
Trip.com Group Ltd. (a)	1,920	67,171
Trip.com Group Ltd. - ADR (a)	14,523	508,305
Unisplendour Corp. Ltd. - Class A	6,300	27,780
Vipshop Holdings Ltd. - ADR (a)	8,165	134,722
Weichai Power Co. Ltd. - Class H	356,000	522,800
West China Cement Ltd.	202,000	20,383
Wuliangye Yibin Co. Ltd. - Class A	700	15,810
XPeng, Inc. - Class A (a)	9,946	65,908
Yuexiu Services Group Ltd.	124,500	45,585
		7,072,480
Colombia — 0.0% (f)
Interconexion Electrica SA ESP	108	437
Czech Republic — 0.0% (f)
CEZ AS	823	34,000
Denmark — 2.6%
ALK-Abello A/S (a)	9,349	102,132
AP Moller - Maersk A/S - Class A	72	125,648
AP Moller - Maersk A/S - Class B	8	14,074
Bavarian Nordic A/S (a)	780	22,169
Carlsberg AS - Class B	64	10,233
D/S Norden A/S	3,264	162,789
Danske Bank A/S (a)	18,049	439,560
Dfds A/S	582	21,207

	Shares	Value
DSV A/S	6,380	$1,342,684
H Lundbeck A/S	14,822	70,584
H Lundbeck A/S - Class A	4,773	21,229
ISS A/S	2,218	47,010
Jyske Bank A/S (a)	470	35,745
NKT A/S (a)	420	25,457
Novo Nordisk A/S - Class B	20,981	3,388,720
NTG Nordic Transport Group A/S (a)	501	31,673
Per Aarsleff Holding A/S	605	29,790
		5,890,704
Egypt — 0.1%
Abou Kir Fertilizers & Chemical Industries	26,954	38,861
Egypt Kuwait Holding Co. SAE	43,770	50,286
Telecom Egypt Co.	34,136	28,607
		117,754
Finland — 1.0%
Incap Oyj	2,110	23,214
Kemira Oyj	3,618	57,604
Metso Oyj	6,307	75,979
Nokia Oyj	294,856	1,237,373
Nordea Bank Abp	50,739	552,832
Uponor Oyj	3,549	111,019
Valmet Oyj	1,398	38,900
Wartsila OYJ Abp	11,685	131,654
		2,228,575
France — 6.8%
Accor SA	24,574	913,801
Amundi SA (b)	22,727	1,343,206
AXA SA	797	23,546
Bureau Veritas SA	3,911	107,278
Capgemini SE	691	130,904
Catana Group	7,520	57,499
Cie de Saint-Gobain	891	54,278
Cie Generale des Etablissements Michelin SCA	46,215	1,366,177
Dassault Aviation SA	502	100,445
Dassault Systemes SE	10,503	465,768
Edenred	811	54,305
Elis SA	4,094	79,586
Engie SA	14,218	236,490

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 77.4% (Continued)
France — 6.8% (Continued)
Equasens	255	$23,566
Hermes International	138	300,212
Jacquet Metals SACA	893	18,523
Kering SA	876	485,163
La Francaise des Jeux SAEM (b)	3,556	140,011
L’Oreal SA	123	57,401
LVMH Moet Hennessy Louis Vuitton SE	2,055	1,939,361
Mersen SA	1,384	62,748
Pernod Ricard SA	5,042	1,113,979
Publicis Groupe SA	3,408	265,855
Rexel SA	67,578	1,670,940
Rothschild & Co.	438	22,249
Rubis SCA	793	19,259
Safran SA	3	471
Sanofi	13,181	1,413,046
Schneider Electric SE	9,420	1,716,960
SCOR SE	4,768	140,156
SEB SA	592	61,208
Societe BIC SA	2,685	153,934
Sopra Steria Group SACA	280	55,866
Technip Energies NV	3,904	89,879
Television Francaise 1	4,715	32,387
Thales SA	287	42,961
TotalEnergies SE	1,362	78,060
Verallia SA (b)	3,952	148,380
Virbac SA	197	58,219
		15,044,077
Georgia — 0.0% (f)
TBC Bank Group PLC	1,222	38,319
Germany — 3.4%
Allianz SE	27	6,280
Amadeus Fire AG	155	18,924
Atoss Software AG	492	111,450
Aurubis AG	660	56,552
BASF SE	24,368	1,183,131
Bayer AG	8,090	447,265
Bayerische Motoren Werke AG	135	16,580
Cliq Digital AG	2,490	67,772
Covestro AG (a)(b)	27,910	1,449,241
Daimler Truck Holding AG	32,780	1,180,232

	Shares	Value
Deutsche Lufthansa AG (a)	21,688	$221,987
Fresenius Medical Care AG & Co. KGaA	19,413	927,140
Gerresheimer AG	374	42,073
Hornbach Holding AG & Co. KGaA	260	20,496
HUGO BOSS AG	1,610	125,679
Immatics NV (a)	1,746	20,149
Infineon Technologies AG	3,597	148,343
K+S AG	917	15,964
Krones AG	1,547	187,614
MBB SE	234	20,401
Mensch und Maschine Software SE	391	23,294
Mercedes-Benz Group AG	2,452	197,341
MTU Aero Engines AG	445	115,302
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	211	79,122
Nemetschek SE	586	43,884
PVA TePla AG (a)	3,720	77,189
Rational AG	198	143,257
Siemens AG	2,050	341,220
Suedzucker AG	1,711	30,485
SUESS MicroTec SE	6,121	162,618
Wacker Chemie AG	157	21,545
Wacker Neuson SE	2,520	61,033
		7,563,563
Greece — 0.1%
Aegean Airlines SA (a)	2,638	30,963
Alpha Services and Holdings SA (a)	21,828	35,786
Danaos Corp.	496	33,128
FF Group (a)(e)	2,880	—
Hellenic Telecommunications Organization SA	2,608	44,683
JUMBO SA	258	7,090
OPAP SA	274	4,781
Piraeus Financial Holdings SA (a)	13,173	43,261

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 77.4% (Continued)
Greece — 0.1% (Continued)
Public Power Corp SA (a)	395	$4,505
		204,197
Hong Kong — 1.7%
AIA Group Ltd.	100,065	1,020,982
Beijing Enterprises Holdings Ltd.	58,500	212,409
Bosideng International Holdings Ltd.	36,000	15,209
Brilliance China Automotive Holdings Ltd.	648,000	263,922
China Overseas Land & Investment Ltd.	286,500	626,174
China Taiping Insurance Holdings Co. Ltd.	37,400	38,940
China Traditional Chinese Medicine Holdings Co. Ltd.	94,000	43,929
First Pacific Co. Ltd.	330,000	114,516
Futu Holdings Ltd. - ADR (a)	1,125	44,708
Galaxy Entertainment Group Ltd. (a)	126,000	804,167
Geely Automobile Holdings Ltd.	33,000	40,215
Gemdale Properties & Investment Corp. Ltd.	1,008,000	58,709
Hong Kong Exchanges & Clearing Ltd.	1,000	38,029
Jardine Matheson Holdings Ltd.	3,900	197,812
Kerry Logistics Network Ltd.	42,500	50,261
Man Wah Holdings Ltd.	50,800	34,044
New World Development Co. Ltd.	2,000	4,940
Skyworth Group Ltd.	76,000	33,641
Tam Jai International Co. Ltd.	115,000	26,476
The United Laboratories International Holdings Ltd.	148,000	123,823
Theme International Holdings Ltd. (a)	300,000	33,800
United Energy Group Ltd. (a)	140,000	13,632
Yue Yuen Industrial Holdings Ltd.	26,000	33,926
		3,874,264

	Shares	Value
Hungary — 0.1%
OTP Bank Nyrt	5,312	$188,736
Richter Gedeon Nyrt	177	4,365
		193,101
India — 2.5%
Aarti Drugs Ltd.	6,286	35,736
Allcargo Logistics Ltd.	9,423	32,688
Allcargo Terminals (a)(d)	4,106	1,911
Axis Bank Ltd.	1,065	12,852
Bank of Baroda	12,009	27,956
Bharat Petroleum Corp. Ltd.	18,012	80,032
Britannia Industries Ltd.	4,306	263,888
BSE Ltd.	20,398	151,557
Caplin Point Laboratories Ltd.	7,681	75,546
Chemplast Sanmar Ltd. (a)	7,498	41,638
CMS Info Systems Ltd.	5,735	25,742
Coal India Ltd.	31,290	88,105
Coromandel International Ltd.	2,254	26,084
EID Parry India Ltd.	3,709	20,941
Finolex Cables Ltd.	5,593	58,750
GHCL Ltd.	7,847	49,333
Godawari Power and Ispat Ltd.	18,279	117,976
Gujarat Pipavav Port Ltd.	20,780	31,116
HCL Technologies Ltd.	24,166	350,943
ICICI Bank Ltd. - ADR	55,090	1,271,477
Indian Oil Corp. Ltd.	41,391	46,112
Indoco Remedies Ltd.	8,529	34,019
Indraprastha Gas Ltd.	8,642	49,965
Infosys Ltd.	3,100	50,245
IRCON International Ltd. (b)	141,019	143,844
ITC Ltd.	26,189	144,338
Kirloskar Ferrous Industries Ltd.	5,485	31,461
Kotak Mahindra Bank Ltd.	9,564	215,378
KPIT Technologies Ltd.	5,135	68,366
Mahindra & Mahindra Ltd.	10,566	187,426
Narayana Hrudayalaya Ltd.	2,246	27,249
NTPC Ltd.	11,567	26,698
Oil & Natural Gas Corp. Ltd.	54,871	107,359
Oil India Ltd.	7,170	21,452
Persistent Systems Ltd.	556	34,061

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 77.4% (Continued)
India — 2.5% (Continued)
Petronet LNG Ltd.	25,721	$69,824
PTC India Ltd.	123,062	172,913
Rail Vikas Nigam Ltd.	26,285	39,074
Rainbow Children’s Medicare Ltd.	2,395	28,049
Redington Ltd.	22,762	51,739
Route Mobile Ltd.	4,923	95,640
Sarda Energy & Minerals Ltd.	1,854	33,335
Shriram Finance Ltd.	808	17,100
Shyam Metalics & Energy Ltd.	9,650	42,310
Siemens Ltd.	2,522	115,901
Sonata Software Ltd.	8,423	103,671
State Bank of India	9,529	66,700
Suven Pharmaceuticals Ltd.	3,857	22,785
Tata Communications Ltd.	1,455	28,328
Tata Consultancy Services Ltd.	7,645	308,467
Tata Motors Ltd. (a)	20,671	150,308
The Karur Vysya Bank Ltd.	84,183	128,171
Transindia Realty (a)(d)	4,106	1,911
WNS Holdings Ltd. - ADR (a)	904	66,643
		5,495,113
Indonesia — 0.3%
Astra International Tbk PT	332,000	151,270
Bank Central Asia Tbk PT	2,200	1,356
Bank Mandiri Persero Tbk PT	10,000	3,502
Bank Negara Indonesia Persero Tbk PT	136,600	83,706
Ciputra Development Tbk PT	689,500	48,677
Dharma Satya Nusantara Tbk PT	1,626,400	58,225
Energi Mega Persada Tbk PT (a)	1,280,600	18,095
Indofood Sukses Makmur Tbk PT	53,100	26,015
Industri Jamu Dan Farmasi Sido Muncul Tbk PT	953,500	46,427
Summarecon Agung Tbk PT	460,700	20,248
Surya Esa Perkasa Tbk PT	643,200	24,850

	Shares	Value
Triputra Agro Persada PT	898,100	$32,935
United Tractors Tbk PT	57,900	90,841
		606,147
Ireland — 2.0%
Accenture PLC - Class A	3,520	1,086,202
Bank of Ireland Group PLC	49,804	475,831
Experian PLC	33,844	1,300,478
Glenveagh Properties PLC (a)(b)	101,278	123,741
ICON PLC (a)	6,120	1,531,224
Keywords Studios PLC	1,040	23,925
		4,541,401
Isle Of Man — 0.0% (f)
Playtech PLC (a)	9,197	68,914
Israel — 0.2%
Africa Israel Residences Ltd.	1,909	91,878
Danel Adir Yeoshua Ltd.	424	30,119
Electra Real Estate Ltd.	3,079	35,231
Inmode Ltd. (a)	1,904	71,114
Isras Investment Co. Ltd.	878	161,872
Nova Ltd. (a)	710	83,283
Perion Network Ltd. (a)	1,120	34,350
		507,847
Italy — 2.5%
Anima Holding SpA (b)	10,594	39,502
Assicurazioni Generali SpA	21,372	435,271
Azimut Holding SpA	1,311	28,340
Banca Monte dei Paschi di Siena SpA (a)	12,252	30,867
Banca Popolare di Sondrio SPA	25,832	107,961
Banco BPM SpA	36,870	171,656
Buzzi SpA	2,400	60,193
Carel Industries SpA (b)	1,465	44,183
Danieli & C Officine Meccaniche SpA	1,380	25,348
El.En. SpA	2,495	29,960
Enel SpA	119,052	801,971
Ferrari NV	7,749	2,536,913
Intesa Sanpaolo SpA	124,902	328,282
Iren SpA	11,747	21,830
Iveco Group NV (a)	5,747	51,911
Leonardo SpA	14,931	169,637
Moncler SpA	3,320	229,723
OVS SpA (b)	19,825	55,068

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 77.4% (Continued)
Italy — 2.5% (Continued)
Reply SpA	388	$44,060
Sanlorenzo SpA	1,028	44,178
Sesa SpA	150	18,722
SOL SpA	2,487	71,842
UniCredit SpA	6,192	144,399
Webuild SpA	25,455	48,110
		5,539,927
Japan — 9.9%
Advantest Corp.	2,400	321,515
Air Water, Inc.	3,700	51,422
ANA Holdings, Inc. (a)	3,100	73,962
AOKI Holdings, Inc.	16,500	100,935
Aoyama Trading Co. Ltd.	9,700	89,302
Argo Graphics, Inc.	2,000	54,428
Astellas Pharma, Inc.	3,600	53,645
BayCurrent Consulting, Inc.	2,400	90,167
Bell System24 Holdings, Inc.	5,700	53,950
BML, Inc.	1,000	20,151
Bushiroad, Inc.	5,300	28,420
Canon, Inc.	18,700	493,456
Chiyoda Corp. (a)	13,100	32,403
Chubu Electric Power Co., Inc.	14,900	181,961
CMIC Holdings Co. Ltd.	6,500	87,361
Credit Saison Co. Ltd.	1,600	24,636
Daihatsu Diesel Manufacturing Co. Ltd.	24,300	122,438
Daihen Corp.	700	27,120
Dai-ichi Life Holdings, Inc.	1,100	21,101
Daiken Corp.	8,200	130,846
Daishinku Corp.	10,500	47,643
Disco Corp.	600	94,923
Doutor Nichires Holdings Co. Ltd.	6,200	90,774
Eiken Chemical Co. Ltd.	9,800	105,037
Electric Power Development Co. Ltd.	7,400	108,772
Fast Retailing Co. Ltd.	200	51,345
FreakOut Holdings, Inc. (a)	5,100	42,406
Fukuoka Financial Group, Inc.	19,100	394,258

	Shares	Value
Fukuyama Transporting Co. Ltd.	1,800	$50,228
H.U. Group Holdings, Inc.	3,100	59,270
Heiwa Corp.	5,800	101,015
Hisamitsu Pharmaceutical Co., Inc.	1,000	26,243
Hokko Chemical Industry Co. Ltd.	2,900	20,399
Honda Motor Co. Ltd.	20,200	610,213
Horiba Ltd.	600	34,469
HS Holdings Co. Ltd.	9,000	62,040
IDOM, Inc.	12,100	73,941
Inpex Corp.	100	1,115
Inui Global Logistics Co. Ltd.	5,600	50,827
ISB Corp.	4,100	47,922
Ishihara Sangyo Kaisha Ltd.	6,900	63,107
Isuzu Motors Ltd.	66,100	804,765
Itfor, Inc.	4,700	34,977
J Trust Co. Ltd.	7,800	23,500
Jaccs Co. Ltd.	2,100	73,592
Japan Airlines Co. Ltd.	1,000	21,723
Japan Post Bank Co. Ltd.	9,900	77,564
Japan Post Holdings Co. Ltd.	10,000	71,906
Japan Tobacco, Inc.	5,000	109,595
JFE Holdings, Inc.	400	5,740
Juroku Financial Group, Inc.	2,900	62,969
Kanto Denka Kogyo Co. Ltd.	3,100	21,288
Kawasaki Heavy Industries Ltd.	5,900	151,511
Kawasaki Kisen Kaisha Ltd.	1,800	43,669
KDDI Corp.	500	15,453
Keyence Corp.	2,880	1,362,004
Kobe Steel Ltd.	14,500	134,160
Komatsu Ltd.	50,100	1,355,621
Komeri Co. Ltd.	2,400	48,918
Komori Corp.	19,000	124,503
Konoike Transport Co. Ltd.	5,200	59,897
Kumiai Chemical Industry Co. Ltd.	6,700	52,423
Kurabo Industries Ltd.	2,200	34,864
Kuraray Co. Ltd.	2,700	26,331

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 77.4% (Continued)
Japan — 9.9% (Continued)
Kureha Corp.	2,400	$137,506
KYB Corp.	1,000	35,258
Lasertec Corp.	300	45,342
Look Holdings, Inc.	2,100	35,382
Macnica Holdings, Inc.	2,600	108,541
Mandom Corp.	4,100	41,273
Marubeni Corp.	10,400	177,671
Maruzen Showa Unyu Co. Ltd.	2,600	71,103
Matsuda Sangyo Co. Ltd.	8,800	139,192
Maxell Ltd.	2,600	28,955
Mazda Motor Corp.	22,500	219,891
Megmilk Snow Brand Co. Ltd.	8,500	115,316
MINEBEA MITSUMI, Inc.	31,800	602,184
Miroku Jyoho Service Co. Ltd.	7,200	78,776
Mitsubishi Corp.	12,000	581,689
Mitsubishi Electric Corp.	1,900	26,700
Mitsubishi Heavy Industries Ltd.	3,200	149,709
Mitsubishi Shokuhin Co. Ltd.	4,800	124,217
Mitsubishi UFJ Financial Group, Inc.	26,400	194,868
Mitsui & Co. Ltd.	2,500	94,066
Mizuho Financial Group, Inc.	22,400	341,893
Morinaga & Co. Ltd.	2,900	90,821
MS&AD Insurance Group Holdings, Inc.	2,500	89,079
MTG Co. Ltd.	4,300	45,174
Namura Shipbuilding Co. Ltd.	18,600	81,320
NEC Corp.	1,700	82,656
NHK Spring Co. Ltd.	9,400	68,828
Nihon Dempa Kogyo Co. Ltd.	3,900	35,305
Nippon Chemi-Con Corp. (a)	2,900	25,379
NIPPON EXPRESS HOLDINGS, Inc.	1,100	62,038
NIPPON REIT Investment Corp.	11	26,094

	Shares	Value
Nippon Telegraph & Telephone Corp.	30,000	$35,547
Nippon Thompson Co. Ltd.	27,800	115,150
Nipro Corp.	11,600	82,286
Nishi-Nippon Financial Holdings, Inc.	10,400	92,931
Nisshin Seifun Group, Inc.	3,700	45,724
Nissui Corp.	22,400	100,628
NS United Kaiun Kaisha Ltd.	2,500	59,667
Okamoto Machine Tool Works Ltd.	1,300	57,660
OKUMA Corp.	1,100	59,159
Ono Pharmaceutical Co. Ltd.	10,000	181,318
Oriental Shiraishi Corp	53,200	114,160
Osaka Gas Co. Ltd.	600	9,204
Otsuka Corp.	400	15,566
Outsourcing, Inc.	2,500	23,863
Pacific Industrial Co. Ltd.	2,200	19,955
Pressance Corp.	9,600	135,383
Qol Holdings Co. Ltd.	4,000	48,251
Recruit Holdings Co. Ltd.	6,700	213,821
Renesas Electronics Corp. (a)	10,900	206,280
Resona Holdings, Inc.	148,300	710,630
Round One Corp.	10,200	40,509
San ju San Financial Group, Inc.	3,900	43,004
Sanko Gosei Ltd.	18,700	83,969
Sanyo Shokai Ltd.	3,700	49,515
SCREEN Holdings Co. Ltd.	600	68,152
Seikagaku Corp.	9,700	50,913
Senshu Electric Co. Ltd.	700	17,902
Shibaura Machine Co. Ltd.	3,100	105,181
Shimadzu Corp.	2,500	77,398
Shin-Etsu Chemical Co. Ltd.	13,000	432,078
Shionogi & Co. Ltd.	2,400	101,400
SK-Electronics Co. Ltd.	3,000	36,408
SoftBank Corp.	7,600	81,305
SOSiLA Logistics REIT, Inc.	30	27,241
Subaru Corp.	47,600	900,597
SUMCO Corp.	1,300	18,400
Sumitomo Corp.	20,200	429,179
Sumitomo Forestry Co. Ltd.	1,700	41,337

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 77.4% (Continued)
Japan — 9.9% (Continued)
Sumitomo Mitsui Financial Group, Inc.	8,900	$380,930
Sun Frontier Fudousan Co. Ltd.	15,400	153,275
T&D Holdings, Inc.	22,200	327,988
Taisei Corp.	2,700	94,436
Takara Leben Real Estate Investment Corp.	144	96,575
Takasago International Corp.	2,500	47,055
Take And Give Needs Co. Ltd.	4,800	39,068
Takeda Pharmaceutical Co. Ltd.	18,900	594,047
The 77 Bank Ltd.	3,300	59,119
The Bank of Iwate Ltd.	1,200	17,191
The Oita Bank Ltd.	2,200	33,250
The Shiga Bank Ltd.	2,100	39,639
Tokyo Gas Co. Ltd.	14,300	312,421
Tokyo Seimitsu Co. Ltd.	1,100	60,891
Tokyotokeiba Co. Ltd.	1,000	27,353
Tokyu Fudosan Holdings Corp.	22,400	128,211
Tokyu REIT, Inc.	258	344,192
Topre Corp.	6,600	73,321
Toray Industries, Inc.	92,700	517,894
Tosoh Corp.	2,800	33,196
Toyo Engineering Corp. (a)	10,800	44,387
Toyota Motor Corp.	7,500	119,858
Toyota Tsusho Corp.	1,300	64,895
Traders Holdings Co. Ltd.	5,800	22,992
TV Asahi Holdings Corp.	2,000	22,868
United Arrows Ltd.	1,600	27,721
Universal Entertainment Corp. (a)	6,900	117,715
WingArc1st, Inc.	1,300	21,470
Xebio Holdings Co. Ltd.	7,200	54,509
Yamazaki Baking Co. Ltd.	2,800	37,912
Yokogawa Electric Corp.	8,400	154,154
Yorozu Corp.	3,100	20,606
Z Holdings Corp.	33,700	81,382
		21,970,557

	Shares	Value
Jersey — 0.0% (f)
Centamin PLC	31,921	$37,124
Luxembourg — 0.5%
ArcelorMittal SA	40,748	1,110,162
Malaysia — 0.2%
Bumi Armada Bhd (a)	708,900	71,779
Genting Bhd	2,700	2,354
Heineken Malaysia Bhd	28,800	161,037
Hong Leong Financial Group Bhd	1,100	4,163
Lynas Rare Earths Ltd. (a)	8,009	36,876
MISC Bhd	20,700	31,758
UMW Holdings Bhd	43,600	35,154
		343,121
Mauritius — 0.0% (f)
Capital Ltd.	76,573	92,055
Mexico — 0.4%
Alfa SAB de CV - Class A	38,300	23,696
Arca Continental SAB de CV	17,400	178,585
Cemex SAB de CV (a)	45,500	32,164
Coca-Cola Femsa SAB de CV	3,810	31,816
Controladora Vuela Cia de Aviacion SAB de CV - Class A (a)	88,700	124,212
FIBRA Macquarie Mexico (b)	25,200	44,652
Fomento Economico Mexicano SAB de CV	11,100	122,828
GCC SAB de CV	5,500	46,893
Genomma Lab Internacional SAB de CV - Class B	36,100	27,797
Grupo Aeroportuario del Sureste SAB de CV - Class B	5,610	156,822
Grupo Financiero Banorte SAB de CV	1,300	10,695
Grupo Mexico SAB de CV - Class B	700	3,366
Nemak SAB de CV (a)(b)	217,500	51,589
Orbia Advance Corp. SAB de CV	10,200	21,840
Promotora y Operadora de Infraestructura SAB de CV	9,060	90,923
		967,878

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 77.4% (Continued)
Netherlands — 4.7%
Adyen NV (a)(b)	1,140	$1,975,185
ASM International NV	3,123	1,328,150
ASML Holding NV	1,324	958,407
ASML Holding NV - ADR	1,980	1,435,005
ASR Nederland NV	3,521	158,368
Eurocommercial Properties NV	2,013	46,733
Heijmans NV - CVA	3,472	41,089
Heineken NV	3,901	401,460
ING Groep NV	90,135	1,217,238
Koninklijke Philips NV	50,141	1,085,071
Ordina NV	18,630	115,266
Randstad NV	23,569	1,242,128
Signify NV (b)	1,849	51,847
Van Lanschot Kempen NV - CVA	4,143	139,065
Wolters Kluwer NV	1,862	236,428
		10,431,440
New Zealand — 0.1%
Air New Zealand Ltd. (a)	312,671	149,958
Summerset Group Holdings Ltd.	8,448	49,775
Xero Ltd. (a)	738	58,982
		258,715
Norway — 0.3%
Austevoll Seafood ASA	2,543	17,571
BW Offshore Ltd.	7,035	17,172
DNB Bank ASA	19,671	367,764
Europris ASA (b)	8,367	55,813
Grieg Seafood ASA	2,532	15,847
Norske Skog ASA (a)(b)	6,806	26,778
Rana Gruber ASA	12,433	64,761
		565,706
Philippines — 0.2%
BDO Unibank, Inc.	61,962	154,551
Bloomberry Resorts Corp. (a)	492,900	98,967
Megaworld Corp.	526,000	19,042
Metro Pacific Investments Corp.	850,000	73,601
Robinsons Land Corp.	260,500	67,598
		413,759
Poland — 0.1%
Ciech SA	2,020	26,589

	Shares	Value
mBank SA (a)	539	$53,867
PGE Polska Grupa Energetyczna SA (a)	34,845	62,234
Powszechna Kasa Oszczednosci Bank Polski SA	2,647	23,554
Powszechny Zaklad Ubezpieczen SA	6,900	66,918
Tauron Polska Energia SA (a)	104,819	71,129
		304,291
Portugal — 0.1%
Banco Comercial Portugues SA - Class R	252,997	60,710
Jeronimo Martins SGPS SA	4,348	119,876
Sonae SGPS SA	108,213	106,448
		287,034
Russia — 0.0% (f)
Novolipetsk Steel PJSC (a)(d)(e)	46,050	—
PhosAgro PJSC - GDR (a)(d)(e)	5,089	—
Sberbank of Russia PJSC (d)(e)	29,200	—
Severstal PAO (a)(d)(e)	608	—
Surgutneftegas PJSC (d)(e)	168,940	—
Tatneft PJSC (d)(e)	19,624	—
		—
Saudi Arabia — 0.1%
Arab National Bank	2,791	19,635
Etihad Etisalat Co.	3,280	42,127
National Medical Care Co.	938	32,240
Saudi Awwal Bank	530	5,400
Saudi Telecom Co.	2,993	34,720
The Co. for Cooperative Insurance	1,017	38,000
The Savola Group	1,369	15,161
		187,283
Singapore — 0.4%
Best World International Ltd. (a)	14,200	19,282
BW Energy Ltd. (a)	12,987	31,229
DBS Group Holdings Ltd.	12,300	287,603
First Resources Ltd.	30,500	31,460
Golden Agri-Resources Ltd.	148,700	27,105
ISDN Holdings Ltd.	160,000	54,626

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 77.4% (Continued)
Singapore — 0.4% (Continued)
Jiutian Chemical Group Ltd.	733,900	$29,855
Lendlease Global Commercial REIT	190,200	92,978
Raffles Medical Group Ltd.	77,400	77,949
Sasseur Real Estate Investment Trust	167,000	87,137
Sea Ltd. - ADR (a)	504	29,252
Singapore Airlines Ltd.	13,400	70,918
United Overseas Bank Ltd.	1,400	29,022
		868,416
South Africa — 0.4%
Fortress Real Estate Investments Ltd. (a)	193,200	132,048
Fortress Real Estate Investments Ltd. - Class B (a)	166,666	44,824
Gold Fields Ltd.	9,844	136,748
Harmony Gold Mining Co. Ltd.	10,066	42,662
Investec PLC	27,052	152,042
MTN Group Ltd.	3,355	24,686
MultiChoice Group	7,059	35,817
Old Mutual Ltd.	101,562	65,419
Resilient REIT Ltd.	12,224	27,508
Reunert Ltd.	6,086	19,022
Sappi Ltd.	9,664	20,026
Shoprite Holdings Ltd.	11,243	134,811
The Bidvest Group Ltd.	5,777	80,302
Vukile Property Fund Ltd.	117,487	78,296
		994,211
South Korea — 2.0%
AfreecaTV Co. Ltd.	477	26,682
Asia Paper Manufacturing Co. Ltd.	728	18,977
BNK Financial Group, Inc.	8,451	44,573
CJ Corp.	526	27,336
DB HiTek Co. Ltd.	2,458	118,641
DB Insurance Co. Ltd.	589	33,455
DGB Financial Group, Inc.	4,019	22,251
Dongwon Systems Corp.	1,212	34,290
Doosan Bobcat, Inc. (a)	1,724	77,121
Eo Technics Co. Ltd.	544	46,501
F&F Holdings Co. Ltd.	995	15,165

	Shares	Value
Foosung Co. Ltd.	1,920	$18,676
GOLFZON Co. Ltd.	366	32,313
Hanmi Pharm Co. Ltd.	328	76,959
Hanwha Life Insurance Co. Ltd. (a)	33,298	65,473
HD Hyundai Co. Ltd.	137	6,251
HD Hyundai Infracore Co. Ltd.	5,084	46,284
Humedix Co. Ltd.	1,909	51,606
Hwa Shin Co. Ltd.	3,070	42,437
Hyundai Marine & Fire Insurance Co. Ltd.	2,394	56,650
Hyundai Motor Co.	1,031	162,222
INTOPS Co. Ltd.	1,491	38,532
JB Financial Group Co. Ltd.	20,466	132,045
Jeisys Medical, Inc. (a)	12,419	97,903
Jin Air Co. Ltd. (a)	1,793	22,820
KB Financial Group, Inc. (a)	8,090	293,348
KG Chemical Corp.	566	18,807
Kia Corp.	6,068	409,171
KIWOOM Securities Co. Ltd.	1,905	128,417
KoMiCo Ltd.	1,190	56,036
Korean Air Lines Co. Ltd.	6,436	119,270
LF Corp.	2,819	36,349
LG Uplus Corp.	2,552	20,821
LIG Nex1 Co. Ltd.	351	21,659
MegaStudyEdu Co. Ltd.	727	28,703
Meritz Financial Group, Inc.	1,044	33,038
Mgame Corp (a)	6,202	34,089
NAVER Corp.	28	3,920
NH Investment & Securities Co. Ltd.	5,415	39,414
OCI Co. Ltd. (a)	72	6,666
OCI Holdings Co. Ltd.	877	75,774
Orion Corp.	966	88,067
Paik Kwang Industrial Co. Ltd.	5,691	32,876
Samchully Co. Ltd.	205	16,882
Samsung C&T Corp.	290	23,327
Samsung Card Co. Ltd.	875	19,690
Samsung Electronics Co. Ltd.	16,733	922,263
Samsung Publishing Co. Ltd.	1,206	19,262

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 77.4% (Continued)
South Korea — 2.0% (Continued)
Samsung Securities Co. Ltd.	162	$4,445
Sangsin Energy Display Precision Co. Ltd.	4,032	58,120
Shinhan Financial Group Co. Ltd.	19,280	499,094
Shinsegae, Inc.	238	32,281
SL Corp.	1,921	53,874
Vitzrocell Co. Ltd.	2,648	45,612
Youngone Corp.	753	36,996
		4,493,434
Spain — 1.0%
Amadeus IT Group SA (a)	1,779	135,633
Banco Bilbao Vizcaya Argentaria SA	3,296	25,415
Banco de Sabadell SA	53,294	61,621
CaixaBank SA	178,942	742,226
Endesa SA	855	18,368
Energia Innovacion y Desarrollo Fotovoltaico SA (a)(d)	531	17,244
Gestamp Automocion SA (b)	13,099	61,631
Grifols SA (a)	2,029	26,023
Iberdrola SA	41,664	544,211
Industria de Diseno Textil SA	10,738	417,196
Laboratorios Farmaceuticos Rovi SA	1,695	78,377
Prosegur Cia de Seguridad SA	9,848	17,507
Red Electrica Corp. SA	238	3,997
		2,149,449
Sweden — 2.2%
Assa Abloy AB - Class B	19,265	462,442
Atlas Copco AB - Class A	58,979	850,612
Atlas Copco AB - Class B	36,971	460,643
Betsson AB - Class B	13,745	146,410
BioGaia AB - Class B	1,709	18,384
Bravida Holding AB (b)	3,013	28,956
Castellum AB (c)	12,555	119,945
Essity AB - Class B	166	4,418
Evolution AB (b)	11,990	1,519,369
Fortnox AB	14,069	83,092
G5 Entertainment AB	1,113	20,599

	Shares	Value
Hemnet Group AB	5,512	$96,475
HMS Networks AB	922	45,169
Hoist Finance AB (a)(b)	7,368	19,108
Inwido AB	2,126	19,357
Modern Times Group MTG AB - Class B (a)	8,110	51,730
NCAB Group AB	3,282	25,570
New Wave Group AB - Class B	8,858	77,964
Nibe Industrier AB (a)	2,447	23,258
Nordic Waterproofing Holding AB	2,182	27,880
Nyfosa AB	5,550	30,794
Sectra AB - Class B	7,633	127,978
Skandinaviska Enskilda Banken AB - Class A	15,577	172,343
SkiStar AB	1,675	17,929
SSAB AB - Class B	28,470	197,427
Sweco AB (a)	1,599	17,611
Transtema Group AB (a)	10,415	17,572
Trelleborg AB - Class B	3,833	93,023
Volvo AB - Class A	5,919	126,228
Wihlborgs Fastigheter AB	5,276	38,157
		4,940,443
Switzerland — 4.3%
ABB Ltd.	13	512
Alcon, Inc.	4,059	337,245
Barry Callebaut AG	78	150,570
Basilea Pharmaceutica AG (a)	686	32,449
Belimo Holding AG (a)	59	29,437
Cie Financiere Richemont SA	196	33,256
Coca-Cola HBC AG	5,650	168,349
Comet Holding AG	241	61,519
dormakaba Holding AG	69	31,022
DSM-Firmenich AG (a)	108	11,622
Ferrexpo PLC	7,905	8,987
Galenica AG (b)	438	35,378
Glencore PLC	4,334	24,585
Implenia AG	911	44,256
Inficon Holding AG	69	83,237
Julius Baer Group Ltd.	11,991	756,067
Leonteq AG	2,162	99,048
Lonza Group AG	1,260	752,460
Mobilezone Holding AG	2,003	30,795

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 77.4% (Continued)
Switzerland — 4.3% (Continued)
Nestle SA	16,575	$1,994,382
Novartis AG	4,724	476,781
Roche Holding AG	3,921	1,198,240
SFS Group AG	310	40,913
Sika AG	5,572	1,593,718
Swiss Re AG	4,966	500,055
Swissquote Group Holding SA	137	28,572
Temenos AG	1,262	100,483
UBS Group AG	46,549	947,069
		9,571,007
Taiwan — 3.0%
Accton Technology Corp.	20,000	226,656
Advanced International Multitech Co. Ltd.	15,000	38,398
Advantech Co. Ltd.	6,000	79,079
Allied Supreme Corp.	2,000	20,613
Ardentec Corp.	60,000	117,814
Asia Vital Components Co. Ltd.	3,000	26,244
Asustek Computer, Inc.	3,000	30,486
Chicony Power Technology Co. Ltd.	49,000	143,158
China Man-Made Fiber Corp. (a)	281,000	74,368
Chroma ATE, Inc.	5,000	40,601
Compal Electronics, Inc.	93,000	87,626
CTBC Financial Holding Co. Ltd.	109,000	87,151
Delta Electronics, Inc.	2,000	22,239
Depo Auto Parts Ind Co. Ltd.	40,000	152,131
Elitegroup Computer Systems Co. Ltd.	26,000	26,531
Eva Airways Corp.	64,000	82,056
Far Eastern Department Stores Ltd.	117,000	90,301
Far EasTone Telecommunications Co. Ltd.	23,000	58,107
Fitipower Integrated Technology, Inc.	13,000	60,277

	Shares	Value
Formosa Advanced Technologies Co. Ltd.	39,000	$54,910
Getac Holdings Corp.	55,000	118,500
Global Brands Manufacture Ltd.	60,000	88,686
Global Unichip Corp.	1,000	51,956
Globalwafers Co. Ltd.	3,000	48,140
Gold Circuit Electronics Ltd.	5,100	24,047
Grape King Bio Ltd.	11,000	59,405
Hon Hai Precision Industry Co. Ltd.	373,961	1,361,126
Innodisk Corp.	2,000	20,958
International Games System Co. Ltd.	4,000	79,786
King Yuan Electronics Co. Ltd.	35,000	64,464
L&K Engineering Co. Ltd.	16,000	31,525
Liton Technology Corp.	32,366	39,767
Lotes Co. Ltd.	4,000	110,928
Micro-Star International Co. Ltd.	24,000	136,543
Nan Pao Resins Chemical Co. Ltd.	10,000	52,930
Nan Ya Printed Circuit Board Corp.	3,000	25,641
Novatek Microelectronics Corp.	5,000	68,884
Pan German Universal Motors Ltd.	2,000	21,785
Quanta Computer, Inc.	17,000	83,284
Realtek Semiconductor Corp.	6,400	80,077
Sanyang Motor Co. Ltd.	33,000	95,657
Sincere Navigation Corp.	28,000	18,141
Sinon Corp.	15,000	17,198
Sitronix Technology Corp.	3,000	22,735
Standard Chemical & Pharmaceutical Co. Ltd.	48,000	111,038
TaiDoc Technology Corp.	8,000	47,885
Taiwan Semiconductor Manufacturing Co. Ltd.	104,600	1,949,255
Ton Yi Industrial Corp.	81,000	51,495
Topkey Corp.	3,000	18,683
United Integrated Services Co. Ltd.	11,000	77,311

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 77.4% (Continued)
Taiwan — 3.0% (Continued)
Voltronic Power Technology Corp.	1,000	$63,404
Wiwynn Corp.	3,000	137,720
		6,697,700
Thailand — 0.4%
Amata Corp. PCL	62,800	39,386
Ichitan Group PCL	282,000	110,001
Krung Thai Bank PCL - NVDR	62,700	34,397
Minor International PCL - NVDR	34,000	32,903
PTT Exploration & Production PCL - NVDR	30,200	128,191
Sappe PCL	24,500	56,244
SCB X PCL	135,300	407,373
		808,495
Turkey — 0.2%
Akbank TAS	291,697	227,952
BIM Birlesik Magazalar AS	644	4,228
Haci Omer Sabanci Holding AS	30,982	55,060
Migros Ticaret AS	8,495	69,527
MLP Saglik Hizmetleri AS (a)(b)	6,525	19,100
Sok Marketler Ticaret AS (a)	26,189	33,697
Turkcell Iletisim Hizmetleri AS	47,020	65,731
Turkiye Is Bankasi AS - Class C	6,921	3,763
Turkiye Petrol Rafinerileri AS	8,127	24,887
		503,945
United Arab Emirates — 0.3%
Abu Dhabi Commercial Bank PJSC	181,484	400,685
Abu Dhabi Islamic Bank PJSC	40,079	116,329
Emirates NBD Bank PJSC	14,122	56,951
Orascom Construction PLC	6,316	25,141
		599,106
United States — 3.0%
Aon PLC - Class A	5,390	1,860,628
EPAM Systems, Inc. (a)	2,840	638,290

	Shares	Value
International Game Technology PLC	1,275	$40,660
Linde PLC	2,640	1,006,051
Mettler-Toledo International, Inc. (a)	690	905,032
ResMed, Inc.	3,730	815,005
Southern Copper Corp.	818	58,683
STERIS PLC	5,780	1,300,384
		6,624,733
Vietnam — 0.2%
Vietnam Dairy Products JSC	149,900	451,692

Total Common Stocks (Cost $143,963,225)		172,372,441

PREFERRED STOCKS — 1.0%
Brazil — 0.4%
Cia de Ferro Ligas da Bahia FERBASA	10,400	104,777
Cia de Saneamento do Parana	211,600	194,445
Cia Energetica de Minas Gerais	104,900	281,299
Itau Unibanco Holding SA	51,921	307,956
Metalurgica Gerdau SA	19,400	48,093
Petroleo Brasileiro SA	5,300	32,698
Unipar Carbocloro SA - Class B	2,350	38,856
		1,008,124
Colombia — 0.0% (f)
Bancolombia SA	2,997	20,108
Germany — 0.5%
Bayerische Motoren Werke AG	1,812	206,031
Schaeffler AG	12,440	76,616
Volkswagen AG	5,940	796,719
		1,079,366
Russia — 0.0% (f)
Surgutneftegas PJSC (d)(e)	270,800	—
South Korea — 0.1%
Hyundai Motor Co.	1,280	106,842
Hyundai Motor Co.	792	65,574
		172,416
Total Preferred Stocks (Cost $2,906,528)		2,280,014

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Par Value	Value
U.S. TREASURY OBLIGATIONS — 1.1%
U.S. Treasury Notes — 1.1%
0.250%, due 09/30/23	$33,000	$32,603
0.250%, due 06/15/24	250,000	238,008
0.750%, due 11/15/24	60,000	56,428
4.250%, due 05/31/25	287,000	283,413
4.625%, due 06/30/25	29,000	28,869
0.250%, due 10/31/25	59,000	53,247
3.625%, due 05/15/26	140,000	136,588
4.125%, due 06/15/26	116,000	114,822
0.875%, due 09/30/26	236,000	211,146
1.250%, due 11/30/26	361,000	325,238
1.500%, due 01/31/27	18,900	17,122
2.750%, due 04/30/27	1,000	945
3.250%, due 06/30/27	2,600	2,500
3.625%, due 05/31/28	175,000	171,199
4.000%, due 06/30/28	111,000	110,393
1.625%, due 05/15/31	288,000	244,800
2.750%, due 08/15/32	18,500	16,962
4.125%, due 11/15/32	141,400	144,515
3.375%, due 05/15/33	223,300	215,380
Total U.S. Treasury Obligations (Cost $2,543,183)		2,404,178

AGENCY MORTGAGE-BACKED OBLIGATIONS INTEREST-ONLY STRIPS — 0.1%
Freddie Mac Multifamily Structured Pass Through Certificates
Series K-1501, 0.370%, due 04/25/30, Callable: 02/25/30 (g)	2,663,066	50,997
Series K-110, 1.696%, due 04/25/30, Callable: 02/25/30 (g)	497,520	42,705
Series K-118, 0.958%, due 09/25/30, Callable: 06/25/30 (g)	994,350	52,368
Total Agency Mortgage-Backed Obligations Interest-Only Strips (Cost $115,711)		146,070

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 2.3%
Alen 2021-ACEN Mortgage Trust
Series 2021-ACEN, 7.586%, due 04/15/34 (1 Month U.S. LIBOR + 2.250%) (b)(h)	$200,000	$149,187
BBCMS 2018-TALL Mortgage Trust
Series 2018-TALL, 6.141%, due 03/15/37 (1 Month U.S. LIBOR + 0.872%) (b)(h)	200,000	179,854
BBCMS 2021-AGW Mortgage Trust
Series 2021-AGW, 6.586%, due 06/15/36, Callable: 06/15/24 (1 Month U.S. LIBOR + 1.250%) (b)(h)	100,000	93,657
BX Commercial Mortgage Trust 2020-VKNG
Series 2020-VKNG, 6.736%, due 10/15/37 (1 Month SOFR Rate + 1.514%) (b)(h)	70,000	68,254
BX Trust 2022-PSB
Series 2022-PSB, 7.673%, due 08/15/39 (1 Month SOFR Rate + 2.451%) (b)(h)	178,524	177,631
CIM Trust 2021-J3
Series 2021-J3, 2.500%, due 06/25/51, Callable: 04/25/45 (b)(g)	520,319	404,447
COLT 2021-2 Mortgage Loan Trust
Series 2021-2, 0.924%, due 08/25/66, Callable: 07/25/23 (b)(g)	228,003	161,185
Deephaven Residential Mortgage Trust 2022-2
Series 2022-2, 4.300%, due 03/25/67, Callable: 04/25/25 (b)(g)	343,268	319,571
GS Mortgage Securities Corp Trust 2018-HART
Series 2018-HART, 6.373%, due 10/15/31 (1 Month U.S. LIBOR + 1.090%) (b)(h)	177,944	168,944
GS Mortgage-Backed Securities Trust 2021-PJ10
Series 2021-PJ10, 2.500%, due 03/25/52, Callable: 04/25/43 (b)(g)	422,276	361,508
GSCG Trust 2019-600C
Series 2019-600C, 2.936%, due 09/06/34 (b)	200,000	169,486

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 2.3% (Continued)
JP Morgan Chase Commercial Mortgage Securities Trust 2019-ICON
Series A, 3.884%, due 01/05/34 (b)	$150,000	$147,112
JP Morgan Mortgage Trust 2017-2
Series 2017-2, 3.500%, due 05/25/47, Callable: 11/25/32 (b)(g)	55,544	48,852
JP Morgan Mortgage Trust 2018-5
Series 2018-5, 3.500%, due 10/25/48, Callable: 09/25/34 (b)(g)	109,546	96,331
JP Morgan Mortgage Trust 2019-1
Series 2019-1, 4.000%, due 05/25/49, Callable: 07/25/23 (b)(g)	10,563	9,713
JP Morgan Mortgage Trust 2019-INV3
Series 2019-INV3, 3.500%, due 05/25/50, Callable: 12/25/28 (b)(g)	114,706	102,734
JP Morgan Mortgage Trust 2020-2
Series 2020-2, 3.500%, due 07/25/50, Callable: 01/25/26 (b)(g)	70,648	60,693
JP Morgan Mortgage Trust 2021-7
Series TR, 2.500%, due 11/25/51, Callable: 01/25/45 (b)(g)	248,940	194,125
JP Morgan Mortgage Trust 2021-14
Series 2021-14, 2.500%, due 05/25/52, Callable: 04/25/43 (b)(g)	217,612	174,863
JP Morgan Mortgage Trust 2022-5
Series 2022-5, 2.500%, due 09/25/52, Callable: 03/25/48 (b)(g)	373,741	291,445
JP Morgan Mortgage Trust 2022-6
Series 2022-6, 3.000%, due 11/25/52, Callable: 04/25/41 (b)(g)	185,614	154,705
JP Morgan Mortgage Trust 2023-2
Series 2023-2, 5.000%, due 07/25/53, Callable: 01/25/48 (b)(g)	94,829	90,795

	Par Value	Value
JP Morgan Trust 2015-3
Series 2015-3, 3.500%, due 05/25/45, Callable: 07/25/24 (b)(g)	$57,359	$51,184
JPMBB Commercial Mortgage Securities Trust 2013-C12
Series B, 3.973%, due 07/15/45, Callable: 07/15/23 (g)	12,559	12,260
Morgan Stanley Capital I Trust 2016-BNK2
Series C, 3.886%, due 11/15/49, Callable: 11/15/26 (g)	200,000	147,416
Provident Funding Mortgage Trust 2021-J1
Series FLT, 2.000%, due 10/25/51, Callable: 06/25/45 (b)(g)	200,000	116,292
PSMC 2020-3 Trust
Series 2020-3, 3.000%, due 11/25/50, Callable: 12/25/30 (b)(g)	65,769	56,138
Sequoia Mortgage Trust 2013-3
Series 2013-3, 2.500%, due 03/25/43, Callable: 01/25/25 (g)	78,802	66,227
Sequoia Mortgage Trust 2019-CH2
Series 2019-CH2, 4.500%, due 08/25/49, Callable: 10/25/23 (b)(g)	1,609	1,559
Sequoia Mortgage Trust 2019-CH3
Series 2019-CH3, 4.000%, due 09/25/49, Callable: 06/25/26 (b)(g)	5,776	5,335
Sequoia Mortgage Trust 2020-4
Series 2020-4, 2.500%, due 11/25/50, Callable: 07/25/42 (b)(g)	200,000	140,377
Sequoia Mortgage Trust 2021-1
Series A-7, 2.500%, due 03/25/51, Callable: 09/25/46 (b)(g)	400,000	270,347
SLG Office Trust 2021-OVA
Series 2021-OVA, 2.585%, due 07/15/41 (b)	220,000	176,011

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 2.3% (Continued)
Wells Fargo Commercial Mortgage Trust 2021-FCMT
Series A, 6.536%, due 05/15/31 (1 Month U.S. LIBOR + 1.200%) (b)(h)	$100,000	$95,094
Wells Fargo Mortgage Backed Securities 2020-RR1 Trust
Series A-1, 3.000%, due 05/25/50, Callable: 12/25/36 (b)(g)	95,052	80,627
WFRBS Commercial Mortgage Trust 2014-C21
Series 2014-C21, 4.213%, due 08/15/47, Callable: 08/15/24 (g)	207,000	185,740
Total Non-Agency Mortgage- Backed Obligations (Cost $5,940,359)		5,029,699

NON-AGENCY MORTGAGE-BACKED OBLIGATION INTEREST-ONLY STRIPS — 0.1%
BANK 2020-BNK30
Series 2020-BNK30, 1.307%, due 12/15/53 (g)	971,526	65,140
Benchmark 2020-B19 Mortgage Trust
Series 2020-B19, 1.768%, due 09/17/53, Callable: 10/15/30 (g)	991,709	71,426
DBJPM 20-C9 Mortgage Trust
Series 2020-C9, 1.707%, due 08/15/53, Callable: 06/15/30 (g)	785,563	49,064
Total Non-Agency Mortgage-Backed Obligations Interest-Only Strips (Cost $275,510)		185,630

ASSET-BACKED SECURITIES — 1.6%
ACHV ABS TRUST 2023-1PL
Series 2023-1PL, 6.420%, due 03/18/30, Callable: Currently (b)	65,827	65,841
American Airlines 2015-2 Class AA Pass Through Trust
Series 2015-2, 3.600%, due 03/22/29	86,892	80,023

	Par Value	Value
American Airlines 2016-1 Class AA Pass Through Trust
Series 2016-1, 3.575%, due 07/15/29	$8,978	$8,284
American Airlines 2016-2 Class AA Pass Through Trust
Series 2016-2, 3.200%, due 12/15/29	32,759	29,308
AmeriCredit Automobile Receivables Trust 2021-2
Series TR, 1.010%, due 01/19/27, Callable: 10/18/25	100,000	91,348
Beacon Container Finance II LLC
Series NT, 2.250%, due 10/22/46, Callable: 11/20/23 (b)	83,333	76,202
CLI Funding VIII LLC
Series LLC, 2.720%, due 01/18/47, Callable: 01/18/24 (b)	65,860	55,924
CNH Equipment Trust 2023-A
Series 2023-A, 4.770%, due 10/15/30, Callable: 12/15/27	300,000	294,817
Commonbond Student Loan Trust 2018-C-GS
Series A-1, 3.870%, due 02/25/46, Callable: Currently (b)	83,976	79,290
Exeter Automobile Receivables Trust 2020-3
Series 2020-3, 1.320%, due 07/15/25, Callable: 03/15/25	14,424	14,405
FedEx Corp 2020-1 Class AA Pass Through Trust
Series 2020-1AA, 1.875%, due 08/20/35	232,173	189,510
GM Financial Consumer Automobile Receivables Trust 2023-1
Series B, 5.030%, due 09/18/28, Callable: 08/16/26	200,000	194,242
Kubota Credit Owner Trust 2023-1
Series A-3, 5.020%, due 06/15/27, Callable: 12/15/26 (b)	100,000	98,877
Laurel Road Prime Student Loan Trust 2020-A
Series 1.40000, 1.400%, due 11/25/50, Callable: 10/25/28 (b)	143,665	126,813

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Par Value	Value
ASSET-BACKED SECURITIES — 1.6% (Continued)
Loanpal Solar Loan 2020-2 Ltd.
Series A, 2.750%, due 07/20/47, Callable: 09/20/36 (b)	$195,741	$151,763
Marlette Funding Trust 2021-1
Series C, 1.410%, due 06/16/31, Callable: 03/15/25 (b)	200,000	195,976
Mosaic Solar Loan Trust 2020-2
Series 2020-2, 1.440%, due 08/20/46, Callable: 07/20/33 (b)	80,765	66,427
Mosaic Solar Loans 2017-2 LLC
Series 2017-2, 3.820%, due 06/22/43, Callable: 06/20/29 (b)	276,283	251,138
Navient Private Education Refi Loan Trust 2020-G
Series A, 1.170%, due 09/16/69, Callable: 06/15/27 (b)	102,262	90,794
Navient Private Education Refi Loan Trust 2021-A
Series A, 0.840%, due 05/15/69, Callable: 03/15/28 (b)	62,344	54,119
Navient Private Education Refi Loan Trust 2023-A
Series A, 5.510%, due 10/15/71, Callable: 10/15/32 (b)	198,319	194,998
Oscar US Funding XII LLC
Series 2021-12, 1.000%, due 04/10/28, Callable: 02/10/25 (b)	200,000	186,608
PFS Financing Corp.
Series 2021-A, 0.710%, due 04/15/26, Callable: Currently (b)	100,000	95,714
Santander Consumer Auto Receivables Trust 2021-A
Series 2021-A, 1.030%, due 11/16/26, Callable: 07/15/25 (b)	150,000	138,298
Santander Drive Auto Receivables Trust 2021-2
Series C, 0.900%, due 06/15/26, Callable: 03/15/25	60,776	59,872

	Par Value	Value
SMB Private Education Loan Trust 2020-PTB
Series 1.60000, 1.600%, due 09/15/54, Callable: Currently (b)	$198,251	$174,244
SoFi Consumer Loan Program 2023-1S Trust
Series 2023-1S, 5.810%, due 05/15/31, Callable: 09/15/25 (b)	75,375	75,282
Sofi Professional Loan Program 2018-B Trust
Series 3.34000, 3.340%, due 08/25/47, Callable: 08/25/25 (b)	49,157	47,433
Sunnova Helios IV Issuer LLC
Series A, 2.980%, due 06/20/47, Callable: 06/20/27 (b)	218,241	184,266
Vivint Solar Financing VII LLC
Series LLC, 2.210%, due 07/31/51 (b)	178,385	138,112
Volvo Financial Equipment LLC Series 2020-1
Series A-4, 0.600%, due 03/15/28, Callable: 05/15/24 (b)	150,000	143,897
Total Asset-Backed Securities (Cost $4,003,758)		3,653,825

COLLATERALIZED LOAN OBLIGATIONS — 2.0%
AB BSL CLO 4 Ltd.
Series 2023-4, 6.957%, due 04/20/36, Callable: 04/20/25 (3 Month SOFR Rate + 2.000%) (b)(h)	250,000	250,771
Apidos CLO XXIII
Series XXIII, 6.790%, due 04/15/33, Callable: 07/15/23 (3 Month U.S. LIBOR + 1.220%) (b)(h)	400,000	392,006
Arbor Realty Commercial Real Estate Notes 2021-FL2 Ltd.
Series B, 6.936%, due 05/15/36, Callable: 12/15/23 (1 Month U.S. LIBOR + 1.600%) (b)(h)	450,000	428,231

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Par Value	Value
COLLATERALIZED LOAN OBLIGATIONS — 2.0% (Continued)
Betony CLO 2 Ltd.
Series 2018, 6.711%, due 04/30/31, Callable: 07/30/23 (3 Month U.S. LIBOR + 1.080%) (b)(h)	$250,000	$247,232
CARLYLE US CLO 2021-1 Ltd.
Series LTD, 6.710%, due 04/15/34, Callable: 07/15/23 (3 Month U.S. LIBOR + 1.140%) (b)(h)	250,000	245,878
Madison Park Funding XXI Ltd.
Series FLT, 6.970%, due 10/15/32, Callable: 07/15/23 (3 Month U.S. LIBOR + 1.400%) (b)(h)	250,000	245,061
Marble Point CLO XIV Ltd.
Series FLT, 6.868%, due 01/20/32, Callable: 07/20/23 (3 Month U.S. LIBOR + 1.280%) (b)(h)	490,000	481,540
MF1 2021-FL7 Ltd.
Series 2021-FL7, 7.394%, due 10/16/36, Callable: 10/16/23 (1 Month U.S. LIBOR + 2.050%) (b)(d)(h)	200,000	186,711
Neuberger Berman Loan Advisers CLO 34 Ltd.
Series FLT, 6.566%, due 01/20/35, Callable: 07/20/23 (3 Month SOFR Rate + 1.240%) (b)(h)	250,000	245,955
Oaktree CLO 2019-1 Ltd.
Series 2019-1R, 6.717%, due 04/22/30, Callable: 07/22/23 (3 Month U.S. LIBOR + 1.110%) (b)(h)	250,000	246,000
Octagon Investment Partners 48 Ltd.
Series A-R, 6.738%, due 10/20/34, Callable: 10/20/23 (3 Month U.S. LIBOR + 1.150%) (b)(h)	400,000	392,286

	Par Value	Value
Palmer Square CLO 2019-1 Ltd.
Series 2019-1R, 6.471%, due 11/14/34, Callable: 11/14/23 (3 Month U.S. LIBOR + 1.150%) (b)(h)	$250,000	$245,811
Ready Capital Mortgage Financing 2021-FL5 LLC
Series 2021-FL5, 7.162%, due 04/25/38, Callable: 03/25/24 (1 Month U.S. LIBOR + 1.750%) (b)(h)	400,000	388,571
TCI-Symphony CLO 2016-1 Ltd.
Series FLT, 6.583%, due 10/13/32, Callable: 07/13/23 (3 Month U.S. LIBOR + 1.020%) (b)(h)	500,000	493,848
Total Collateralized Loan Obligations (Cost $4,578,252)		4,489,901

CORPORATE BONDS — 4.3%
Bermuda — 0.0% (f)
Triton Container International Ltd.
2.050%, due 04/15/26, Callable: 03/15/26 (b)	114,000	99,549
Britain — 0.2%
HSBC Holdings PLC
2.206%, due 08/17/29, Callable: 08/17/28 (SOFR Rate + 1.285%) (h)	200,000	166,910
Royalty Pharma PLC
1.200%, due 09/02/25, Callable: 08/02/25	64,000	57,839
1.750%, due 09/02/27, Callable: 07/02/27	178,000	152,452
2.200%, due 09/02/30, Callable: 06/02/30	70,000	56,272
		433,473
Canada — 0.2%
Enbridge, Inc.
1.600%, due 10/04/26, Callable: 09/04/26	114,000	100,936
Nutrien Ltd.
5.950%, due 11/07/25	98,000	98,622
Royal Bank of Canada
1.200%, due 04/27/26	91,000	81,109

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Par Value	Value
CORPORATE BONDS — 4.3% (Continued)
Canada — 0.2% (Continued)
The Bank of Nova Scotia
2.700%, due 08/03/26	$111,000	$102,122
		382,789
Cayman Islands — 0.1%
Avolon Holdings Funding Ltd.
2.125%, due 02/21/26, Callable: 01/21/26 (b)	204,000	180,413
France — 0.1%
BNP Paribas SA
2.819%, due 11/19/25, Callable: 11/19/24 (3 Month U.S. LIBOR + 1.111%) (b)(h)	200,000	190,463
Japan — 0.0% (f)
Mitsubishi UFJ Financial Group, Inc.
3.761%, due 07/26/23	70,000	69,931
Sumitomo Mitsui Trust Bank Ltd.
2.800%, due 03/10/27 (b)	71,000	64,800
		134,731
United States — 3.7%
AbbVie, Inc.
3.800%, due 03/15/25, Callable: 12/15/24	128,000	124,303
Amazon.com Inc
1.500%, due 06/03/30, Callable: 03/03/30	108,000	88,770
Ameren Illinois Co.
3.800%, due 05/15/28, Callable: 02/15/28	80,000	75,891
American Express Co.
2.250%, due 03/04/25, Callable: 02/01/25	69,000	65,258
American Honda Finance Corp.
1.200%, due 07/08/25	74,000	68,080
American International Group, Inc.
3.900%, due 04/01/26, Callable: 01/01/26	30,000	28,784
Amgen, Inc.
3.200%, due 11/02/27, Callable: 08/02/27	117,000	109,249
Apple, Inc.
1.200%, due 02/08/28, Callable: 12/08/27	91,000	78,726

	Par Value	Value
Assurant, Inc.
4.200%, due 09/27/23, Callable: 08/27/23	$10,000	$9,960
AT&T, Inc.
2.250%, due 02/01/32, Callable: 11/01/31	146,000	115,644
Bank of America Corp.
4.000%, due 01/22/25	75,000	72,967
0.976%, due 04/22/25, Callable: 04/22/24 (SOFR Rate + 0.690%) (h)	196,000	187,684
1.734%, due 07/22/27, Callable: 07/22/26 (SOFR Rate + 0.960%) (h)	325,000	289,882
3.593%, due 07/21/28, Callable: 07/21/27 (3 Month SOFR Rate + 1.632%) (h)	67,000	62,376
2.592%, due 04/29/31, Callable: 04/29/30 (SOFR Rate + 2.150%) (h)	177,000	148,139
Blackstone Holdings Finance Co. LLC
1.625%, due 08/05/28, Callable: 06/05/28 (b)	148,000	122,237
Broadcom, Inc.
3.459%, due 09/15/26, Callable: 07/15/26	71,000	66,873
2.450%, due 02/15/31, Callable: 11/15/30 (b)	62,000	50,166
Capital One Financial Corp.
1.878%, due 11/02/27, Callable: 11/02/26 (SOFR Rate + 0.855%) (h)	97,000	82,885
Carrier Global Corp.
2.722%, due 02/15/30, Callable: 11/15/29	145,000	124,400
Caterpillar Financial Services Corp.
3.250%, due 12/01/24	95,000	92,241
Citigroup, Inc.
0.981%, due 05/01/25, Callable: 05/01/24 (SOFR Rate + 0.669%) (h)	137,000	131,112
CVS Health Corp.
3.875%, due 07/20/25, Callable: 04/20/25	247,000	240,241

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Par Value	Value
CORPORATE BONDS — 4.3% (Continued)
United States — 3.7% (Continued)
1.750%, due 08/21/30, Callable: 05/21/30	$146,000	$116,416
Duke Energy Corp.
3.150%, due 08/15/27, Callable: 05/15/27	143,000	131,955
Ecolab, Inc.
4.800%, due 03/24/30, Callable: 12/24/29	64,000	63,923
Entergy Corp.
0.900%, due 09/15/25, Callable: 08/15/25	101,000	90,446
Enterprise Products Operating LLC
2.800%, due 01/31/30, Callable: 10/31/29	73,000	63,901
Equinix, Inc.
1.250%, due 07/15/25, Callable: 06/15/25	133,000	121,345
2.900%, due 11/18/26, Callable: 09/18/26	73,000	66,781
Fidelity National Information Services, Inc.
4.700%, due 07/15/27, Callable: 06/15/27	104,000	101,180
Fiserv, Inc.
3.850%, due 06/01/25, Callable: 03/01/25	55,000	53,316
5.450%, due 03/02/28, Callable: 02/02/28	101,000	101,266
Global Payments, Inc.
1.200%, due 03/01/26, Callable: 02/01/26	61,000	54,114
HCA, Inc.
4.125%, due 06/15/29, Callable: 03/15/29	103,000	95,146
Intel Corp.
3.700%, due 07/29/25, Callable: 04/29/25	34,000	33,085
JPMorgan Chase & Co.
1.470%, due 09/22/27, Callable: 09/22/26 (SOFR Rate + 0.765%) (h)	165,000	145,671
2.947%, due 02/24/28, Callable: 02/24/27 (SOFR Rate + 1.170%) (h)	81,000	74,363

	Par Value	Value
2.069%, due 06/01/29, Callable: 06/01/28 (SOFR Rate + 1.015%) (h)	$54,000	$46,277
1.953%, due 02/04/32, Callable: 02/04/31 (SOFR Rate + 1.065%) (h)	20,000	15,887
2.580%, due 04/22/32, Callable: 04/22/31 (3 Month SOFR Rate + 1.250%) (h)	73,000	60,497
Keurig Dr Pepper, Inc.
4.417%, due 05/25/25, Callable: 03/25/25	17,000	16,675
Kinder Morgan, Inc.
1.750%, due 11/15/26, Callable: 10/15/26	76,000	67,177
Kite Realty Group LP
4.000%, due 10/01/26, Callable: 07/01/26	78,000	70,910
Lowe’s Cos., Inc.
3.350%, due 04/01/27, Callable: 03/01/27	71,000	67,089
Meta Platforms, Inc.
3.500%, due 08/15/27, Callable: 07/15/27	20,000	18,989
3.850%, due 08/15/32, Callable: 05/15/32	29,000	26,882
Morgan Stanley
1.164%, due 10/21/25, Callable: 10/21/24 (SOFR Rate + 0.560%) (h)	101,000	94,357
2.188%, due 04/28/26, Callable: 04/28/25 (SOFR Rate + 1.990%) (h)	235,000	220,606
1.593%, due 05/04/27, Callable: 05/04/26 (SOFR Rate + 0.879%) (h)	183,000	163,830
1.512%, due 07/20/27, Callable: 07/20/26 (SOFR Rate + 0.858%) (h)	122,000	108,120
2.699%, due 01/22/31, Callable: 01/22/30 (SOFR Rate + 1.143%) (h)	9,000	7,660
2.239%, due 07/21/32, Callable: 07/21/31 (SOFR Rate + 1.178%) (h)	37,000	29,343

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Par Value	Value
CORPORATE BONDS — 4.3% (Continued)
United States — 3.7% (Continued)
6.342%, due 10/18/33, Callable: 10/18/32 (SOFR Rate + 2.560%) (h)	$105,000	$111,184
5.297%, due 04/20/37, Callable: 04/20/32 (SOFR Rate + 2.620%) (h)	9,000	8,519
5.948%, due 01/19/38, Callable: 01/19/33 (5 Year CMT Rate + 2.430%) (h)	2,000	1,974
MPLX LP
4.875%, due 12/01/24, Callable: 09/01/24	74,000	72,902
2.650%, due 08/15/30, Callable: 05/15/30	32,000	26,744
Nestle Holdings, Inc.
5.250%, due 03/13/26 (b)	150,000	151,095
NextEra Energy Capital Holdings, Inc.
4.625%, due 07/15/27, Callable: 06/15/27	103,000	100,680
Nucor Corp.
4.300%, due 05/23/27, Callable: 04/23/27	69,000	66,722
Oracle Corp.
3.250%, due 11/15/27, Callable: 08/15/27	109,000	101,168
2.950%, due 04/01/30, Callable: 01/01/30	211,000	184,218
O’Reilly Automotive, Inc.
3.600%, due 09/01/27, Callable: 06/01/27	146,000	137,721
Ovintiv Exploration, Inc.
5.375%, due 01/01/26, Callable: 10/01/25	101,000	100,243
Parker-Hannifin Corp.
4.250%, due 09/15/27, Callable: 08/15/27	102,000	98,723
PepsiCo, Inc.
2.625%, due 07/29/29, Callable: 04/29/29	84,000	75,574
Phillips 66
0.900%, due 02/15/24, Callable: 07/17/23	71,000	68,785

	Par Value	Value
Plains All American Pipeline LP
4.650%, due 10/15/25, Callable: 07/15/25	$101,000	$98,258
PPG Industries, Inc.
1.200%, due 03/15/26, Callable: 02/15/26	113,000	101,085
Raytheon Technologies Corp.
3.200%, due 03/15/24, Callable: 01/15/24	92,000	90,410
Realty Income Corp.
3.250%, due 01/15/31, Callable: 10/15/30	120,000	104,550
Ross Stores, Inc.
4.600%, due 04/15/25, Callable: 03/15/25	120,000	117,734
Sabine Pass Liquefaction LLC
5.000%, due 03/15/27, Callable: 09/15/26	57,000	56,145
Sierra Pacific Power Co.
2.600%, due 05/01/26, Callable: 02/01/26	128,000	119,218
Southwestern Electric Power Co.
1.650%, due 03/15/26, Callable: 02/15/26	91,000	82,237
Steel Dynamics, Inc.
1.650%, due 10/15/27, Callable: 08/15/27	73,000	62,111
The AES Corp.
1.375%, due 01/15/26, Callable: 12/15/25	71,000	63,435
The Boeing Co.
4.875%, due 05/01/25, Callable: 04/01/25	75,000	73,815
The Goldman Sachs Group, Inc.
0.855%, due 02/12/26, Callable: 02/12/25 (SOFR Rate + 0.609%) (h)	91,000	83,939
The Home Depot, Inc.
1.500%, due 09/15/28, Callable: 07/15/28	103,000	88,115
The Walt Disney Co.
2.000%, due 09/01/29, Callable: 06/01/29	72,000	61,248
T-Mobile USA, Inc.
2.250%, due 02/15/26, Callable: 07/11/23	126,000	115,774

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Par Value	Value
CORPORATE BONDS — 4.3% (Continued)
United States — 3.7% (Continued)
3.750%, due 04/15/27, Callable: 02/15/27	$57,000	$53,973
Trans-Allegheny Interstate Line Co.
3.850%, due 06/01/25, Callable: 03/01/25 (b)	108,000	103,912
United Airlines 2014-2 Class A Pass Through Trust
Series A, 3.750%, due 03/03/28	—	—
US Bancorp
4.548%, due 07/22/28, Callable: 07/22/27 (SOFR Rate + 1.660%) (h)	42,000	40,142
Verizon Communications, Inc.
4.329%, due 09/21/28	73,000	70,366
2.355%, due 03/15/32, Callable: 12/15/31	160,000	128,745
VMware, Inc.
1.000%, due 08/15/24, Callable: 07/11/23	95,000	89,922
Walmart, Inc.
1.050%, due 09/17/26, Callable: 08/17/26	105,000	93,777
WEC Energy Group, Inc.
5.150%, due 10/01/27, Callable: 09/01/27	66,000	65,843
Wells Fargo & Co.
2.406%, due 10/30/25, Callable: 10/30/24 (3 Month SOFR Rate + 1.087%) (h)	182,000	173,434
2.164%, due 02/11/26, Callable: 02/11/25 (3 Month SOFR Rate + 1.012%) (h)	40,000	37,692
		8,245,207
Total Corporate Bonds (Cost $10,444,443)		9,666,625

	Shares	Values
AFFILIATED REGISTERED INVESTMENT COMPANIES — 3.0%
Voya VACS Series EMHCD Fund	126	$1,274
Voya VACS Series HYB Fund	87,702	880,531
Voya VACS Series SC Fund	579,037	5,830,904

Total Investments at Value — 92.9% (Cost $181,863,699)		206,941,092
Other Assets in Excess of Liabilities — 7.1%		15,872,605
Net Assets — 100.0%		$222,813,697

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
CMT	Constant Maturity Treasury
CVA	Certificaten Van Aandelen
GDR	Global Depository Receipt

LIBOR London Interbank Offered Rate

NVDR Non-Voting Depository Receipt

REIT Real Estate Investment Trust

SOFR Secured Overnight Financing Rate

(a)	Non-income producing security.
(b)

Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of June 30, 2023, the value of these investments was $20,296,976, or 9.1% of total net assets.

(c)	This security or a partial position of this security is on loan at June 30, 2023. The total fair value of securities on loan at June 30, 2023 was $2,295,003 (Note 8).
(d)	Illiquid security. The total value of such securities is $207,777 as of June 30, 2023, representing 0.1% of net assets.
(e)	Level 3 security. Security has been valued at fair value by the valuation designee. The total value of such securities is $0 as of June 30, 2023, representing 0.0% of net assets.
(f)	Represents less than 0.1%
(g)	Variable rate security. The coupon is based on an underlying pool of loans. The rate listed is as of June 30, 2023.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

(h)	Variable rate security based on a reference index and spread. The rate listed is as of June 30, 2023.

The Accompanying Footnotes are an Integral Part of this Schedule of Investments.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Total Return Swaps	June 30, 2023 (Unaudited)

Counterparty	Reference Entity	Pay/ Receive Total Return on Reference Entity	Financing Rate	Maturity Date	Payment Frequency	Shares	Notional Amount	Value/ Unrealized Appreciation
Goldman Sachs Bank, USA	MSCI Emerging Markets Total Return Index	Receive	(U.S. Federal Funds Rate + 0.200%)	12/04/2023	At Maturity	25,623	$13,063,041	$1,715,046
Morgan Stanley Capital	MSCI EAFE Total Return Index	Receive	(U.S. Federal Funds Rate + 0.070%)	12/04/2023	Monthly	4,336	31,876,312	6,134,884

Total Return Swap Contracts								$7,849,930

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Futures Contracts	June 30, 2023 (Unaudited)

FUTURES CONTRACTS SOLD SHORT	Contracts	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
2-Year U.S. Treasury Note Future	4	09/29/2023	$794,998	$11,650
5-Year U.S. Treasury Note Future	35	09/29/2023	3,458,163	76,496
10-Year U.S. Treasury Note Future	13	09/20/2023	1,284,900	27,598
U.S. Treasury Long Bond Future	10	09/20/2023	1,076,671	2,869
Ultra 10-Year U.S. Treasury Bond Future	9	09/20/2023	878,761	12,823
Ultra Long-Term U.S. Treasury Bond Future	7	09/20/2023	631,523	(8,711)
Total Futures Contracts Sold Short			$8,125,016	$122,725

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments	June 30, 2023 (Unaudited)

	Par Value	Value
U.S. TREASURY OBLIGATIONS — 10.1%
U.S. Treasury Bonds — 7.5%
2.375%, due 02/15/42	$570,000	$443,888
3.875%, due 05/15/43	244,100	238,226
3.000%, due 02/15/49	1,325,000	1,120,453
2.000%, due 02/15/50	528,000	361,845
3.000%, due 08/15/52	220,000	187,069
3.625%, due 02/15/53	620,000	595,103
3.625%, due 05/15/53	12,550,000	12,067,609
		15,014,193
U.S. Treasury Notes — 2.6%
0.500%, due 02/28/26	135,000	121,268
1.500%, due 01/31/27	815,000	738,339
2.375%, due 03/31/29	330,000	301,331
1.875%, due 02/15/32	515,000	441,130
2.875%, due 05/15/32	1,990,000	1,845,103
2.750%, due 08/15/32	995,000	912,291
3.500%, due 02/15/33	950,000	925,656
3.375%, due 05/15/33	33,900	32,698
		5,317,816
Total U.S. Tereasury Obligations (Cost $20,769,250)		20,332,009

MUNICIPAL BONDS — 0.7%
Board of Regents of the University of Texas System
2.439%, due 08/15/49, Callable: 02/15/49	255,000	168,996

	Par Value	Value
City of Norfolk VA
1.804%, due 10/01/31, Callable: 10/01/30	$90,000	$72,745
City of San Antonio TX Electric & Gas Systems Revenue
5.718%, due 02/01/41	50,000	55,608
Commonwealth of Massachusetts
2.900%, due 09/01/49	85,000	61,476
Louisiana Local Government Environmental Facilities & Community Development Auth
5.198%, due 12/01/39	155,000	158,584
Massachusetts Educational Financing Authority
5.950%, due 07/01/44, Callable: 07/01/33	165,000	165,343
Massachusetts School Building Authority
2.950%, due 05/15/43, Callable: 05/15/30	75,000	60,453
Massachusetts Water Resources Authority
3.120%, due 08/01/39, Callable: 08/01/29	155,000	131,897
South Carolina Public Service Authority
5.740%, due 01/01/30	50,000	50,468
State Board of Administration Finance Corp.
2.154%, due 07/01/30	78,000	65,000
University of Virginia
2.256%, due 09/01/50, Callable: 03/01/50	405,000	260,743
University of Washington
2.618%, due 04/01/42, Callable: 04/01/31	100,000	74,982
Utah Transit Authority
3.443%, due 12/15/42, Callable: 12/15/29	130,000	105,222
Total Municipal Bonds (Cost $1,406,912)		1,431,517

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Par Value	Value
AGENCY MORTGAGE-BACKED OBLIGATIONS — 8.3%
Federal Home Loan Mortgage Corp. — 4.3%
Freddie Mac Pool
4.500%, due 08/01/52	$200,974	$193,197
5.000%, due 08/01/52	119,033	117,674
5.000%, due 10/01/52	173,659	171,350
5.000%, due 11/01/52	99,372	97,717
5.000%, due 11/01/52	238,184	235,464
5.500%, due 11/01/52	159,426	159,730
Fannie Mae REMICS
Series 2989, 1.160%, due 08/15/34 (-7 x 1 Month U.S. LIBOR + 33.950%) (a)	105,699	112,489
Series 4249, 0.746%, due 09/15/43 (-0.75 x 1 Month U.S. LIBOR + 4.650%) (a)	531,152	383,267
Series 4355, 4.000%, due 05/15/44	4,292,976	4,118,468
Freddie Mac STACR REMIC Trust 2021-DNA5
Series 2021-DNA5, 6.719%, due 01/25/34, Callable: 01/25/34 (SOFR 30 Day Average + 1.650%) (a)(b)	291,634	291,228
Freddie Mac STACR REMIC Trust 2022-DNA3
Series FLT, 7.069%, due 04/25/42, Callable: 04/25/27 (SOFR 30 Day Average + 2.000%) (a)(b)	89,748	89,861

	Par Value	Value
Freddie Mac STACR REMIC Trust 2022-DNA4
Series FLT, 7.269%, due 05/25/42, Callable: 05/25/27 (SOFR 30 Day Average + 2.200%) (a)(b)	$162,425	$163,169
Series FLT, 8.419%, due 05/25/42, Callable: 05/25/27 (SOFR 30 Day Average + 3.350%) (a)(b)	125,000	126,325
Freddie Mac STACR REMIC Trust 2022-DNA6
Series FLT, 7.219%, due 09/25/42, Callable: 09/25/27 (SOFR 30 Day Average + 2.150%) (a)(b)	154,909	155,847
Freddie Mac STACR REMIC Trust 2022-DNA7
Series FLT, 7.569%, due 03/25/52, Callable: 09/25/27 (SOFR 30 Day Average + 2.500%) (a)(b)	125,524	126,804
Freddie Mac STACR REMIC Trust 2022-HQA3
Series FLT, 8.619%, due 08/25/42, Callable: 08/25/27 (SOFR 30 Day Average + 3.550%) (a)(b)	125,000	126,963
Freddie Mac STACR REMIC Trust 2020-HQA1
Series 2020-HQA1, 7.083%, due 01/25/50, Callable: 11/25/28 (1 Month U.S. LIBOR + 1.900%) (a)(b)	64,569	64,749

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Par Value	Value
AGENCY MORTGAGE-BACKED OBLIGATIONS — 8.3% (Continued)
Federal Home Loan Mortgage Corp. — 4.3% (Continued)
Freddie Mac STACR REMIC Trust 2021-HQA1
Series M-2, 7.319%, due 08/25/33, Callable: 08/25/33 (SOFR 30 Day Average + 2.250%) (a)(b)	$288,531	$284,165
Freddie Mac STACR REMIC Trust 2021-HQA4
Series M-2, 7.419%, due 12/25/41, Callable: 12/25/26 (SOFR 30 Day Average + 2.350%) (a)(b)	400,000	378,955
Series B-1, 8.819%, due 12/25/41, Callable: 12/25/26 (SOFR 30 Day Average + 3.750%) (a)(b)	700,000	662,041
Freddie Mac STACR REMIC Trust 2022-DNA2
Series FLT, 7.469%, due 02/25/42, Callable: 02/25/27 (SOFR 30 Day Average + 2.400%) (a)(b)	500,000	493,966
Freddie Mac STACR REMIC Trust 2022-HQA1
Series 2022-HQA1, 8.569%, due 03/25/42, Callable: 03/25/27 (SOFR 30 Day Average + 3.500%) (a)(b)	85,000	86,773
		8,640,202
Federal Home Loan Mortgage Corp. Interest-Only Strips — 0.6%
Freddie Mac Multiclass Certificates Series 2021-P011
Series X1, 1.848%, due 09/25/45 (c)	543,455	66,533

	Par Value	Value
Freddie Mac Multifamily Structured Pass Through Certificates
Series K-L06, 1.364%, due 12/25/29, Callable: 09/25/29 (c)	$956,000	$59,962
Series K-109, 1.581%, due 04/25/30, Callable: 01/25/30 (c)	665,053	55,015
Series K-117, 1.235%, due 08/25/30, Callable: 07/25/30 (c)	1,283,938	84,779
Series K-G04, 0.850%, due 11/25/30, Callable: 08/25/30 (c)	1,895,970	89,241
Series K-122, 0.880%, due 11/25/30, Callable: 08/25/30 (c)	1,849,517	88,078
Series K-1515, 1.510%, due 02/25/35, Callable: 11/25/34 (c)	795,198	85,878
Series K-1518, 0.867%, due 10/25/35, Callable: 07/25/35 (c)	1,478,558	103,690
Series K-1521, 0.980%, due 08/25/36, Callable: 06/25/36 (c)	816,024	65,149

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Par Value	Value
AGENCY MORTGAGE-BACKED OBLIGATIONS — 8.3% (Continued)
Federal Home Loan Mortgage Corp. Interest-Only Strips — 0.6% (Continued)
Freddie Mac REMICS
Series 2980, 1.518%, due 05/15/35 (6.700% - 1 Month U.S. LIBOR) (a)	$214,650	$13,383
Series 3311, 1.228%, due 05/15/37 (6.410% - 1 Month U.S. LIBOR) (a)	1,109,660	93,861
Series 3359, 0.538%, due 08/15/37 (5.720% - 1 Month U.S. LIBOR) (a)	539,958	33,782
Series 4077, 0.818%, due 05/15/41 (6.000% - 1 Month U.S. LIBOR) (a)	300,929	24,592
Series 3966, 0.718%, due 12/15/41 (5.900% - 1 Month U.S. LIBOR) (a)	520,138	41,591
Series 4089, 0.818%, due 08/15/42 (6.000% - 1 Month U.S. LIBOR) (a)	460,948	38,069
Series 4994, 0.417%, due 02/25/49 (5.600% - 1 Month U.S. LIBOR) (a)	4,990,850	300,881
		1,244,484
Federal National Mortgage Association — 1.1%
Connecticut Avenue Securities Trust 2019-R02
Series 2019-R02, 7.483%, due 08/25/31, Callable: 06/25/27 (1 Month U.S. LIBOR + 2.300%) (a)(b)	1,637	1,639

	Par Value	Value
Connecticut Avenue Securities Trust 2020-R02
Series 2020-R02, 7.183%, due 01/25/40, Callable: 01/25/27 (1 Month U.S. LIBOR + 2.000%) (a)(b)	$174,671	$174,984
Connecticut Avenue Securities Trust 2022-R01
Series FLT, 6.069%, due 12/25/41, Callable: 12/25/26 (SOFR 30 Day Average + 1.000%) (a)(b)	53,205	52,910
Connecticut Avenue Securities Trust 2022-R03
Series FLT, 7.169%, due 03/25/42, Callable: 03/25/27 (SOFR 30 Day Average + 2.100%) (a)(b)	21,802	21,886
Connecticut Avenue Securities Trust 2022-R04
Series FLT, 7.069%, due 03/25/42, Callable: 03/25/27 (SOFR 30 Day Average + 2.000%) (a)(b)	47,197	47,324
Connecticut Avenue Securities Trust 2022-R05
Series FLT, 8.069%, due 04/25/42, Callable: 04/25/27 (SOFR 30 Day Average + 3.000%) (a)(b)	240,000	239,134
Connecticut Avenue Securities Trust 2022-R06
7.819%, due 05/25/42, Callable: 05/25/27 (SOFR 30 Day Average + 2.750%) (a)(b)	78,813	80,319

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Par Value	Value
AGENCY MORTGAGE-BACKED OBLIGATIONS — 8.3% (Continued)
Federal National Mortgage Association — 1.1% (Continued)
Connecticut Avenue Securities Trust 2022-R08
Series FLT, 8.669%, due 07/25/42, Callable: 07/25/27 (SOFR 30 Day Average + 3.600%) (a)(b)	$300,000	$308,933
Connecticut Avenue Securities Trust 2022-R09
Series FLT, 7.469%, due 09/25/42, Callable: 09/25/27 (SOFR 30 Day Average + 2.500%) (a)(b)	103,856	104,441
Connecticut Avenue Securities Trust 2023-R01
Series 2023-R01, 7.469%, due 12/25/42, Callable: 12/25/27 (SOFR 30 Day Average + 2.400%) (a)(b)	56,128	56,447
Connecticut Avenue Securities Trust 2023-R03
Series 2023-R03, 8.969%, due 04/25/43, Callable: 04/25/28 (SOFR 30 Day Average + 3.900%) (a)(b)	65,000	66,330
Fannie Mae Connecticut Avenue Securities
Series 2021-R02, 11.269%, due 11/25/41, Callable: 11/25/26 (SOFR 30 Day Average + 6.200%) (a)(b)	55,000	52,490
Fannie Mae Pool
4.500%, due 09/01/52	224,487	216,993

	Par Value	Value
5.500%, due 10/01/52	$128,963	$129,370
5.000%, due 11/01/52	173,209	170,906
5.500%, due 11/01/52	197,966	197,476
5.500%, due 12/01/52	249,849	250,325
		2,171,907
Federal National Mortgage Association Interest-Only Strips — 2.2%
Fannie Mae Interest Strip
3.500%, due 04/25/44	2,210,639	355,269
Fannie Mae REMICS
Series 2013-60, 3.000%, due 06/25/31	1,226,226	18,443
Series 2009-52, 5.000%, due 07/25/39	73,926	11,507
Series 2009-78, 1.557%, due 10/25/39 (6.740% - 1 Month U.S. LIBOR) (a)	2,526,549	271,593
Series 2009-86, 5.500%, due 10/25/39	65,943	12,043
Series 2010-19, 1.067%, due 03/25/40 (6.250% - 1 Month U.S. LIBOR) (a)	3,885,072	331,278
Series 2011-124, 1.317%, due 12/25/41 (6.500% - 1 Month U.S. LIBOR) (a)	350,187	41,448
Series 2012-20, 1.267%, due 03/25/42 (6.450% - 1 Month U.S. LIBOR) (a)	356,318	36,142

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Par Value	Value
AGENCY MORTGAGE-BACKED OBLIGATIONS — 8.3% (Continued)
Federal National Mortgage Association Interest-Only Strips — 2.2% (Continued)
Series 2012-76, 0.817%, due 07/25/42 (6.000% - 1 Month U.S. LIBOR) (a)	$174,450	$17,705
Series 2020-99, 3.500%, due 04/25/50	4,285,111	743,607
Series 2020-79, 4.000%, due 11/25/50	5,699,060	1,084,915
Series PS, 0.867%, due 07/25/49 (6.050% - 1 Month U.S. LIBOR) (a)	4,444,403	457,302
Series QS, 0.767%, due 01/25/50 (5.950% - 1 Month U.S. LIBOR) (a)	4,646,145	554,050
Series 2007-50, 1.267%, due 06/25/37 (6.450% - 1 Month U.S. LIBOR) (a)	1,827,552	151,996
Series 2008-22, 0.977%, due 04/25/48 (6.160% - 1 Month U.S. LIBOR) (a)	1,453,266	127,696
Series 2014-63, 3.500%, due 06/25/33	550,153	9,826
Series 2014-28, 0.867%, due 05/25/44 (6.050% - 1 Month U.S. LIBOR) (a)	839,368	71,501
Series 2017-53, 4.000%, due 07/25/47	145,691	23,002
		4,319,323

	Par Value	Value
Government National Mortgage Association Interest-Only Strips — 0.1%
Government National Mortgage Association
Series 2010-133, 0.734%, due 10/16/40, Callable: Currently (6.070% - 1 Month U.S. LIBOR) (a)	$1,969,136	$85,600
Series 2014-102, 0.281%, due 02/20/44, Callable: Currently (5.650% - 1 Month U.S. LIBOR) (a)	1,614,112	84,472
Series 2018-083, 5.000%, due 01/20/48, Callable: Currently	772,871	113,175
		283,247
Total Agency Mortgage-Backed Obligations (Cost $18,724,089)		16,659,163

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 14.0%
ACE Securities Corp Mortgage Loan Trust Series 2007-D1
Series 2007-D1, 6.930%, due 02/25/38, Callable: 02/25/28 (b)	315,673	229,727
Alternative Loan Trust 2006-HY11
Series A-1, 5.652%, due 06/25/36, Callable: 07/25/23 (1 Month U.S. LIBOR + 0.240%) (a)	232,453	205,839
Alternative Loan Trust 2007-16CB
Series 2007-16CB, 6.250%, due 08/25/37, Callable: 07/25/23	479,706	259,377

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 14.0% (Continued)
Alternative Loan Trust 2007-OA4
Series 2007-OA4, 5.752%, due 05/25/47, Callable: 07/25/23 (1 Month U.S. LIBOR + 0.340%) (a)	$247,751	$217,887
Angel Oak Mortgage Trust I LLC 2019-2
Series 2019-2, 6.286%, due 03/25/49, Callable: 07/25/23 (b)(c)	1,300,000	1,273,480
Arroyo Mortgage Trust 2019-1
Series 2019-1, 3.805%, due 01/25/49, Callable: 07/25/23 (b)(c)	50,111	46,146
Arroyo Mortgage Trust 2019-2
Series 2019-2, 3.800%, due 04/25/49, Callable: 07/25/23 (b)(c)	97,300	88,547
Bayview MSR Opportunity Master Fund Trust 2021-INV2
Series A-F, 5.000%, due 12/25/51, Callable: 01/25/46 (SOFR 30 Day Average + 0.850%) (a)(b)	446,172	406,961
BBCMS 2019-BWAY Mortgage Trust
Series 2019-BWAY, 8.186%, due 11/15/34 (1 Month SOFR Rate + 2.964%) (a)(b)	100,000	34,091

	Par Value	Value
BCRR 2016-FRR3 Trust
Series TRUST, 6.977%, due 05/26/26 (18.348% - 1 Month U.S. LIBOR) (a)(b)	$797,720	$747,603
Bear Stearns ARM Trust 2004-10
Series 2004-10, 4.152%, due 01/25/35, Callable: 07/25/23 (c)	167,752	151,994
Benchmark 2018-B2 Mortgage Trust
Series 2018-B2, 4.293%, due 02/15/51, Callable: 02/15/28 (c)	150,000	115,315
Benchmark 2020-IG3 Mortgage Trust
Series 2020-IG3, 3.290%, due 09/15/48, Callable: 04/15/30 (b)(c)	1,000,000	727,380
BOCA Commercial Mortgage Trust 2022-BOCA
Series 2022-BOCA, 7.541%, due 05/15/39 (1 Month SOFR Rate + 2.319%) (a)(b)	100,000	98,180
BPR Trust 2021-TY
Series 2021-TY, 7.686%, due 09/15/38 (1 Month U.S. LIBOR + 2.350%) (a)(b)	167,000	154,356
BX Commercial Mortgage Trust 2019-IMC
Series 2019-IMC, 7.236%, due 04/15/34 (1 Month U.S. LIBOR + 1.900%) (a)(b)	100,000	97,751

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 14.0% (Continued)
BX Commercial Mortgage Trust 2019-XL
Series 2019-XL, 6.256%, due 10/15/36 (1 Month SOFR Rate + 1.034%) (a)(b)	$197,310	$196,079
BX Commercial Mortgage Trust 2020-VKNG
Series 2020-VKNG, 6.266%, due 10/15/37 (1 Month SOFR Rate + 1.044%) (a)(b)	125,231	123,106
BX Commercial Mortgage Trust 2021-21M
Series TR, 7.507%, due 10/15/36 (1 Month U.S. LIBOR + 2.171%) (a)(b)	186,253	174,561
BX Commercial Mortgage Trust 2021-CIP
Series 2021-CIP, 6.257%, due 12/15/38 (1 Month U.S. LIBOR + 0.921%) (a)(b)	110,000	107,251
BX Commercial Mortgage Trust 2021-SOAR
Series 2021-SOAR, 7.686%, due 06/15/38 (1 Month U.S. LIBOR + 2.350%) (a)(b)	969,332	923,314
BX Commercial Mortgage Trust 2021-VOLT
Series 2021-VOLT, 6.036%, due 09/15/36 (1 Month U.S. LIBOR + 0.700%) (a)(b)	115,000	110,801

	Par Value	Value
BX Trust 2019-CALM
Series 2019-CALM, 7.336%, due 11/15/32 (1 Month SOFR Rate + 2.114%) (a)(b)	$136,500	$133,052
BX Trust 2021-ARIA
Series 2021-ARIA, 6.982%, due 10/15/36 (1 Month U.S. LIBOR + 1.646%) (a)(b)	350,000	336,009
BX Trust 2021-LBA
Series 2021-LBA, 7.336%, due 02/15/36 (1 Month SOFR Rate + 2.114%) (a)(b)	250,000	231,492
BX Trust 2021-SDMF
Series 2021-SDMF, 6.723%, due 09/15/34 (1 Month U.S. LIBOR + 1.387%) (a)(b)	350,000	331,200
BX Trust 2022-CLS
Series 2022-CLS, 5.760%, due 10/13/27 (b)	135,000	128,518
BX Trust 2022-GPA
Series 2022-GPA, 7.387%, due 10/15/39 (1 Month SOFR Rate + 2.165%) (a)(b)	180,000	179,719
BX Trust 2022-GPA
Series 2022-GPA, 7.886%, due 10/15/39 (1 Month SOFR Rate + 2.664%) (a)(b)	110,000	109,450

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 14.0% (Continued)
BX Trust 2022-GPA
Series 2022-GPA, 9.283%, due 10/15/39 (1 Month SOFR Rate + 4.061%) (a)(b)	$75,000	$74,250
BX Trust 2022-LBA6
Series 2022-LBA6, 6.822%, due 01/15/39 (1 Month SOFR Rate + 1.600%) (a)(b)	350,000	337,757
CAMB Commercial Mortgage Trust 2019-LIFE
Series 2019-LIFE, 6.406%, due 12/15/37 (1 Month U.S. LIBOR + 1.070%) (a)(b)	100,000	99,032
CHL Mortgage Pass-Through Trust 2007-HY5
Series 2007-HY5, 4.009%, due 09/25/37, Callable: 07/25/23 (c)	588,225	508,087
CIM Trust 2018-INV1
Series 2018-INV1, 4.000%, due 08/25/48, Callable: 05/25/29 (b)(c)	212,215	194,300
CIM Trust 2019-INV2
Series 2019-INV2, 4.000%, due 05/25/49, Callable: 06/25/29 (b)(c)	17,012	15,612

	Par Value	Value
CIM Trust 2019-J1
Series 2019-J1, 3.944%, due 08/25/49, Callable: 08/25/28 (b)(c)	$173,213	$152,709
Citigroup Commercial Mortgage Trust 2013-GC17
Series D, 5.085%, due 11/10/46, Callable: 11/10/23 (b)(c)	100,000	88,842
Citigroup Commercial Mortgage Trust 2015-GC27
Series C, 4.419%, due 02/10/48, Callable: 01/10/25 (c)	164,000	141,089
Citigroup Commercial Mortgage Trust 2016-P4
Series 2016-P4, 3.941%, due 07/10/49, Callable: 07/10/26 (b)(c)	500,000	354,211
Citigroup Cmmercial Mortgage Trust 2018-C6
Series D, 5.064%, due 11/10/51, Callable: 11/10/28 (b)(c)	380,000	261,574
Citigroup Commercial Mortgage Trust 2019-SMRT
Series E, 4.745%, due 01/10/36 (b)(c)	116,000	115,415
Citigroup Commercial Mortgage Trust 2023-SMRT
Series A, 5.820%, due 06/10/28 (b)(c)	100,000	99,978
Citigroup Mortgage Loan Trust 2015-RP2
Series B-4, 4.250%, due 01/25/53, Callable: 09/25/32 (b)	511,086	471,362
COLT 2022-5 Mortgage Loan Trust
Series 2022-5, 4.550%, due 04/25/67, Callable: 04/25/25 (b)(c)	86,681	82,919

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 14.0% (Continued)
Credit Suisse Mortgage Capital Certificates 2019-ICE4
Series 2019-ICE4, 6.249%, due 05/15/36 (1 Month U.S. LIBOR + 0.980%) (a)(b)	$139,653	$138,824
CSAIL 2020-C19 Commercial Mortgage Trust
Series 2020-C19, 2.500%, due 03/15/53, Callable: 03/15/30 (b)	400,000	210,964
CSMC 2020-NET
Series 2020-NET, 3.704%, due 08/15/37 (b)(c)	118,000	102,156
CSMC Series 2019-NQM1
Series 2019-NQM1, 2.656%, due 10/25/59, Callable: 07/25/23 (b)	14,134	13,377
DBUBS 2011-LC2 Mortgage Trust
Series 2011-LC2, 4.000%, due 07/10/44, Callable: 07/10/23 (1 Month U.S. LIBOR + 3.650%) (a)(b)	6,853	6,457
Deephaven Residential Mortgage Trust 2022-2
Series 2022-2, 4.300%, due 03/25/67, Callable: 04/25/25 (SOFR 30 Day Average + 1.700%) (a)(b)	514,901	479,357

	Par Value	Value
First Republic Mortgage Trust 2020-1
Series B-1, 2.882%, due 04/25/50 (b)(c)	$694,216	$589,665
Flagstar Mortgage Trust 2018-6RR
Series 2018-6RR, 4.921%, due 10/25/48, Callable: 06/25/37 (b)(c)	449,170	424,332
Fontainebleau Miami Beach Trust 2019-FBLU
Series G, 3.963%, due 12/10/36 (b)(c)	112,000	102,639
FREMF 2019-KF71 Mortgage Trust
Series 2019-KF71, 11.218%, due 10/25/29, Callable: 10/25/29 (1 Month U.S. LIBOR + 6.000%) (a)(b)	153,956	148,736
FREMF 2019-KG01 Mortgage Trust
Series 2019-KG01, 0.000%, due 05/25/29, Callable: 05/25/29 (b)	400,000	224,736
GCAT 2020-3 LLC
Series LLC, 2.981%, due 09/25/25, Callable: 07/25/23 (b)	633,151	611,161
GCAT 2022-NQM4 Trust
Series 2022-NQM4, 5.269%, due 08/25/67, Callable: 08/25/25 (b)	93,494	91,931

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 14.0% (Continued)
Great Wolf Trust 2019-WOLF
Series 2019-WOLF, 6.670%, due 12/15/36 (1 Month SOFR Rate + 1.448%) (a)(b)	$100,000	$98,191
Great Wolf Trust 2019-WOLF
Series 2019-WOLF, 6.969%, due 12/15/36 (1 Month SOFR Rate + 1.747%) (a)(b)	300,000	294,387
GS Mortgage Securities Corp Trust 2018-RIVR
Series C, 6.769%, due 07/15/35 (1 Month U.S. LIBOR + 1.250%) (a)(b)	122,000	81,163
GS Mortgage Securities Corp Trust 2018-RIVR
Series F, 7.619%, due 07/15/35 (1 Month U.S. LIBOR + 2.100%) (a)(b)	1,000,000	285,671
GS Mortgage Securities Trust 2015-GS1
Series 2015-GS1, 4.037%, due 11/10/48, Callable: 11/10/25 (c)	87,000	76,180
GS Mortgage-Backed Securities Corp Trust 2020-PJ6
Series A-4, 2.500%, due 05/25/51, Callable: 07/25/43 (b)(c)	324,245	254,843
GS Mortgage-Backed Securities Trust 2022-PJ1
Series 2022-PJ1, 2.500%, due 05/28/52, Callable: 01/25/46 (b)(c)	274,644	214,168

	Par Value	Value
GSAA Home Equity Trust 2005-6
Series 2005-6, 6.057%, due 06/25/35, Callable: 07/25/23 (1 Month U.S. LIBOR + 0.645%) (a)	$361,361	$350,796
GSAA Home Equity Trust 2006-4
Series 2006-4, 3.779%, due 03/25/36, Callable: 07/25/23 (c)	399,806	250,493
GSAA Home Equity Trust 2007-7
Series 2007-7, 5.952%, due 07/25/37, Callable: 07/25/23 (1 Month U.S. LIBOR + 0.540%) (a)	129,599	122,440
GSCG Trust 2019-600C
Series 2019-600C, 3.985%, due 09/06/34 (b)(c)	183,000	120,122
Home RE 2021-1 Ltd.
Series LTD, 7.712%, due 07/25/33, Callable: 04/25/25 (1 Month U.S. LIBOR + 2.300%) (a)(b)	500,000	498,515
Homeward Opportunities Fund Trust 2020-BPL1
Series A2, 5.438%, due 08/25/25, Callable: Currently (b)	91,050	88,383

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 14.0% (Continued)
Hundred Acre Wood Trust 2021-INV1
Series A27, 2.500%, due 07/25/51, Callable: 09/25/48 (b)(c)	$330,089	$256,167
INTOWN 2022-STAY Mortgage Trust
Series 2022-STAY, 8.508%, due 08/15/39, Callable: 08/15/24 (1 Month SOFR Rate + 3.286%) (a)(b)	140,000	139,783
JP Morgan Chase Commercial Mortgage Securities Trust 2018-AON
Series D, 4.613%, due 07/05/31 (b)(c)	382,000	229,670
JP Morgan Chase Commercial Mortgage Securities Trust 2018-WPT
Series FLT, 5.364%, due 07/05/33, Callable: 07/05/23 (b)(c)	1,400,000	1,113,331
JP Morgan Chase Commercial Mortgage Securities Trust 2020-NNN
Series 3.97200, 3.972%, due 01/16/37, Callable: 01/16/25 (b)	100,000	79,516
JP Morgan Mortgage Trust 2018-8
Series 2018-8, 4.043%, due 01/25/49, Callable: 07/25/23 (b)(c)	449,036	400,621
JP Morgan Mortgage Trust 2019-8
Series 2019-8, 3.171%, due 03/25/50, Callable: 06/25/33 (b)(c)	185,433	152,207

	Par Value	Value
JP Morgan Mortgage Trust 2019-8
Series 2019-8, 3.500%, due 03/25/50, Callable: 06/25/33 (b)(c)	$8,973	$7,840
JP Morgan Mortgage Trust 2020-4
Series 2020-4, 3.000%, due 11/25/50, Callable: 03/25/40 (b)(c)	196,666	166,467
JP Morgan Mortgage Trust 2022-5
Series 2022-5, 2.800%, due 09/25/52, Callable: 03/25/48 (b)(c)	467,176	374,691
JPMBB Commercial Mortgage Securities Trust 2015-C27
Series D, 3.803%, due 02/15/48, Callable: 09/15/26 (b)(c)	124,000	71,367
Legacy Mortgage Asset Trust 2020-GS3
Series A2, 7.000%, due 05/25/60, Callable: 07/25/23 (b)	910,707	820,160
Life 2022-BMR Mortgage Trust
Series A-1, 6.517%, due 05/15/39, Callable: 05/15/24 (1 Month SOFR Rate + 1.295%) (a)(b)	170,000	166,230
Life 2022-BMR Mortgage Trust
Series B, 7.016%, due 05/15/39, Callable: 05/15/24 (1 Month SOFR Rate + 1.794%) (a)(b)	250,000	244,221

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 14.0% (Continued)
Life 2022-BMR Mortgage Trust
Series D, 7.764%, due 05/15/39, Callable: 05/15/24 (1 Month SOFR Rate + 2.542%) (a)(b)	$205,000	$194,819
LSTAR Commercial Mortgage Trust 2016-4
Series 2016-4, 4.606%, due 03/10/49, Callable: 03/10/26 (b)(c)	274,000	237,532
Med Trust 2021-MDLN
Series 2021-MDLN, 7.336%, due 11/15/38 (1 Month U.S. LIBOR + 2.000%) (a)(b)	348,328	332,010
MFA 2020-NQM3 Trust
1.632%, due 01/26/65, Callable: 11/25/23 (b)(c)	115,738	101,979
MHC Commercial Mortgage Trust 2021-MHC
Series 2021-MHC, 7.937%, due 04/15/38 (1 Month SOFR Rate + 2.715%) (a)(b)	300,000	288,074
Morgan Stanley Capital I Trust 2019-NUGS
Series E, 7.580%, due 12/15/36 (1 Month U.S. LIBOR + 2.244%) (a)(b)	147,000	59,803

	Par Value	Value
Morgan Stanley Capital I Trust 2019-NUGS
Series F, 8.180%, due 12/15/36 (1 Month U.S. LIBOR + 2.844%) (a)(b)	$125,000	$40,837
Morgan Stanley Capital I Trust 2019-PLND
Series E, 7.486%, due 05/15/36, Callable: 05/15/24 (1 Month U.S. LIBOR + 2.150%) (a)(b)	189,000	142,752
MSCG Trust 2018-SELF
Series 2018-SELF, 8.319%, due 10/15/37 (1 Month U.S. LIBOR + 3.050%) (a)(b)	137,081	132,118
NewRez Warehouse Securitization Trust 2021-1
Series 21-1, 10.662%, due 05/25/55, Callable: 05/25/24 (1 Month U.S. LIBOR + 5.250%) (a)(b)	866,667	844,416
One New York Plaza Trust 2020-1NYP
Series C, 7.536%, due 01/15/36 (1 Month U.S. LIBOR + 2.200%) (a)(b)	160,000	136,956
PR Mortgage Loan Trust 2014-1
Series 2014-1, 5.837%, due 10/25/49, Callable: 11/25/30 (b)(c)(d)	1,082,034	971,850

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 14.0% (Continued)
Provident Funding Mortgage Trust 2021-J1
Series FLT, 2.000%, due 10/25/51, Callable: 06/25/45 (b)(c)	$200,000	$116,292
RATE Mortgage Trust 2021-HB1
Series FLT, 2.500%, due 12/25/51, Callable: 01/25/48 (b)(c)	465,484	361,823
RCKT Mortgage Trust 2021-1
Series 2021-1, 2.719%, due 03/25/51, Callable: 09/25/46 (b)(c)	469,082	359,014
Renaissance Home Equity Loan Trust 2004-4
Series 2004-4, 5.818%, due 02/25/35, Callable: 07/25/23	297,817	224,683
RLGH Trust 2021-TROT
Series 2021-TROT, 7.050%, due 04/15/36 (1 Month U.S. LIBOR + 1.714%) (a)(b)	175,000	167,089
SCOTT Trust 2023-SFS
Series 2023-SFS, 6.204%, due 03/15/40 (b)	100,000	97,886
Sequoia Mortgage Trust 2021-3
Series B-3, 2.651%, due 05/25/51, Callable: 08/25/48 (b)(c)	473,650	326,421
SMRT 2022-MINI
Series 2022-MINI, 6.572%, due 01/15/39 (1 Month SOFR Rate + 1.350%) (a)(b)	250,000	241,255

	Par Value	Value
SREIT Trust 2021-IND
Series 2021-IND, 7.871%, due 10/15/38 (1 Month U.S. LIBOR + 2.535%) (a)(b)	$164,000	$151,708
UBS Commercial Mortgage Trust 2017-C4
Series 2017-C4, 4.535%, due 10/15/50, Callable: 10/15/27 (c)	250,000	204,917
Velocity Commercial Capital Loan Trust 2020-2
5.000%, due 05/25/50, Callable: (b)(c)	500,000	456,572
Verus Securitization Trust 2022-4
Series A-2, 4.740%, due 04/25/67, Callable: 04/25/25 (b)(c)	83,989	78,834
Verus Securitization Trust 2022-8
Series 2022-8, 6.127%, due 09/25/67, Callable: 10/25/25 (b)	94,825	87,471
Verus Securitization Trust 2022-INV1
Series 2022-INV1, 5.041%, due 08/25/67, Callable: 08/25/25 (b)	91,216	88,638
WaMu Mortgage Pass-Through Certificates Series 2007-HY3 Trust
Series 2007-HY3, 3.479%, due 03/25/37, Callable: 07/25/23 (c)	363,077	284,587
Wells Fargo Commercial Mortgage Trust 2021-C59
Series E, 2.500%, due 04/15/54, Callable: 04/15/31 (b)	400,000	201,609

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 14.0% (Continued)
WFRBS Commercial Mortgage Trust 2014-C21
Series 2014-C21, 3.497%, due 08/15/47, Callable: 08/15/24 (b)	$300,000	$220,585
Total Non-Agency Mortgage-Backed Obligations (Cost $32,908,172)		28,190,811

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS INTEREST-ONLY STRIPS — 1.9%
BANK 2017-BNK8
Series 2017-BNK8, 1.295%, due 11/15/50, Callable: 08/15/27 (b)(c)	7,050,000	322,177
BANK 2018-BNK11
Series 2018-BNK11, 0.451%, due 03/15/61, Callable: 01/15/28 (c)	11,258,388	208,157
BANK 2019-BNK21
Series 2019-BNK21, 0.839%, due 10/17/52, Callable: 07/15/29 (c)	4,038,004	161,775
BANK 2020-BNK30
Series 2020-BNK30, 1.307%, due 12/15/53 (c)	1,262,984	84,681
Barclays Commercial Mortgage Trust 2019-C3
Series 2019-C3, 1.310%, due 05/15/52, Callable: 03/15/29 (c)	1,411,605	78,944

	Par Value	Value
BBCMS Mortgage Trust 2021-C11
Series 2021-C11, 1.521%, due 09/15/54 (b)(c)	$1,255,000	$121,664
Benchmark 2018-B4 Mortgage Trust
Series 2018-B4, 1.750%, due 07/15/51, Callable: 04/15/28 (b)(c)	7,000,000	476,825
Benchmark 2019-B10 Mortgage Trust
Series 2019-B10, 0.882%, due 03/15/62, Callable: 01/15/29 (b)(c)	2,820,000	124,026
Benchmark 2020-B17 Mortgage Trust
Series 2020-B17, 1.415%, due 03/15/53, Callable: 01/15/30 (c)	2,529,442	140,055
Benchmark 2020-B18 Mortgage Trust
Series 2020-B18, 1.787%, due 07/15/53, Callable: 05/15/30 (c)	1,551,587	110,032
Benchmark 2021-B25 Mortgage Trust
Series 2021-B25, 1.096%, due 04/15/54, Callable: 02/15/31 (c)	2,220,276	129,652
Benchmark 2023-V2 Mortgage Trust
Series 2023-V2, 0.994%, due 05/15/55, Callable: 03/15/28 (c)	1,802,779	74,174

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS INTEREST-ONLY STRIPS — 1.9% (Continued)
CD 2017-CD4 Mortgage Trust
Series 2017-CD4, 1.224%, due 05/10/50, Callable: 05/10/27 (c)	$1,378,323	$48,515
CFCRE Commercial Mortgage Trust 2016-C4
Series 2016-C4, 1.604%, due 05/10/58, Callable: 05/10/26 (c)	645,830	21,086
Citigroup Commercial Mortgage Trust 2016-C1
Series XA, 1.820%, due 05/10/49, Callable: 06/10/26 (c)	730,651	29,541
Citigroup Commercial Mortgage Trust 2017-P8
Series X-A, 0.869%, due 09/15/50, Callable: 07/15/27 (c)	965,539	26,791
Citigroup Commercial Mortgage Trust 2019-C7
Series X-A, 0.862%, due 12/15/72, Callable: 10/15/29 (c)	3,933,201	159,845
COMM 2013-CCRE12 Mortgage Trust
Series 2013-CCRE12, 0.909%, due 10/10/46, Callable: 09/10/23 (c)(d)	1,792,611	1,911
COMM 2015-LC21 Mortgage Trust
Series 2015-LC21, 0.646%, due 07/10/48, Callable: 07/10/25 (c)	1,320,075	13,127

	Par Value	Value
CSAIL 2016-C6 Commercial Mortgage Trust
Series 2016-C6, 1.859%, due 01/15/49, Callable: 02/15/26 (c)	$599,516	$23,417
CSAIL 2017-CX10 Commercial Mortgage Trust
Series 2017-CX10, 0.748%, due 11/15/50, Callable: 09/15/27 (c)	4,725,009	106,814
CSAIL 2018-CX12 Commercial Mortgage Trust
Series 2018-CX12, 0.533%, due 08/15/51, Callable: 06/15/28 (c)	4,179,029	120,178
FREMF 2019-KG01 Mortgage Trust
Series 2019-KG01, 0.100%, due 04/25/29, Callable: 02/25/29 (b)	5,087,310	15,864
FREMF 2019-KG01 Mortgage Trust
Series 2019-KG01, 0.100%, due 05/25/29, Callable: 02/25/29 (b)	570,000	2,344
GS Mortgage Securities Trust 2011-GC3
Series 2011-GC3, 0.000%, due 03/10/44, Callable: 07/10/23 (b)(c)	504,150	1
GS Mortgage Securities Trust 2019-GC42
Series X-A, 0.803%, due 09/10/52, Callable: 06/10/29 (c)	2,306,815	81,999

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS INTEREST-ONLY STRIPS — 1.9% (Continued)
GS Mortgage Securities Trust 2020-GC47
Series X-A, 1.128%, due 05/12/53, Callable: 02/12/30 (c)	$1,462,131	$83,368
GS Mortgage Securities Trust 2020-GSA2
Series X-A, 1.720%, due 12/12/53, Callable: 10/10/30 (b)(c)	1,199,852	103,745
JPMBB Commercial Mortgage Securities Trust 2014-C19
Series X-A, 0.563%, due 04/15/47, Callable: 01/15/25 (c)	10,343,465	32,804
JPMDB Commercial Mortgage Securities Trust 2016-C2
Series X-A, 1.481%, due 06/15/49, Callable: 03/15/26 (c)	884,636	26,723
LSTAR Commercial Mortgage Trust 2016-4
Series 2016-4, 1.685%, due 03/10/49, Callable: 03/10/26 (b)(c)	840,420	18,230
LSTAR Commercial Mortgage Trust 2017-5
Series 2017-5, 0.798%, due 03/10/50, Callable: 03/10/27 (b)(c)	1,898,475	34,978

	Par Value	Value
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13
Series 2013-C13, 0.901%, due 11/15/46, Callable: 11/15/28 (c)(d)	$4,332,008	$1,294
Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19
Series 2014-C19, 0.952%, due 12/15/47, Callable: 10/15/26 (c)	2,046,247	16,943
Morgan Stanley Capital I Trust 2016-UBS12
Series X-A, 0.650%, due 12/15/49, Callable: 09/15/26 (c)	2,647,480	44,021
PMTT4
Series 2017-PM1, 0.000%, due 10/25/48 (b)	153,860,989	427,810
SG Commercial Mortgage Securities Trust 2016-C5
Series 2016-C5, 1.862%, due 10/10/48, Callable: 07/10/26 (c)	938,731	35,331
UBS Commercial Mortgage Trust 2018-C9
Series 2018-C9, 0.917%, due 03/15/51, Callable: 01/15/28 (c)	2,264,922	78,831
Wells Fargo Commercial Mortgage Trust 2018-C45
Series X-A, 0.772%, due 06/15/51, Callable: 04/15/28 (c)	4,928,058	148,252
Total Non-Agency Mortgage-Backed Obligations Interest-Only Strips (Cost $6,061,146)		3,735,925

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Par Value	Value
ASSET-BACKED SECURITIES — 6.7%
Air Canada 2017-1 Class B Pass Through Trust
Series 2017-1, 3.700%, due 07/15/31 (b)	$559,524	$514,788
American Tower Trust #1
Series 2023-1, 5.490%, due 03/15/53, Callable: 03/15/27 (b)	155,000	154,660
AMSR 2021-SFR1 Trust
Series 2021-SFR1, 2.900%, due 06/17/38 (b)	1,200,000	935,386
AMSR 2021-SFR3 Trust
Series 2021-SFR3, 4.896%, due 10/17/38 (b)	550,000	480,239
Applebee’s Funding LLC
Series 2019-1, 4.723%, due 06/05/49, Callable: 06/05/24 (b)	99,000	91,348
Aqua Finance Trust 2021-A
Series 2021-A, 1.540%, due 07/17/46, Callable: 01/17/28 (b)	83,046	73,359
Bojangles Issuer LLC
Series LLC, 3.832%, due 10/20/50, Callable: 10/20/23 (b)	98,750	88,590
CARDS II Trust
Series 2021-1, 0.931%, due 04/15/27, Callable: Currently (b)	150,000	143,392

	Par Value	Value
Carmax Auto Owner Trust 2019-3
Series 2019-3, 2.850%, due 01/15/26, Callable: 09/15/23	$100,000	$98,961
Commonbond Student Loan Trust 2018-BGS
Series C, 4.120%, due 09/25/45, Callable: 08/25/25 (b)	7,674	6,657
DataBank Issuer
Series 2023-1, 5.116%, due 02/25/53, Callable: 02/25/26 (b)	605,000	566,798
DB Master Finance LLC
Series 2019-1, 4.021%, due 05/20/49, Callable: 08/20/23 (b)	86,625	81,015
Domino’s Pizza Master Issuer LLC
Series 3.15100, 3.151%, due 04/25/51, Callable: 04/25/28 (b)	98,000	80,451
First Franklin Mortgage Loan Trust 2004-FF10
Series M-1, 6.687%, due 07/25/34, Callable: 07/25/23 (1 Month U.S. LIBOR + 1.275%) (a)	136,321	132,514
FirstKey Homes 2020-SFR2 Trust
Series TR, 1.266%, due 10/19/37 (b)	98,515	88,433
GM Financial Automobile Leasing Trust 2022-3
Series C, 5.130%, due 08/20/26, Callable: 12/20/24	250,000	244,309

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Par Value	Value
ASSET-BACKED SECURITIES — 6.7% (Continued)
GoodLeap Sustainable Home Solutions Trust 2023-1
Series A, 5.520%, due 02/22/55, Callable: 04/20/39 (b)	$241,628	$229,630
Home Partners of America 2019-1 Trust
Series 2019-1, 3.157%, due 09/17/39, Callable: 09/17/24 (b)	79,233	72,486
Marlette Funding Trust 2022-3
Series 2022-3, 5.180%, due 11/15/32, Callable: 11/15/26 (b)	77,041	76,569
MetroNet Infrastructure Issuer LLC
Series A-2, 6.350%, due 10/20/52, Callable: 10/20/26 (b)	40,000	38,544
Mill City Solar Loan 2019-2 Ltd.
Series 2019-2, 3.690%, due 07/20/43, Callable: 07/20/35 (b)	73,708	67,589
Morgan Stanley ABS Capital I Inc Trust 2006-NC1
Series 2006-NC1, 5.982%, due 12/25/35, Callable: 07/25/23 (1 Month U.S. LIBOR + 0.570%) (a)	239,136	233,490
Mosaic Solar Loan Trust 2018-1
Series 2018-1, 4.010%, due 06/22/43, Callable: 03/20/30 (b)	165,994	153,293

	Par Value	Value
Mosaic Solar Loan Trust 2018-2-GS
Series 2018-2-GS, 4.200%, due 02/22/44, Callable: 06/20/30 (b)	$182,435	$168,692
Series 2018-2-GS, 4.740%, due 02/22/44, Callable: 06/20/30 (b)	114,450	102,727
MVW Owner Trust 2018-1
Series 2018-1, 3.450%, due 01/21/36, Callable: 08/20/24 (b)	19,012	18,521
Navient Private Education Refi Loan Trust 2019-G
Series A, 2.400%, due 10/15/68, Callable: 12/15/26 (b)	60,878	56,180
Navient Private Education Refi Loan Trust 2020-B
Series A-2, 2.120%, due 01/15/69, Callable: 01/15/27 (b)	120,861	109,587
Navient Private Education Refi Loan Trust 2020-H
Series A, 1.310%, due 01/15/69, Callable: 07/15/27 (b)	80,085	72,489
Navient Private Education Refi Loan Trust 2021-A
Series A, 0.840%, due 05/15/69, Callable: 03/15/28 (b)	62,344	54,119
Navient Private Education Refi Loan Trust 2021-B
Series A, 0.940%, due 07/15/69, Callable: 12/15/28 (b)	53,516	46,064

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Par Value	Value
ASSET-BACKED SECURITIES — 6.7% (Continued)
Navient Private Education Refi Loan Trust 2021-F
Series A, 1.110%, due 02/18/70, Callable: 02/15/30 (b)	$461,076	$384,891
Neighborly Issuer LLC
Series A-2, 3.584%, due 04/30/51, Callable: 10/30/26 (b)	490,000	402,837
OCCU Auto Receivables Trust 2022-1
Series 2022-1, 5.500%, due 10/15/27, Callable: 02/15/27 (b)	135,000	133,487
Pagaya AI Debt Trust 2023-3
Series 2023-3, 7.600%, due 12/16/30, Callable: 04/15/25 (b)	494,637	495,364
Progress Residential 2020-SFR3 Trust
Series TR, 4.105%, due 10/17/27 (b)	2,000,000	1,778,937
Progress Residential 2021-SFR3
Series TR, 4.254%, due 05/17/26 (b)	1,100,000	946,958
Progress Residential Trust
Series TR, 4.003%, due 07/17/38, Callable: 07/17/26 (b)	700,000	605,617
Santander Drive Auto Receivables Trust 2022-3
Series C, 4.490%, due 08/15/29, Callable: 08/15/25	200,000	193,058
SBA Tower Trust
Series 2022-1, 6.599%, due 11/15/52, Callable: 01/15/27 (b)	210,000	213,647

	Par Value	Value
SoFi Consumer Loan Program 2023-1S Trust
Series 2023-1S, 5.810%, due 05/15/31, Callable: 09/15/25 (b)	$75,375	$75,282
Sofi Professional Loan Program 2018-C Trust
Series R-1, 0.000%, due 01/25/48, Callable: 02/25/26 (b)(d)	10,000	109,241
SoFi Professional Loan Program 2020-C Trust
Series 1.95000, 1.950%, due 02/15/46, Callable: 05/15/28 (b)	93,832	83,698
SoFi Professional Loan Program 2021-B Trust
Series TR, 0.000%, due 02/15/47, Callable: 05/15/29 (b)(d)	10,000	362,356
Structured Asset Securities Corp Mortgage Loan Trust 2006-BC3
Series A3, 5.732%, due 10/25/36, Callable: 07/25/23 (1 Month U.S. LIBOR + 0.320%) (a)	472,759	336,045
Sunnova Helios XI Issuer LLC
Series A, 5.300%, due 05/20/50 (b)	99,571	94,692
Sunnova Sol II Issuer LLC
Series A, 2.730%, due 11/01/55, Callable: 10/30/30 (b)	466,646	368,524
Sunrun Xanadu Issuer 2019-1 LLC
Series 2019-1, 3.980%, due 06/30/54, Callable: 06/30/30 (b)	104,045	92,934

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Par Value	Value
ASSET-BACKED SECURITIES — 6.7% (Continued)
Taco Bell Funding LLC
Series 2016-1, 4.970%, due 05/25/46, Callable: 08/25/23 (b)	$251,920	$241,867
Series 1.94600, 1.946%, due 08/25/51, Callable: 08/25/24 (b)	98,500	84,617
T-Mobile US Trust 2022-1
Series 2022-1, 4.910%, due 05/22/28, Callable: 11/20/25 (b)	160,000	158,327
VOLT XCII LLC
Series 2021-NPL1, 4.949%, due 02/27/51, Callable: 07/25/23 (b)	700,000	604,893
Wendy’s Funding LLC
Series 2019-1, 3.783%, due 06/15/49, Callable: 03/15/24 (b)	90,500	83,394
Wingstop Funding LLC
Series 2020-1, 2.841%, due 12/05/50, Callable: 06/05/24 (b)	246,250	212,391
Zaxby’S Funding LLC
Series 2021-1, 3.238%, due 07/30/51, Callable: 07/30/25 (b)	147,375	123,083
Total Asset-Backed Securities (Cost $15,551,875)		13,467,020

	Par Value	Value
COLLATERALIZED LOAN OBLIGATIONS — 6.0%
ACREC 2021-FL1 Ltd.
Series 2021-FL1, 7.494%, due 10/16/36, Callable: 07/16/23 (1 Month U.S. LIBOR + 2.150%) (a)(b)	$375,000	$355,903
ALM 2020 Ltd.
Series 2020-1, 7.420%, due 10/15/29, Callable: 07/15/23 (3 Month U.S. LIBOR + 1.850%) (a)(b)	500,000	495,003
Arbor Realty Commercial Real Estate Notes 2021-FL4 Ltd.
Series 2021-FL4, 8.236%, due 11/15/36, Callable: 06/15/24 (1 Month U.S. LIBOR + 2.900%) (a)(b)(d)	275,000	256,098
Ares XLIX CLO Ltd.
Series 2018-49, 7.557%, due 07/22/30, Callable: 07/22/23 (3 Month U.S. LIBOR + 1.950%) (a)(b)	1,000,000	954,808

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Par Value	Value
COLLATERALIZED LOAN OBLIGATIONS — 6.0% (Continued)
BDS 2020-FL5 Ltd.
Series LTD, 7.394%, due 02/16/37, Callable: 07/16/23 (1 Month SOFR Rate + 2.164%) (a)(b)(d)	$340,000	$324,845
BlueMountain CLO XXVIII Ltd.
Series C, 7.570%, due 04/15/34, Callable: 07/15/23 (3 Month U.S. LIBOR + 2.000%) (a)(b)	250,000	235,375
Canyon Capital CLO 2014-1 Ltd.
Series 2014-1R, 8.381%, due 01/30/31, Callable: 07/30/23 (3 Month U.S. LIBOR + 2.750%) (a)(b)	250,000	218,068
Canyon Capital CLO 2021-2 Ltd.
Series D, 8.920%, due 04/15/34, Callable: 07/15/23 (3 Month U.S. LIBOR + 3.350%) (a)(b)	500,000	458,725
CIFC Funding 2015-IV Ltd.
Series IVR2, 7.488%, due 04/20/34, Callable: 07/20/23 (3 Month U.S. LIBOR + 1.900%) (a)(b)	250,000	237,862

	Par Value	Value
CIFC Funding 2021-IV Ltd.
Series 2021-IV, 8.470%, due 07/15/33, Callable: 07/15/23 (3 Month U.S. LIBOR + 2.900%) (a)(b)	$500,000	$477,824
CLNC 2019-FL1 Ltd.
Series 2019-FL1, 7.261%, due 08/20/35, Callable: 07/19/23 (1 Month SOFR Rate + 2.014%) (a)(b)	100,000	97,009
Columbia Cent CLO 27 Ltd.
Series 2018-27R, 9.443%, due 01/25/35, Callable: 01/25/24 (3 Month U.S. LIBOR + 3.830%) (a)(b)	500,000	454,324
Dryden 40 Senior Loan Fund
Series 2015-40R, 7.421%, due 08/15/31, Callable: 08/15/23 (3 Month U.S. LIBOR + 2.100%) (a)(b)	500,000	482,969
Goldentree Loan Management US CLO 2 Ltd.
Series D, 8.238%, due 11/28/30, Callable: 07/20/23 (3 Month U.S. LIBOR + 2.650%) (a)(b)	500,000	481,747

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Par Value	Value
COLLATERALIZED LOAN OBLIGATIONS — 6.0% (Continued)
Greystone CRE Notes 2019-FL2 Ltd.
Series C, 7.336%, due 09/15/37, Callable: 07/15/23 (1 Month U.S. LIBOR + 2.000%) (a)(b)(d)	$200,000	$195,681
Hayfin US XII Ltd.
Series 2018-8, 7.068%, due 04/20/31, Callable: 07/20/23 (3 Month U.S. LIBOR + 1.480%) (a)(b)	500,000	486,092
Invesco US CLO 2023-1 Ltd.
Series 2023-1, 8.520%, due 04/22/35, Callable: 04/22/24 (3 Month SOFR Rate + 3.650%) (a)(b)	250,000	250,811
LCM XXIV Ltd.
Series LTD, 7.488%, due 03/20/30, Callable: 07/20/23 (3 Month U.S. LIBOR + 1.900%) (a)(b)	250,000	237,745
Madison Park Funding XXI Ltd.
Series FLT, 7.770%, due 10/15/32, Callable: 07/15/23 (3 Month U.S. LIBOR + 2.200%) (a)(b)	250,000	240,875

	Par Value	Value
Neuberger Berman Loan Advisers CLO 40 Ltd.
Series C, 7.320%, due 04/16/33, Callable: 07/16/23 (3 Month U.S. LIBOR + 1.750%) (a)(b)	$250,000	$238,308
Octagon Investment Partners 31 Ltd.
Series C-R, 7.638%, due 07/20/30, Callable: 07/20/23 (3 Month U.S. LIBOR + 2.050%) (a)(b)	280,000	271,238
Octagon Investment Partners XIV Ltd.
Series LTD, 9.470%, due 07/15/29, Callable: 07/15/23 (3 Month U.S. LIBOR + 3.900%) (a)(b)	500,000	451,350
OHA Credit Funding 5 Ltd.
Series E, 11.822%, due 04/18/33, Callable: 07/18/23 (3 Month U.S. LIBOR + 6.250%) (a)(b)	500,000	482,476
OHA Credit Funding 8 Ltd.
Series 2021-8, 7.472%, due 01/18/34, Callable: 07/18/23 (3 Month U.S. LIBOR + 1.900%) (a)(b)	250,000	238,283

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Par Value	Value
COLLATERALIZED LOAN OBLIGATIONS — 6.0% (Continued)
OHA Credit Partners XIII Ltd.
Series D-R, 8.795%, due 10/25/34, Callable: 10/21/23 (3 Month U.S. LIBOR + 3.200%) (a)(b)	$500,000	$472,212
OHA Loan Funding 2013-1 Ltd.
Series FLT, 7.677%, due 07/23/31, Callable: 07/23/23 (3 Month U.S. LIBOR + 2.070%) (a)(b)	500,000	485,025
Palmer Square CLO 2023-1 Ltd.
Series C, 8.576%, due 01/20/36, Callable: 01/20/25 (3 Month SOFR Rate + 3.250%) (a)(b)	500,000	503,555
Palmer Square Loan Funding 2022-2 Ltd.
Series B, 7.508%, due 10/15/30, Callable: 07/15/23 (3 Month SOFR Rate + 2.200%) (a)(b)	800,000	772,873
TCI-Flatiron CLO 2018-1 Ltd.
Series C-R, 7.381%, due 01/29/32, Callable: 07/29/23 (3 Month U.S. LIBOR + 1.750%) (a)(b)	250,000	238,125

	Par Value	Value
TCW CLO 2021-1 Ltd.
Series LTD, 7.488%, due 03/18/34, Callable: 07/20/23 (3 Month U.S. LIBOR + 1.900%) (a)(b)	$250,000	$233,916
TCW CLO 2023-1 Ltd.
Series 2023-1, 8.866%, due 04/28/36, Callable: 04/28/25 (3 Month SOFR Rate + 3.500%) (a)(b)	400,000	393,481
Wind River 2014-3 CLO Ltd.
Series FLT, 9.007%, due 10/22/31, Callable: 07/22/23 (3 Month U.S. LIBOR + 3.400%) (a)(b)	500,000	419,338
Total Collateralized Loan Obligations (Cost $12,731,360)		12,141,944

CORPORATE BONDS — 20.2%
Basic Materials — 0.8%
Arconic Corp.
6.125%, due 02/15/28, Callable: 07/31/23 (b)	55,000	55,550
ASP Unifrax Holdings, Inc.
5.250%, due 09/30/28, Callable: 09/30/24 (b)	25,000	18,031

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

		Par Value	Value
CORPORATE BONDS — 20.2% (Continued)
Basic Materials — 0.8% (Continued)
Cleveland-Cliffs, Inc.
4.625%, due 03/01/29, Callable: 03/01/24 (b)(e)		$295,000	$265,500
4.875%, due 03/01/31, Callable: 03/01/26 (b)(e)		180,000	157,500
Coeur Mining, Inc.
5.125%, due 02/15/29, Callable: 02/15/24 (b)(e)		25,000	20,562
Ecolab, Inc.
1.000%, due 01/15/24, Callable: 10/15/23	EUR	150,000	161,076
Freeport-McMoRan, Inc.
4.125%, due 03/01/28, Callable: 07/31/23		$25,000	23,406
4.375%, due 08/01/28, Callable: 08/01/23		50,000	47,000
4.625%, due 08/01/30, Callable: 08/01/25		350,000	329,438
5.400%, due 11/14/34, Callable: 05/14/34		32,000	30,840
5.450%, due 03/15/43, Callable: 09/15/42		400,000	373,000
Glencore Funding LLC
1.625%, due 04/27/26, Callable: 03/27/26 (b)		65,000	58,521
Illuminate Buyer LLC
9.000%, due 07/01/28, Callable: 07/31/23 (b)		25,000	21,875

	Par Value	Value
Iris Holdings, Inc.
8.750%, due 02/15/26, Callable: 07/31/23 (b)	$25,000	$23,733
LSF11 A5 HoldCo LLC
6.625%, due 10/15/29, Callable: 10/15/24 (b)	15,000	12,544
Mativ Holdings, Inc.
6.875%, due 10/01/26, Callable: 07/31/23 (b)	25,000	21,719
Novelis Corp.
3.875%, due 08/15/31, Callable: 08/15/26 (b)	25,000	20,531
Olin Corp.
5.125%, due 09/15/27, Callable: 07/31/23	25,000	23,844
Tronox, Inc.
4.625%, due 03/15/29, Callable: 03/15/24 (b)	20,000	16,650
WR Grace Holdings LLC
5.625%, due 08/15/29, Callable: 08/15/24 (b)	35,000	28,612
		1,709,932
Communications — 2.3%
AMC Networks, Inc.
4.250%, due 02/15/29, Callable: 02/15/24	25,000	13,250
AT&T, Inc.
3.500%, due 09/15/53, Callable: 03/15/53	235,000	166,613

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Par Value	Value
CORPORATE BONDS — 20.2% (Continued)
Communications — 2.3% (Continued)
Beasley Mezzanine Holdings LLC
8.625%, due 02/01/26, Callable: 07/31/23 (b)	$25,000	$16,312
CCO Holdings LLC
4.750%, due 03/01/30, Callable: 09/01/24 (b)	40,000	34,000
4.250%, due 02/01/31, Callable: 07/01/25 (b)	350,000	281,750
4.750%, due 02/01/32, Callable: 02/01/27 (b)	30,000	24,375
4.500%, due 06/01/33, Callable: 06/01/27 (b)	100,000	78,250
4.250%, due 01/15/34, Callable: 01/15/28 (b)	25,000	18,844
Cengage Learning, Inc.
9.500%, due 06/15/24, Callable: 07/31/23 (b)	2,000	2,002
Charter Communications Operating LLC
4.908%, due 07/23/25, Callable: 04/23/25	195,000	191,087
2.800%, due 04/01/31, Callable: 01/01/31	70,000	56,320
5.750%, due 04/01/48, Callable: 10/01/47	90,000	76,661
5.125%, due 07/01/49, Callable: 01/01/49	305,000	237,336

	Par Value	Value
Clear Channel Outdoor Holdings, Inc.
7.500%, due 06/01/29, Callable: 06/01/24 (b)(e)	$15,000	$11,100
Comcast Corp.
3.400%, due 04/01/30, Callable: 01/01/30	95,000	87,164
2.937%, due 11/01/56, Callable: 05/01/56	106,000	69,095
CommScope Technologies LLC
5.000%, due 03/15/27, Callable: 07/11/23 (b)	25,000	17,437
CommScope, Inc.
4.750%, due 09/01/29, Callable: 09/01/24 (b)	25,000	19,719
CSC Holdings LLC
5.250%, due 06/01/24	25,000	23,250
Directv Financing LLC
5.875%, due 08/15/27, Callable: 08/15/23 (b)	45,000	40,612
DISH DBS Corp.
5.750%, due 12/01/28, Callable: 12/01/27 (b)	25,000	18,594
5.125%, due 06/01/29	25,000	11,625
Embarq Corp.
7.995%, due 06/01/36	25,000	15,125
Expedia Group, Inc.
5.000%, due 02/15/26, Callable: 11/15/25	95,000	93,628

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Par Value	Value
CORPORATE BONDS — 20.2% (Continued)
Communications — 2.3% (Continued)
3.250%, due 02/15/30, Callable: 11/15/29	$105,000	$91,462
Frontier Communications Holdings LLC
5.875%, due 10/15/27, Callable: 10/15/23 (b)	10,000	9,125
5.000%, due 05/01/28, Callable: 05/01/24 (b)	20,000	17,250
GCI LLC
4.750%, due 10/15/28, Callable: 10/15/23 (b)	25,000	21,312
Gray Escrow II, Inc.
5.375%, due 11/15/31, Callable: 11/15/26 (b)	25,000	16,500
Level 3 Financing, Inc.
10.500%, due 05/15/30, Callable: 05/15/26 (b)	15,000	15,187
Liberty Broadband Corp. CVRT
3.125%, due 03/31/53, Callable: 04/06/26 (b)	380,000	370,342
Liberty Media Corp. CVRT
0.500%, due 12/01/50, Callable: 09/01/24 (b)	100,000	109,688
Match Group Holdings II LLC
4.625%, due 06/01/28, Callable: 07/31/23 (b)	25,000	22,875

	Par Value	Value
4.125%, due 08/01/30, Callable: 05/01/25 (b)	$100,000	$85,375
McGraw-Hill Education, Inc.
5.750%, due 08/01/28, Callable: 08/01/24 (b)	40,000	34,550
8.000%, due 08/01/29, Callable: 08/01/24 (b)	25,000	21,250
MercadoLibre, Inc.
2.375%, due 01/14/26, Callable: 12/14/25	200,000	181,250
Meta Platforms, Inc.
3.850%, due 08/15/32, Callable: 05/15/32	110,000	101,967
Millennium Escrow Corp.
6.625%, due 08/01/26, Callable: 08/01/23 (b)	25,000	18,188
Netflix, Inc.
5.875%, due 11/15/28	15,000	15,480
News Corp.
3.875%, due 05/15/29, Callable: 05/15/24 (b)	305,000	267,638
5.125%, due 02/15/32, Callable: 02/15/27 (b)	20,000	18,275
Paramount Global
6.250%, due 02/28/57, Callable: 02/28/27 (3 Month U.S. LIBOR + 3.899%) (a)	25,000	19,063

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Par Value	Value
CORPORATE BONDS — 20.2% (Continued)
Communications — 2.3% (Continued)
6.375%, due 03/30/62, Callable: 03/30/27 (5 Year CMT Rate + 3.999%) (a)	$145,000	$121,256
Radiate Holdco LLC
4.500%, due 09/15/26, Callable: 09/15/23 (b)	25,000	19,813
Scripps Escrow II, Inc.
3.875%, due 01/15/29, Callable: 01/15/24 (b)	35,000	27,825
Sirius XM Radio, Inc.
5.000%, due 08/01/27, Callable: 07/31/23 (b)	25,000	23,062
4.125%, due 07/01/30, Callable: 07/01/25 (b)	235,000	191,819
Spanish Broadcasting System, Inc.
9.750%, due 03/01/26, Callable: 09/01/23 (b)	25,000	17,125
Sprint LLC
7.625%, due 02/15/25, Callable: 11/15/24	75,000	76,594
7.625%, due 03/01/26, Callable: 11/01/25	25,000	25,969
Stagwell Global LLC
5.625%, due 08/15/29, Callable: 08/15/24 (b)	25,000	21,500

	Par Value	Value
T-Mobile USA, Inc.
2.250%, due 02/15/26, Callable: 07/11/23	$95,000	$87,290
4.750%, due 02/01/28, Callable: 07/11/23	35,000	33,950
2.625%, due 02/15/29, Callable: 02/15/24	90,000	77,989
3.375%, due 04/15/29, Callable: 04/15/24	95,000	85,327
2.875%, due 02/15/31, Callable: 02/15/26	85,000	71,877
3.500%, due 04/15/31, Callable: 04/15/26	155,000	136,906
Townsquare Media, Inc.
6.875%, due 02/01/26, Callable: 07/31/23 (b)	30,000	28,725
Uber Technologies, Inc.
8.000%, due 11/01/26, Callable: 07/31/23 (b)	115,000	116,725
Uber Technologies, Inc. CVRT
0.000%, due 12/15/25	195,000	177,604
Univision Communications, Inc.
6.625%, due 06/01/27, Callable: 07/11/23 (b)	25,000	24,188
Urban One, Inc.
7.375%, due 02/01/28, Callable: 02/01/24 (b)	25,000	21,750

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Par Value	Value
CORPORATE BONDS — 20.2% (Continued)
Communications — 2.3% (Continued)
Verizon Communications, Inc.
6.421%, due 05/15/25, Callable: 03/15/25 (3 Month U.S. LIBOR + 1.100%) (a)	$95,000	$95,594
3.875%, due 03/01/52, Callable: 09/01/51	40,000	31,459
Viasat, Inc.
5.625%, due 09/15/25, Callable: 07/11/23 (b)	25,000	24,156
Viavi Solutions, Inc.
3.750%, due 10/01/29, Callable: 10/01/24 (b)	25,000	21,250
Zayo Group Holdings, Inc.
6.125%, due 03/01/28, Callable: 07/31/23 (b)(e)	25,000	15,594
		4,616,273
Consumer, Cyclical — 3.0%
Academy Ltd.
6.000%, due 11/15/27, Callable: 11/15/23 (b)	25,000	24,000
Affinity Interactive
6.875%, due 12/15/27, Callable: 12/01/23 (b)	25,000	22,000
Allison Transmission, Inc.
5.875%, due 06/01/29, Callable: 06/01/24 (b)	25,000	24,187

	Par Value	Value
American Airlines Group, Inc. CVRT
6.500%, due 07/01/25	$225,000	$288,344
Arko Corp.
5.125%, due 11/15/29, Callable: 11/15/24 (b)	15,000	12,206
Asbury Automotive Group, Inc.
4.750%, due 03/01/30, Callable: 03/01/25	25,000	22,125
Ashton Woods USA LLC
4.625%, due 08/01/29, Callable: 08/01/24 (b)	25,000	21,250
Bath & Body Works, Inc.
6.750%, due 07/01/36	25,000	22,375
BCPE Empire Holdings, Inc.
7.625%, due 05/01/27, Callable: 07/31/23 (b)	35,000	32,550
Brinker International, Inc.
5.000%, due 10/01/24, Callable: 07/01/24 (b)	25,000	24,469
8.250%, due 07/15/30, Callable: 07/15/26 (b)	25,000	24,531
Burlington Stores, Inc. CVRT
2.250%, due 04/15/25 (e)	155,000	160,980
Caesars Entertainment, Inc.
6.250%, due 07/01/25, Callable: 07/11/23 (b)	25,000	24,875
4.625%, due 10/15/29, Callable: 10/15/24 (b)	30,000	26,175

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Par Value	Value
CORPORATE BONDS — 20.2% (Continued)
Consumer, Cyclical — 3.0% (Continued)
CCM Merger, Inc.
6.375%, due 05/01/26, Callable: 07/31/23 (b)	$25,000	$24,250
Dealer Tire LLC
8.000%, due 02/01/28, Callable: 08/01/23 (b)	5,000	4,550
Delta Air Lines 2020-1 Class A Pass Through Trust
2.500%, due 12/10/29	72,892	63,994
Delta Air Lines, Inc.
2.900%, due 10/28/24, Callable: 09/28/24	115,000	110,400
7.375%, due 01/15/26, Callable: 12/15/25	35,000	36,488
4.375%, due 04/19/28, Callable: 01/19/28	25,000	23,562
Dick’s Sporting Goods, Inc.
3.150%, due 01/15/32, Callable: 10/15/31	125,000	102,274
Dollar Tree, Inc.
4.000%, due 05/15/25, Callable: 03/15/25	200,000	193,635
Ferrellgas LP
5.375%, due 04/01/26, Callable: 07/31/23 (b)	20,000	18,550
Fertitta Entertainment LLC
6.750%, due 01/15/30, Callable: 01/15/25 (b)	60,000	50,850

		Par Value	Value
Foot Locker, Inc.
4.000%, due 10/01/29, Callable: 10/01/24 (b)		$25,000	$18,812
Ford Motor Co.
3.250%, due 02/12/32, Callable: 11/12/31		125,000	98,151
6.100%, due 08/19/32, Callable: 05/19/32		25,000	23,996
Ford Motor Credit Co. LLC
2.748%, due 06/14/24	GBP	100,000	121,222
4.950%, due 05/28/27, Callable: 04/28/27		$200,000	188,262
4.125%, due 08/17/27, Callable: 06/17/27		300,000	273,822
3.625%, due 06/17/31, Callable: 03/17/31		245,000	199,568
General Motors Financial Co., Inc.
2.400%, due 10/15/28, Callable: 08/15/28		105,000	88,877
Golden Entertainment, Inc.
7.625%, due 04/15/26, Callable: 07/31/23 (b)		25,000	25,063
Hanesbrands, Inc.
4.875%, due 05/15/26, Callable: 02/15/26 (b)		25,000	23,281
Hilton Domestic Operating Co., Inc.
4.875%, due 01/15/30, Callable: 01/15/25		160,000	149,200
4.000%, due 05/01/31, Callable: 05/01/26 (b)		25,000	21,656

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Par Value	Value
CORPORATE BONDS — 20.2% (Continued)
Consumer, Cyclical — 3.0% (Continued)
3.625%, due 02/15/32, Callable: 08/15/26 (b)	$100,000	$83,375
Hyatt Hotels Corp.
6.000%, due 04/23/30, Callable: 01/23/30	223,000	222,459
Hyundai Capital America
5.680%, due 06/26/28, Callable: 05/26/28 (b)	75,000	74,406
Installed Building Products, Inc.
5.750%, due 02/01/28, Callable: 07/17/23 (b)	25,000	23,500
Interface, Inc.
5.500%, due 12/01/28, Callable: 12/01/23 (b)	25,000	20,250
LBM Acquisition LLC
6.250%, due 01/15/29, Callable: 01/15/24 (b)	25,000	20,625
LCM Investments Holdings II LLC
4.875%, due 05/01/29, Callable: 05/01/24 (b)	25,000	21,250
Lions Gate Capital Holdings LLC
5.500%, due 04/15/29, Callable: 04/15/24 (b)	25,000	18,094
Lowe’s Cos., Inc.
5.625%, due 04/15/53, Callable: 10/15/52	35,000	34,971

	Par Value	Value
4.450%, due 04/01/62, Callable: 10/01/61	$88,000	$70,948
M/I Homes, Inc.
3.950%, due 02/15/30, Callable: 08/15/29	25,000	21,375
Macy’s Retail Holdings LLC
6.125%, due 03/15/32, Callable: 03/15/27 (b)	25,000	21,875
Marriott International, Inc.
3.125%, due 06/15/26, Callable: 03/15/26	100,000	93,860
Marriott Vacations Worldwide Corp. CVRT
3.250%, due 12/15/27 (b)	165,000	155,948
McDonald’s Corp.
3.600%, due 07/01/30, Callable: 04/01/30	95,000	88,372
MGM Resorts International
4.750%, due 10/15/28, Callable: 07/15/28	45,000	40,781
Midwest Gaming Borrower LLC
4.875%, due 05/01/29, Callable: 05/01/24 (b)	45,000	39,825
Murphy Oil USA, Inc.
5.625%, due 05/01/27, Callable: 07/31/23	25,000	24,313
Premier Entertainment Sub LLC
5.625%, due 09/01/29, Callable: 09/01/24 (b)	75,000	56,531
5.875%, due 09/01/31, Callable: 09/01/26 (b)	97,000	71,538

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Par Value	Value
CORPORATE BONDS — 20.2% (Continued)
Consumer, Cyclical — 3.0% (Continued)
Ritchie Bros Holdings, Inc.
7.750%, due 03/15/31, Callable: 03/15/26 (b)	$15,000	$15,600
Sally Holdings LLC
5.625%, due 12/01/25, Callable: 07/31/23	25,000	24,625
Scientific Games Holdings LP
6.625%, due 03/01/30, Callable: 03/01/25 (b)	70,000	61,600
Scientific Games International, Inc.
7.250%, due 11/15/29, Callable: 11/15/24 (b)	25,000	25,031
Shea Homes LP
4.750%, due 04/01/29, Callable: 04/01/24	25,000	21,813
Sonic Automotive, Inc.
4.625%, due 11/15/29, Callable: 11/15/24 (b)(e)	75,000	62,813
Southwest Airlines Co. CVRT
1.250%, due 05/01/25	180,000	206,905
SRS Distribution, Inc.
4.625%, due 07/01/28, Callable: 07/01/24 (b)	50,000	44,625
6.125%, due 07/01/29, Callable: 07/01/24 (b)	25,000	21,625

	Par Value	Value
Staples, Inc.
7.500%, due 04/15/26, Callable: 07/31/23 (b)	$35,000	$28,831
Station Casinos LLC
4.500%, due 02/15/28, Callable: 07/31/23 (b)	25,000	22,406
STL Holding Co. LLC
7.500%, due 02/15/26, Callable: 07/17/23 (b)	25,000	22,938
Suburban Propane Partners LP
5.000%, due 06/01/31, Callable: 06/01/26 (b)	45,000	37,856
SWF Escrow Issuer Corp.
6.500%, due 10/01/29, Callable: 10/01/24 (b)	10,000	6,000
Taylor Morrison Communities, Inc.
5.125%, due 08/01/30, Callable: 02/01/30 (b)	25,000	23,063
Tempur Sealy International, Inc.
3.875%, due 10/15/31, Callable: 10/15/26 (b)	25,000	20,188
The Gap, Inc.
3.875%, due 10/01/31, Callable: 10/01/26 (b)	25,000	17,063
The Goodyear Tire & Rubber Co.
5.250%, due 07/15/31, Callable: 04/15/31	35,000	30,275

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Par Value	Value
CORPORATE BONDS — 20.2% (Continued)
Consumer, Cyclical — 3.0% (Continued)
The Home Depot, Inc.
3.625%, due 04/15/52, Callable: 10/15/51	$115,000	$91,372
The Michaels Cos., Inc.
5.250%, due 05/01/28, Callable: 11/01/23 (b)	5,000	4,025
The William Carter Co.
5.625%, due 03/15/27, Callable: 07/31/23 (b)	25,000	24,344
Travel + Leisure Co.
6.625%, due 07/31/26, Callable: 04/30/26 (b)	69,000	68,655
4.500%, due 12/01/29, Callable: 09/01/29 (b)	170,000	145,350
United Airlines Holdings, Inc.
4.875%, due 01/15/25	25,000	24,500
Victoria’s Secret & Co.
4.625%, due 07/15/29, Callable: 07/15/24 (b)	25,000	18,250
Warnermedia Holdings, Inc.
3.755%, due 03/15/27, Callable: 02/15/27	100,000	93,344
WMG Acquisition Corp.
3.000%, due 02/15/31, Callable: 02/15/26 (b)	295,000	238,581

	Par Value	Value
Wyndham Hotels & Resorts, Inc.
4.375%, due 08/15/28, Callable: 08/15/23 (b)	$130,000	$118,300
Wynn Las Vegas LLC
5.250%, due 05/15/27, Callable: 02/15/27 (b)	25,000	23,688
Yum! Brands, Inc.
4.750%, due 01/15/30, Callable: 10/15/29 (b)	307,000	286,661
3.625%, due 03/15/31, Callable: 12/15/30	355,000	306,187
4.625%, due 01/31/32, Callable: 10/01/26	175,000	157,938
		6,089,278
Consumer, Non-cyclical — 3.4%
AbbVie, Inc.
4.700%, due 05/14/45, Callable: 11/14/44	210,000	190,623
Acadia Healthcare Co., Inc.
5.500%, due 07/01/28, Callable: 07/31/23 (b)	25,000	23,812
AdaptHealth LLC
5.125%, due 03/01/30, Callable: 03/01/25 (b)	45,000	36,450
Albertsons Cos., Inc.
3.500%, due 03/15/29, Callable: 09/15/23 (b)	20,000	17,300

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Par Value	Value
CORPORATE BONDS — 20.2% (Continued)
Consumer, Non-cyclical — 3.4% (Continued)
Allied Universal Holdco LLC
6.625%, due 07/15/26, Callable: 07/31/23 (b)	$45,000	$42,581
9.750%, due 07/15/27, Callable: 07/31/23 (b)	25,000	22,063
Alta Equipment Group, Inc.
5.625%, due 04/15/26, Callable: 07/31/23 (b)	25,000	23,281
Amgen, Inc.
5.250%, due 03/02/30, Callable: 01/02/30	50,000	50,157
AMN Healthcare, Inc.
4.625%, due 10/01/27, Callable: 07/31/23 (b)	25,000	23,259
Anheuser-Busch Cos LLC
4.900%, due 02/01/46, Callable: 08/01/45	95,000	90,817
APi Group DE, Inc.
4.750%, due 10/15/29, Callable: 10/15/24 (b)	25,000	22,469
Becton Dickinson & Co.
4.693%, due 02/13/28, Callable: 01/13/28	80,000	78,828
BellRing Brands, Inc.
7.000%, due 03/15/30, Callable: 03/15/27 (b)	25,000	25,156

	Par Value	Value
Centene Corp.
4.625%, due 12/15/29, Callable: 12/15/24	$65,000	$59,800
3.375%, due 02/15/30, Callable: 02/15/25	305,000	260,775
3.000%, due 10/15/30, Callable: 07/15/30	365,000	303,862
2.500%, due 03/01/31, Callable: 12/01/30	295,000	235,487
2.625%, due 08/01/31, Callable: 05/01/31	15,000	11,944
Community Health Systems, Inc.
6.000%, due 01/15/29, Callable: 01/15/24 (b)	25,000	21,031
5.250%, due 05/15/30, Callable: 05/15/25 (b)	25,000	19,688
Constellation Brands, Inc.
3.150%, due 08/01/29, Callable: 05/01/29	110,000	98,626
2.875%, due 05/01/30, Callable: 02/01/30	5,000	4,350
Coty, Inc.
5.000%, due 04/15/26, Callable: 07/31/23 (b)	30,000	28,762
CPI CG, Inc.
8.625%, due 03/15/26, Callable: 07/31/23 (b)	15,000	14,400
CVS Health Corp.
5.125%, due 02/21/30, Callable: 12/21/29	25,000	24,754

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Par Value	Value
CORPORATE BONDS — 20.2% (Continued)
Consumer, Non-cyclical — 3.4% (Continued)
5.300%, due 06/01/33, Callable: 03/01/33	$95,000	$94,777
Darling Ingredients, Inc.
6.000%, due 06/15/30, Callable: 06/15/25 (b)	290,000	282,387
DaVita, Inc.
4.625%, due 06/01/30, Callable: 06/01/25 (b)	25,000	21,437
Duke University
3.299%, due 10/01/46	163,000	126,111
Elevance Health, Inc.
2.375%, due 01/15/25, Callable: 12/15/24	85,000	80,829
4.550%, due 05/15/52, Callable: 11/15/51	30,000	26,641
Encompass Health Corp.
4.750%, due 02/01/30, Callable: 02/01/25	25,000	22,750
Gartner, Inc.
3.750%, due 10/01/30, Callable: 10/01/25 (b)	125,000	108,750
Graham Holdings Co.
5.750%, due 06/01/26, Callable: 07/11/23 (b)	25,000	24,500
HCA, Inc.
4.125%, due 06/15/29, Callable: 03/15/29	385,000	355,644
3.500%, due 09/01/30, Callable: 03/01/30	706,000	618,632

	Par Value	Value
5.500%, due 06/01/33, Callable: 03/01/33	$150,000	$149,863
KeHE Distributors LLC
8.625%, due 10/15/26, Callable: 07/31/23 (b)	15,000	14,962
Kraft Heinz Foods Co.
4.250%, due 03/01/31, Callable: 12/01/30	265,000	252,094
6.875%, due 01/26/39	150,000	167,809
7.125%, due 08/01/39 (b)	35,000	38,946
4.375%, due 06/01/46, Callable: 12/01/45	290,000	246,498
Kronos Acquisition Holdings, Inc.
5.000%, due 12/31/26, Callable: 07/31/23 (b)	15,000	13,837
Legacy LifePoint Health LLC
4.375%, due 02/15/27, Callable: 07/31/23 (b)	20,000	15,400
Legends Hospitality Holding Co. LLC
5.000%, due 02/01/26, Callable: 07/31/23 (b)	25,000	22,594
Massachusetts Institute of Technology
2.989%, due 07/01/50, Callable: 01/01/50	100,000	74,201
Medline Borrower LP
3.875%, due 04/01/29, Callable: 10/01/24 (b)	25,000	21,625

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Par Value	Value
CORPORATE BONDS — 20.2% (Continued)
Consumer, Non-cyclical — 3.4% (Continued)
5.250%, due 10/01/29, Callable: 10/01/24 (b)	$55,000	$47,713
Metis Merger Sub LLC
6.500%, due 05/15/29, Callable: 05/15/24 (b)	45,000	38,700
ModivCare Escrow Issuer, Inc.
5.000%, due 10/01/29, Callable: 10/01/24 (b)	40,000	29,600
ModivCare, Inc.
5.875%, due 11/15/25, Callable: 07/31/23 (b)	25,000	23,063
MPH Acquisition Holdings LLC
5.750%, due 11/01/28, Callable: 11/01/23 (b)	25,000	18,813
NESCO Holdings II, Inc.
5.500%, due 04/15/29, Callable: 04/15/24 (b)	15,000	13,538
Owens & Minor, Inc.
6.625%, due 04/01/30, Callable: 04/01/25 (b)	40,000	36,200
PECF USS Intermediate Holding III Corp.
8.000%, due 11/15/29, Callable: 11/15/24 (b)	25,000	14,031
Post Holdings, Inc.
5.625%, due 01/15/28, Callable: 07/17/23 (b)	265,000	254,069

	Par Value	Value
5.500%, due 12/15/29, Callable: 12/15/24 (b)	$85,000	$78,412
4.625%, due 04/15/30, Callable: 04/15/25 (b)	32,000	27,960
4.500%, due 09/15/31, Callable: 09/15/26 (b)	5,000	4,269
President and Fellows of Harvard College
2.517%, due 10/15/50, Callable: 04/15/50	110,000	73,466
Primo Water Holdings, Inc.
4.375%, due 04/30/29, Callable: 04/30/24 (b)	25,000	21,406
Quanta Services, Inc.
2.350%, due 01/15/32, Callable: 10/15/31	115,000	90,247
Select Medical Corp.
6.250%, due 08/15/26, Callable: 07/31/23 (b)	25,000	24,500
Simmons Foods, Inc.
4.625%, due 03/01/29, Callable: 03/01/24 (b)	25,000	20,000
Smithfield Foods, Inc.
4.250%, due 02/01/27, Callable: 11/01/26 (b)	175,000	161,205
3.000%, due 10/15/30, Callable: 07/15/30 (b)	10,000	7,838

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

		Par Value	Value
CORPORATE BONDS — 20.2% (Continued)
Consumer, Non-cyclical — 3.4% (Continued)
Spectrum Brands, Inc.
5.750%, due 07/15/25, Callable: 07/20/23		$25,000	$24,906
Sysco Corp.
5.950%, due 04/01/30, Callable: 01/01/30		85,000	88,963
Teleflex, Inc.
4.250%, due 06/01/28, Callable: 07/31/23 (b)		20,000	18,300
Tenet Healthcare Corp.
6.250%, due 02/01/27, Callable: 07/17/23		20,000	19,750
6.125%, due 10/01/28, Callable: 10/01/23		25,000	24,031
6.125%, due 06/15/30, Callable: 06/15/25		45,000	44,213
The ADT Security Corp.
4.125%, due 08/01/29, Callable: 08/01/28 (b)		25,000	21,594
Thermo Fisher Scientific, Inc.
0.750%, due 09/12/24, Callable: 06/12/24	EUR	100,000	104,964
1.400%, due 01/23/26, Callable: 11/23/25	EUR	115,000	117,749
0.500%, due 03/01/28, Callable: 12/01/27	EUR	100,000	94,328
Triton Water Holdings, Inc.
6.250%, due 04/01/29, Callable: 04/01/24 (b)		$25,000	21,406

	Par Value	Value
United Natural Foods, Inc.
6.750%, due 10/15/28, Callable: 10/15/23 (b)	$45,000	$37,294
United Rentals North America, Inc.
4.875%, due 01/15/28, Callable: 07/11/23	105,000	99,881
6.000%, due 12/15/29, Callable: 12/15/25 (b)	150,000	149,063
4.000%, due 07/15/30, Callable: 07/15/25	110,000	97,488
3.875%, due 02/15/31, Callable: 08/15/25	230,000	198,662
3.750%, due 01/15/32, Callable: 07/15/26	25,000	21,156
UnitedHealth Group, Inc.
5.050%, due 04/15/53, Callable: 10/15/52	70,000	69,309
4.950%, due 05/15/62, Callable: 11/15/61	45,000	43,264
Varex Imaging Corp.
7.875%, due 10/15/27, Callable: 10/15/23 (b)	25,000	24,875
WASH Multifamily Acquisition, Inc.
5.750%, due 04/15/26, Callable: 07/31/23 (b)	45,000	41,850
Williams Scotsman International, Inc.
4.625%, due 08/15/28, Callable: 08/15/23 (b)	25,000	22,844
		6,881,482

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Par Value	Value
CORPORATE BONDS — 20.2% (Continued)
Energy — 2.2%
Antero Midstream Partners LP
5.750%, due 03/01/27, Callable: 07/17/23 (b)	$45,000	$43,312
Antero Resources Corp.
5.375%, due 03/01/30, Callable: 03/01/25 (b)	25,000	22,875
Archrock Partners LP
6.250%, due 04/01/28, Callable: 07/31/23 (b)	25,000	23,250
Ascent Resources Utica Holdings LLC
5.875%, due 06/30/29, Callable: 09/01/24 (b)	25,000	22,250
BP Capital Markets America, Inc.
4.893%, due 09/11/33, Callable: 06/11/33	95,000	93,683
Callon Petroleum Co.
7.500%, due 06/15/30, Callable: 06/15/25 (b)(e)	30,000	28,275
Cheniere Energy Partners LP
4.000%, due 03/01/31, Callable: 03/01/26	370,000	325,137
Cheniere Energy, Inc.
4.625%, due 10/15/28, Callable: 10/15/23	110,000	102,575
Chesapeake Energy Corp.
5.875%, due 02/01/29, Callable: 02/05/24 (b)	35,000	33,162

	Par Value	Value
Chord Energy Corp.
6.375%, due 06/01/26, Callable: 07/31/23 (b)	$25,000	$24,750
Civitas Resources, Inc.
8.375%, due 07/01/28, Callable: 07/01/25 (b)	40,000	40,450
8.750%, due 07/01/31, Callable: 07/01/26 (b)	190,000	192,375
CNX Midstream Partners LP
4.750%, due 04/15/30, Callable: 04/15/25 (b)	25,000	21,062
CNX Resources Corp.
6.000%, due 01/15/29, Callable: 01/15/24 (b)	35,000	32,375
Continental Resources, Inc.
5.750%, due 01/15/31, Callable: 07/15/30 (b)	307,000	291,650
2.875%, due 04/01/32, Callable: 01/01/32 (b)	331,000	253,215
Crescent Energy Finance LLC
7.250%, due 05/01/26, Callable: 07/31/23 (b)	25,000	23,438
Crestwood Midstream Partners LP
5.750%, due 04/01/25, Callable: 07/31/23	25,000	24,625
Delek Logistics Partners LP
6.750%, due 05/15/25, Callable: 07/31/23	25,000	24,562

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Par Value	Value
CORPORATE BONDS — 20.2% (Continued)
Energy — 2.2% (Continued)
Devon Energy Corp.
5.250%, due 10/15/27, Callable: 07/11/23	$17,000	$16,743
DT Midstream, Inc.
4.125%, due 06/15/29, Callable: 06/15/24 (b)	25,000	21,875
Earthstone Energy Holdings LLC
8.000%, due 04/15/27, Callable: 04/15/24 (b)	25,000	24,000
Encino Acquisition Partners Holdings LLC
8.500%, due 05/01/28, Callable: 05/01/24 (b)	25,000	22,688
Energy Transfer LP
4.750%, due 01/15/26, Callable: 10/15/25	95,000	92,762
7.125%, Perpetual, Callable: 05/15/30 (5 Year CMT Rate + 5.306%) (a)	175,000	148,750
EQM Midstream Partners LP
6.000%, due 07/01/25, Callable: 04/01/25 (b)	4,000	3,955
4.750%, due 01/15/31, Callable: 07/15/30 (b)	65,000	56,875
EQT Corp.
3.900%, due 10/01/27, Callable: 07/01/27	67,000	61,975
3.625%, due 05/15/31, Callable: 05/15/30 (b)(e)	350,000	300,125

	Par Value	Value
Hess Midstream Operations LP
5.125%, due 06/15/28, Callable: 07/31/23 (b)	$20,000	$18,700
4.250%, due 02/15/30, Callable: 02/15/25 (b)	85,000	74,163
Hilcorp Energy I LP
6.250%, due 11/01/28, Callable: 11/01/23 (b)	35,000	32,988
5.750%, due 02/01/29, Callable: 02/01/24 (b)	50,000	45,375
Kinder Morgan Energy Partners LP
6.950%, due 01/15/38	90,000	96,468
Kinder Morgan, Inc.
5.300%, due 12/01/34, Callable: 06/01/34	55,000	52,555
Matador Resources Co.
6.875%, due 04/15/28, Callable: 04/15/25 (b)	25,000	24,625
Murphy Oil Corp.
6.375%, due 07/15/28, Callable: 07/15/24	25,000	24,625
NGL Energy Operating LLC
7.500%, due 02/01/26, Callable: 07/31/23 (b)	35,000	34,475
Northern Oil and Gas, Inc.
8.750%, due 06/15/31, Callable: 06/15/26 (b)	25,000	24,563

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Par Value	Value
CORPORATE BONDS — 20.2% (Continued)
Energy — 2.2% (Continued)
Occidental Petroleum Corp.
3.400%, due 04/15/26, Callable: 01/15/26	$47,000	$43,475
3.200%, due 08/15/26, Callable: 06/15/26	31,000	28,094
6.625%, due 09/01/30, Callable: 03/01/30	245,000	253,881
6.125%, due 01/01/31, Callable: 07/01/30	155,000	157,325
7.500%, due 05/01/31	70,000	76,388
Ovintiv, Inc.
6.500%, due 08/15/34	190,000	190,036
6.500%, due 02/01/38	115,000	111,900
Permian Resources Operating LLC
5.875%, due 07/01/29, Callable: 07/01/24 (b)	25,000	23,500
Phillips 66
4.950%, due 12/01/27, Callable: 11/01/27	40,000	39,417
Sabine Pass Liquefaction LLC
5.000%, due 03/15/27, Callable: 09/15/26	85,000	83,725
Southwestern Energy Co.
5.950%, due 01/23/25, Callable: 10/23/24	3,000	2,970
5.375%, due 02/01/29, Callable: 02/01/24	60,000	56,400
4.750%, due 02/01/32, Callable: 02/01/27	30,000	26,325

	Par Value	Value
SunCoke Energy, Inc.
4.875%, due 06/30/29, Callable: 06/30/24 (b)	$65,000	$54,763
Sunoco LP
6.000%, due 04/15/27, Callable: 07/31/23	35,000	34,431
4.500%, due 05/15/29, Callable: 05/15/24	40,000	35,500
The Williams Cos., Inc.
3.500%, due 11/15/30, Callable: 08/15/30	30,000	26,744
Transcontinental Gas Pipe Line Co. LLC
3.250%, due 05/15/30, Callable: 02/15/30	30,000	26,596
Venture Global LNG, Inc.
8.125%, due 06/01/28, Callable: 06/01/25 (b)	45,000	45,337
8.375%, due 06/01/31, Callable: 06/01/26 (b)	15,000	15,019
Western Midstream Operating LP
4.050%, due 02/01/30, Callable: 11/01/29	210,000	188,738
5.450%, due 04/01/44, Callable: 10/01/43	25,000	21,125
		4,342,995
Financial — 4.3%
Air Lease Corp.
1.875%, due 08/15/26, Callable: 07/15/26	90,000	79,569
Alexandria Real Estate Equities, Inc.
3.000%, due 05/18/51, Callable: 11/18/50	150,000	90,218

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

		Par Value	Value
CORPORATE BONDS — 20.2% (Continued)
Financial — 4.3% (Continued)
Alliant Holdings Intermediate LLC
6.750%, due 10/15/27, Callable: 07/31/23 (b)		$30,000	$28,200
Ally Financial, Inc.
6.700%, due 02/14/33, Callable: 11/16/32		25,000	22,104
American Express Co.
5.850%, due 11/05/27, Callable: 10/05/27		90,000	92,041
American Tower Corp.
1.950%, due 05/22/26, Callable: 02/22/26	EUR	100,000	101,486
0.500%, due 01/15/28, Callable: 10/15/27	EUR	100,000	91,655
AmWINS Group, Inc.
4.875%, due 06/30/29, Callable: 06/30/24 (b)		$40,000	36,050
Aretec Escrow Issuer, Inc.
7.500%, due 04/01/29, Callable: 04/01/24 (b)		25,000	21,625
Athene Global Funding
5.651%, due 08/19/24 (SOFR Index + 0.560%) (a)(b)		245,000	241,481
Bank of America Corp.
3.384%, due 04/02/26, Callable: 04/02/25 (SOFR Rate + 1.330%) (a)		250,000	239,564

		Par Value	Value
2.651%, due 03/11/32, Callable: 03/11/31 (SOFR Rate + 1.220%) (a)		$4,000	$3,303
2.687%, due 04/22/32, Callable: 04/22/31 (SOFR Rate + 1.320%) (a)		10,000	8,288
2.299%, due 07/21/32, Callable: 07/21/31 (SOFR Rate + 1.220%) (a)		2,000	1,599
4.571%, due 04/27/33, Callable: 04/27/32 (SOFR Rate + 1.830%) (a)		5,000	4,690
5.288%, due 04/25/34, Callable: 04/25/33 (SOFR Rate + 1.910%) (a)		48,000	47,558
2.482%, due 09/21/36, Callable: 09/21/31 (5 Year CMT Rate + 1.200%) (a)		197,000	150,159
3.846%, due 03/08/37, Callable: 03/08/32 (5 Year CMT Rate + 2.000%) (a)		8,000	6,858
4.375%, Perpetual, Callable: 01/27/27 (5 Year CMT Rate + 2.760%) (a)		25,000	21,344
Berkshire Hathaway Finance Corp.
2.375%, due 06/19/39, Callable: 03/19/39	GBP	120,000	103,119

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

		Par Value	Value
CORPORATE BONDS — 20.2% (Continued)
Financial — 4.3% (Continued)
Berkshire Hathaway, Inc.
0.000%, due 03/12/25, Callable: 02/12/25	EUR	200,000	$204,230
Boston Properties LP
2.750%, due 10/01/26, Callable: 07/01/26		$28,000	24,749
BroadStreet Partners, Inc.
5.875%, due 04/15/29, Callable: 04/15/24 (b)		25,000	21,750
Burford Capital Global Finance LLC
6.875%, due 04/15/30, Callable: 04/15/25 (b)		25,000	22,906
Capital One Financial Corp.
4.166%, due 05/09/25, Callable: 05/09/24 (SOFR Rate + 1.370%) (a)		203,000	197,567
Chubb INA Holdings, Inc.
0.300%, due 12/15/24, Callable: 11/15/24	EUR	160,000	164,669
Citigroup, Inc.
3.057%, due 01/25/33, Callable: 01/25/32 (SOFR Rate + 1.351%) (a)		$170,000	141,372
Corebridge Financial, Inc.
6.875%, due 12/15/52, Callable: 09/15/27 (5 Year CMT Rate + 3.846%) (a)		160,000	153,219
Crown Castle, Inc.
3.650%, due 09/01/27, Callable: 06/01/27		100,000	93,373

	Par Value	Value
2.250%, due 01/15/31, Callable: 10/15/30	$40,000	$32,583
Freedom Mortgage Corp.
8.250%, due 04/15/25, Callable: 07/31/23 (b)	15,000	14,587
6.625%, due 01/15/27, Callable: 01/15/24 (b)	10,000	8,663
GTCR AP Finance, Inc.
8.000%, due 05/15/27, Callable: 07/31/23 (b)	30,000	29,287
Host Hotels & Resorts LP
3.375%, due 12/15/29, Callable: 09/15/29	65,000	55,388
3.500%, due 09/15/30, Callable: 06/15/30	175,000	147,709
HUB International Ltd.
7.250%, due 06/15/30, Callable: 06/15/26 (b)	15,000	15,450
Invitation Homes Operating Partnership LP
2.700%, due 01/15/34, Callable: 10/15/33	125,000	94,203
Iron Mountain, Inc.
7.000%, due 02/15/29, Callable: 08/15/25 (b)	45,000	45,112
4.500%, due 02/15/31, Callable: 02/15/26 (b)	20,000	17,025

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Par Value	Value
CORPORATE BONDS — 20.2% (Continued)
Financial — 4.3% (Continued)
JPMorgan Chase & Co.
2.083%, due 04/22/26, Callable: 04/22/25 (SOFR Rate + 1.850%) (a)	$500,000	$467,844
4.851%, due 07/25/28, Callable: 07/25/27 (SOFR Rate + 1.990%) (a)	50,000	49,329
2.963%, due 01/25/33, Callable: 01/25/32 (SOFR Rate + 1.260%) (a)	220,000	185,093
Ladder Capital Finance Holdings LLLP
4.750%, due 06/15/29, Callable: 06/15/24 (b)	25,000	20,344
LPL Holdings, Inc.
4.000%, due 03/15/29, Callable: 03/15/24 (b)	25,000	21,844
MetLife, Inc.
5.250%, due 01/15/54, Callable: 07/15/53	95,000	91,270
Midcap Financial Issuer Trust
6.500%, due 05/01/28, Callable: 05/01/24 (b)	15,000	13,275
Morgan Stanley
2.188%, due 04/28/26, Callable: 04/28/25 (SOFR Rate + 1.990%) (a)	611,000	573,576

	Par Value	Value
0.985%, due 12/10/26, Callable: 12/10/25 (SOFR Rate + 0.720%) (a)	$499,000	$444,281
5.250%, due 04/21/34, Callable: 04/21/33 (SOFR Rate + 1.870%) (a)	50,000	49,248
2.484%, due 09/16/36, Callable: 09/16/31 (SOFR Rate + 1.360%) (a)	220,000	166,972
MPT Operating Partnership LP
3.500%, due 03/15/31, Callable: 03/15/26	25,000	17,250
Nationstar Mortgage Holdings, Inc.
5.125%, due 12/15/30, Callable: 12/15/25 (b)	25,000	20,218
5.750%, due 11/15/31, Callable: 11/15/26 (b)	45,000	36,844
Navient Corp.
5.000%, due 03/15/27, Callable: 09/15/26	20,000	17,900
4.875%, due 03/15/28, Callable: 06/15/27	25,000	21,375
Northern Trust Corp.
3.375%, due 05/08/32, Callable: 05/08/27 (3 Month U.S. LIBOR + 1.131%) (a)	7,000	6,188
6.125%, due 11/02/32, Callable: 08/02/32	13,000	13,452

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Par Value	Value
CORPORATE BONDS — 20.2% (Continued)
Financial — 4.3% (Continued)
OneMain Finance Corp.
6.625%, due 01/15/28, Callable: 07/15/27	$65,000	$61,100
Park Intermediate Holdings LLC
5.875%, due 10/01/28, Callable: 10/01/23 (b)	25,000	23,000
4.875%, due 05/15/29, Callable: 05/15/24 (b)	40,000	34,400
PennyMac Financial Services, Inc.
4.250%, due 02/15/29, Callable: 02/15/24 (b)	45,000	36,225
PRA Group, Inc.
5.000%, due 10/01/29, Callable: 10/01/24 (b)	25,000	18,875
Realogy Group LLC
5.750%, due 01/15/29, Callable: 01/15/24 (b)	25,000	18,750
5.250%, due 04/15/30, Callable: 04/15/25 (b)	25,000	17,750
RLJ Lodging Trust LP
4.000%, due 09/15/29, Callable: 09/15/24 (b)	25,000	20,938
Santander Holdings USA, Inc.
2.490%, due 01/06/28, Callable: 01/06/27 (SOFR Rate + 1.249%) (a)	105,000	90,637

		Par Value	Value
SBA Communications Corp.
3.875%, due 02/15/27, Callable: 07/11/23		$430,000	$394,525
3.125%, due 02/01/29, Callable: 02/01/24		220,000	186,484
Synchrony Financial
2.875%, due 10/28/31, Callable: 07/28/31		200,000	144,700
The Goldman Sachs Group, Inc.
1.375%, due 05/15/24, Callable: Currently	EUR	85,000	90,600
5.608%, due 09/10/27, Callable: 09/10/26 (SOFR Rate + 0.820%) (a)		$185,000	181,316
0.250%, due 01/26/28, Callable: 10/26/27	EUR	15,000	13,680
2.000%, due 11/01/28	EUR	63,000	62,046
The PNC Financial Services Group, Inc.
6.000%, Perpetual, Callable: 05/15/27 (5 Year CMT Rate + 3.000%) (a)		$46,000	41,515
6.250%, Perpetual, Callable: 03/15/30 (7 Year CMT Rate + 2.808%) (a)		245,000	218,662
Truist Financial Corp.
5.867%, due 06/08/34, Callable: 06/08/33 (SOFR Rate + 2.361%) (a)		52,000	52,031
5.100%, due 03/01/61, Callable: 03/01/30 (10 Year CMT Rate + 4.349%) (a)		47,000	41,478

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

		Par Value	Value
CORPORATE BONDS — 20.2% (Continued)
Financial — 4.3% (Continued)
4.800%, due 06/01/67, Callable: 09/01/24 (5 Year CMT Rate + 3.003%) (a)		$25,000	$21,125
United Wholesale Mortgage LLC
5.750%, due 06/15/27, Callable: 06/15/24 (b)		25,000	22,750
Uniti Group LP
6.000%, due 01/15/30, Callable: 01/15/25 (b)		25,000	16,938
US Bancorp
0.850%, due 06/07/24	EUR	192,000	200,636
5.836%, due 06/12/34, Callable: 06/10/33 (SOFR Rate + 2.260%) (a)		$27,000	27,203
3.700%, Perpetual, Callable: 01/15/27 (5 Year CMT Rate + 2.541%) (a)		195,000	143,325
VICI Properties LP
4.625%, due 12/01/29, Callable: 12/01/24 (b)		105,000	95,025
4.125%, due 08/15/30, Callable: 02/15/25 (b)		165,000	144,994
5.125%, due 05/15/32, Callable: 02/15/32		175,000	163,625

	Par Value	Value
Wells Fargo & Co.
4.540%, due 08/15/26, Callable: 08/15/25 (SOFR Rate + 1.560%) (a)	$519,000	$506,808
4.808%, due 07/25/28, Callable: 07/25/27 (SOFR Rate + 1.980%) (a)	35,000	34,262
5.389%, due 04/24/34, Callable: 04/24/33 (SOFR Rate + 2.020%) (a)	76,000	75,562
4.650%, due 11/04/44	115,000	97,459
Welltower OP LLC
2.050%, due 01/15/29, Callable: 11/15/28	110,000	91,437
Willis North America, Inc.
4.500%, due 09/15/28, Callable: 06/15/28	95,000	89,658
XHR LP
4.875%, due 06/01/29, Callable: 06/01/24 (b)	25,000	21,500
		8,592,075
Industrial — 1.6%
Advanced Drainage Systems, Inc.
6.375%, due 06/15/30, Callable: 07/15/25 (b)(e)	55,000	54,381
AECOM
5.125%, due 03/15/27, Callable: 12/15/26	255,000	246,712
Ball Corp.
6.875%, due 03/15/28, Callable: 11/15/24	245,000	249,287

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Par Value	Value
CORPORATE BONDS — 20.2% (Continued)
Industrial — 1.6% (Continued)
2.875%, due 08/15/30, Callable: 05/15/30	$420,000	$347,550
Berry Global, Inc.
5.625%, due 07/15/27, Callable: 07/31/23 (b)	130,000	127,237
Brundage-Bone Concrete Pumping Holdings, Inc.
6.000%, due 02/01/26, Callable: 07/31/23 (b)	25,000	23,688
Builders FirstSource, Inc.
5.000%, due 03/01/30, Callable: 03/01/25 (b)	25,000	23,281
6.375%, due 06/15/32, Callable: 06/15/27 (b)	25,000	24,844
Chart Industries, Inc.
7.500%, due 01/01/30, Callable: 01/01/26 (b)	25,000	25,469
Clean Harbors, Inc.
6.375%, due 02/01/31, Callable: 02/01/26 (b)	25,000	25,063
Clydesdale Acquisition Holdings, Inc.
6.625%, due 04/15/29, Callable: 04/15/25 (b)	20,000	19,050
CSX Corp.
3.800%, due 11/01/46, Callable: 05/01/46	125,000	100,394

	Par Value	Value
Emerald Debt Merger Sub LLC
6.625%, due 12/15/30, Callable: 06/15/26 (b)	$20,000	$19,775
Energizer Holdings, Inc.
4.750%, due 06/15/28, Callable: 07/31/23 (b)	25,000	22,219
Fortress Transportation and Infrastructure Investors LLC
5.500%, due 05/01/28, Callable: 05/01/24 (b)	25,000	22,750
Global Infrastructure Solutions, Inc.
5.625%, due 06/01/29, Callable: 06/01/24 (b)	25,000	20,313
GrafTech Finance, Inc.
4.625%, due 12/15/28, Callable: 12/15/23 (b)	25,000	20,313
Graham Packaging Co., Inc.
7.125%, due 08/15/28, Callable: 08/15/23 (b)	25,000	21,344
Griffon Corp.
5.750%, due 03/01/28, Callable: 07/31/23	30,000	28,050
Howmet Aerospace, Inc.
5.900%, due 02/01/27	25,000	25,156
Imola Merger Corp.
4.750%, due 05/15/29, Callable: 05/15/24 (b)	25,000	21,656
John Deere Capital Corp.
4.700%, due 06/10/30	90,000	89,475

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Par Value	Value
CORPORATE BONDS — 20.2% (Continued)
Industrial — 1.6% (Continued)
Madison IAQ LLC
4.125%, due 06/30/28, Callable: 06/30/24 (b)	$35,000	$30,800
New Enterprise Stone & Lime Co., Inc.
9.750%, due 07/15/28, Callable: 07/31/23 (b)	25,000	24,125
Owens Corning
4.400%, due 01/30/48, Callable: 07/30/47	110,000	90,817
Owens-Brockway Glass Container, Inc.
7.250%, due 05/15/31, Callable: 05/15/26 (b)	10,000	10,125
Packaging Corp. of America
3.000%, due 12/15/29, Callable: 09/15/29	115,000	100,234
Pactiv Evergreen Group Issuer LLC
4.375%, due 10/15/28, Callable: 10/15/24 (b)	30,000	26,100
Parker-Hannifin Corp.
4.250%, due 09/15/27, Callable: 08/15/27	60,000	58,072
Penske Truck Leasing Co. LP
4.200%, due 04/01/27, Callable: 01/01/27 (b)	95,000	89,004
PGT Innovations, Inc.
4.375%, due 10/01/29, Callable: 10/01/24 (b)	25,000	23,375

	Par Value	Value
Raytheon Technologies Corp.
3.030%, due 03/15/52, Callable: 09/15/51	$75,000	$52,816
Roller Bearing Co. of America, Inc.
4.375%, due 10/15/29, Callable: 10/15/24 (b)	25,000	22,313
Sealed Air Corp.
4.000%, due 12/01/27, Callable: 09/01/27 (b)	25,000	22,750
5.000%, due 04/15/29, Callable: 04/15/25 (b)	100,000	92,750
Sensata Technologies, Inc.
3.750%, due 02/15/31, Callable: 02/15/26 (b)	25,000	21,188
Standard Industries, Inc.
3.375%, due 01/15/31, Callable: 07/15/25 (b)	25,000	20,125
The Boeing Co.
2.950%, due 02/01/30, Callable: 11/01/29	115,000	100,066
5.150%, due 05/01/30, Callable: 02/01/30	485,000	480,020
5.805%, due 05/01/50, Callable: 11/01/49	145,000	143,544
TransDigm, Inc.
5.500%, due 11/15/27, Callable: 07/31/23	50,000	47,125

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Par Value	Value
CORPORATE BONDS — 20.2% (Continued)
Industrial — 1.6% (Continued)
Trident TPI Holdings, Inc.
12.750%, due 12/31/28, Callable: 12/31/25 (b)	$40,000	$41,300
Weekley Homes LLC
4.875%, due 09/15/28, Callable: 09/15/23 (b)	25,000	22,500
WRKCo, Inc.
3.750%, due 03/15/25, Callable: 01/15/25	95,000	91,270
		3,168,426
Technology — 1.1%
AthenaHealth Group, Inc.
6.500%, due 02/15/30, Callable: 02/15/25 (b)	35,000	29,312
Broadcom, Inc.
3.500%, due 02/15/41, Callable: 08/15/40 (b)	255,000	190,364
CDW LLC
4.250%, due 04/01/28, Callable: 07/31/23	40,000	36,700
3.250%, due 02/15/29, Callable: 08/15/23	25,000	21,500
Clarivate Science Holdings Corp.
4.875%, due 07/01/29, Callable: 06/30/24 (b)	25,000	22,094
Cloud Software Group, Inc.
6.500%, due 03/31/29, Callable: 09/30/25 (b)	25,000	22,188

		Par Value	Value
Consensus Cloud Solutions, Inc.
6.500%, due 10/15/28, Callable: 10/15/26 (b)(e)		$25,000	$21,375
Dell International LLC
8.350%, due 07/15/46, Callable: 01/15/46		110,000	132,716
Entegris, Inc.
3.625%, due 05/01/29, Callable: 05/01/24 (b)		25,000	21,531
Fidelity National Information Services, Inc.
1.500%, due 05/21/27, Callable: 02/21/27	EUR	210,000	207,940
1.000%, due 12/03/28, Callable: 09/03/28	EUR	100,000	92,991
Fiserv, Inc.
1.125%, due 07/01/27, Callable: 04/01/27	EUR	100,000	97,961
Hewlett Packard Enterprise Co.
5.900%, due 10/01/24		$35,000	34,953
McAfee Corp.
7.375%, due 02/15/30, Callable: 02/15/25 (b)		25,000	21,750
MSCI, Inc.
3.625%, due 09/01/30, Callable: 03/01/25 (b)		340,000	291,550
3.875%, due 02/15/31, Callable: 06/01/25 (b)		155,000	133,881
3.625%, due 11/01/31, Callable: 11/01/26 (b)		161,000	136,045

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Par Value	Value
CORPORATE BONDS — 20.2% (Continued)
Technology — 1.1% (Continued)
3.250%, due 08/15/33, Callable: 08/15/27 (b)	$80,000	$63,700
NCR Corp.
5.125%, due 04/15/29, Callable: 04/15/24 (b)	25,000	22,125
NetApp, Inc.
1.875%, due 06/22/25, Callable: 05/22/25	95,000	88,301
Oracle Corp.
6.250%, due 11/09/32, Callable: 08/09/32	45,000	47,700
3.800%, due 11/15/37, Callable: 05/15/37	116,000	94,662
3.600%, due 04/01/50, Callable: 10/01/49	110,000	78,745
3.950%, due 03/25/51, Callable: 09/25/50	44,000	33,347
Playtika Holding Corp.
4.250%, due 03/15/29, Callable: 03/15/24 (b)	25,000	22,250
Qorvo, Inc.
1.750%, due 12/15/24, Callable: 07/11/23 (b)	45,000	41,906
Rackspace Technology Global, Inc.
5.375%, due 12/01/28, Callable: 12/01/23 (b)	5,000	1,550

	Par Value	Value
Virtusa Corp.
7.125%, due 12/15/28, Callable: 12/15/23 (b)	$25,000	$20,438
Workday, Inc.
3.700%, due 04/01/29, Callable: 02/01/29	110,000	101,721
		2,131,296
Utilities — 1.5%
AEP Transmission Co. LLC
5.400%, due 03/15/53, Callable: 09/15/52	35,000	35,858
American Water Capital Corp. CVRT
3.625%, due 06/15/26 (b)	190,000	191,520
Brazos Securitization LLC
5.014%, due 03/01/34 (b)	200,000	197,268
5.413%, due 09/01/52 (b)	200,000	204,574
Calpine Corp.
4.625%, due 02/01/29, Callable: 02/01/24 (b)	15,000	12,731
Dominion Energy, Inc.
4.650%, Perpetual, Callable: 12/15/24 (5 Year CMT Rate + 2.993%) (a)	128,000	114,560
DPL, Inc.
4.125%, due 07/01/25, Callable: 04/01/25	225,000	214,312
DTE Energy Co.
4.220%, due 11/01/25	50,000	48,816
Duke Energy Carolinas LLC
3.550%, due 03/15/52, Callable: 09/15/51	40,000	30,301

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Par Value	Value
CORPORATE BONDS — 20.2% (Continued)
Utilities — 1.5% (Continued)
Duke Energy Corp.
4.875%, due 03/16/25, Callable: 09/16/24 (5 Year CMT Rate + 3.388%) (a)	$51,000	$48,769
Duke Energy Florida LLC
5.950%, due 11/15/52, Callable: 05/15/52	30,000	32,776
Duke Energy Indiana LLC
3.250%, due 10/01/49, Callable: 04/01/49	53,000	37,738
Essential Utilities, Inc.
2.704%, due 04/15/30, Callable: 01/15/30	105,000	88,628
Exelon Corp.
5.150%, due 03/15/28, Callable: 02/15/28	55,000	54,595
4.100%, due 03/15/52, Callable: 09/15/51	35,000	28,151
FirstEnergy Corp.
4.150%, due 07/15/27, Callable: 04/15/27	185,000	175,070
7.375%, due 11/15/31	255,000	290,499
Monongahela Power Co.
5.400%, due 12/15/43, Callable: 06/15/43 (b)	85,000	82,018
National Rural Utilities Cooperative Finance Corp.
4.800%, due 03/15/28, Callable: 02/15/28	40,000	39,581

	Par Value	Value
4.750%, due 04/30/43, Callable: 07/31/23 (3 Month U.S. LIBOR + 2.910%) (a)	$125,000	$121,563
NextEra Energy Capital Holdings Inc
6.051%, due 03/01/25	117,000	117,772
5.650%, due 05/01/79, Callable: 05/01/29 (3 Month U.S. LIBOR + 3.156%) (a)	110,000	101,613
NRG Energy, Inc.
3.625%, due 02/15/31, Callable: 02/15/26 (b)	35,000	27,213
Pacific Gas and Electric Co.
2.500%, due 02/01/31, Callable: 11/01/30	115,000	90,039
Pike Corp.
5.500%, due 09/01/28, Callable: 09/01/23 (b)	70,000	62,650
South Jersey Industries, Inc.
5.020%, due 04/15/31	109,000	91,793
The AES Corp.
3.950%, due 07/15/30, Callable: 04/15/30 (b)	30,000	26,970
The Brooklyn Union Gas Co.
4.487%, due 03/04/49, Callable: 09/04/48 (b)	125,000	95,401
The Southern Co.
4.475%, due 08/01/24	102,000	100,088

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

		Par Value	Value
CORPORATE BONDS — 20.2% (Continued)
Utilities — 1.5% (Continued)
4.000%, due 01/15/51, Callable: 10/15/25 (5 Year CMT Rate + 3.733%) (a)		$130,000	$120,575
3.750%, due 09/15/51, Callable: 06/15/26 (5 Year CMT Rate + 2.915%) (a)		115,000	97,894
Vistra Operations Co. LLC
5.625%, due 02/15/27, Callable: 07/11/23 (b)		25,000	23,906
			3,005,242
Total Corporate Bonds (Cost $44,933,450)			40,536,999

FOREIGN BONDS — 22.6%
Australia — 1.0%
Asian Development Bank
3.000%, due 10/14/26	AUD	130,000	82,428
Australia Government Bond
0.500%, due 09/21/26	AUD	155,000	92,358
1.000%, due 12/21/30	AUD	150,000	80,647
Inter-American Development Bank
2.750%, due 10/30/25	AUD	115,000	73,390
2.700%, due 01/29/26	AUD	135,000	85,690
International Bank for Reconstruction & Development
5.000%, due 06/22/26	NZD	365,000	222,631
International Finance Corp.
3.600%, due 02/24/26	AUD	310,000	201,187

		Par Value	Value
Macquarie Group Ltd.
5.108%, due 08/09/26, Callable: 08/09/25 (SOFR Rate + 2.208%) (a)(b)		$115,000	$112,813
New South Wales Treasury Corp.
1.250%, due 03/20/25	AUD	210,000	132,436
3.000%, due 05/20/27	AUD	285,000	181,201
1.500%, due 02/20/32	AUD	455,000	236,326
Nufarm Australia Ltd.
5.000%, due 01/27/30, Callable: 01/27/25 (b)		$20,000	17,675
Queensland Treasury Corp.
2.750%, due 08/20/27 (b)	AUD	190,000	119,284
Treasury Corp. of Victoria
2.250%, due 11/20/34	AUD	150,000	76,926
Western Australian Treasury Corp.
1.500%, due 10/22/30	AUD	355,000	193,860
Westpac Banking Corp.
3.020%, due 11/18/36, Callable: 11/18/31 (5 Year CMT Rate + 1.530%) (a)		$120,000	91,266
			2,000,118
Austria — 0.1%
Republic of Austria Government Bond
0.500%, due 02/20/29 (b)	EUR	140,000	133,321
Bermuda — 0.2%
Digicel Group Holdings Ltd.
8.000%, due 04/01/25, Callable: 07/17/23 (b)		$68,299	29,822

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Par Value	Value
FOREIGN BONDS — 22.6% (Continued)
Bermuda — 0.2% (Continued)
Digicel Group Holdings Ltd. CVRT
7.000%, due 12/29/49, Callable: 07/17/23 (b)(d)	$102,354	$10,747
NCL Corp. Ltd.
5.875%, due 02/15/27, Callable: 02/15/24 (b)	30,000	29,175
7.750%, due 02/15/29, Callable: 11/15/28 (b)	25,000	23,687
Triton Container International Ltd.
3.250%, due 03/15/32, Callable: 12/15/31	110,000	84,226
Viking Cruises Ltd.
13.000%, due 05/15/25, Callable: 07/11/23 (b)	10,000	10,502
5.875%, due 09/15/27, Callable: 07/31/23 (b)	55,000	50,463
9.125%, due 07/15/31, Callable: 07/15/26 (b)	65,000	65,406
Weatherford International Ltd.
6.500%, due 09/15/28, Callable: 09/15/24 (b)	30,000	30,075
		334,103
Brazil — 1.0%
Banco do Estado do Rio Grande do Sul SA
5.375%, due 01/28/31, Callable: 01/28/26 (5 Year CMT Rate + 4.928%) (a)	200,000	179,610

		Par Value	Value
Brazil Notas do Tesouro Nacional Serie B
6.000%, due 08/15/50	BRL	380	$357,257
6.000%, due 05/15/55	BRL	350	326,175
Brazil Notas do Tesouro Nacional Serie F
10.000%, due 01/01/25	BRL	2,790	575,591
10.000%, due 01/01/27	BRL	325	67,363
Globo Comunicacao e Participacoes SA
5.500%, due 01/14/32 (b)		$200,000	156,000
Natura Cosmeticos SA
4.125%, due 05/03/28, Callable: 03/03/28 (b)		200,000	172,250
Simpar Finance S.a.r.l
10.750%, due 02/12/28, Callable: 02/12/25 (b)	BRL	590,000	93,980
			1,928,226
Britain — 1.1%
International Finance Corp.
2.550%, due 09/18/23	CNY	720,000	99,108
Lloyds Banking Group PLC
8.000%, Perpetual, Callable: 09/27/29 (5 Year CMT Rate + 3.913%) (a)		$319,000	289,492
MARB BondCo PLC
3.950%, due 01/29/31, Callable: 01/29/26		200,000	143,361
3.950%, due 01/29/31, Callable: 01/29/26 (b)		200,000	142,296
Nordic Investment Bank
1.875%, due 04/10/24	NOK	980,000	89,281

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

		Par Value	Value
FOREIGN BONDS — 22.6% (Continued)
Britain — 1.1% (Continued)
Royalty Pharma PLC
3.300%, due 09/02/40, Callable: 03/02/40		$140,000	$99,009
United Kingdom Gilt
0.250%, due 01/31/25	GBP	75,000	87,878
4.250%, due 12/07/27	GBP	160,000	198,283
Vedanta Resources Finance II PLC
9.250%, due 04/23/26, Callable: 07/31/23 (b)		$200,000	149,500
Virgin Media Finance PLC
5.000%, due 07/15/30, Callable: 07/15/25 (b)		200,000	158,250
Virgin Media Secured Finance PLC
5.500%, due 05/15/29, Callable: 05/15/24 (b)		276,000	249,780
4.500%, due 08/15/30, Callable: 08/15/25 (b)		200,000	166,643
Vmed O2 UK Financing I PLC
3.250%, due 01/31/31, Callable: 01/31/26 (b)	EUR	150,000	133,820
4.250%, due 01/31/31, Callable: 01/31/26 (b)		$215,000	173,613
			2,180,314
Canada — 3.1%
1011778 BC ULC
3.875%, due 01/15/28, Callable: 07/31/23 (b)		167,000	152,179

		Par Value	Value
3.500%, due 02/15/29, Callable: 02/15/24 (b)		$336,000	$294,420
4.000%, due 10/15/30, Callable: 10/15/25 (b)		471,000	402,116
1375209 BC Ltd.
9.000%, due 01/30/28, Callable: 07/11/23 (b)		3,000	3,000
Air Canada CVRT
4.000%, due 07/01/25		100,000	137,536
Bank of Montreal
3.803%, due 12/15/32, Callable: 12/15/27 (5 Year USD Swap Rate + 1.432%) (a)		105,000	92,842
7.325%, due 11/26/82, Callable: 11/26/27 (5 Year Canadian Government Bond Rate + 4.098%) (a)	CAD	270,000	199,226
Bausch Health Cos., Inc.
6.125%, due 02/01/27, Callable: 02/01/24 (b)		$20,000	12,700
11.000%, due 09/30/28 (b)		5,000	3,525
14.000%, due 10/15/30, Callable: 10/15/25 (b)		1,000	595
Bombardier, Inc.
7.875%, due 04/15/27, Callable: 07/31/23 (b)		10,000	9,962

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

		Par Value	Value
FOREIGN BONDS — 22.6% (Continued)
Canada — 3.1% (Continued)
7.500%, due 02/01/29, Callable: 02/01/26 (b)		$10,000	$9,875
Canadian Government Bond
1.500%, due 09/01/24	CAD	25,000	18,158
1.250%, due 03/01/25	CAD	675,000	482,495
0.500%, due 12/01/30	CAD	290,000	177,973
2.750%, due 06/01/33	CAD	275,000	198,492
Cascades, Inc.
5.375%, due 01/15/28, Callable: 07/31/23 (b)		$25,000	23,375
Cenovus Energy, Inc.
3.500%, due 02/07/28, Callable: 12/07/27	CAD	100,000	70,109
5.250%, due 06/15/37, Callable: 12/15/36		$44,000	40,449
6.750%, due 11/15/39		434,000	455,170
5.400%, due 06/15/47, Callable: 12/15/46		154,000	138,613
CPPIB Capital, Inc.
2.250%, due 12/01/31 (b)	CAD	145,000	95,903
Emera, Inc.
6.750%, due 06/15/76, Callable: 06/15/26 (3 Month U.S. LIBOR + 5.440%) (a)		$260,000	249,925
Enbridge, Inc.
3.125%, due 11/15/29, Callable: 08/15/29		175,000	154,240

		Par Value	Value
Enerflex Ltd.
9.000%, due 10/15/27, Callable: 10/15/24 (b)		$25,000	$24,281
Garda World Security Corp.
7.750%, due 02/15/28, Callable: 02/15/25 (b)		25,000	24,812
6.000%, due 06/01/29, Callable: 06/01/24 (b)		35,000	28,525
GFL Environmental, Inc.
4.000%, due 08/01/28, Callable: 08/01/23 (b)		25,000	22,250
Hudbay Minerals, Inc.
4.500%, due 04/01/26, Callable: 07/31/23 (b)		25,000	23,125
Intelligent Packaging Ltd.
6.000%, due 09/15/28, Callable: 07/31/23 (b)		25,000	21,281
International Bank for Reconstruction & Development
1.900%, due 01/16/25	CAD	130,000	93,778
1.800%, due 01/19/27	CAD	145,000	100,579
Mattamy Group Corp.
4.625%, due 03/01/30, Callable: 03/01/25 (b)		$45,000	38,587
Open Text Corp.
3.875%, due 02/15/28, Callable: 07/31/23 (b)		25,000	21,938

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

		Par Value	Value
FOREIGN BONDS — 22.6% (Continued)
Canada — 3.1% (Continued)
Parkland Corp.
4.500%, due 10/01/29, Callable: 10/01/24 (b)		$40,000	$34,600
Province of Alberta Canada
0.625%, due 04/18/25	EUR	100,000	103,292
Province of British Columbia Canada
4.200%, due 07/06/33		$145,000	144,153
Province of Ontario Canada
1.350%, due 12/02/30	CAD	560,000	351,873
3.450%, due 06/02/45	CAD	210,000	142,691
Province of Quebec Canada
3.000%, due 09/01/23	CAD	55,000	41,390
1.500%, due 12/15/23	GBP	105,000	130,817
0.200%, due 04/07/25	EUR	100,000	102,426
Royal Bank of Canada
4.200%, Perpetual, Callable: 02/24/27 (5 Year Canadian Government Bond Rate + 2.710%) (a)	CAD	200,000	120,246
Superior Plus LP
4.500%, due 03/15/29, Callable: 03/15/24 (b)		$40,000	34,900
Taseko Mines Ltd.
7.000%, due 02/15/26, Callable: 07/31/23 (b)		25,000	22,719
The Bank of Nova Scotia
3.450%, due 04/11/25		200,000	192,279

	Par Value	Value
8.625%, due 10/27/82, Callable: 10/27/27 (5 Year CMT Rate + 4.389%) (a)	$200,000	$206,841
The Toronto-Dominion Bank
4.693%, due 09/15/27	190,000	185,295
8.125%, due 10/31/82, Callable: 10/31/27 (5 Year CMT Rate + 4.075%) (a)	205,000	209,306
TransAlta Corp.
7.750%, due 11/15/29, Callable: 11/15/25	25,000	25,750
TransCanada PipeLines Ltd.
4.100%, due 04/15/30, Callable: 01/15/30	310,000	287,181
		6,157,793
Cayman Islands — 0.9%
American Airlines, Inc.
5.500%, due 04/20/26 (b)	220,000	216,975
5.750%, due 04/20/29 (b)	200,000	194,000
Avolon Holdings Funding Ltd.
3.250%, due 02/15/27, Callable: 12/15/26 (b)	175,000	155,834
Bioceanico Sovereign Certificate Ltd.
0.000%, due 06/05/34	133,582	91,837
Cosan Overseas Ltd.
8.250%, due 02/05/50, Callable: 08/05/23	200,000	199,000
CSN Inova Ventures
6.750%, due 01/28/28, Callable: 01/28/24 (b)	200,000	184,750

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

		Par Value	Value
FOREIGN BONDS — 22.6% (Continued)
Cayman Islands — 0.9% (Continued)
Delta Air Lines, Inc.
4.750%, due 10/20/28 (b)		$655,000	$634,732
Global Aircraft Leasing Co. Ltd.
7.250%, due 09/15/24, Callable: 07/31/23 (b)		50,072	45,691
Rutas 2 and 7 Finance Ltd.
0.000%, due 09/30/36		180,000	116,775
Transocean Poseidon Ltd.
6.875%, due 02/01/27, Callable: 07/31/23 (b)		36,563	36,106
			1,875,700
Chile — 0.2%
Agrosuper SA
4.600%, due 01/20/32, Callable: 10/20/31		150,000	126,750
Chile Electricity PEC SpA
0.000%, due 01/25/28 (b)		200,000	153,940
Empresa Electrica Angamos SA
4.875%, due 05/25/29		104,300	93,870
Empresa Electrica Cochrane SpA
5.500%, due 05/14/27		120,160	109,149
			483,709
China — 0.1%
China Government Bond
2.690%, due 08/12/26	CNY	910,000	126,740
Colombia — 0.8%
Banco GNB Sudameris SA
7.051%, due 04/03/27, Callable: Currently (5 Year CMT Rate + 4.561%) (a)		$50,000	45,500

	Par Value	Value
Bancolombia SA
4.625%, due 12/18/29, Callable: 12/18/24 (5 Year CMT Rate + 2.944%) (a)	$200,000	$171,500
Colombia Government International Bond
3.250%, due 04/22/32, Callable: 01/22/32	205,000	150,817
5.000%, due 06/15/45, Callable: 12/15/44	200,000	138,112
4.125%, due 05/15/51, Callable: 11/15/50	200,000	119,140
Ecopetrol SA
5.375%, due 06/26/26, Callable: 03/26/26	45,000	42,863
6.875%, due 04/29/30, Callable: 01/29/30	145,000	132,131
4.625%, due 11/02/31, Callable: 08/02/31	140,000	106,925
5.875%, due 05/28/45	95,000	64,362
5.875%, due 11/02/51, Callable: 05/02/51	300,000	196,875
Empresas Publicas de Medellin ESP
4.375%, due 02/15/31, Callable: 11/15/30	400,000	298,157
Oleoducto Central SA
4.000%, due 07/14/27, Callable: 05/14/27	200,000	174,696
		1,641,078

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

		Par Value	Value
FOREIGN BONDS — 22.6% (Continued)
Denmark — 0.1%
Danske Bank A/S
6.466%, due 01/09/26, Callable: 01/09/25 (1 Year CMT Rate + 2.100%) (a)(b)		$200,000	$199,611
Nordic Investment Bank
3.000%, due 08/23/27	NOK	1,060,000	93,571
			293,182
Finland — 0.0% (f)
Kuntarahoitus Oyj
5.640%, due 01/10/25 (3 Month NIBOR + 1.250%) (a)	NOK	1,000,000	94,789
France — 0.1%
Engie SA
0.375%, due 06/21/27, Callable: 03/20/27	EUR	100,000	95,897
TotalEnergies Capital International SA
3.386%, due 06/29/60, Callable: 12/29/59		$120,000	87,146
			183,043
Germany — 0.4%
Bundesrepublik Deutschland Bundesanleihe
0.000%, due 11/15/27	EUR	140,000	136,517
0.000%, due 02/15/31	EUR	140,000	127,681
0.000%, due 02/15/32	EUR	372,000	332,142
0.000%, due 05/15/35	EUR	105,000	86,081
3.250%, due 07/04/42	EUR	55,000	66,808
E.ON SE
0.375%, due 09/29/27, Callable: 06/29/27	EUR	65,000	62,176

		Par Value	Value
Kreditanstalt fuer Wiederaufbau
2.875%, due 02/17/27	NOK	430,000	$38,097
			849,502
Greece — 0.0% (f)
Hellenic Republic Government Bond
2.000%, due 04/22/27 (b)	EUR	75,000	77,547
Guatemala — 0.1%
Banco Industrial SA
4.875%, due 01/29/31, Callable: 01/29/26 (5 Year CMT Rate + 4.442%) (a)		$150,000	138,750
CT Trust
5.125%, due 02/03/32, Callable: 02/03/27		200,000	164,000
			302,750
India — 0.4%
Adani International Container Terminal Pvt Ltd.
3.000%, due 02/16/31, Callable: 08/18/30		183,000	142,740
Adani Ports & Special Economic Zone Ltd.
3.828%, due 02/02/32, Callable: 08/02/31		300,000	222,750
Export-Import Bank of India
3.875%, due 02/01/28 (b)		200,000	188,182
Indian Railway Finance Corp. Ltd.
3.249%, due 02/13/30 (b)		200,000	175,650
			729,322
Indonesia — 1.5%
Indonesia Asahan Aluminium Persero PT
4.750%, due 05/15/25, Callable: 04/15/25 (b)		225,000	219,656
Indonesia Government International Bond
3.850%, due 10/15/30		200,000	187,505

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

		Par Value	Value
FOREIGN BONDS — 22.6% (Continued)
Indonesia — 1.5% (Continued)
1.100%, due 03/12/33	EUR	100,000	$80,652
3.050%, due 03/12/51		$200,000	146,833
Indonesia Treasury Bond
6.500%, due 06/15/25	IDR	6,704,000,000	452,881
8.375%, due 09/15/26	IDR	1,606,000,000	114,683
5.125%, due 04/15/27	IDR	1,385,000,000	90,938
6.375%, due 08/15/28	IDR	5,707,000,000	388,575
9.000%, due 03/15/29	IDR	1,457,000,000	110,729
8.750%, due 05/15/31	IDR	3,000,000,000	229,775
6.375%, due 04/15/32	IDR	3,726,000,000	249,419
6.625%, due 05/15/33	IDR	1,779,000,000	120,463
7.500%, due 06/15/35	IDR	1,015,000,000	73,245
7.500%, due 05/15/38	IDR	1,447,000,000	104,873
Perusahaan Penerbit SBSN Indonesia III
4.150%, due 03/29/27 (b)		$200,000	196,000
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
4.125%, due 05/15/27 (b)		250,000	238,750
			3,004,977
Ireland — 0.3%
Ardagh Metal Packaging Finance USA LLC
3.250%, due 09/01/28, Callable: 05/15/24 (b)		200,000	171,250
C&W Senior Financing DAC
6.875%, due 09/15/27, Callable: 07/10/23		200,000	173,750

		Par Value	Value
Ireland Government Bond
1.100%, due 05/15/29	EUR	45,000	$44,503
Johnson Controls International PLC
0.375%, due 09/15/27, Callable: 07/15/27	EUR	100,000	93,827
LCPR Senior Secured Financing DAC
5.125%, due 07/15/29, Callable: 07/15/24 (b)		$200,000	166,500
			649,830
Israel — 0.3%
Bank Hapoalim B.M.
3.255%, due 01/21/32		200,000	171,288
Bank Leumi Le-Israel BM
3.275%, due 01/29/31, Callable: 01/29/26 (5 Year CMT Rate + 1.631%) (a)(b)		200,000	177,019
Israel Electric Corp. Ltd.
3.750%, due 02/22/32 (b)		200,000	170,199
			518,506
Italy — 0.1%
Republic of Italy Government International Bond
1.250%, due 02/17/26		200,000	178,568

Japan — 0.3%
Japan Government Five Year Bond
0.100%, due 06/20/25	JPY	59,300,000	412,418
0.005%, due 03/20/27	JPY	25,000,000	173,513
			585,931
Jersey — 0.1%
Adient Global Holdings Ltd.
8.250%, due 04/15/31, Callable: 04/15/26 (b)		$25,000	25,463

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

		Par Value	Value
FOREIGN BONDS — 22.6% (Continued)
Jersey — 0.1% (Continued)
Galaxy Pipeline Assets Bidco Ltd.
2.160%, due 03/31/34 (b)		$177,420	$151,510
			176,973
Liberia — 0.1%
Royal Caribbean Cruises Ltd.
11.625%, due 08/15/27, Callable: 08/15/24 (b)(e)		60,000	65,250
5.500%, due 04/01/28, Callable: 10/01/27 (b)		240,000	223,500
			288,750
Luxembourg — 1.4%
Allergan Funding SCS
1.250%, due 06/01/24, Callable: 03/01/24	EUR	100,000	105,224
2.625%, due 11/15/28, Callable: 08/15/28	EUR	100,000	97,556
Asian Infrastructure Investment Bank
0.200%, due 12/15/25	GBP	125,000	137,856
Becton Dickinson Euro Finance Sarl
1.208%, due 06/04/26, Callable: 03/04/26	EUR	145,000	146,530
DH Europe Finance II Sarl
0.450%, due 03/18/28, Callable: 12/18/27	EUR	310,000	291,435
European Investment Bank
0.250%, due 01/20/32	EUR	230,000	198,907
JBS USA LUX SA
3.625%, due 01/15/32, Callable: 01/15/27 (b)		$200,000	161,500

		Par Value	Value
5.750%, due 04/01/33, Callable: 01/01/33 (b)		$90,000	$84,150
International Bank for Reconstruction & Development
1.250%, due 03/16/26	NOK	620,000	53,094
1.200%, due 08/08/34	EUR	360,000	323,019
International Development Association
1.750%, due 02/17/27	NOK	540,000	45,994
MC Brazil Downstream Trading SARL
7.250%, due 06/30/31 (b)		$193,250	129,236
7.250%, due 06/30/31		193,250	129,236
Millicom International Cellular SA
6.250%, due 03/25/29, Callable: 03/25/24		180,000	162,225
Movida Europe SA
5.250%, due 02/08/31, Callable: 02/08/26		200,000	162,250
Petrorio Luxembourg Trading Sarl
6.125%, due 06/09/26, Callable: 06/09/24 (b)		200,000	189,250
Rede D’or Finance Sarl
4.950%, due 01/17/28, Callable: 10/17/27 (b)		200,000	182,500
Simpar Europe SA
5.200%, due 01/26/31, Callable: 01/26/26		200,000	158,000
Telecom Italia Capital SA
6.375%, due 11/15/33		25,000	21,125

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

		Par Value	Value
FOREIGN BONDS — 22.6% (Continued)
Luxembourg — 1.4% (Continued)
Trinseo Materials Operating SCA
5.125%, due 04/01/29, Callable: 04/01/24 (b)		$20,000	$9,500
			2,788,587
Malaysia — 0.5%
Malaysia Government Bond
3.882%, due 03/14/25	MYR	646,000	139,481
3.906%, due 07/15/26	MYR	535,000	115,926
3.900%, due 11/30/26	MYR	360,000	78,009
3.899%, due 11/16/27	MYR	805,000	174,587
3.733%, due 06/15/28	MYR	400,000	86,099
4.498%, due 04/15/30	MYR	640,000	143,179
3.844%, due 04/15/33	MYR	980,000	208,852
3.828%, due 07/05/34	MYR	360,000	75,997
			1,022,130
Malta — 0.0% (f)
VistaJet Malta Finance PLC
6.375%, due 02/01/30, Callable: 02/01/25 (b)		$25,000	20,188
Mauritius — 0.3%
Greenko Wind Projects Mauritius Ltd.
5.500%, due 04/06/25, Callable: 04/06/24 (b)		205,000	196,288
Network i2i Ltd.
5.650%, Perpetual, Callable: 01/15/25 (5 Year CMT Rate + 4.274%) (a)		200,000	193,750

	Par Value	Value
UPL Corp. Ltd.
4.625%, due 06/16/30	$200,000	$170,250
		560,288
Mexico — 2.2%
Banco Mercantil del Norte SA
6.625%, Perpetual, Callable: 01/24/32 (10 Year CMT Rate + 5.034%) (a)	300,000	231,000
Banco Nacional de Comercio Exterior SNC
2.720%, due 08/11/31, Callable: 08/11/26 (5 Year CMT Rate + 2.000%) (a)	200,000	167,750
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand
5.950%, due 10/01/28, Callable: 10/01/23 (5 Year CMT Rate + 2.995%) (a)	200,000	198,500
BBVA Bancomer SA
5.350%, due 11/12/29, Callable: 11/12/24 (5 Year CMT Rate + 3.000%) (a)	200,000	191,804
Becle SAB de CV
2.500%, due 10/14/31, Callable: 07/14/31 (b)	205,000	160,571
Braskem Idesa SAPI
6.990%, due 02/20/32, Callable: 02/20/27 (b)	200,000	128,003
6.990%, due 02/20/32, Callable: 02/20/27	200,000	123,238

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

		Par Value	Value
FOREIGN BONDS — 22.6% (Continued)
Mexico — 2.2% (Continued)
Cemex SAB de CV
3.875%, due 07/11/31, Callable: 07/11/26 (b)		$200,000	$167,250
5.125%, Perpetual, Callable: 06/08/26 (5 Year CMT Rate + 4.534%) (a)		200,000	177,500
Mexican Bonos
5.000%, due 03/06/25	MXN	100,500	550,692
7.750%, due 05/29/31	MXN	211,100	1,173,436
7.500%, due 05/26/33	MXN	75,600	409,564
Mexico Government International Bond
3.500%, due 02/12/34, Callable: 11/12/33		$350,000	291,884
6.338%, due 05/04/53, Callable: 11/04/52		331,000	335,672
Petroleos Mexicanos
6.750%, due 09/21/47		200,000	125,500
Unifin Financiera SAB de CV
8.875%, due 07/29/25, Callable: 01/29/25 (5 Year CMT Rate + 6.308%) (a)(d)		200,000	1,000
			4,433,364
Netherlands — 0.9%
Airbus SE
1.625%, due 06/09/30, Callable: 03/09/30	EUR	100,000	96,178
BMW Finance NV
1.000%, due 11/14/24	EUR	75,000	78,684
Braskem Netherlands Finance BV
5.875%, due 01/31/50 (b)		$200,000	161,250

		Par Value	Value
8.500%, due 01/23/81, Callable: 10/24/25 (5 Year CMT Rate + 8.220%) (a)		$200,000	$202,500
Greenko Dutch BV
3.850%, due 03/29/26, Callable: 07/31/23 (b)		188,000	167,790
Minejesa Capital BV
5.625%, due 08/10/37		400,000	314,000
Mong Duong Finance Holdings BV
5.125%, due 05/07/29, Callable: 07/31/23		250,000	219,063
MV24 Capital BV
6.748%, due 06/01/34		168,118	151,306
NXP BV
3.875%, due 06/18/26, Callable: 04/18/26		200,000	191,000
Petrobras Global Finance BV
6.750%, due 06/03/50, Callable: 12/03/49		200,000	179,250
VTR Finance NV
6.375%, due 07/15/28, Callable: 07/31/23		200,000	74,750
			1,835,771
New Zealand — 0.6%
International Finance Corp.
0.375%, due 09/10/25	NZD	250,000	137,297
New Zealand Government Bond
0.500%, due 05/15/24	NZD	520,000	305,956
2.750%, due 04/15/25	NZD	150,000	88,120
0.500%, due 05/15/26	NZD	230,000	124,935
3.500%, due 04/14/33	NZD	345,000	192,909

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

		Par Value	Value
FOREIGN BONDS — 22.6% (Continued)
New Zealand — 0.6% (Continued)
New Zealand Local Government Funding Agency Bond
1.500%, due 04/15/26	NZD	155,000	$85,853
4.500%, due 04/15/27	NZD	150,000	89,810
3.500%, due 04/14/33	NZD	220,000	117,055
3.000%, due 05/15/35	NZD	215,000	104,679
			1,246,614
Norway — 0.7%
Aker BP ASA
3.750%, due 01/15/30, Callable: 10/15/29 (b)		$185,000	164,451
Kommunalbanken AS
5.250%, due 07/15/24	AUD	178,000	118,980
4.250%, due 07/16/25	AUD	184,000	121,149
Nordea Eiendomskreditt AS
4.500%, due 06/19/24 (3 Month NIBOR + 0.340%) (a)	NOK	1,000,000	93,287
Norway Government Bond
1.750%, due 03/13/25 (b)	NOK	2,230,000	199,636
1.750%, due 02/17/27 (b)	NOK	700,000	60,468
1.250%, due 09/17/31 (b)	NOK	2,425,000	186,915
2.125%, due 05/18/32 (b)	NOK	2,470,000	203,001
Var Energi ASA
7.500%, due 01/15/28, Callable: 12/15/27 (b)		$200,000	205,727
			1,353,614

	Par Value	Value
Panama — 0.7%
Carnival Corp.
5.750%, due 03/01/27, Callable: 12/01/26 (b)	$325,000	$298,187
Carnival Corp. CVRT
5.750%, due 12/01/27 (b)	170,000	283,332
Global Bank Corp.
5.250%, due 04/16/29, Callable: 04/16/28 (3 Month LIBOR Rate + 3.300%) (a)	200,000	179,605
Multibank, Inc.
7.750%, due 02/03/28, Callable: 01/03/28 (b)	200,000	203,500
Panama Government International Bond
4.300%, due 04/29/53	300,000	220,875
UEP Penonome II SA
6.500%, due 10/01/38	181,512	134,319
		1,319,818
Peru — 0.5%
Banco de Credito del Peru S.A.
3.125%, due 07/01/30, Callable: 07/01/25 (5 Year CMT Rate + 3.000%) (a)	100,000	91,673
Banco Internacional del Peru SAA Interbank
4.000%, due 07/08/30, Callable: 07/08/25 (5 Year CMT Rate + 3.711%) (a)	200,000	183,250
Corp Financiera de Desarrollo SA
5.250%, due 07/15/29, Callable: 07/15/24 (5.605% - 3 Month LIBOR Rate) (a)	200,000	194,250

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

		Par Value	Value
FOREIGN BONDS — 22.6% (Continued)
Peru — 0.5% (Continued)
Hunt Oil Co. of Peru LLC Sucursal Del Peru
6.375%, due 06/01/28		$166,400	$159,744
Petroleos del Peru SA
4.750%, due 06/19/32		200,000	148,750
Transportadora de Gas del Peru SA
4.250%, due 04/30/28		200,000	192,525
			970,192
Philippines — 0.5%
Philippine Government Bond
3.625%, due 09/09/25	PHP	6,865,000	117,657
2.625%, due 08/12/25	PHP	18,365,000	308,728
6.125%, due 08/22/28	PHP	10,645,000	191,326
Philippine Government International Bond
0.875%, due 05/17/27	EUR	285,000	274,709
6.250%, due 01/14/36	PHP	5,000,000	87,400
			979,820
Puerto Rico — 0.1%
Popular, Inc.
7.250%, due 03/13/28, Callable: 02/13/28		$160,000	159,153
Qatar — 0.1%
QatarEnergy Trading LLC
2.250%, due 07/12/31, Callable: 04/12/31 (b)		235,000	196,319
Singapore — 0.7%
DBS Group Holdings Ltd.
1.822%, due 03/10/31, Callable: 03/10/26 (5 Year CMT Rate + 1.100%) (a)		200,000	179,190

		Par Value	Value
LLPL Capital Pte Ltd.
6.875%, due 02/04/39 (b)		$248,130	$223,937
Medco Oak Tree Pte Ltd.
7.375%, due 05/14/26, Callable: 07/31/23 (b)		220,000	216,700
Oversea-Chinese Banking Corp. Ltd.
1.832%, due 09/10/30, Callable: 09/10/25 (5 Year CMT Rate + 1.580%) (a)		200,000	181,791
Pfizer Investment Enterprises Pte Ltd.
4.750%, due 05/19/33, Callable: 02/19/33		80,000	79,564
Singapore Government Bond
2.375%, due 06/01/25	SGD	5,000	3,619
1.250%, due 11/01/26	SGD	95,000	65,693
3.375%, due 09/01/33	SGD	265,000	201,268
United Overseas Bank Ltd.
1.750%, due 03/16/31, Callable: 03/16/26 (5 Year CMT Rate + 1.520%) (a)		$200,000	176,778
			1,328,540
South Africa — 0.3%
Republic of South Africa Government Bond
8.875%, due 02/28/35	ZAR	12,025,000	523,558
Republic of South Africa Government International Bond
4.300%, due 10/12/28		$200,000	176,500
			700,058
South Korea — 0.6%
Korea Treasury Bond
3.125%, due 09/10/24	KRW	198,330,000	149,319

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

		Par Value	Value
FOREIGN BONDS — 22.6% (Continued)
South Korea — 0.6% (Continued)
2.375%, due 03/10/27	KRW	804,700,000	$582,333
2.125%, due 06/10/27	KRW	293,300,000	209,790
3.125%, due 09/10/27	KRW	103,300,000	76,701
1.375%, due 12/10/29	KRW	116,600,000	76,594
4.250%, due 12/10/32	KRW	178,720,000	141,143
			1,235,880
Spain — 0.1%
AI Candelaria Spain SA
7.500%, due 12/15/28, Callable: 09/15/28		$220,833	207,307
Cellnex Telecom SA
1.875%, due 06/26/29, Callable: 03/26/29	EUR	100,000	91,997
			299,304
United Arab Emirates — 0.1%
Abu Dhabi Government International Bond
3.875%, due 04/16/50 (b)		$200,000	168,307
Total Foreign Bonds (Cost $49,592,713)			45,412,719

BANK LOANS — 4.1% (a)(g)
1011778 BC ULC
6.943%, due 11/13/26, Callable: 07/30/23 (1 Month U.S. LIBOR + 1.750%)		441,292	437,796
AAdvantage Loyalty IP Ltd.
10.000%, due 04/20/28, Callable: 03/24/24 (3 Month U.S. LIBOR + 4.750%)		265,000	270,300

	Par Value	Value
Abe Investment Holdings, Inc.
9.842%, due 02/19/26, Callable: 07/30/23 (3 Month SOFR Rate + 4.500%)	$24,950	$24,905
9.753%, due 02/19/26, Callable: 07/30/23 (1 Month SOFR Rate + 4.500%)	777	776
Acrisure LLC
9.443%, due 02/15/27, Callable: 07/30/23 (1 Month U.S. LIBOR + 4.250%)	98,500	96,325
Air Canada
8.839%, due 08/11/28, Callable: 07/30/23 (3 Month U.S. LIBOR + 3.500%)	79,200	79,087
Alliant Holdings Intermediate LLC
8.647%, due 11/09/25, Callable: 07/30/23 (1 Month SOFR Rate + 3.500%)	39,800	39,518
Allied Universal Holdco LLC
8.952%, due 05/12/28, Callable: 07/30/23 (1 Month SOFR Rate + 3.750%)	94,807	92,015

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Par Value	Value
BANK LOANS — 4.1% (a)(g) (Continued)
Allspring Buyer LLC
8.753%, due 04/21/28, Callable: 07/30/23 (3 Month U.S. LIBOR + 3.250%)	$100,741	$98,978
Ascend Learning LLC
8.702%, due 11/18/28, Callable: 07/30/23 (1 Month U.S. LIBOR + 3.500%)	156,940	147,205
Astra Acquisition Corp.
10.443%, due 10/22/28, Callable: 07/30/23 (1 Month U.S. LIBOR + 5.250%)	91,939	63,783
AthenaHealth Group, Inc.
7.821%, due 01/14/27, Callable: 07/30/23 (1 Month SOFR Rate + 3.500%)	8,206	7,888
AthenaHealth Group, Inc.
8.589%, due 01/26/29, Callable: 07/30/23 (1 Month SOFR Rate + 3.500%)	66,626	64,044
Aveanna Healthcare LLC
9.226%, due 06/30/28, Callable: 07/30/23 (3 Month U.S. LIBOR + 3.750%)	119,706	101,900

	Par Value	Value
Axalta Coating Systems US Holdings, Inc.
8.242%, due 12/31/29, Callable: 07/30/23 (3 Month SOFR Rate + 3.000%)	$59,963	$60,037
Bausch + Lomb Corp.
8.592%, due 05/05/27, Callable: 07/30/23 (3 Month SOFR Rate + 3.250%)	223,259	216,283
Berry Global, Inc.
6.972%, due 07/01/26, Callable: 07/30/23 (1 Month U.S. LIBOR + 1.750%)	420,912	420,268
Caesars Entertainment, Inc.
8.452%, due 02/28/28, Callable: 07/30/23 (1 Month SOFR Rate + 3.250%)	54,863	54,813
Camelot US Acquisition LLC
8.217%, due 10/30/26, Callable: 07/30/23 (1 Month U.S. LIBOR + 3.000%)	90,688	90,500
Carnival Corp.
8.467%, due 10/31/28, Callable: 07/30/23 (6 Month U.S. LIBOR + 3.250%)	152,426	150,902

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Par Value	Value
BANK LOANS — 4.1% (a)(g) (Continued)
Castle US Holding Corp.
8.943%, due 01/27/27, Callable: 07/30/23 (1 Month U.S. LIBOR + 3.750%)	$105,310	$76,744
Cengage Learning, Inc.
9.880%, due 07/14/26, Callable: 07/30/23 (6 Month U.S. LIBOR + 4.750%)	78,018	76,341
Charter Communications Operating LLC
6.795%, due 02/01/27, Callable: 07/30/23 (3 Month SOFR Rate + 1.750%)	479,764	476,563
6.903%, due 02/01/27, Callable: 07/30/23 (1 Month SOFR Rate + 1.750%)	1,246	1,238
Charter Next Generation, Inc.
8.967%, due 12/01/27 (1 Month SOFR Rate + 3.750%)	68,250	67,653
CHG Healthcare Services, Inc.
8.400%, due 10/31/28, Callable: 07/30/23 (1 Month U.S. LIBOR + 3.250%)	65,000	64,626

	Par Value	Value
Clarios Global LP
8.852%, due 04/17/30, Callable: 07/30/23 (1 Month SOFR Rate + 3.750%)	$115,000	$114,604
Cornerstone OnDemand, Inc.
8.904%, due 10/31/28, Callable: 07/30/23 (1 Month U.S. LIBOR + 3.750%)	38,978	36,274
CQP Holdco LP
8.659%, due 06/05/28, Callable: 07/30/23 (3 Month U.S. LIBOR + 3.500%)	178,664	178,218
Dcert Buyer, Inc.
9.264%, due 10/16/26, Callable: 07/30/23 (3 Month SOFR Rate + 4.000%)	63,326	62,674
Delta 2 Lux Sarl
8.102%, due 01/15/30, Callable: 07/15/23 (1 Month SOFR Rate + 3.000%)	120,000	119,940
Directv Financing LLC
10.217%, due 08/02/27, Callable: 07/30/23 (1 Month SOFR Rate + 5.000%)	42,820	41,815

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Par Value	Value
BANK LOANS — 4.1% (a)(g) (Continued)
EAB Global, Inc.
8.872%, due 06/25/28, Callable: 07/30/23 (6 Month U.S. LIBOR + 3.500%)	$77,932	$76,934
8.772%, due 06/25/28, Callable: 07/30/23 (3 Month U.S. LIBOR + 3.500%)	198	195
EG Finco Ltd.
9.151%, due 02/07/25, Callable: 07/30/23 (6 Month U.S. LIBOR + 4.000%)	27,497	26,993
Envision Healthcare Corp.
8.992%, due 03/31/27 (3 Month SOFR Rate + 3.750%) (d)	32,191	232
Envision Healthcare Corp.
9.492%, due 03/31/27 (3 Month SOFR Rate + 4.250%) (d)	13,172	2,799
Fertitta Entertainment LLC
9.102%, due 01/31/29, Callable: 07/30/23 (1 Month SOFR Rate + 4.000%)	98,750	97,331

	Par Value	Value
Finastra USA, Inc.
12.405%, due 06/16/25, Callable: 07/30/23 (2 Month U.S. LIBOR + 7.250%)	$20,000	$18,028
Gainwell Acquisition Corp.
9.342%, due 08/17/27, Callable: 07/30/23 (3 Month SOFR Rate + 4.000%)	157,072	154,520
Genesys Cloud Services Holdings II LLC
9.193%, due 12/01/27, Callable: 07/30/23 (1 Month U.S. LIBOR + 4.000%)	153,477	152,929
Gogo Intermediate Holdings LLC
8.967%, due 04/28/28, Callable: 07/30/23 (1 Month SOFR Rate + 3.750%)	54,734	54,598
Gray Television, Inc.
8.275%, due 11/30/28, Callable: 07/30/23 (1 Month SOFR Rate + 3.000%)	84,571	82,470
Great Outdoors Group LLC
8.943%, due 03/31/28, Callable: 07/30/23 (1 Month U.S. LIBOR + 3.750%)	100,732	99,850

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Par Value	Value
BANK LOANS — 4.1% (a)(g) (Continued)
Grifols Worldwide Operations USA, Inc.
7.414%, due 11/08/27, Callable: 07/30/23 (3 Month SOFR Rate + 2.000%)	$75,000	$73,719
H-Food Holdings LLC
9.269%, due 05/17/25, Callable: 07/30/23 (6 Month U.S. LIBOR + 3.688%)	20,934	18,356
Hunter Douglas, Inc.
8.666%, due 02/09/29, Callable: 07/30/23 (3 Month SOFR Rate + 3.500%)	123,427	116,754
ICON Luxembourg Sarl
7.753%, due 07/03/28, Callable: 07/30/23 (3 Month SOFR Rate + 2.250%)	55,177	55,146
Intelsat Jackson Holdings SA
9.443%, due 12/08/28, Callable: 07/30/23 (3 Month SOFR Rate + 4.250%)	91,800	91,341
ION Trading Finance Ltd.
9.909%, due 03/31/28, Callable: 07/30/23 (3 Month U.S. LIBOR + 4.750%)	80,806	79,103

	Par Value	Value
IRB Holding Corp.
8.202%, due 12/15/27, Callable: 07/30/23 (1 Month SOFR Rate + 3.000%)	$49,748	$49,360
Jazz Financing Lux Sarl
8.602%, due 05/05/28, Callable: 07/30/23 (1 Month SOFR Rate + 3.500%)	216,390	216,042
Kronos Acquisition Holdings, Inc.
9.253%, due 12/22/26, Callable: 07/30/23 (3 Month U.S. LIBOR + 3.750%)	63,200	61,481
LifePoint Health, Inc.
9.023%, due 11/14/25, Callable: 07/30/23 (3 Month U.S. LIBOR + 3.750%)	46,829	43,278
Lummus Technology Holdings V LLC
8.717%, due 06/30/27, Callable: 07/30/23 (1 Month SOFR Rate + 3.500%)	78,832	78,072
McAfee Corp.
9.010%, due 02/02/29, Callable: 07/30/23 (1 Month SOFR Rate + 3.750%)	39,376	37,588

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Par Value	Value
BANK LOANS — 4.1% (a)(g) (Continued)
Medline Borrower LP
8.352%, due 09/29/28, Callable: 07/30/23 (1 Month SOFR Rate + 3.250%)	$144,634	$142,871
Messer Industries USA, Inc.
8.003%, due 10/01/25, Callable: 07/30/23 (3 Month SOFR Rate + 2.500%)	13,919	13,902
Mileage Plus Holdings LLC
10.764%, due 07/30/27, Callable: 07/30/23 (3 Month U.S. LIBOR + 5.250%)	153,778	159,577
Mirion Technologies US, Inc.
8.253%, due 10/05/28, Callable: 07/30/23 (3 Month SOFR Rate + 2.750%)	62,767	62,375
Olympus Water US Holding Corp.
9.253%, due 09/21/28, Callable: 07/30/23 (3 Month SOFR Rate + 3.750%)	83,725	80,271
OneDigital Borrower LLC
9.452%, due 11/16/27 (1 Month SOFR Rate + 4.250%)	154,903	152,192

	Par Value	Value
Packers Holdings LLC
8.441%, due 03/06/28, Callable: 07/30/23 (1 Month SOFR Rate + 3.250%)	$20,624	$14,226
Peraton Corp.
8.952%, due 02/01/28, Callable: 07/30/23 (1 Month SOFR Rate + 3.750%)	119,776	117,445
Perrigo Investments LLC
7.500%, due 04/06/29, Callable: 07/30/23 (1 Month SOFR Rate + 2.500%)	44,887	44,494
PetSmart LLC
8.952%, due 02/11/28, Callable: 07/30/23 (1 Month SOFR Rate + 3.750%)	73,688	73,442
PG&E Corp.
8.217%, due 06/23/25, Callable: 07/30/23 (1 Month SOFR Rate + 3.000%)	72,750	72,581
PRA Health Sciences, Inc.
7.753%, due 07/03/28, Callable: 07/30/23 (3 Month SOFR Rate + 2.250%)	13,748	13,740

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Par Value	Value
BANK LOANS — 4.1% (a)(g) (Continued)
Pretium PKG Holdings, Inc.
9.219%, due 09/22/28, Callable: 07/30/23 (3 Month U.S. LIBOR + 4.000%)	$66,941	$49,764
9.513%, due 09/22/28, Callable: 07/30/23 (1 Month U.S. LIBOR + 4.000%)	21,709	16,139
Proofpoint, Inc.
8.467%, due 06/09/28, Callable: 07/30/23 (3 Month SOFR Rate + 3.250%)	137,900	134,797
Pug LLC
8.717%, due 01/29/27, Callable: 07/30/23 (1 Month U.S. LIBOR + 3.500%)	84,562	74,943
Radiate Holdco LLC
8.477%, due 09/25/26, Callable: 07/30/23 (1 Month SOFR Rate + 3.250%)	43,579	36,243
Radiology Partners, Inc.
9.467%, due 07/09/25, Callable: 07/30/23 (1 Month SOFR Rate + 4.250%)	19,207	14,399
Rentpath, Inc.
3.250%, due 04/25/24 (Prime) (d)	3,634	36

	Par Value	Value
Scientific Games Holdings LP
8.421%, due 02/03/29, Callable: 07/30/23 (3 Month SOFR Rate + 3.500%)	$34,912	$34,449
Sophia LP
9.038%, due 10/07/27, Callable: 07/30/23 (3 Month U.S. LIBOR + 3.500%)	136,518	134,898
Spin Holdco, Inc.
9.230%, due 03/06/28, Callable: 07/30/23 (3 Month U.S. LIBOR + 4.000%)	33,168	28,311
SRS Distribution, Inc.
8.693%, due 06/04/28, Callable: 07/30/23 (1 Month U.S. LIBOR + 3.500%)	138,088	133,911
Sunset Debt Merger Sub, Inc.
9.217%, due 09/30/28, Callable: 07/30/23 (1 Month SOFR Rate + 4.000%)	54,762	44,166
Tempo Acquisition LLC
8.102%, due 08/31/28, Callable: 07/30/23 (1 Month SOFR Rate + 3.000%)	64,025	64,025

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Par Value	Value
BANK LOANS — 4.1% (a)(g) (Continued)
The EW Scripps Co.
7.779%, due 05/01/26, Callable: 07/30/23 (1 Month SOFR Rate + 2.563%)	$32,584	$31,917
Titan Acquisition Ltd.
8.731%, due 03/28/25, Callable: 07/30/23 (6 Month U.S. LIBOR + 3.000%)	38,423	37,446
TK Elevator US Newco, Inc.
8.602%, due 07/29/27, Callable: 07/30/23 (6 Month U.S. LIBOR + 3.500%)	190,179	188,302
Trans Union LLC
7.467%, due 11/16/28, Callable: 07/30/23 (1 Month SOFR Rate + 2.250%)	201,385	200,734
TransDigm, Inc.
8.492%, due 08/15/28, Callable: 07/30/23 (3 Month SOFR Rate + 3.250%)	84,788	84,706
TricorBraun Holdings, Inc.
8.467%, due 03/03/28, Callable: 07/30/23 (1 Month SOFR Rate + 3.250%)	43,675	42,459

	Par Value	Value
UKG, Inc.
8.895%, due 05/04/26, Callable: 07/30/23 (3 Month SOFR Rate + 3.750%)	$65,000	$64,050
United Airlines, Inc.
9.292%, due 04/21/28, Callable: 07/30/23 (3 Month U.S. LIBOR + 3.750%)	306,509	305,915
Verscend Holding Corp.
9.217%, due 08/27/25 (1 Month SOFR Rate + 4.000%)	73,494	73,386
Vibrantz Technologies, Inc.
9.304%, due 03/30/29, Callable: 07/30/23 (3 Month SOFR Rate + 4.250%)	44,663	39,247
WestJet Airlines Ltd.
8.251%, due 08/07/26, Callable: 07/30/23 (3 Month SOFR Rate + 3.000%)	44,864	43,431
Total Bank Loans (Cost $8,533,894)		8,345,922

	Shares
PREFERRED STOCKS — 0.4%
Financials — 0.1%
Wells Fargo & Co. Callable: 09/15/23	4,300	$107,543
Utilities — 0.3%
NextEra Energy, Inc. CVRT	10,150	459,694

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Shares	Values
PREFERRED STOCKS — 0.4% (Continued)
Utilities — 0.3% (Continued)
The AES Corp. CVRT	2,800	$228,536
		688,230
Total Preferred Stocks (Cost $881,051)		795,773

	Contracts	Notional Amount
PURCHASED OTC OPTIONS — 0.0% (f)
Currency Call Options — 0.0% (f)
Euro, 7/10/23 at 1.085 Counterparty: BNP Paribas Brokerage Services, Inc.	672,000	$672,000	1,396
Euro, 7/10/23 at 1.100 Counterparty: Goldman Sachs Bank, USA	672,000	672,000	6,199
Japanese Yen, 9/5/23 at 154.00 Counterparty: BNP Paribas Brokerage Services, Inc.	64,000	64,000	2,611
Japanese Yen, 9/9/32 at 140.00 Counterparty: BNP Paribas Brokerage Services, Inc.	1,058,600	1,058,600	13,503
		2,466,600	23,709

	Contracts	Notional Amount	Value
Currency Put Options — 0.0% (f)
Euro, 7/10/23 at 1.100 Counterparty: Goldman Sachs Bank, USA	672,000	$672,000	$983
Euro, 7/10/23 at 1.115 Counterparty: BNP Paribas Brokerage Services, Inc.	672,000	672,000	75
Japanese Yen, 7/7/23 at 115.00 Counterparty: Goldman Sachs Bank, USA	76,800	76,800	—
Japanese Yen, 7/19/23 at 127.00 Counterparty: Morgan Stanley Capital	70,000	70,000	1
Japanese Yen, 2/27/25 at 107.50 Counterparty: BNP Paribas Brokerage Services, Inc.	437,000	437,000	2,908
		1,927,800	3,967
Interest Rate Call Options — 0.0% (f)
3 Month Euribor, 12/18/23 at 96 Counterparty: Morgan Stanley Capital	22	5,801,973	13,804

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

	Contracts	Notional Amount	Value
PURCHASED OTC OPTIONS — 0.0% (f) (Continued)
Interest Rate Call Options — 0.0% (f) (Continued)
3 Month Euribor, 12/18/23 at 96.5 Counterparty: Morgan Stanley Capital	22	$5,801,973	$5,551
		11,603,946	19,355
Total Purchased OTC Options (Cost $87,625)		15,998,346	47,031

	Shares
AFFILIATED REGISTERED INVESTMENT COMPANIES — 2.6%
Voya VACS Series EMCD Fund	99,690	823,441
Voya VACS Series EMHCD Fund	150,336	1,519,894
Voya VACS Series HYB Fund	283,031	2,841,631
Total Affiliated Registered Investment Companies (Cost $5,963,402)		5,184,966

Total Investments at Value — 97.6% (Cost $218,144,939)		196,281,799
Other Assets in Excess of Liabilities — 2.4%		4,867,899
Net Assets — 100.0%		$201,149,698

Percentages are stated as a percent of net assets.

(a)	Variable rate security based on a reference index and spread. The rate listed is as of June 30, 2023.
(b)

Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of June 30, 2023, the value of these investments was $80,464,929, or 40.0% of total net assets.

(c)	Variable rate security. The coupon is based on an underlying pool of loans. The rate listed is as of June 30, 2023.
(d)	Illiquid security. The total fair value of such securities is $2,238,090 as of June 30, 2023, representing 1.1% of net assets.
(e)	This security or a partial position of this security is on loan at June 30, 2023. The total fair value of securities on loan at June 30, 2023, was $1,127,810 (Note 8).
(f)	Represents less than 0.1%.
(g)

Rates for bank loans will typically have interest rates that redetermine periodically by reference to a base lending rate plus a spread. Bank loans that reference SOFR may be subject to a credit spread adjustment, particularly to legacy LIBOR bank loans that have transitioned to SOFR as the base lending rate.

CVRT - Convertible Security

REMIC - Real Estate Mortgage Investment Conduit

CMT - Constant Maturity U.S. Treasury

LIBOR - London Interbank Offered Rate

NIBOR - Norwegian Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

CNY - Chinese Yuan

EUR - Euro

GBP - British Pound

IDR - Indonesian Rupiah

JPY - Japanese Yen

KRW - South Korean Won

MXN - Mexican Peso

MYR - Malaysian Ringgit

NOK - Norwegian Krone

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	June 30, 2023 (Unaudited)

NZD - New Zealand Dollar

PHP - Philippine Peso

SGD - Singapore Dollar

ZAR - South African Rand

The Accompanying Footnotes are an Integral Part of this Schedule of Investments.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Futures Contracts	June 30, 2023 (Unaudited)

FUTURES CONTRACTS PURCHASED	Contracts	Expiration Date	Notional Amount	Value/ Unrealized Depreciation
2-Year U.S. Treasury Note Future	163	09/29/2023	$32,395,962	$(341,391)
5-Year U.S. Treasury Note Future	136	09/29/2023	13,437,438	(275,144)
Ultra 10-Year U.S. Treasury Bond Future	10	09/20/2023	976,403	(14,318)
Total Futures Contracts Purchased			$46,809,803	$(630,853)

FUTURES CONTRACTS SOLD SHORT	Contracts	Expiration Date	Notional Amount	Value/ Unrealized Appreciation
10-Year U.S. Treasury Note Future	31	09/20/2023	$3,063,994	$59,764
U.S. Treasury Long Bond Future	17	09/20/2023	1,830,347	4,878
Ultra Long-Term U.S. Treasury Bond Future	11	09/20/2023	992,397	4,671
Total Futures Contracts Sold Short			$5,886,738	$69,313

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Forward Foreign Currency Contracts	June 30, 2023 (Unaudited)

Counterparty	Settlement Date	Fund Receiving	Amount Of Currency To Be Received In Local Currency	Fund Delivering	Amount Of Currency To Be Delivered In Local Currency	Unrealized Appreciation (Depreciation)
Australia and New Zealand Banking Group Ltd.	9/20/2023	AUD	120,000	NZD	132,032	$(875)
Australia and New Zealand Banking Group Ltd.	9/20/2023	USD	227,601	NZD	369,764	756
Bank of America, San Francisco	8/18/2023	CAD	132,467	USD	100,507	(433)
Bank of America, San Francisco	8/18/2023	USD	1,017,623	CAD	1,343,826	2,415
Bank of America, San Francisco	8/18/2023	USD	134,804	GBP	105,771	442
Bank of America, San Francisco	7/14/2023	USD	308,257	MXN	5,335,771	(2,576)
Bank of America, San Francisco	8/18/2023	USD	90,843	NOK	965,138	759
Bank of America, San Francisco	8/18/2023	USD	419,721	NZD	680,370	2,268
Barclays Capital, Inc.	9/20/2023	EUR	281,157	NOK	3,257,620	3,706
Barclays Capital, Inc.	8/18/2023	EUR	873,007	USD	959,208	(4,170)
Barclays Capital, Inc.	9/20/2023	JPY	81,602,105	USD	587,500	(14,555)
Barclays Capital, Inc.	9/20/2023	USD	90,657	CAD	119,413	399
Barclays Capital, Inc.	9/20/2023	USD	2,488,263	EUR	2,291,239	(22,383)
Barclays Capital, Inc.	8/18/2023	USD	584,240	GBP	461,882	(2,495)
Barclays Capital, Inc.	9/20/2023	USD	228,054	NZD	369,764	1,209
BNP Paribas Brokerage Services, Inc.	8/18/2023	AUD	739,276	USD	489,604	3,589
BNP Paribas Brokerage Services, Inc.	7/14/2023	BRL	45,283	USD	8,971	461
BNP Paribas Brokerage Services, Inc.	8/18/2023	CAD	485,516	USD	369,551	(2,763)
BNP Paribas Brokerage Services, Inc.	8/18/2023	CHF	573,870	USD	645,910	(1,341)
BNP Paribas Brokerage Services, Inc.	8/18/2023	EUR	843,546	USD	925,782	(2,973)
BNP Paribas Brokerage Services, Inc.	8/18/2023	NOK	4,445,903	USD	414,108	861
BNP Paribas Brokerage Services, Inc.	8/18/2023	NZD	1,852,392	USD	1,140,016	(3,451)
BNP Paribas Brokerage Services, Inc.	8/18/2023	USD	575,688	AUD	851,807	7,423
BNP Paribas Brokerage Services, Inc.	8/18/2023	USD	158,750	CAD	209,768	278

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Forward Foreign Currency Contracts (Continued)	June 30, 2023 (Unaudited)

Counterparty	Settlement Date	Fund Receiving	Amount Of Currency To Be Received In Local Currency	Fund Delivering	Amount Of Currency To Be Delivered In Local Currency	Unrealized Appreciation (Depreciation)
BNP Paribas Brokerage Services, Inc.	8/18/2023	USD	1,726,881	EUR	1,578,387	$183
BNP Paribas Brokerage Services, Inc.	8/18/2023	USD	447,138	NOK	4,813,568	(2,148)
BNP Paribas Brokerage Services, Inc.	8/18/2023	USD	423,830	NZD	686,953	2,339
Brown Brothers Harriman & Co.	8/18/2023	EUR	38,790	USD	42,415	20
CIBC, Toronto	9/20/2023	SGD	2,369,180	USD	1,756,886	516
CIBC, Toronto	9/20/2023	USD	716,898	SGD	959,290	5,319
Citigroup	8/18/2023	AUD	1,545,193	USD	1,044,897	(14,054)
Citigroup	8/18/2023	CAD	193,274	USD	147,085	(1,074)
Citigroup	9/20/2023	EUR	21,087	NOK	243,478	357
Citigroup	8/18/2023	EUR	661,339	USD	723,794	(313)
Citigroup	9/20/2023	JPY	162,552,174	USD	1,175,000	(33,688)
Citigroup	9/20/2023	NOK	2,032,608	EUR	174,922	(1,757)
Citigroup	8/18/2023	NZD	361,350	USD	224,265	(2,553)
Citigroup	8/18/2023	SEK	626,004	USD	58,536	(355)
Citigroup	8/18/2023	USD	544,282	AUD	808,352	5,007
Citigroup	7/14/2023	USD	585,110	BRL	2,935,937	(26,410)
Citigroup	9/30/2023	USD	357,322	BRL	1,766,495	(6,116)
Citigroup	9/20/2023	USD	1,290,211	CAD	1,710,169	(2,410)
Citigroup	9/20/2023	USD	1,175,000	JPY	162,590,962	33,415
Citigroup	8/18/2023	USD	178,106	NOK	1,906,942	116
Citigroup	9/20/2023	USD	602,329	NOK	6,382,902	5,945
Citigroup	8/18/2023	USD	448,157	NZD	726,241	2,560
Citigroup	8/18/2023	USD	218,467	SEK	2,349,243	130
Citigroup	9/20/2023	USD	1,109,006	SGD	1,484,124	8,118
Goldman Sachs Bank, USA	8/18/2023	AUD	165,397	USD	110,635	(294)
Goldman Sachs Bank, USA	9/20/2023	CAD	190,888	USD	144,002	280
Goldman Sachs Bank, USA	9/20/2023	EUR	60,000	CAD	87,267	(215)
Goldman Sachs Bank, USA	9/20/2023	EUR	205,323	NOK	2,366,701	3,853
Goldman Sachs Bank, USA	8/18/2023	GBP	259,933	USD	332,294	(2,098)
Goldman Sachs Bank, USA	8/18/2023	JPY	65,498,212	USD	462,154	(4,657)
Goldman Sachs Bank, USA	9/20/2023	JPY	163,970,315	USD	1,178,333	(27,064)
Goldman Sachs Bank, USA	7/14/2023	MXN	18,094,146	USD	1,054,840	(775)
Goldman Sachs Bank, USA	9/20/2023	NOK	10,499,308	EUR	892,243	3,314
Goldman Sachs Bank, USA	8/18/2023	SEK	753,105	USD	70,854	(861)
Goldman Sachs Bank, USA	8/18/2023	USD	321,102	AUD	471,606	6,480
Goldman Sachs Bank, USA	9/20/2023	USD	78,862	AUD	115,709	1,602
Goldman Sachs Bank, USA	7/14/2023	USD	75,414	BRL	369,386	(1,525)

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Forward Foreign Currency Contracts (Continued)	June 30, 2023 (Unaudited)

Counterparty	Settlement Date	Fund Receiving	Amount Of Currency To Be Received In Local Currency	Fund Delivering	Amount Of Currency To Be Delivered In Local Currency	Unrealized Appreciation (Depreciation)
Goldman Sachs Bank, USA	8/18/2023	USD	166,513	CAD	218,935	$1,116
Goldman Sachs Bank, USA	9/20/2023	USD	362,627	CAD	476,311	2,610
Goldman Sachs Bank, USA	8/18/2023	USD	459,972	GBP	364,303	(2,806)
Goldman Sachs Bank, USA	9/20/2023	USD	587,500	JPY	80,671,511	21,089
Goldman Sachs Bank, USA	9/20/2023	USD	806,980	MXN	14,150,249	(6,697)
Goldman Sachs Bank, USA	9/20/2023	USD	228,015	NZD	369,764	1,170
Goldman Sachs Bank, USA	8/18/2023	USD	168,933	SEK	1,815,531	199
Goldman Sachs Bank, USA	9/20/2023	USD	739,338	SGD	989,368	5,448
JPMChase, New York	9/20/2023	EUR	867,375	NOK	10,135,629	3,416
JPMChase, New York	9/20/2023	JPY	82,465,384	USD	588,333	(9,327)
JPMChase, New York	9/20/2023	NOK	9,005,111	EUR	762,422	5,957
JPMChase, New York	9/20/2023	USD	163,182	CAD	214,677	920
JPMChase, New York	9/20/2023	USD	386,390	EUR	354,420	(1,968)
JPMChase, New York	9/20/2023	USD	780,235	GBP	617,279	(3,862)
JPMChase, New York	9/20/2023	USD	633,913	NZD	1,030,341	1,814
JPMChase, New York	9/20/2023	USD	173,615	SGD	232,221	1,359
Morgan Stanley Capital	8/18/2023	CAD	736,437	USD	558,611	(2,261)
Morgan Stanley Capital	9/20/2023	CAD	114,627	USD	86,401	239
Morgan Stanley Capital	8/18/2023	CHF	523,530	USD	587,055	972
Morgan Stanley Capital	9/20/2023	EUR	295,000	NOK	3,455,937	345
Morgan Stanley Capital	9/20/2023	GBP	120,000	JPY	20,993,244	5,032
Morgan Stanley Capital	8/18/2023	GBP	578,748	USD	736,017	(827)
Morgan Stanley Capital	9/20/2023	JPY	20,879,936	GBP	120,000	(5,827)
Morgan Stanley Capital	9/20/2023	NOK	2,057,627	EUR	176,150	(765)
Morgan Stanley Capital	8/18/2023	NOK	838,041	USD	77,775	446
Morgan Stanley Capital	8/18/2023	NZD	1,109,988	USD	681,536	(485)
Morgan Stanley Capital	8/18/2023	SEK	3,657,690	USD	342,617	(2,672)
Morgan Stanley Capital	9/20/2023	SGD	490,469	USD	364,585	(767)
Morgan Stanley Capital	9/20/2023	USD	349,054	AUD	511,176	7,737
Morgan Stanley Capital	8/18/2023	USD	231,884	CAD	304,546	1,811
Morgan Stanley Capital	8/18/2023	USD	1,517,242	CHF	1,352,122	(1,457)
Morgan Stanley Capital	8/18/2023	USD	447,174	EUR	409,540	(847)
Morgan Stanley Capital	9/20/2023	USD	642,407	EUR	587,500	(1,351)
Morgan Stanley Capital	8/18/2023	USD	283,846	GBP	224,966	(1,930)
Morgan Stanley Capital	7/14/2023	USD	663,131	MXN	11,958,396	(33,500)
Morgan Stanley Capital	8/18/2023	USD	44,781	NOK	484,224	(415)
Morgan Stanley Capital	8/18/2023	USD	975,114	NZD	1,580,008	5,675
Morgan Stanley Capital	9/20/2023	USD	591,470	SGD	789,773	5,635
Morgan Stanley Capital	7/21/2023	USD	539,054	ZAR	10,347,889	(9,509)
Royal Bank of Canada, Toronto	9/20/2023	NOK	2,052,308	EUR	176,150	(1,262)

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Forward Foreign Currency Contracts (Continued)	June 30, 2023 (Unaudited)

Counterparty	Settlement Date	Fund Receiving	Amount Of Currency To Be Received In Local Currency	Fund Delivering	Amount Of Currency To Be Delivered In Local Currency	Unrealized Appreciation (Depreciation)
Royal Bank of Canada, Toronto	9/20/2023	USD	1,281,559	EUR	1,180,000	$(11,437)
Standard Chartered Securities N.A.	8/18/2023	AUD	479,912	USD	317,858	2,305
Standard Chartered Securities N.A.	8/18/2023	CHF	245,846	USD	276,289	(155)
Standard Chartered Securities N.A.	8/18/2023	GBP	585,627	USD	744,645	(716)
Standard Chartered Securities N.A.	8/18/2023	JPY	80,243,841	USD	562,086	(1,593)
Standard Chartered Securities N.A.	8/18/2023	NZD	1,396,621	USD	852,570	4,350
Standard Chartered Securities N.A.	8/18/2023	USD	533,404	AUD	793,675	3,920
Standard Chartered Securities N.A.	8/18/2023	USD	63,930	CAD	84,627	(3)
Standard Chartered Securities N.A.	8/18/2023	USD	172,889	CHF	153,977	(58)
Standard Chartered Securities N.A.	8/18/2023	USD	155,762	EUR	142,359	26
Standard Chartered Securities N.A.	8/18/2023	USD	355,379	GBP	278,721	1,317
Standard Chartered Securities N.A.	8/18/2023	USD	648,147	JPY	92,891,558	(689)
Standard Chartered Securities N.A.	7/14/2023	USD	78,027	MXN	1,392,263	(3,079)
State Street Bank, Boston	7/14/2023	BRL	42,615	USD	8,362	514
State Street Bank, Boston	8/18/2023	CHF	348,893	USD	391,108	767
State Street Bank, Boston	8/18/2023	EUR	458,241	USD	503,602	(2,303)
State Street Bank, Boston	9/20/2023	EUR	98,727	USD	108,681	(501)
State Street Bank, Boston	8/18/2023	JPY	14,201,832	USD	100,175	(977)
State Street Bank, Boston	7/14/2023	MXN	15,246,926	USD	881,560	6,641
State Street Bank, Boston	8/18/2023	NOK	3,064,040	USD	285,855	135
State Street Bank, Boston	8/18/2023	NZD	297,113	USD	180,210	2,088
State Street Bank, Boston	9/20/2023	SGD	500,733	USD	371,462	(30)
State Street Bank, Boston	8/18/2023	USD	111,143	AUD	166,155	296
State Street Bank, Boston	9/20/2023	USD	1,157,032	AUD	1,701,305	21,054
State Street Bank, Boston	8/18/2023	USD	379,750	CAD	501,247	1,078
State Street Bank, Boston	8/18/2023	USD	292,241	CHF	260,588	(450)
State Street Bank, Boston	8/18/2023	USD	55,451	EUR	50,662	29
State Street Bank, Boston	9/20/2023	USD	429,165	EUR	393,800	(2,344)
State Street Bank, Boston	8/18/2023	USD	489,935	GBP	385,572	138

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Forward Foreign Currency Contracts (Continued)	June 30, 2023 (Unaudited)

Counterparty	Settlement Date	Fund Receiving	Amount Of Currency To Be Received In Local Currency	Fund Delivering	Amount Of Currency To Be Delivered In Local Currency	Unrealized Appreciation (Depreciation)
State Street Bank, Boston	8/18/2023	USD	1,125,204	JPY	158,694,346	$16,743
State Street Bank, Boston	7/14/2023	USD	994,216	MXN	17,064,205	150
State Street Bank, Boston	9/20/2023	USD	134,812	NZD	218,513	757
State Street Bank, Boston	8/18/2023	USD	93,064	SEK	994,977	591
UBS AG, Stamford	9/20/2023	EUR	30,746	USD	33,717	(27)
UBS AG, Stamford	9/20/2023	NOK	3,617,071	EUR	307,699	795
UBS AG, Stamford	9/20/2023	USD	248,035	AUD	365,126	4,237
UBS AG, Stamford	9/20/2023	USD	72,525	CAD	95,375	437
UBS AG, Stamford	9/20/2023	USD	2,483,573	EUR	2,287,964	(23,484)
						$(77,285)

AUD — Australian Dollar

BRL — Brazillian Real

CAD — Canadian Dollar

CHF — Swiss Franc

EUR — Euro

GBP — British Pound

JPY — Japanese Yen

MXN — Mexican Peso

NOK — Norwegian Krone

NZD — New Zealand Dollar

SEK — Sedish Krona

SGD — Singpore Dollar

USD — U.S. Dollar

ZAR — South African Rand

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Written Options	June 30, 2023 (Unaudited)

WRITTEN OPTIONS	Counterparty	Contracts	Notional Amount	Value
Currency Call Options
Euro, 7/10/23 at 1.085	Goldman Sachs Bank, USA	672,000	$672,000	$(1,396)
Euro, 7/12/23 at 1.10	BNP Paribas Brokerage Services, Inc.	672,000	672,000	(6,367)
Japanese Yen, 7/3/23 at 138.00	Bank of America, San Francisco	628,000	628,000	(27,283)
Japanese Yen, 9/9/27 at 140.00	BNP Paribas Brokerage Services, Inc.	1,058,600	1,058,600	(20,283)
Mexican Peso, 8/31/23 at 18.75	Bank of America, San Francisco	1,500,000	1,500,000	(3,439)
			$4,530,600	$(58,768)

Currency Put Options
Euro, 7/10/23 at 1.115	Goldman Sachs Bank, USA	672,000	$672,000	$(75)
Euro, 7/12/23 at 1.10	BNP Paribas Brokerage Services, Inc.	672,000	672,000	(1,215)
Japanese Yen, 7/3/23 at 138.00	Bank of America, San Francisco	628,000	628,000	—
Mexican Peso, 8/31/23 at 18.00	Bank of America, San Francisco	651,000	651,000	(28,215)
			$2,623,000	$(29,505)

Interest Rate Call Options
3 Month Euribor Futures, 12/18/23 at 96.25	Morgan Stanley Capital	44	$11,603,947	$(17,105)
Total Written Options (Premiums Received $132,938)			$18,757,547	$(105,378)

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Interest Rate Swaptions	June 30, 2023 (Unaudited)

Counterparty	Description	Exercise Rate	Expiration Date	Notional Amount	Value	Upfront Premium Received (Paid)	Unrealized Appreciation (Depreciation)
Calls Purchased
Bank of America, San Francisco	Interest Rate, SOFR	2.200%	04/25/2024	$1,282,000	$5,907	$(14,871)	$(8,964)
Barclays Capital, Inc.	Interest Rate, SOFR	0.000%	06/14/2027	775,000	24	—	24
Barclays Capital, Inc.	Interest Rate, SOFR	2.200%	04/25/2024	3,845,000	17,718	(43,833)	(26,115)
JPMChase, New York	Interest Rate, SOFR	2.208%	05/09/2024	1,282,000	6,407	(14,102)	(7,695)
Calls Written
Bank of America, San Francisco	Interest Rate, SOFR	3.038%	03/27/2028	374,000	(11,224)	—	(11,224)

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Interest Rate Swaptions (Continued)	June 30, 2023 (Unaudited)

Counterparty	Description	Exercise Rate	Expiration Date	Notional Amount	Value	Upfront Premium Received (Paid)	Unrealized Appreciation (Depreciation)
Bank of America, San Francisco	Interest Rate, SOFR	3.550%	09/11/2023	$747,000	$(12,184)	$20,206	$8,022
Barclays Capital, Inc.	Interest Rate, SOFR	4.170%	02/16/2024	2,408,000	(20,040)	11,330	(8,710)
BNP Paribas Brokerage Services, Inc.	Interest Rate, SOFR	3.033%	10/11/2023	481,000	(2,728)	12,903	10,175
Citigroup	Interest Rate, SOFR	3.540%	09/11/2023	1,494,000	(23,741)	40,413	16,672
Goldman Sachs Bank, USA	Interest Rate, SOFR	3.460%	08/21/2023	1,749,000	(16,927)	44,162	27,235
Goldman Sachs Bank, USA	Interest Rate, SOFR	3.570%	09/07/2023	747,000	(12,429)	19,954	7,525
Goldman Sachs Bank, USA	Interest Rate, SOFR	3.900%	06/17/2024	7,026,000	(30,043)	—	(30,043)
Morgan Stanley Capital	Interest Rate, SOFR	3.060%	03/14/2028	747,000	(22,737)	—	(22,737)
Morgan Stanley Capital	Interest Rate, SOFR	3.520%	01/24/2024	4,815,000	(67,203)	20,957	(46,246)
Morgan Stanley Capital	Interest Rate, SOFR	3.800%	06/12/2024	7,026,000	(27,240)	—	(27,240)
Puts Written
Bank of America, San Francisco	Interest Rate, SOFR	3.038%	03/27/2028	374,000	(12,919)	—	(12,919)
Bank of America, San Francisco	Interest Rate, SOFR	3.550%	09/11/2023	747,000	(10,941)	20,206	9,265
Bank of America, San Francisco	Interest Rate, SOFR	4.050%	04/25/2024	3,845,000	(47,732)	42,680	(5,052)
Bank of America, San Francisco	Interest Rate, SOFR	4.050%	04/25/2024	1,282,000	(15,915)	14,871	(1,044)
Barclays Capital, Inc.	Interest Rate, SOFR	0.000%	05/25/2027	2,436,500	(9,376)	—	(9,376)
Barclays Capital, Inc.	Interest Rate, SOFR	4.170%	02/16/2024	2,408,000	(5,782)	11,330	5,548
BNP Paribas Brokerage Services, Inc.	Interest Rate, SOFR	3.033%	10/11/2023	481,000	(21,433)	12,903	(8,530)
Citigroup	Interest Rate, SOFR	3.540%	09/11/2023	1,494,000	(22,478)	40,413	17,935
Goldman Sachs Bank, USA	Interest Rate, SOFR	0.065%	08/21/2023	1,749,000	(29,044)	44,162	15,118
Goldman Sachs Bank, USA	Interest Rate, SOFR	3.570%	09/07/2023	747,000	(10,042)	19,954	9,912
Goldman Sachs Bank, USA	Interest Rate, SOFR	3.900%	06/17/2024	7,026,000	(54,311)	—	(54,311)
JPMChase, New York	Interest Rate, SOFR	4.050%	05/09/2024	1,282,000	(16,448)	14,102	(2,346)
Morgan Stanley Capital	Interest Rate, SOFR	3.060%	03/14/2028	747,000	(25,483)	—	(25,483)
Morgan Stanley Capital	Interest Rate, SOFR	3.520%	01/24/2024	4,815,000	(5,027)	20,957	15,930
Morgan Stanley Capital	Interest Rate, SOFR	3.800%	06/12/2024	7,026,000	(59,384)	—	(59,384)
Total Interest Rate Swaptions					$(562,755)	$338,697	$(224,058)

SOFR — Secured Overnight Financing Rate.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Centrally Cleared Credit Default Swaps	June 30, 2023 (Unaudited)

Counterparty	Reference Entity	Protection	Pay Fixed Rate	Termination Date	Payment Frequency	Notional Amount	Value	Premium Received	Unrealized Appreciation
Morgan Stanley Capital	Prudential Financial, Inc.	Buy	1.000%	12/20/2024	Quarterly	445,000	$(2,667)	$3,679	$1,012
Total Credit Default Swap Contracts							$(2,667)	$3,679	$1,012

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Centrally Cleared Interest Rate Swaps	June 30, 2023 (Unaudited)

Counterparty	Pay (Receive) Floating Rate	Pay (Receive) Fixed Rate	Termination Date	Payment Frequency	Notional Value	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital	(SOFR)	3.598%	05/12/2033	Annually	$481,000	$(377)	$(377)
Morgan Stanley Capital	(SOFR)	3.689%	05/12/2033	Annually	481,000	(4,039)	(4,039)
Morgan Stanley Capital	SOFR	(3.214%)	05/12/2033	Annually	480,915	(14,983)	(14,983)
Morgan Stanley Capital	(SOFR)	3.18%	05/11/2033	Annually	2,929,000	99,771	99,771
Morgan Stanley Capital	(SOFR)	3.292%	05/12/2033	Annually	3,297,000	81,369	81,369
Morgan Stanley Capital	(SOFR)	3.564%	02/20/2025	Annually	633,000	6,955	6,955
Morgan Stanley Capital	(SOFR)	3.319%	10/13/2033	Annually	19,000	263	263
Morgan Stanley Capital	(SOFR)	4.116%	02/20/2025	Annually	626,000	3,644	3,644
Morgan Stanley Capital	(SOFR)	3.427%	09/13/2033	Annually	164,000	1,105	1,105
Morgan Stanley Capital	SOFR	(4.362%)	02/20/2025	Annually	626,000	(2,201)	(2,201)
Morgan Stanley Capital	SOFR	(3.406%)	09/13/2033	Annually	82,000	(693)	(693)
Morgan Stanley Capital	(SOFR)	3.094%	02/20/2025	Annually	1,204,000	304	304
Morgan Stanley Capital	SOFR	(3.524%)	08/23/2033	Annually	67,000	—	—
Morgan Stanley Capital	SOFR	(3.519%)	09/13/2033	Annually	127,000	—	—
Morgan Stanley Capital	SOFR	(3.393%)	08/25/2024	Annually	7,700,000	(212,798)	(212,798)
Morgan Stanley Capital	SOFR	(3.289%)	05/10/2033	Annually	961,840	(24,091)	(24,091)
Morgan Stanley Capital	SOFR	(3.058%)	05/10/2033	Annually	1,093,000	(48,358)	(48,358)
Morgan Stanley Capital	SOFR	(3.065)%	05/11/2033	Annually	979,000	(42,731)	(42,731)
Morgan Stanley Capital	SOFR	(3.337%)	05/11/2033	Annually	367,244	7,712	7,712
Morgan Stanley Capital	(SOFR)	3.483%	05/12/2033	Annually	743,000	6,537	6,537
Morgan Stanley Capital	SOFR	(3.199%)	05/12/2033	Annually	700,000	(22,651)	(22,651)
Morgan Stanley Capital	SOFR	(2.988%)	03/16/2033	Annually	134,000	(759)	(759)
Morgan Stanley Capital	SOFR	(3.269%)	02/20/2025	Annually	1,445,000	(19,862)	(19,862)
Morgan Stanley Capital	(SOFR)	2.989%	03/24/2053	Annually	1,100,000	48,393	48,393
Morgan Stanley Capital	(SOFR)	3.296%	05/12/2033	Annually	525,000	12,803	12,803
Morgan Stanley Capital	(SOFR)	3.718%	02/20/2025	Annually	563,000	5,377	5,377
Morgan Stanley Capital	(SOFR)	4.073%	02/20/2025	Annually	626,000	3,896	3,896

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Centrally Cleared Interest Rate Swaps (Continued)	June 30, 2023 (Unaudited)

Counterparty	Pay (Receive) Floating Rate	Pay (Receive) Fixed Rate	Termination Date	Payment Frequency	Notional Value	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital	(SOFR)	3.409%	08/23/2033	Annually	$394,000	$3,722	$3,722
Morgan Stanley Capital	(SOFR)	3.445%	10/13/2033	Annually	67,000	238	238
Morgan Stanley Capital	SOFR	(3.421%)	09/13/2033	Annually	269,000	(1,949)	(1,949)
Morgan Stanley Capital	SOFR	(3.435%)	08/23/2033	Annually	193,000	(1,407)	(1,407)
Morgan Stanley Capital	(SOFR)	3.506%	10/13/2033	Annually	48,000	(71)	(71)
Morgan Stanley Capital	(SOFR)	3.543%	08/23/2033	Annually	420,000	(698)	(698)
Morgan Stanley Capital	SOFR	(3.456%)	05/17/2033	Annually	665,000	(7,182)	(7,182)
Morgan Stanley Capital	SOFR	(3.233%)	05/12/2033	Annually	568,000	(16,817)	(16,817)
Morgan Stanley Capital	SOFR	(3.139%)	05/12/2033	Annually	568,597	(21,297)	(21,297)
Morgan Stanley Capital	(SOFR)	3.147%	10/13/2033	Annually	67,000	1,872	1,872
Morgan Stanley Capital	(SOFR)	3.475%	10/13/2033	Annually	53,000	56	56
Morgan Stanley Capital	SOFR	(2.995%)	06/09/2033	Annually	1,749,000	(83,744)	(83,744)
Morgan Stanley Capital	SOFR	(3.392%)	09/13/2033	Annually	336,000	(3,240)	(3,240)
Morgan Stanley Capital	(SOFR)	4.369%	02/20/2025	Annually	482,000	1,664	1,664
Morgan Stanley Capital	(SOFR)	3.463%	08/23/2033	Annually	280,000	1,385	1,385
Morgan Stanley Capital	(SOFR)	3.525%	09/13/2033	Annually	642,000	(876)	(876)
Morgan Stanley Capital	(SOFR)	3.216%	05/12/2033	Annually	240,458	(7,451)	(7,451)
Morgan Stanley Capital	SOFR	(3.212%)	05/12/2033	Annually	500,169	(15,675)	(15,675)
Morgan Stanley Capital	(SOFR)	3.559%	02/20/2025	Annually	987,000	10,891	10,891
Morgan Stanley Capital	(SOFR)	3.332%	02/20/2025	Annually	315,492	(4,153)	(4,153)
Morgan Stanley Capital	(SOFR)	3.172%	05/16/2033	Annually	376,000	12,948	12,948
Morgan Stanley Capital	(SOFR)	3.405%	08/23/2033	Annually	87,000	849	849
Morgan Stanley Capital	(SOFR)	4.426%	02/20/2025	Annually	397,000	1,231	1,231
Morgan Stanley Capital	(SOFR)	4.464%	02/20/2025	Annually	852,000	2,186	2,186
Morgan Stanley Capital	SOFR	(4.472%)	02/20/2025	Annually	238,000	(592)	(592)
Morgan Stanley Capital	(SOFR)	4.586%	02/20/2025	Annually	1,011,000	1,434	1,434
Morgan Stanley Capital	SOFR	(3.415%)	08/23/2033	Annually	200,000	(1,788)	(1,788)
Morgan Stanley Capital	SOFR	(3.405%)	09/13/2033	Annually	282,000	(2,417)	(2,417)
Morgan Stanley Capital	SOFR	(3.483%)	05/10/2033	Annually	1,311,853	(11,686)	(11,686)
Morgan Stanley Capital	SOFR	(3.164%)	05/12/2033	Annually	525,000	(18,568)	(18,568)
Morgan Stanley Capital	(SOFR)	4.258%	02/20/2025	Annually	515,000	2,313	2,313
Morgan Stanley Capital	SOFR	(3.085%)	05/10/2033	Annually	700,000	(29,413)	(29,413)
Morgan Stanley Capital	(SOFR)	3.643%	05/12/2033	Annually	1,224,000	(5,527)	(5,527)
Morgan Stanley Capital	CETIP	(10.275%)	01/04/2027	Annually	BRL 3,245,482	5,439	5,439
Morgan Stanley Capital	(TIEE)	8.100%	06/17/2033	Annually	MXN 6,248,000	(360)	(360)
Total Interest Rate Swap Contracts							$(304,097)

CETIP — Overnight Brazil Interbank Deposit

SOFR — Secured Overnight Financing Rate.

TIEE — Mexican Interbank Rate

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Assets and Liabilities June 30, 2023 (Unaudited)

	LARGE COMPANY GROWTH PORTFOLIO	LARGE COMPANY VALUE PORTFOLIO
ASSETS:
Unaffiliated investments, at value* (Note 2)	$208,617,072	$153,075,199
Investments in affiliated registered investment companies, at value (Note 6)	6,896,566	4,917,895
Cash and cash equivalents	4,695,022	7,041,478
Cash proceeds from securities lending (Note 8)	—	74,143
Margin deposits for futures contracts	192,700	149,268
Margin deposits for swap contracts	2,310,000	970,000
Receivable for capital shares sold	48,227	45,777
Receivable for investment securities sold	922,184	86,006
Net unrealized appreciation on swap contracts	8,535,974	1,238,910
Securities lending income receivable	—	45
Dividends and interest receivable	200,167	309,640
Foreign withholding tax reclaims receivable	15,525	13,769
Other assets	23,375	22,172
Total Assets	232,456,812	167,944,302
LIABILITIES:
Payable upon return of securities loaned (Note 8)	—	74,143
Payable for capital shares redeemed	34,889	18,900
Payable for investment securities purchased	549,828	311,160
Net variation margin payable on futures contracts	20,281	15,656
Investment advisory fees payable (Note 3)	137,998	94,601
Distribution fees payable (Note 4)	32,306	615
Shareholder service fees payable (Note 4)	26,751	10,642
Administration fees payable	21,737	19,067
Foreign withholding tax payable	593	1,150
Accrued interest expense (Note 5)	1,046	395
Accrued expenses and other payables	42,105	35,985
Total Liabilities	867,534	582,314
NET ASSETS	$231,589,278	$167,361,988
* Includes value of securities on loan	$—	$71,216

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Assets and Liabilities - (Continued) June 30, 2023 (Unaudited)

	LARGE COMPANY GROWTH PORTFOLIO	LARGE COMPANY VALUE PORTFOLIO
NET ASSETS CONSIST OF:
Paid-in capital	$169,804,226	$150,838,879
Distributable earnings	61,785,052	16,523,109

NET ASSETS	$231,589,278	$167,361,988

NET ASSET VALUE PER SHARE:
INVESTMENT CLASS
Net assets applicable to Investment Class	$60,960,328	$3,889,621
Investment Class shares of beneficial interest outstanding (50,000,000 shares authorized, per class, per Portfolio, par value $.001 per share)	1,893,378	202,269
Net asset value, offering and redemption price per share	$32.20	$19.23

INSTITUTIONAL CLASS
Net assets applicable to Institutional Class	$170,628,950	$163,472,367
Institutional Class shares of beneficial interest outstanding (50,000,000 shares authorized, per class, per Portfolio, par value $.001 per share)	4,403,014	8,575,320
Net asset value, offering and redemption price per share	$38.75	$19.06

Unaffiliated investments, at cost (Note 2)	$141,296,020	$138,155,244
Investments in affiliated registered investment companies, at cost (Note 6)	$7,290,732	$5,212,544

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Assets and Liabilities - (Continued) June 30, 2023 (Unaudited)

	SMALL COMPANY GROWTH PORTFOLIO	SMALL COMPANY VALUE PORTFOLIO	WILSHIRE 5000 INDEXSM FUND
ASSETS:
Unaffiliated investments, at value* (Note 2)	$26,348,309	$25,508,684	$225,124,681
Cash and cash equivalents	356,683	427,288	3,073,697
Cash proceeds from securities lending (Note 8)	223,325	142,157	1,066,074
Receivable for capital shares sold	6,500	6,501	23,983
Receivable for investment securities sold	13,572	7,260	—
Securities lending income receivable	804	500	1,866
Dividends and interest receivable	8,872	26,278	164,606
Foreign withholding tax reclaims receivable	—	—	2,108
Other assets	19,110	19,464	19,523
Total Assets	26,977,175	26,138,132	229,476,538
LIABILITIES:
Payable upon return of securities loaned (Note 8)	223,325	142,157	1,066,074
Payable for capital shares redeemed	1,089	3,024	27,421
Payable for investment securities purchased	—	14,818	—
Investment advisory fees payable (Note 3)	7,071	4,433	18,292
Distribution fees payable (Note 4)	16,013	985	41,110
Shareholder service fees payable (Note 4)	4,402	4,179	3,046
Administration fees payable	5,463	6,213	23,584
Foreign withholding tax payable	—	57	27
Accrued interest expense (Note 5)	5	3	—
Accrued expenses and other payables	24,940	23,156	44,183
Total Liabilities	282,308	199,025	1,223,737
NET ASSETS	$26,694,867	$25,939,107	$228,252,801
* Includes value of securities on loan	$225,959	$139,952	$1,040,774

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Assets and Liabilities - (Continued) June 30, 2023 (Unaudited)

	SMALL COMPANY GROWTH PORTFOLIO	SMALL COMPANY VALUE PORTFOLIO	WILSHIRE 5000 INDEXSM FUND
NET ASSETS CONSIST OF:
Paid-in capital	$26,244,996	$22,303,841	$61,879,796
Distributable earnings	449,871	3,635,266	166,373,005

NET ASSETS	$26,694,867	$25,939,107	$228,252,801

NET ASSET VALUE PER SHARE:
INVESTMENT CLASS
Net assets applicable to Investment Class	$6,533,337	$5,153,451	$180,015,630
Investment Class shares of beneficial interest outstanding (50,000,000 shares authorized, per class, per Portfolio, par value $.001 per share)	417,251	215,211	6,869,825
Net asset value, offering and redemption price per share	$15.66	$23.95	$26.20

INSTITUTIONAL CLASS
Net assets applicable to Institutional Class	$20,161,530	$20,785,656	$48,237,171
Institutional Class shares of beneficial interest outstanding (50,000,000 shares authorized, per class, per Portfolio, par value $.001 per share)	1,069,547	843,534	1,837,624
Net asset value, offering and redemption price per share	$18.85	$24.64	$26.25

Unaffiliated investments, at cost (Note 2)	$21,795,002	$22,332,367	$63,666,600

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Assets and Liabilities - (Continued) June 30, 2023 (Unaudited)

	WILSHIRE INTERNATIONAL EQUITY FUND	WILSHIRE INCOME OPPORTUNITIES FUND
ASSETS:
Unaffiliated investments, at value* (Note 2)	$200,228,383	$191,096,833
Investments in affiliated registered investment companies, at value (Note 6)	6,712,709	5,184,966
Cash and cash equivalents	6,017,930	4,135,792
Foreign currency, at value	326,779	—
Cash proceeds from securities lending (Note 8)	2,304,954	1,149,345
Margin deposits for futures contracts	196,300	345,455
Margin deposits for swap contracts	290,000	597,472
Receivable for capital shares sold	75,276	44,472
Receivable for investment securities sold	900,310	573,621
Net unrealized appreciation on swap contracts	7,849,930	—
Unrealized appreciation on swaption contracts	—	143,361
Unrealized appreciation on foreign forward currency contracts (Note 7)	—	245,478
Securities lending income receivable	474	1,653
Dividends and interest receivable	556,116	1,871,771
Foreign withholding tax reclaims receivable	718,718	1,757
Other assets	22,237	22,808
Total Assets	226,200,116	205,414,784
LIABILITIES:
Options written, at value	—	105,378
Swaption premium received	—	338,697
Payable to custodian	—	429,091
Payable upon return of securities loaned (Note 8)	2,304,954	1,149,345
Payable for capital shares redeemed	23,117	606,019
Payable for investment securities purchased	747,076	676,199
Payable for distributions	—	27,439
Unrealized depreciation on swaption contracts	—	367,419
Unrealized depreciation on foreign forward currency contracts (Note 7)	—	322,763
Net variation margin payable on futures contracts	20,625	32,984
Net variation margin payable on swap contracts	—	1,832
Investment advisory fees payable (Note 3)	153,568	72,825
Distribution fees payable (Note 4)	75	26
Shareholder service fees payable (Note 4)	16,077	18,888
Administration fees payable	24,331	24,195
Foreign withholding tax payable	29,665	4,040
Accrued interest expense (Note 5)	4	—
Accrued expenses and other payables	66,927	87,946
Total Liabilities	3,386,419	4,265,086
NET ASSETS	$222,813,697	$201,149,698
* Includes value of securities on loan	$2,295,003	$1,127,810

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Assets and Liabilities - (Continued) June 30, 2023 (Unaudited)

	WILSHIRE INTERNATIONAL EQUITY FUND	WILSHIRE INCOME OPPORTUNITIES FUND
NET ASSETS CONSIST OF:
Paid-in capital	$194,143,420	$244,058,758
Distributable earnings (Accumulated losses)	28,670,277	(42,909,060)

NET ASSETS	$222,813,697	$201,149,698

NET ASSET VALUE PER SHARE:
INVESTMENT CLASS
Net assets applicable to Investment Class	$728,326	$243,024
Investment Class shares of beneficial interest outstanding (50,000,000 shares authorized, per class, per Portfolio, par value $.001 per share)†	70,010	28,114
Net asset value, offering and redemption price per share (a)	$10.40	$8.64

INSTITUTIONAL CLASS
Net assets applicable to Institutional Class	$222,085,371	$200,906,674
Institutional Class shares of beneficial interest outstanding (50,000,000 shares authorized, per class, per Portfolio, par value $.001 per share)†	21,583,774	23,463,578
Net asset value, offering and redemption price per share (a)	$10.29	$8.56

Unaffiliated investments, at cost (Note 2)	$174,770,969	$212,181,537
Investments in affiliated registered investment companies, at cost (Note 6)	$7,092,730	$5,963,402
Foreign currency, at cost	$322,174	$—
Premiums received for options written	$—	$132,938

†	For Wilshire International Equity Fund, (40,000,000 shares authorized, per class, par value $.001 per share).
(a)	For Wilshire International Equity Fund, a redemption fee may apply to redemptions of shares held for sixty days or less, subject to certain exceptions (Note 2).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Operations Six Months Ended June 30, 2023 (Unaudited)

	LARGE COMPANY GROWTH PORTFOLIO	LARGE COMPANY VALUE PORTFOLIO
INVESTMENT INCOME:
Dividends	$648,998	$1,244,381
Dividends from affiliated investment companies (Note 6)	189,116	151,980
Interest	606,263	517,914
Income from securities lending (Note 8)	958	1,572
Foreign taxes withheld	(783)	(11,976)
Total income	1,444,552	1,903,871

EXPENSES:
Investment advisory fee (Note 3)	800,600	609,256
Shareholder Service fees (Note 4)
Institutional Class	38,412	34,229
Investment Class	33,878	1,399
Distribution (12b-1) fees (Note 4)
Investment Class	68,690	4,846
Administration and accounting fees (Note 3)	64,759	55,969
Directors’ fees and expenses (Note 3)	34,136	27,061
Professional fees	25,123	22,944
Pricing costs	22,214	24,558
Registration and filing fees	19,557	18,472
Transfer agent fees (Note 3)	19,554	15,846
Printing expense	14,879	11,307
Custodian fees (Note 3)	10,171	13,182
Insurance expense	9,141	6,877
Other	7,788	7,768
Interest expense (Note 5)	2,911	1,463
Total expenses	1,171,813	855,177
Fees reduced and/or expenses reimbursed by Investment Adviser (Note 3)	(19,025)	(35,559)
Fees paid indirectly (Note 4)	(108)	—
Net expenses	1,152,680	819,618

Net investment income	291,872	1,084,253

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Operations - (Continued) Six Months Ended June 30, 2023 (Unaudited)

	LARGE COMPANY GROWTH PORTFOLIO	LARGE COMPANY VALUE PORTFOLIO
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 2 and 6):
Net realized gains (losses) from:
Sale of unaffiliated investments	$522,755	$3,122,099
Sale of affiliated investment company shares	(303,512)	(623,727)
Futures contracts	56,545	12,003
Swap contracts	(39,495)	(41,681)
Foreign currency transactions	—	(373)
Net change in unrealized appreciation on:
Unaffiliated investments	40,797,757	7,731,110
Investments in affiliated investment company shares	500,777	803,597
Futures contracts	77,801	45,593
Swap contracts	10,198,521	845,507
Foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies	—	201
Net realized and unrealized gains on investments and foreign currency transactions	51,811,149	11,894,329

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$52,103,021	$12,978,582

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Operations - (Continued) Six Months Ended June 30, 2023 (Unaudited)

	SMALL COMPANY GROWTH PORTFOLIO	SMALL COMPANY VALUE PORTFOLIO	WILSHIRE 5000 INDEXSM FUND
INVESTMENT INCOME:
Dividends	$64,446	$303,362	$1,719,557
Interest	22,491	11,081	67,932
Income from securities lending (Note 8)	3,614	1,578	19,597
Total income	90,361	315,668	1,807,004

EXPENSES:
Investment advisory fee (Note 3)	114,714	113,109	105,066
Administration and accounting fees (Note 3)	17,399	19,329	73,985
Registration and filing fees	16,300	16,562	21,198
Shareholder Service fees (Note 4)
Institutional Class	12,668	13,499	7,314
Investment Class	2,383	3,042	49,247
Professional fees	12,201	12,299	23,641
Transfer agent fees (Note 3)	11,965	11,949	19,496
Distribution (12b-1) fees (Note 4)
Investment Class	7,830	6,450	165,607
Custodian fees (Note 3)	7,514	8,468	8,433
Printing expense	7,090	7,632	10,800
Pricing costs	7,059	10,708	34,225
Directors’ fees and expenses (Note 3)	4,570	4,629	33,767
Other	1,904	1,904	1,944
Insurance expense	995	1,076	8,407
Interest expense (Note 5)	728	1,362	—
Total expenses	225,320	232,018	563,130
Fees reduced and/or expenses reimbursed by Investment Adviser (Note 3)	(68,308)	(77,830)	—
Fees paid indirectly (Note 4)	(126)	(159)	—
Net expenses	156,886	154,029	563,130

Net investment income (loss)	(66,525)	161,639	1,243,874

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Operations - (Continued) Six Months Ended June 30, 2023 (Unaudited)

	SMALL COMPANY GROWTH PORTFOLIO	SMALL COMPANY VALUE PORTFOLIO	WILSHIRE 5000 INDEXSM FUND
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 2 and 6):
Net realized gains (losses) from:
Sale of unaffiliated investments	$(910,349)	$(121,155)	$3,226,243
Net change in unrealized appreciation on:
Unaffiliated investments	4,005,914	994,592	26,407,174
Net realized and unrealized gains on investments and foreign currency transactions	3,095,565	873,437	29,633,417

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,029,040	$1,035,076	$30,877,291

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Operations - (Continued) Six Months Ended June 30, 2023 (Unaudited)

	WILSHIRE INTERNATIONAL EQUITY FUND	WILSHIRE INCOME OPPORTUNITIES FUND
INVESTMENT INCOME:
Dividends	$3,593,634	$47,575
Dividends from affiliated investment companies (Note 6)	182,002	228,011
Interest	602,128	5,512,073
Income from securities lending (Note 7)	3,281	15,184
Foreign taxes withheld	(373,765)	(18,212)
Total income	4,007,280	5,784,631

EXPENSES:
Investment advisory fee (Note 3)	1,110,007	663,430
Custodian fees (Note 3)	112,852	43,640
Administration and accounting fees (Note 3)	81,840	74,805
Shareholder service fees (Note 4)
Institutional Class	47,355	54,485
Investment Class	613	337
Pricing costs	45,273	145,454
Professional fees	36,801	36,407
Directors’ fees and expenses (Note 3)	34,614	36,748
Registration and filing fees	20,291	19,656
Transfer agent fees (Note 3)	18,804	16,884
Printing expense	12,575	11,710
Insurance expense	9,050	10,046
Interest expense (Note 2)	8,838	363
Other	7,139	8,007
Distribution (12b-1) fees (Note 4)
Investment Class	1,128	499
Total expenses	1,547,180	1,122,471
Fees reduced and/or expenses reimbursed by Investment Adviser (Note 3)	(149,706)	(126,463)
Fees paid indirectly (Note 4)	(2,419)	—
Net expenses	1,395,055	996,008

Net investment income	2,612,225	4,788,623

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Operations - (Continued) Six Months Ended June 30, 2023 (Unaudited)

	WILSHIRE INTERNATIONAL EQUITY FUND	WILSHIRE INCOME OPPORTUNITIES FUND
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 2 and 6):
Net realized gains (losses) from:
Sale of unaffiliated investments	$1,206,915	$(6,425,308)
Foreign capital gains tax	(32,076)	—
Sale of affiliated investment company shares	(257,429)	(214,478)
Futures contracts	50,002	112,029
Forward foreign currency contracts	—	(931,822)
Option contracts written	—	8,362
Swap contracts	(638,486)	(447,936)
Swaption contracts	—	252,986
Foreign currency transactions	(59,046)	(30,087)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	17,260,833	7,722,160
Investments in affiliated investment company shares	445,895	280,811
Futures contracts	81,331	(600,091)
Forward foreign currency contracts	—	678,232
Option contracts written	—	(21,028)
Swap contracts	3,648,584	(34,973)
Swaption contracts	—	(161,950)
Foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies	37,265	(4,318)
Net realized and unrealized gains on investments and foreign currency transactions	21,743,788	182,589

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$24,356,013	$4,971,212

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Changes in Net Assets

	LARGE COMPANY GROWTH PORTFOLIO		LARGE COMPANY VALUE PORTFOLIO
	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
OPERATIONS:
Net investment income	$291,872	$179,601	$1,084,253	$1,695,006
Net realized gains (losses) on investments and foreign currency transactions	236,293	(12,357,224)	2,468,321	4,996,608
Long-term capital gain distributions from registered investment companies	—	6,676	—	5,624
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies	51,574,856	(79,964,507)	9,426,008	(32,730,722)
Net increase (decrease) in net assets resulting from operations	52,103,021	(92,135,454)	12,978,582	(26,033,484)

DISTRIBUTIONS TO SHAREHOLDERS (Notes 2 and 11):
Investment Class shares	—	(9,109,456)	—	(408,074)
Institutional Class shares	—	(22,592,876)	—	(17,499,912)
Total distributions to shareholders	—	(31,702,332)	—	(17,907,986)

CAPITAL STOCK TRANSACTIONS (DOLLARS) (Note 9):
Investment Class shares:
Shares sold	187,577	865,160	479	175,518
Shares issued as reinvestment of distributions	—	8,855,669	—	361,915
Shares redeemed	(3,718,217)	(9,266,215)	(430,336)	(1,441,090)
Net increase (decrease) in net assets from Investment Class share transactions	(3,530,640)	454,614	(429,857)	(903,657)

Institutional Class shares:
Shares sold	5,254,612	31,037,822	7,731,866	12,449,210
Shares issued as reinvestment of distributions	—	22,014,433	—	17,328,955
Shares redeemed	(21,269,639)	(25,224,210)	(22,657,212)	(44,549,949)
Net increase (decrease) in net assets from Institutional Class share transactions	(16,015,027)	27,828,045	(14,925,346)	(14,771,784)

Net increase (decrease) in net assets	32,557,354	(95,555,127)	(2,376,621)	(59,616,911)

NET ASSETS:
Beginning of period	199,031,924	294,587,051	169,738,609	229,355,520
End of period	$231,589,278	$199,031,924	$167,361,988	$169,738,609

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Changes in Net Assets - (Continued)

	SMALL COMPANY GROWTH PORTFOLIO		SMALL COMPANY VALUE PORTFOLIO
	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
OPERATIONS:
Net investment income (loss)	$(66,525)	$(152,720)	$161,639	$239,315
Net realized gains (losses) on investments	(910,349)	(2,289,427)	(121,155)	2,347,919
Net change in unrealized appreciation (depreciation) on investments	4,005,914	(9,514,348)	994,592	(6,186,858)
Net increase (decrease) in net assets resulting from operations	3,029,040	(11,956,495)	1,035,076	(3,599,624)

DISTRIBUTIONS TO SHAREHOLDERS (Notes 2 and 11):
Investment Class shares	—	(1,239,909)	—	(554,264)
Institutional Class shares	—	(3,058,605)	—	(2,013,229)
Total distributions to shareholders	—	(4,298,514)	—	(2,567,493)

CAPITAL STOCK TRANSACTIONS (DOLLARS) (Note 9):
Investment Class shares:
Shares sold	17,750	98,802	10,063	81,185
Shares issued as reinvestment of distributions	—	1,195,988	—	545,664
Shares redeemed	(217,673)	(1,633,568)	(318,446)	(939,008)
Net decrease in net assets from Investment Class share transactions	(199,923)	(338,778)	(308,383)	(312,159)

Institutional Class shares:
Shares sold	6,543,461	1,654,370	4,963,719	983,622
Shares issued as reinvestment of distributions	—	3,020,962	—	1,981,113
Shares redeemed	(5,160,675)	(4,561,185)	(4,213,133)	(9,121,704)
Net increase (decrease) in net assets from Institutional Class share transactions	1,382,786	114,147	750,586	(6,156,969)

Net increase (decrease) in net assets	4,211,903	(16,479,640)	1,477,279	(12,636,245)

NET ASSETS:
Beginning of period	22,482,964	38,962,604	24,461,828	37,098,073
End of period	$26,694,867	$22,482,964	$25,939,107	$24,461,828

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Changes in Net Assets - (Continued)

	WILSHIRE 5000 INDEXSM FUND		WILSHIRE INTERNATIONAL EQUITY FUND
	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
OPERATIONS:
Net investment income	$1,243,874	$2,309,456	$2,612,225	$3,884,975
Net realized gains (losses) on investments and foreign currency transactions	3,226,243	8,029,689	269,880	(13,857,089)
Long-term capital gain distributions from registered investment companies	—	—	—	6,302
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies	26,407,174	(60,425,300)	21,473,908	(46,043,257)
Net increase (decrease) in net assets resulting from operations	30,877,291	(50,086,155)	24,356,013	(56,009,069)

DISTRIBUTIONS TO SHAREHOLDERS (Notes 2 and 11):
Investment Class shares	—	(7,866,548)	—	(9,677)
Institutional Class shares	—	(2,217,179)	—	(2,043,674)
Total distributions to shareholders	—	(10,083,727)	—	(2,053,351)

CAPITAL STOCK TRANSACTIONS (DOLLARS) (Note 9):
Investment Class shares:
Shares sold	5,416,656	9,291,330	26,761	452,029
Shares issued as reinvestment of distributions	—	7,533,667	—	9,319
Redemption fees (Note 2)	—	—	7	95
Shares redeemed	(6,799,506)	(15,721,238)	(438,141)	(1,965,437)
Net increase (decrease) in net assets from Investment Class share transactions	(1,382,850)	1,103,759	(411,373)	(1,503,994)

Institutional Class shares:
Shares sold	941,690	31,838,674	8,840,835	21,093,113
Shares issued as reinvestment of distributions	—	1,799,008	—	2,023,181
Redemption fees (Note 2)	—	—	1,737	9,238
Shares redeemed	(1,679,472)	(33,269,208)	(31,973,236)	(39,982,568)
Net increase (decrease) in net assets from Institutional Class share transactions	(737,782)	368,474	(23,130,664)	(16,857,036)

Net increase (decrease) in net assets	28,756,659	(58,697,649)	813,976	(76,423,450)

NET ASSETS:
Beginning of period	199,496,142	258,193,791	221,999,721	298,423,171
End of period	$228,252,801	$199,496,142	$222,813,697	$221,999,721

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Changes in Net Assets - (Continued)

	WILSHIRE INCOME OPPORTUNITIES FUND
	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
OPERATIONS:
Net investment income	$4,788,623	$8,818,883
Net realized losses on investments and foreign currency transactions	(7,676,254)	(10,833,546)
Long-term capital gain distributions from registered investment companies	—	21,879
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies	7,858,843	(30,316,126)
Net increase (decrease) in net assets resulting from operations	4,971,212	(32,308,910)

DISTRIBUTIONS TO SHAREHOLDERS (Notes 2 and 11):
Investment Class shares	(6,953)	(41,208)
Institutional Class shares	(4,791,816)	(8,881,215)
Total distributions to shareholders	(4,798,769)	(8,922,423)

CAPITAL STOCK TRANSACTIONS (DOLLARS) (Note 9):
Investment Class shares:
Shares sold	19,633	289,040
Shares issued as reinvestment of distributions	6,549	40,427
Shares redeemed	(303,201)	(1,659,497)
Net decrease in net assets from Investment Class share transactions	(277,019)	(1,330,030)

Institutional Class shares:
Shares sold	9,053,313	15,158,563
Shares issued as reinvestment of distributions	4,736,174	8,790,442
Shares redeemed	(45,754,768)	(51,514,443)
Net decrease in net assets from Institutional Class share transactions	(31,965,281)	(27,565,438)

Net decrease in net assets	(32,069,857)	(70,126,801)

NET ASSETS:
Beginning of period	233,219,555	303,346,356
End of period	$201,149,698	$233,219,555

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Financial Highlights

For a Fund Share Outstanding Throughout Each Period.
	Investment Class Shares
	Six Months Ended 6/30/2023 (Unaudited)		Year Ended 12/31/2022		Year Ended 12/31/2021		Year Ended 12/31/2020		Year Ended 12/31/2019		Year Ended 12/31/2018
Net asset value, beginning of period	$25.32		$44.34		$44.34		$38.88		$33.33		$39.53

Income (loss) from investment operations:
Net investment income (loss) (a)	0.01		(0.05)		(0.27)		(0.19)		(0.15)		(0.20)
Net realized and unrealized gains (losses) on investments	6.87		(13.71)		10.33		15.00		9.61		(0.35)
Total from investment operations	6.88		(13.76)		10.06		14.81		9.46		(0.55)

Less distributions:
From net investment income	—		—		—		—		—		—
From realized capital gains	—		(5.26)		(10.06)		(9.35)		(3.91)		(5.65)
Total distributions	—		(5.26)		(10.06)		(9.35)		(3.91)		(5.65)

Net asset value, end of period	$32.20		$25.32		$44.34		$44.34		$38.88		$33.33

Total return (b)	27.17	%(g)	(31.74%)		23.03%		38.82%		28.61%		(1.90%)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$60,960		$51,110		$86,217		$77,659		$64,470		$56,671
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly (c)	1.30	%(h)	1.30	%(d)	1.30	%(d)	1.30	%(d)	1.30	%(d)	1.31%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (c)(e)	1.34	%(h)	1.31%		1.30%		1.31%		1.32%		1.31%
Net investment income (loss) (f)	0.05	%(h)	(0.15%)		(0.55%)		(0.43%)		(0.37%)		(0.48%)
Portfolio turnover rate	36	%(g)	75%		85%		84%		43%		69%

(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)	Ratio does not include expenses from underlying funds.
(d)

The ratio of operating expenses after fee reductions and expense reimbursements includes previous investments advisory fee reductions and expense reimbursements recouped by the Investment Adviser. If this expense offset was excluded, the ratio would have been 1.34%, 1.30%, 1.30%, 1.30% and 1.30% for the years ended December 31, 2022, 2021, 2020, and 2019, respectively (Note 3).

(e)

The ratio of operating expenses before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.31%, 1.30%, 1.31% 1.32%, and 1.31%, for the period ended June 30, 2023 and the years ended December 31, 2022, 2021, 2020, 2019, and 2018, respectively (Note 4).

(f)	Ratio does not include net investment income of the investment companies in which the Portfolio invests.
(g)	Not annualized.
(h)	Annualized.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Period.
	Institutional Class Shares
	Six Months Ended 6/30/2023 (Unaudited)		Year Ended 12/31/2022		Year Ended 12/31/2021		Year Ended 12/31/2020	Year Ended 12/31/2019	Year Ended 12/31/2018
Net asset value, beginning of period	$30.43		$51.72		$50.18		$42.99	$36.41	$42.53

Income (loss) from investment operations:
Net investment income (loss) (a)	0.06		0.07		(0.12)		(0.06)	(0.03)	(0.07)
Net realized and unrealized gains (losses) on investments (b)	8.26		(16.06)		11.72		16.65	10.52	(0.40)
Total from investment operations	8.32		(15.99)		11.60		16.59	10.49	(0.47)

Less distributions:
From net investment income	—		(0.04)		—		(0.05)	—	—
From realized capital gains	—		(5.26)		(10.06)		(9.35)	(3.91)	(5.65)
Total distributions	—		(5.30)		(10.06)		(9.40)	(3.91)	(5.65)

Net asset value, end of period	$38.75		$30.43		$51.72		$50.18	$42.99	$36.41

Total return (c)	27.34	%(h)	(31.53%)		23.42%		39.25%	29.02%	(1.58%)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$170,629		$147,922		$208,370		$184,704	$146,459	$148,029
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly (d)	1.00	%(i)	1.00	%(g)	0.97	%(g)	0.98%	1.00%	0.98%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (d)(e)	1.01	%(i)	1.00%		0.97%		0.98%	1.00%	0.99%
Net investment income (loss) (f)	0.35	%(i)	0.17%		(0.22%)		(0.12%)	(0.07%)	(0.16%)
Portfolio turnover rate	36	%(h)	75%		85%		84%	43%	69%

(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(c)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(d)	Ratio does not include expenses from underlying funds.
(e)

The ratio of operating expenses before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.01%, 1.00%, 0.97%, 0.98%, 1.00%, and 0.99%, for the period ended June 30, 2023 and the years ended December 31, 2022, 2021, 2020, 2019, and 2018, respectively (Note 4).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Financial Highlights - (Continued)

(f)	Ratio does not include net investment income of the investment companies in which the Portfolio invests.
(g)

The ratio of operating expenses after fee reductions and expense reimbursements includes previous investments advisory fee reductions and expense reimbursements recouped by the Investment Adviser. If this expense offset was excluded, the ratio would have been 1.00% and 0.97% for the years ended December 31, 2022 and 2021, respectively (Note 3).

(h)	Not annualized.
(i)	Annualized.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Financial Highlights

For a Fund Share Outstanding Throughout Each Period.
	Investment Class Shares
	Six Months Ended 6/30/2023 (Unaudited)		Year Ended 12/31/2022	Year Ended 12/31/2021	Year Ended 12/31/2020	Year Ended 12/31/2019	Year Ended 12/31/2018
Net asset value, beginning of period	$17.84		$22.29	$19.75	$20.11	$17.22	$21.18

Income (loss) from investment operations:
Net investment income (a)	0.10		0.12	0.05	0.22	0.31	0.29
Net realized and unrealized gains (losses) on investments and foreign currency transactions	1.29		(2.62)	4.99	(0.39)	3.74	(2.73)
Total from investment operations	1.39		(2.50)	5.04	(0.17)	4.05	(2.44)

Less distributions:
From net investment income	—		(0.21)	(0.28)	—	(0.32)	(0.29)
From realized capital gains	—		(1.74)	(2.22)	(0.19)	(0.84)	(1.23)
Total distributions	—		(1.95)	(2.50)	(0.19)	(1.16)	(1.52)

Net asset value, end of period	$19.23		$17.84	$22.29	$19.75	$20.11	$17.22

Total return (b)	7.79	%(f)	(11.46%)	25.82%	(0.81%)	23.63%	(11.71%)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$3,890		$4,029	$6,068	$5,509	$6,070	$5,137
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly (c)	1.30	%(g)	1.29%	1.32%	1.32%	1.26%	1.24%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (c)(d)	1.32	%(g)	1.29%	1.32%	1.32%	1.26%	1.24%
Net investment income (e)	1.04	%(g)	0.62%	0.24%	1.32%	1.61%	1.40%
Portfolio turnover rate	27	%(f)	38%	87%	77%	48%	65%

(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)	Ratio does not include expenses from underlying funds.
(d)

The ratio of operating expenses before fee reductions and expense reimbursements includes the effect of fees paid indirectly. If this expense offset was excluded, the ratio would have been 1.32%, 1.29%, 1.32%, 1.32%, 1.26%, and 1.24% for the period ended June 30, 2023 and the years ended December 31, 2022, 2021, 2020, 2019, and 2018, respectively (Note 4).

(e)	Ratio does not include net investment income of the investment companies in which the Portfolio invests.
(f)	Not annualized.
(g)	Annualized.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Period.
	Institutional Class Shares
	Six Months Ended 6/30/2023 (Unaudited)		Year Ended 12/31/2022	Year Ended 12/31/2021	Year Ended 12/31/2020	Year Ended 12/31/2019	Year Ended 12/31/2018
Net asset value, beginning of period	$17.66		$22.29	$19.56	$19.86	$17.01	$20.95

Income (loss) from investment operations:
Net investment income (a)	0.12		0.18	0.13	0.28	0.36	0.35
Net realized and unrealized gains (losses) on investments and foreign currency transactions	1.28		(2.80)	5.14	(0.39)	3.71	(2.71)
Total from investment operations	1.40		(2.62)	5.27	(0.11)	4.07	(2.36)

Less distributions:
From net investment income	—		(0.27)	(0.32)	—	(0.38)	(0.35)
From realized capital gains	—		(1.74)	(2.22)	(0.19)	(0.84)	(1.23)
Total distributions	—		(2.01)	(2.54)	(0.19)	(1.22)	(1.58)

Net asset value, end of period	$19.06		$17.66	$22.29	$19.56	$19.86	$17.01

Total return (b)	7.93	%(f)	(11.97%)	27.26%	(0.52%)	23.99%	(11.47%)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$163,472		$165,710	$223,288	$187,545	$186,069	$182,553
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly (c)	1.00	%(g)	1.00%	0.99%	0.99%	0.98%	0.97%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (c)(d)	1.05	%(g)	1.02%	0.99%	0.99%	0.98%	0.97%
Net investment income (e)	1.34	%(g)	0.92%	0.57%	1.65%	1.88%	1.70%
Portfolio turnover rate	27	%(f)	38%	87%	77%	48%	65%

(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)	Ratio does not include expenses from underlying funds.
(d)

The ratio of operating expenses before fee reductions and expense reimbursements includes the effect of fees paid indirectly. If this expense offset was excluded, the ratio would have been 1.05%, 1.02%, 0.99%, 0.98%, 0.98%, and 0.97% for the period ended June 30, 2023 and the years ended December 31, 2022, 2021, 2020, 2019, and 2018, respectively (Note 4).

(e)	Ratio does not include net investment income of the investment companies in which the Portfolio invests.
(f)	Not annualized.
(g)	Annualized.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Financial Highlights

For a Fund Share Outstanding Throughout Each Period.
	Investment Class Shares
	Six Months Ended 6/30/2023 (Unaudited)		Year Ended 12/31/2022		Year Ended 12/31/2021	Year Ended 12/31/2020	Year Ended 12/31/2019		Year Ended 12/31/2018
Net asset value, beginning of period	$13.79		$25.11		$30.94	$27.09	$21.71		$25.05

Income (loss) from investment operations:
Net investment loss (a)	(0.05)		(0.14)		(0.29)	(0.24)	(0.17)		(0.17)
Net realized and unrealized gains (losses) on investments	1.92		(7.65)		4.07	7.84	6.07		(1.75)
Total from investment operations	1.87		(7.79)		3.78	7.60	5.90		(1.92)

Less distributions:
From realized capital gains	—		(3.53)		(9.61)	(3.75)	(0.52)		(1.42)

Net asset value, end of period	$15.66		$13.79		$25.11	$30.94	$27.09		$21.71

Total return (b)	13.56	%(f)	(31.59%)		13.07%	28.98%	27.23%		(7.87%)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$6,533		$5,938		$10,817	$11,128	$9,823		$8,162
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly	1.35	%(g)	1.34	%(e)	1.35%	1.35%	1.35	%(c)	1.35%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (d)	1.83	%(g)	1.87%		1.63%	1.63%	1.54%		1.54%
Net investment loss	(0.70	%)(g)	(0.74%)		(0.88%)	(0.91%)	(0.67%)		(0.65%)
Portfolio turnover rate	51	%(f)	57%		65%	50%	67%		92%

(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)

The ratio of operating expenses after fee reductions and expense reimbursements includes previous investment advisory fee reductions and expense reimbursements recouped by the Investment Advisor. If this expense offset was excluded, the ratio would have been 1.35% for the year ended December 31, 2019 (Note 3).

(d)

The ratio of operating expenses before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.83%, 1.86%, 1.63%, 1.63%, 1.53%, and 1.54%, for the period ended June 30, 2023 and the years ended December 31, 2022, 2021, 2020, 2019, and 2018, respectively (Note 4).

(e)

The ratio of operating expenses after fee reductions and expense reimbursements includes the effect of fees paid indirectly. If this expense offset was excluded, the ratio would have been 1.35% for the year ended December 31, 2022 (Note 4).

(f)	Not annualized.
(g)	Annualized.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Period.
	Institutional Class Shares
	Six Months Ended 6/30/2023 (Unaudited)		Year Ended 12/31/2022		Year Ended 12/31/2021	Year Ended 12/31/2020	Year Ended 12/31/2019		Year Ended 12/31/2018
Net asset value, beginning of period	$16.58		$29.12		$34.40	$29.70	$23.70		$27.14

Income (loss) from investment operations:
Net investment loss (a)	(0.04)		(0.11)		(0.24)	(0.19)	(0.12)		(0.11)
Net realized and unrealized gains (losses) on investments	2.31		(8.90)		4.57	8.64	6.64		(1.91)
Total from investment operations	2.27		(9.01)		4.33	8.45	6.52		(2.02)

Less distributions:
From realized capital gains	—		(3.53)		(9.61)	(3.75)	(0.52)		(1.42)

Net asset value, end of period	$18.85		$16.58		$29.12	$34.40	$29.70		$23.70

Total return (b)	13.69	%(f)	(31.42%)		13.36%	29.30%	27.56%		(7.63%)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$20,162		$16,545		$28,146	$36,932	$53,301		$44,603
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly	1.10	%(g)	1.09	%(e)	1.10%	1.10%	1.10	%(c)	1.10%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (d)	1.62	%(g)	1.67%		1.38%	1.36%	1.27%		1.27%
Net investment loss	(0.43	%)(g)	(0.48%)		(0.64%)	(0.66%)	(0.43%)		(0.37%)
Portfolio turnover rate	51	%(f)	57%		65%	50%	67%		92%

(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)

The ratio of operating expenses after fee reductions and expense reimbursements includes previous investment advisory fee reductions and expense reimbursements recouped by the Investment Advisor. If this expense offset was excluded, the ratio would have been 1.10% for the year ended December 31, 2019 (Note 3).

(d)

The ratio of operating expenses before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.62%, 1.66%, 1.37%, 1.36%, 1.26%, and 1.27%, for the period ended June 30, 2023 and the years ended December 31, 2022, 2021, 2020, 2019, and 2018, respectively (Note 4).

(e)

The ratio of operating expenses after fee reductions and expense reimbursements includes the effect of fees paid indirectly. If this expense offset was excluded, the ratio would have been 1.10% for the year ended December 31, 2022 (Note 4).

(f)	Not annualized.
(g)	Annualized.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Financial Highlights

For a Fund Share Outstanding Throughout Each Period.
	Investment Class Shares
	Six Months Ended 6/30/2023 (Unaudited)		Year Ended 12/31/2022	Year Ended 12/31/2021	Year Ended 12/31/2020	Year Ended 12/31/2019	Year Ended 12/31/2018
Net asset value, beginning of period	$22.69		$28.06	$21.45	$21.85	$18.13	$22.99

Income (loss) from investment operations:
Net investment income (a)	0.11		0.17	0.07	0.06	0.14	0.05
Net realized and unrealized gains (losses) on investments (b)	1.15		(3.01)	6.80	0.03	3.72	(3.77)
Total from investment operations	1.26		(2.84)	6.87	0.09	3.86	(3.72)

Less distributions:
From net investment income	—		(0.18)	(0.24)	—	(0.14)	(0.05)
From realized capital gains	—		(2.35)	(0.02)	(0.49)	—	(1.09)
Total distributions	—		(2.53)	(0.26)	(0.49)	(0.14)	(1.14)

Net asset value, end of period	$23.95		$22.69	$28.06	$21.45	$21.85	$18.13

Total return (c)	5.55	%(f)	(10.33%)	32.04%	0.47%	21.32%	(16.35%)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$5,153		$5,189	$6,751	$5,186	$5,355	$4,792
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly	1.36	%(e)(g)	1.35%	1.35%	1.35%	1.35%	1.35%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (d)	1.94	%(g)	1.89%	1.75%	1.84%	1.56%	1.57%
Net investment income	0.99	%(g)	0.66%	0.28%	0.36%	0.69%	0.21%
Portfolio turnover rate	36	%(f)	52%	45%	54%	168%	74%

(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(c)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(d)

The ratio of operating expenses before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.94%, 1.88%, 1.75%, 1.84%, 1.55%, and 1.58%, for the period ended June 30, 2023 and the years ended December 31, 2022, 2021, 2020, 2019, and 2018, respectively (Note 4).

(e)

The ratio of operating expenses after fee reductions and expense reimbursements includes the effect of fees paid indirectly. If this expense offset was excluded, the ratio would have been 1.10% for the year ended December 31, 2022 (Note 4).

(f)	Not annualized.
(g)	Annualized.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Period.
	Institutional Class Shares
	Six Months Ended 6/30/2023 (Unaudited)		Year Ended 12/31/2022	Year Ended 12/31/2021	Year Ended 12/31/2020	Year Ended 12/31/2019		Year Ended 12/31/2018
Net asset value, beginning of period	$23.32		$28.78	$21.99	$22.33	$18.53		$23.49

Income (loss) from investment operations:
Net investment income (a)	0.15		0.23	0.13	0.11	0.19		0.11
Net realized and unrealized gains (losses) on investments (b)	1.17		(3.09)	7.00	0.04	3.81		(3.88)
Total from investment operations	1.32		(2.86)	7.13	0.15	4.00		(3.77)

Less distributions:
From net investment income	—		(0.25)	(0.32)	—	(0.20)		(0.10)
From realized capital gains	—		(2.35)	(0.02)	(0.49)	—		(1.09)
Total distributions	—		(2.60)	(0.34)	(0.49)	(0.20)		(1.19)

Net asset value, end of period	$24.64		$23.32	$28.78	$21.99	$22.33		$18.53

Total return (c)	5.66	%(g)	(10.13%)	32.40%	0.73%	21.60%		(16.17%)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$20,786		$19,273	$30,347	$34,796	$55,078		$46,948
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly	1.11	%(f)(h)	1.10%	1.10%	1.10%	1.10	%(d)	1.10%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (e)	1.70	%(h)	1.60%	1.46%	1.52%	1.28%		1.26%
Net investment income	1.27	%(h)	0.86%	0.49%	0.59%	0.92%		0.53%
Portfolio turnover rate	36	%(g)	52%	45%	54%	168%		74%

(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(c)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(d)

The ratio of operating expenses after fee reductions and expense reimbursements includes previous investment advisory fee reductions and expense reimbursements recouped by the Investment Adviser. If this expense offset was excluded, the ratio would have been 1.10% for the year ended December 31, 2019 (Note 3).

(e)

The ratio of operating expenses before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.69%, 1.60%, 1.46%, 1.51%, 1.27%, and 1.27%, for the period ended June 30, 2023 and the years ended December 31, 2022, 2021, 2020, 2019, and 2018, respectively (Note 4).

(f)

The ratio of operating expenses after fee reductions and expense reimbursements includes the effect of fees paid indirectly. If this expense offset was excluded, the ratio would have been 1.10% for the year ended December 31, 2022 (Note 4).

(g)	Not annualized.
(h)	Annualized.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Period.
	Investment Class Shares
	Six Months Ended 6/30/2023 (Unaudited)		Year Ended 12/31/2022	Year Ended 12/31/2021	Year Ended 12/31/2020	Year Ended 12/31/2019	Year Ended 12/31/2018
Net asset value, beginning of period	$22.68		$29.40	$25.14	$22.93	$18.58	$20.83

Income (loss) from investment operations:
Net investment income (a)	0.14		0.25	0.23	0.26	0.31	0.31
Net realized and unrealized gains (losses) on investments and foreign currency transactions	3.38		(5.80)	6.16	4.25	5.20	(1.45)
Total from investment operations	3.52		(5.55)	6.39	4.51	5.51	(1.14)

Less distributions:
From net investment income	—		(0.25)	(0.22)	(0.26)	(0.30)	(0.30)
From realized capital gains	—		(0.92)	(1.91)	(2.04)	(0.86)	(0.81)
Total distributions	—		(1.17)	(2.13)	(2.30)	(1.16)	(1.11)

Net asset value, end of period	$26.20		$22.68	$29.40	$25.14	$22.93	$18.58

Total return (b)	15.52	%(c)	(18.98%)	25.59%	19.93%	29.74%	(5.60%)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$180,016		$157,124	$202,121	$164,172	$162,114	$134,197
Operating expenses	0.58	%(d)	0.57%	0.52%	0.61%	0.62%	0.60%
Net investment income	1.14	%(d)	0.98%	0.81%	1.13%	1.34%	1.42%
Portfolio turnover rate	3	%(c)	21%	9%	9%	3%	1%

(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)	Not annualized.
(d)	Annualized.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Period.
	Institutional Class Shares
	Six Months Ended 6/30/2023 (Unaudited)		Year Ended 12/31/2022	Year Ended 12/31/2021	Year Ended 12/31/2020	Year Ended 12/31/2019	Year Ended 12/31/2018
Net asset value, beginning of period	$22.69		$29.42	$25.15	$22.93	$18.58	$20.83

Income (loss) from investment operations:
Net investment income (a)	0.16		0.30	0.29	0.33	0.37	0.37
Net realized and unrealized gains (losses) on investments and foreign currency transactions	3.40		(5.81)	6.17	4.26	5.20	(1.46)
Total from investment operations	3.56		(5.51)	6.46	4.59	5.57	(1.09)

Less distributions:
From net investment income	—		(0.30)	(0.28)	(0.33)	(0.36)	(0.35)
From realized capital gains	—		(0.92)	(1.91)	(2.04)	(0.86)	(0.81)
Total distributions	—		(1.22)	(2.19)	(2.37)	(1.22)	(1.16)

Net asset value, end of period	$26.25		$22.69	$29.42	$25.15	$22.93	$18.58

Total return (b)	15.69	%(c)	(18.83%)	25.85%	20.28%	30.08%	(5.32%)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$48,237		$42,372	$56,073	$48,571	$40,266	$32,110
Operating expenses	0.36	%(d)	0.35%	0.31%	0.31%	0.33%	0.33%
Net investment income	1.36	%(d)	1.17%	1.02%	1.44%	1.61%	1.70%
Portfolio turnover rate	3	%(c)	21%	9%	9%	3%	1%

(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)	Not annualized.
(d)	Annualized.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Period.
	Investment Class Shares
	Six Months Ended 6/30/2023 (Unaudited)		Year Ended 12/31/2022		Year Ended 12/31/2021		Year Ended 12/31/2020		Year Ended 12/31/2019		Year Ended 12/31/2018
Net asset value, beginning of period	$9.36		$11.64		$12.38		$11.37		$9.32		$11.19

Income (loss) from investment operations:
Net investment income (a)	0.10		0.13		0.09		0.05		0.12		0.10
Net realized and unrealized gains (losses) on investments and foreign currency transactions	0.94		(2.32)		1.41		1.81		2.07		(1.51)
Total from investment operations	1.04		(2.19)		1.50		1.86		2.19		(1.41)

Less distributions:
From net investment income	—		—		(0.39)		(0.02)		(0.14)		(0.04)
From realized capital gains	—		(0.09)		(1.85)		(0.83)		—		(0.42)
Total distributions	—		(0.09)		(2.24)		(0.85)		(0.14)		(0.46)

Redemption fees (Note 2)	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)

Net asset value, end of period	$10.40		$9.36		$11.64		$12.38		$11.37		$9.32

Total return (c)	11.11	%(i)	(18.88%)		12.48%		16.55%		23.52%		(12.66%)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$728		$1,037		$3,269		$2,438		$2,612		$2,789
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly (d)	1.51	%(h)(j)	1.50%		1.50%		1.50%		1.50%		1.51	%(e)
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (d)	1.73	%(f)(j)	1.75	%(f)	1.76	%(f)	1.69	%(f)	1.63	%(f)	1.59%
Net investment income (g)	2.06	%(j)	1.36%		0.65%		0.44%		1.21%		1.02%
Portfolio turnover rate	29	%(i)	48%		53%		61%		54%		96%

(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(d)	Ratio does not include expenses from underlying funds.
(e)

The ratio of operating expenses after fee reductions and expense reimbursements includes previous investment advisory fee reductions and expense reimbursements recouped by the Investment Adviser. If this expense offset was excluded, the ratio would have been 1.50% for the year ended December 31, 2018 (Note 3).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Financial Highlights - (Continued)

(f)

The ratio of operating expenses before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.73%, 1.75%, 1.76%, 1.69% and 1.63% for the period ended June 30, 2023 and the years ended December 31, 2022 2021, 2020 and 2019, respectively (Note 4).

(g)	Ratio does not include net investment income of the investment companies in which the Portfolio invests.
(h)

The ratio of operating expenses after fee reductions and expense reimbursements includes the effect of extraordinary expenses such as interest expense. If these expenses were excluded, the ratio would have been 1.50% for the period ended June 30, 2023.

(i)	Not annualized.
(j)	Annualized.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Period.
	Institutional Class Shares
	Six Months Ended 6/30/2023 (Unaudited)		Year Ended 12/31/2022		Year Ended 12/31/2021		Year Ended 12/31/2020		Year Ended 12/31/2019		Year Ended 12/31/2018
Net asset value, beginning of period	$9.25		$11.47		$12.20		$11.19		$9.19		$11.04

Income (loss) from investment operations:
Net investment income (a)	0.12		0.15		0.12		0.08		0.14		0.13
Net realized and unrealized gains (losses) on investments and foreign currency transactions	0.92		(2.28)		1.39		1.78		2.05		(1.49)
Total from investment operations	1.04		(2.13)		1.51		1.86		2.19		(1.36)

Less distributions:
From net investment income	—		—		(0.39)		(0.02)		(0.19)		(0.07)
From realized capital gains	—		(0.09)		(1.85)		(0.83)		—		(0.42)
Total distributions	—		(0.09)		(2.24)		(0.85)		(0.19)		(0.49)

Redemption fees (Note 2)	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)

Net asset value, end of period	$10.29		$9.25		$11.47		$12.20		$11.19		$9.19

Total return (c)	11.24	%(i)	(18.63%)		12.78%		16.82%		23.81%		(12.39%)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$222,085		$220,963		$295,154		$305,433		$387,493		$383,682
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly (d)	1.26	%(h)(j)	1.25%		1.25%		1.25%		1.25	%(e)	1.27	%(e)
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (d)	1.39	%(f)(j)	1.40	%(f)	1.38	%(f)	1.32	%(f)	1.29	%(f)	1.25%
Net investment income (g)	2.35	%(j)	1.57%		0.90%		0.71%		1.39%		1.28%
Portfolio turnover rate	29	%(i)	48%		53%		61%		54%		96%

(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(d)	Ratio does not include expenses from underlying funds.
(e)

The ratio of operating expenses after fee reductions and expense reimbursements includes previous investment advisory fee reductions and expense reimbursements recouped by the Investment Adviser. If this expense offset was excluded, the ratio would have been 1.25% (Note 3).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Financial Highlights - (Continued)

(f)

The ratio of operating expenses before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.39%, 1.40%, 1.38%, 1.31% and 1.28% for the period ending June 30, 2023 and the years ending December 31, 2022, 2021, 2020 and 2019, respectively (Note 4).

(g)	Ratio does not include net investment income of the investment companies in which the Portfolio invests.
(h)

The ratio of operating expenses after fee reductions and expense reimbursements includes the effect of extraordinary expenses such as interest expense. If these expenses were excluded, the ratio would have been 1.25% for the period ended June 30, 2023.

(i)	Not annualized.
(j)	Annualized.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Period.
	Investment Class Shares
	Six Months Ended 6/30/2023 (Unaudited)		Year Ended 12/31/2022	Year Ended 12/31/2021	Year Ended 12/31/2020		Year Ended 12/31/2019		Year Ended 12/31/2018
Net asset value, beginning of period	$8.66		$10.08	$10.39	$10.42		$9.88		$10.25

Income (loss) from investment operations:
Net investment income (a)	0.18		0.27	0.26	0.33		0.35		0.32
Net realized and unrealized gains (losses) on investments and foreign currency transactions (b)	(0.02)		(1.40)	(0.22)	0.03		0.58		(0.39)
Total from investment operations	0.16		(1.13)	0.04	0.36		0.93		(0.07)

Less distributions:
From net investment income	(0.18)		(0.29)	(0.26)	(0.35)		(0.39)		(0.30)
From realized capital gains	—		—	(0.09)	(0.04)		—		—
Total distributions	(0.18)		(0.29)	(0.35)	(0.39)		(0.39)		(0.30)

Net asset value, end of period	$8.64		$8.66	$10.08	$10.39		$10.42		$9.88

Total return (c)	1.88	%(h)	(11.18%)	0.40%	3.59	%(d)	9.58	%(d)	(0.65	%)(d)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$243		$516	$2,136	$1,998		$1,913		$1,864
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly (e)	1.15	%(i)	1.15%	1.15%	1.15%		1.18	%(f)	1.16%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (e)	1.37	%(i)	1.32%	1.31%	1.29%		1.26%		1.20%
Net investment income (g)	4.02	%(i)	2.95%	2.49%	3.24%		3.37%		3.02%
Portfolio turnover rate	40	%(h)	78%	109%	104%		89%		177%

(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(c)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(d)

The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Financial Highlights - (Continued)

(e)	Ratio does not include expenses from underlying funds.
(f)

The ratio of operating expenses after fee reductions and expense reimbursements includes the expenses related to foreign currency exchange contracts. Had these expenses been excluded, the expense ratio (after fee reductions and fees paid indirectly) would have been 1.15% for the year ended December 31, 2019.

(g)	Ratio does not include net investment income of the investment companies in which the Portfolio invests.
(h)	Not annualized.
(i)	Annualized.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Period.
	Institutional Class Shares
	Six Months Ended 6/30/2023 (Unaudited)		Year Ended 12/31/2022	Year Ended 12/31/2021	Year Ended 12/31/2020		Year Ended 12/31/2019		Year Ended 12/31/2018
Net asset value, beginning of period	$8.58		$9.99	$10.33	$10.37		$9.83		$10.22

Income (loss) from investment operations:
Net investment income (a)	0.19		0.31	0.28	0.35		0.38		0.35
Net realized and unrealized gains (losses) on investments and foreign currency transactions (b)	(0.01)		(1.40)	(0.22)	0.03		0.58		(0.40)
Total from investment operations	0.18		(1.09)	0.06	0.38		0.96		(0.05)

Less distributions:
From net investment income	(0.20)		(0.32)	(0.31)	(0.38)		(0.42)		(0.34)
From realized capital gains	—		—	(0.09)	(0.04)		—		—
Total distributions	(0.20)		(0.32)	(0.40)	(0.42)		(0.42)		(0.34)

Net asset value, end of period	$8.56		$8.58	$9.99	$10.33		$10.37		$9.83

Total return (c)	2.05	%(h)	(10.91%)	0.63%	3.77	%(d)	9.94	%(d)	(0.43	%)(d)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$200,907		$232,704	$301,210	$306,671		$295,437		$312,201
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly (e)	0.90	%(i)	0.90%	0.90%	0.90%		0.92	%(f)	0.90%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (e)	1.01	%(i)	0.96%	0.92%	0.92%		0.92%		0.90%
Net investment income (g)	4.33	%(i)	3.37%	2.75%	3.48%		3.66%		3.48%
Portfolio turnover rate	40	%(h)	78%	109%	104%		89%		177%

(a)	The selected per share data was calculated using the average shares outstanding method for the period.
(b)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(c)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Financial Highlights - (Continued)

(d)

The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

(e)	Ratio does not include expenses from underlying funds.
(f)

The ratio of operating expenses after fee reductions and expense reimbursements includes the expenses related to foreign currency exchange contracts. Had these expenses been excluded, the expense ratio (after fee reductions and fees paid indirectly) would have been 0.89% for the year ended December 31, 2019.

(g)	Ratio does not include net investment income of the investment companies in which the Portfolio invests.
(h)	Not annualized.
(i)	Annualized.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Notes to Financial Statements June 30, 2023 (Unaudited)

1. Organization.

Wilshire Mutual Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which was incorporated under Maryland law on July 30, 1992. The Company operates as a series company and presently offers seven series: Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 IndexSM Fund, Wilshire International Equity Fund and Wilshire Income Opportunities Fund (each a “Portfolio” and collectively the “Portfolios”). The Large Company Growth Portfolio is an open-end non-diversified investment company. The Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 IndexSM Fund, Wilshire International Equity Fund and Wilshire Income Opportunities Fund are open-end diversified investment companies. The Company accounts separately for the assets, liabilities and operations of each Portfolio.

The investment objective of Large Company Growth Portfolio is to seek capital appreciation.

The investment objective of Large Company Value Portfolio is to seek capital appreciation.

The investment objective of Small Company Growth Portfolio is to seek capital appreciation.

The investment objective of Small Company Value Portfolio is to seek capital appreciation.

The investment objective of Wilshire 5000 IndexSM Fund is to replicate as closely as possible the performance of the Wilshire 5000 IndexSM before the deduction of the Portfolio’s expenses.

The investment objective of Wilshire International Equity Fund is to seek capital appreciation.

The primary investment objective of Wilshire Income Opportunities Fund is to maximize current income. Long-term capital appreciation is a secondary objective.

Each of the Portfolios currently offers Investment and Institutional Class shares, each of which has equal rights as to voting privileges except that the Investment Class has exclusive voting rights for its service and distribution plan. Investment income, realized and unrealized capital gains and losses and the common expenses of each Portfolio are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of such Portfolio. Each class of shares differs with respect to its service and distribution expenses.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2023 (Unaudited)

2. Significant Accounting Policies.

The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolios follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

The end of the reporting period for the Portfolios is June 30, 2023, and the period covered by these Notes to Financial Statements is the six months ended June 30, 2023 (the “current fiscal period”).

Use of estimates – The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be material.

Security valuation – Securities listed or traded on U.S. exchanges, including options, futures, swaptions and swap contracts, are valued at the last sales price on the exchange where they are principally traded. In the absence of a current quotation, a security is valued at the mean between the last bid and asked prices on that exchange. Securities quoted on the National Association of Securities Dealers Automatic Quotation (NASDAQ) System, for which there have been sales, are valued at the NASDAQ official closing price. If there are no such sales, a security is valued at the mean between the last bid and ask prices. Securities traded over-the-counter (other than on NASDAQ) are valued at the last current sale price; and if there are no such sales, a security is valued at the mean between the last bid and ask prices. Debt securities are typically valued at an evaluated bid price by a third-party pricing agent employing methodologies that utilize actual market transactions, broker-supplied valuations, or other inputs designed to identify the market value for such securities. Third-party pricing agents often utilize proprietary models that are subjective and require the use of judgment and the application of various assumptions including, but not limited to, interest rates, prepayment speeds, and default rate assumptions. Debt securities that have a remaining maturity of 60 days or less are valued at prices supplied by the Portfolios’ pricing agent for such securities, if available. Otherwise such securities are valued at amortized cost if the Pricing Committee of Wilshire Advisors LLC (the “Adviser”) it approximates fair value. Equity securities primarily traded on a foreign exchange are typically valued daily at a price as provided by an independent pricing service, which is an estimate of the fair value price. Foreign currency contracts, including forward contracts, are valued at the applicable translation rates as supplied by the third-party pricing vendor. In the event market quotations are not readily available, such securities are valued at fair value according to procedures adopted

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2023 (Unaudited)

by the Board of Directors (the “Board”) or as determined in good faith by the Adviser’s Pricing Committee, whose members include at least two representatives of the Adviser, one of whom is an officer of the Company. The Adviser has been named the valuation designee to implement the daily pricing and fair valuation procedures of the Portfolios. Fair value is defined as the amount the owner of a security might reasonably expect to receive upon a current sale. Securities whose value does not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Pricing Committee in accordance with the Company’s valuation procedures. Significant events may include, but are not limited to, the following: significant fluctuations in domestic markets, foreign markets or foreign currencies; occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant governmental actions; and major announcements affecting a single issuer or an entire market or market sector. The value of fair valued securities may be different from the last sale price (or the mean between the last bid and asked prices), and there is no guarantee that a fair valued security will be sold at the price at which a Portfolio is carrying the security.

Wilshire International Equity Fund uses a third-party pricing agent who provides a daily fair value for foreign securities. In the event that the Adviser believes that the fair values provided are not reliable, the Adviser may request that a meeting of the Pricing Committee be held.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Portfolios disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of the fair value hierarchy as follows:

●	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Portfolios have the ability to access at the measurement date;

●

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

●	Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2023 (Unaudited)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. During the current fiscal period, there have been no significant changes to the Portfolios’ fair value methodologies.

The following is a summary of the inputs used to value the Portfolios’ investments as of the end of the current fiscal period:

Large Company Growth Portfolio	Level 1	Level 2	Level 3		Total
Common Stocks	$184,259,864	$—	$—		$184,259,864
U.S. Treasury Obligations	—	1,595,707	—		1,595,707
Agency Mortgage-Backed Obligations Interest-Only Strips	—	194,734	—		194,734
Non-Agency Mortgage-Backed Obligations	—	4,561,112	—		4,561,112
Non-Agency Mortgage-Backed Obligations Interest-Only Strips	—	235,157	—		235,157
Asset-Backed Securities	—	3,609,860	—		3,609,860
Collateralized Loan Obligations	—	4,736,502	—		4,736,502
Corporate Bonds	—	9,424,136	—		9,424,136
Affiliated Registered Investment Companies	6,896,566	—	—		6,896,566
Right	—	—	—	*	—
Total	$191,156,430	$24,357,208	$—		$215,513,638
Other Financial Instruments**
Asset
Unrealized appreciation on futures contracts	$124,620	$—	$—		$124,620
Unrealized appreciation on swap contracts	—	8,535,974	—		8,535,974
Total Assets	$124,620	$8,535,974	$—		$8,660,594
Liabilities
Unrealized depreciation on futures contracts	$(8,711)	$—	$—		$(8,711)
Total Liabilities	$(8,711)	$—	$—		$(8,711)

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2023 (Unaudited)

Large Company Value Portfolio	Level 1	Level 2	Level 3	Total
Common Stocks	$133,241,442	$—	$—	$133,241,442
U.S. Treasury Obligations	—	1,290,517	—	1,290,517
Agency Mortgage-Backed Obligations Interest-Only Strips	—	87,642	—	87,642
Non-Agency Mortgage-Backed Obligations	—	3,656,727	—	3,656,727
Non-Agency Mortgage-Backed Obligations Interest-Only Strips	—	96,909	—	96,909
Asset-Backed Securities	—	2,947,210	—	2,947,210
Collateralized Loan Obligations	—	4,053,936	—	4,053,936
Corporate Bonds	—	7,700,816	—	7,700,816
Affiliated Registered Investment Companies	4,917,895	—	—	4,917,895
Total	$138,159,337	$19,833,757	$—	$157,993,094
Other Financial Instruments**
Asset
Unrealized appreciation on futures contracts	$95,635	$—	$—	$95,635
Unrealized appreciation on swap contracts	—	1,238,910	—	1,238,910
Total Assets	$95,635	$1,238,910	$—	$1,334,545
Liabilities
Unrealized depreciation on futures contracts	$(16,237)	$—	$—	$(16,237)
Total Liabilities.	$(16,237)	$—	$—	$(16,237)

Small Company Growth Portfolio	Level 1	Level 2	Level 3		Total
Common Stocks	$26,348,309	$—	$—	*	$26,348,309
Total	$26,348,309	$—	$—		$26,348,309

Small Company Value Portfolio	Level 1	Level 2	Level 3	Total
Common Stocks	$25,508,684	$—	$—	$25,508,684
Total	$25,508,684	$—	$—	$25,508,684

Wilshire 5000 IndexSM Fund	Level 1	Level 2	Level 3		Total
Common Stocks	$225,124,676	$—	$—	*	$225,124,676
Warrant	5	—	—		5
Right	—	—	—	*	—
Total	$225,124,681	$—	$—		$225,124,681

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2023 (Unaudited)

Wilshire International Equity Fund	Level 1	Level 2	Level 3		Total
Common Stocks
Australia	$1,360,939	$5,108,742	$—		$6,469,681
Austria	—	445,008	—		445,008
Belgium	—	315,305	—		315,305
Bermuda	1,102,765	—	—		1,102,765
Brazil	2,475,363	—	—		2,475,363
Britain	70,597	17,837,491	—		17,908,088
Canada	8,835,351	—	—	*	8,835,351
Chile	128,304	—	—		128,304
China	1,347,825	5,724,655	—		7,072,480
Colombia	437	—	—		437
Czech Republic	—	34,000	—		34,000
Denmark	—	5,890,704	—		5,890,704
Egypt	89,147	28,607	—		117,754
Finland	—	2,228,575	—		2,228,575
France	—	15,044,077	—		15,044,077
Georgia	—	38,319	—		38,319
Germany	20,149	7,543,414	—		7,563,563
Greece	33,128	171,069	—		204,197
Hong Kong	44,708	3,829,556	—		3,874,264
Hungary	—	193,101	—		193,101
India	1,338,120	4,156,993	—		5,495,113
Indonesia	—	606,147	—		606,147
Ireland	2,617,426	1,923,975	—		4,541,401
Isle Of Man	—	68,914	—		68,914
Israel	188,747	319,100	—		507,847
Italy	—	5,539,927	—		5,539,927
Japan	—	21,970,557	—		21,970,557
Jersey	—	37,124	—		37,124
Luxembourg	—	1,110,162	—		1,110,162
Malaysia	—	343,121	—		343,121
Mauritius	—	92,055	—		92,055
Mexico	967,878	—	—		967,878
Netherlands	1,435,005	8,996,435	—		10,431,440
New Zealand	—	258,715	—		258,715
Norway	—	565,706	—		565,706
Philippines	—	413,759	—		413,759
Poland	—	304,291	—		304,291
Portugal	—	287,034	—		287,034
Russia	—	—	—	*	—
Saudi Arabia	—	187,283	—		187,283
Singapore	29,252	839,164	—		868,416
South Africa	—	994,211	—		994,211
South Korea	6,666	4,486,768	—		4,493,434
Spain	17,244	2,132,205	—		2,149,449

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2023 (Unaudited)

Wilshire International Equity Fund	Level 1	Level 2	Level 3		Total
Sweden	—	4,940,443	—		4,940,443
Switzerland	—	9,571,007	—		9,571,007
Taiwan	—	6,697,700	—		6,697,700
Thailand	—	808,495	—		808,495
Turkey	—	503,945	—		503,945
United Arab Emirates	25,141	573,965	—		599,106
United States	6,624,733	—	—		6,624,733
Vietnam	—	451,692	—		451,692
Total Common Stocks	28,758,925	143,613,516	—		172,372,441
Preferred Stocks
Brazil	1,008,124	—	—		1,008,124
Colombia	20,108	—	—		20,108
Germany	—	1,079,366	—		1,079,366
Russia	—	—	—	*	—
South Korea	—	172,416	—		172,416
Total Preferred Stocks	1,028,232	1,251,782	—		2,280,014
U.S. Treasury Obligations	—	2,404,178	—		2,404,178
Agency Mortgage-Backed Obligations
Interest-Only Strips	—	146,070	—		146,070
Non-Agency Mortgage-Backed Obligations	—	5,029,699	—		5,029,699
Non-Agency Mortgage-Backed Obligations Interest-Only Strips	—	185,630	—		185,630
Asset-Backed Securities	—	3,653,825	—		3,653,825
Collateralized Loan Obligations	—	4,489,901	—		4,489,901
Corporate Bonds	—	9,666,625	—		9,666,625
Affiliated Registered Investment Companies	6,712,709	—	—		6,712,709
Total	$36,499,866	$170,441,226	$—		$206,941,092
Other Financial Instruments**
Assets
Unrealized appreciation on futures contracts	$131,436	$—	$—		$131,436
Unrealized appreciation on swap contracts	—	7,849,930	—		7,849,930
Total Assets	$131,436	$7,849,930	$—		$7,981,366
Liabilities
Unrealized depreciation on futures contracts	$(8,711)	$—	$—		$(8,711)
Total Liabilities.	$(8,711)	$—	$—		$(8,711)

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2023 (Unaudited)

Wilshire Income Opportunities Fund	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Treasury Obligations	$—	$20,332,009	$—	$20,332,009
Municipal Bonds	—	1,431,517	—	1,431,517
Agency Mortgage-Backed Obligations	—	16,659,163	—	16,659,163
Non-Agency Mortgage-Backed Obligations	—	28,190,811	—	28,190,811
Non-Agency Mortgage-Backed Obligations Interest-Only Strips	—	3,735,925	—	3,735,925
Asset-Backed Securities	—	13,467,020	—	13,467,020
Collateralized Loan Obligations	—	12,141,944	—	12,141,944
Corporate Bonds	—	40,536,999	—	40,536,999
Foreign Bonds	—	45,412,719	—	45,412,719
Bank Loans	—	8,345,922	—	8,345,922
Preferred Stocks	795,773	—	—	795,773
Purchased OTC Options	—	47,031	—	47,031
Affiliated Registered Investment Companies	5,184,966	—	—	5,184,966
Total	$5,980,739	$190,301,060	$—	$196,281,799
Other Financial Instruments**
Assets
Unrealized appreciation on forward foreign currency contracts	$—	$245,478	$—	$245,478
Unrealized appreciation on futures contracts	69,313	—	—	69,313
Unrealized appreciation on swap contracts	—	325,369	—	325,369
Unrealized appreciation on swaption contracts	—	143,361	—	143,361
Total Assets	$69,313	$714,208	$—	$783,521
Liabilities
Written Options	$—	$(105,378)	$—	$(105,378)
Unrealized depreciation on forward foreign currency contracts	—	(322,763)	—	(322,763)
Unrealized depreciation on futures contracts	(630,853)	—	—	(630,853)
Unrealized depreciation on swap contracts	—	(628,454)	—	(628,454)
Unrealized depreciation on swaption contracts	—	(367,419)	—	(367,419)
Total Liabilities.	$(630,853)	$(1,424,014)	$—	$(2,054,867)

*	Includes securities that have been fair valued at $0.
**

Other financial instruments are derivative financial instruments not reflected in the Schedules of Investments, such as futures contracts, swap contracts and forward foreign currency contracts. These contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2023 (Unaudited)

Refer to the Portfolios’ Schedules of Investments for a listing of the securities by industry or sector type. Large Company Value Portfolio, Small Company Value Portfolio, and Wilshire Income Opportunities Fund did not hold any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of the end of the current fiscal period. Large Company Growth Portfolio held rights that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) totaling $0. Small Company Growth Portfolio held common stocks that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) totaling $0. Wilshire 5000 IndexSM Fund held common stocks and rights that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) totaling $0 and $0, respectively. Wilshire International Equity Fund held common stocks and preferred stocks that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) totaling $0 and $0, respectively. A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments, is only presented when a Portfolio has over 1% of its net assets in Level 3 investments. For the current fiscal period, there were no significant changes into/out of Level 3.

Cash and Cash Equivalents – Idle cash may be swept into various overnight demand deposits and is classified as Cash and cash equivalents on the Statements of Assets and Liabilities. The Portfolios maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts swept overnight are available on the next business day.

Option Transactions – Wilshire Income Opportunities Fund may purchase and write call and put options on securities, securities indices, swaps (“swaptions”) and foreign currencies, provided such options are traded on a national securities exchange or an over-the-counter market. When the Portfolio writes a covered call or put option, an amount equal to the premium received is included as a liability in the Statements of Assets and Liabilities. The amount of the liability is subsequently marked-to-market to reflect the current value of the option. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As a writer of an option, the Portfolio has no control over whether the underlying securities are subsequently sold (call) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or index underlying the written option. When the Portfolio purchases a call or put option, an amount equal to the premium paid is included as an investment in the Portfolio’s Statements of Assets and Liabilities and is subsequently marked-to-market to reflect the current value of the option. If an option expires on the stipulated expiration date or if the Portfolio enters into a closing sale transaction, a gain or loss is realized. If

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2023 (Unaudited)

the Portfolio exercises a call, the cost of the security acquired is increased by the premium paid for the call. If the Portfolio exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. The option techniques utilized are generally to hedge against changes in interest rates, foreign currency exchange rates or securities prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Portfolio, to reduce the volatility of the currency exposure associated with an investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets.

The long and short average monthly notional value of option contracts purchased and written for Wilshire Income Opportunities Fund during the current fiscal period were $8,653,991 and $9,103,024, respectively.

The long and short average monthly notional value of swaption contracts purchased and written for Wilshire Income Opportunities during the current fiscal period were $7,389,750 and $43,161,900, respectively.

Total Return Swaps – The Large Company Growth Portfolio, Large Company Value Portfolio, and the Wilshire International Equity Fund enter into total return swaps. In a swap transaction, two parties generally agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined reference instrument or instruments, which can be adjusted for an interest rate factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested in a particular security or other asset or in a “basket” of securities representing a particular index). A party’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). An equity swap is an agreement in which at least one party’s payments are based on the rate of return of an equity security or equity index. The other party’s payments can be based on a fixed rate, a non-equity variable rate or even a different equity index. For financial reporting purposes, the unrealized value of such swaps is netted and displayed on the Statements of Assets and Liabilities. Cash collateral that has been pledged to cover obligations of the Portfolio, if any, is reported separately as margin deposits for swap contracts on the Statements of Assets and Liabilities. The Portfolios use swaps to gain equity exposure of the underlying index. The average monthly notional value of over the counter total return swaps for Large Company Growth Portfolio, Large Company Value Portfolio, and Wilshire International Equity Fund during the current fiscal period, were $44,737,461, $32,636,148, and $43,938,722, respectively.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2023 (Unaudited)

Interest Rate Swaps – Wilshire Income Opportunities Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The value of fixed-rate bonds held by the Portfolio may decrease if interest rates rise. In order to reduce such risks, the Portfolio may enter into interest rate swaps. Interest rate swaps involve the exchange of commitments to pay and receive a fixed or floating rate of interest based on a notional principal amount. The risks of interest rate swaps include changes in market conditions that will affect their value or cash flows and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the swap’s remaining life. Upon entering into a swap contract, the Portfolio is required to satisfy an initial margin requirement by delivering cash to the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Portfolio, if any, is reported separately as margin deposits for swap contracts on the Statements of Assets and Liabilities. Net periodic interest payments to be received or paid are accrued and settled daily and are recorded as realized gain (loss) on the Statements of Operations. Interest rate swaps are marked-to-market daily and the change is recorded as an unrealized gain (loss) on swap contracts on the Statements of Operations. The average monthly notional value of interest rate swaps for Wilshire Income Opportunities Fund during the current fiscal period was $40,895,402.

Credit Default Swaps – During the current fiscal period, Large Company Growth Portfolio, Large Company Value Portfolio, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund entered into credit default swaps to preserve a return or spread on a particular investment or portion of their portfolios, as a duration management technique and to protect against any increase in the price of securities the Portfolios anticipate purchasing at a later date. In a credit default swap, the protection buyer makes a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation which may be either a single security or a basket of securities issued by corporate or sovereign issuers. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain (for protection written) or loss (for protection sold) in the Statements of Operations. In the case of credit default swaps where the Portfolios are selling protection, the notional amount approximates the maximum loss. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Portfolio, if any, is reported separately as Margin Deposits for Swap Contracts on the Statements of Assets and Liabilities. The average monthly notional value of credit default swaps in the Large

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2023 (Unaudited)

Company Growth Portfolio, Large Company Value Portfolio, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund during the current fiscal period were as follows:

Portfolio
Large Company Growth Portfolio	$111,667
Large Company Value Portfolio	86,667
Wilshire International Equity Fund	110,000
Wilshire Income Opportunities Fund	793,333

Futures Contracts – During the current fiscal period, Large Company Growth Portfolio, Large Company Value Portfolio, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund held futures contracts. They may use futures contracts to gain exposure or to hedge asset classes such as currencies and fixed income. These Portfolios may use futures contacts as a substitute for taking a position in an underlying asset, to make tactical asset allocations, to seek to minimize risk, to enhance returns and/or assist in managing cash. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Upon entering into a contract, the Portfolios deposit and maintain as collateral, an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains and losses. Variation margin is typically settled daily. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Portfolio, if any, is reported separately as Margin deposits for futures contracts on the Statements of Assets and Liabilities. Non-cash collateral pledged by the Portfolios, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount before a transfer has to be made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty nonperformance. The average

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2023 (Unaudited)

monthly notional amount of futures contracts held in Large Company Growth Portfolio, Large Company Value Portfolio, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund during the current fiscal period, were as follows:

Portfolio	Long Contracts	Short Contracts
Large Company Growth Portfolio	$—	$7,479,447
Large Company Value Portfolio	1,192,562	6,663,033
Wilshire International Equity Fund	—	8,070,648
Wilshire Income Opportunities Fund	40,615,786	12,436,350

Investment transactions and investment income – Investment transactions are recorded on a trade-date basis. Realized gains and losses from investment transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are accreted or amortized using the effective interest method. Gains and losses on paydowns of mortgage-backed securities are reflected in interest income on the Statements of Operations. Distributions received on investments that represent a return of capital or capital gain are reclassed as a reduction of cost of investments and/or as a realized gain. Withholding taxes on foreign dividends have been provided for in accordance with the Company’s understanding of the applicable country’s tax rules and rates. Settlement on bank loan transactions may be in excess of seven business days.

Foreign taxes – The Portfolios may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Portfolios invest.

Mortgage, asset-backed and collateralized loan securities – Large Company Growth Portfolio, Large Company Value Portfolio, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund may invest in mortgage, asset-backed and collateralized loan securities, including collateralized loan obligations (“CLOs”), which represent shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to owners on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off before they mature, particularly during periods of declining interest rates. In that case, proceeds from the securities may have to be reinvested at a lower interest rate. This could lower the Portfolios’ return and result in losses to the Portfolios if some securities were acquired at a premium. Potential market gains on a security subject to prepayment risk may be more limited than potential market

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2023 (Unaudited)

gains on a comparable security that is not subject to prepayment risk. The Portfolio may also invest in collateralized mortgage obligations (“CMOs”). In a CMO, a series of bonds or certificates is issued in multiple classes, which have varying levels of risks.

Investments in CLOs may be subject to certain tax provisions that could result in the Portfolios incurring tax or recognizing income prior to receiving cash distributions related to such income. CLOs that fail to comply with certain U.S. tax disclosure requirements may be subject to withholding requirements that could adversely affect cash flows and investment results. Any unrealized losses a Portfolio experiences with respect to its CLO investments may be an indication of future realized losses.

Stripped Mortgage-Backed Securities (“SMBS”) – Large Company Growth Portfolio, Large Company Value Portfolio, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund may invest in SMBS. SMBS are derivative multi-class mortgage-backed securities which are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). IOs are more volatile and sensitive to the rate of prepayments than other types of mortgage-backed securities, and their value can fall dramatically in response to rapid or unexpected changes in the mortgage, interest rate or economic environment. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Additionally, any prepayment penalties received for an IO are included in interest income on the Statements of Operations.

Loan participations and assignments – Wilshire Income Opportunities Fund may invest in direct debt instruments which are interests in amounts owed to lenders and lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio will generally purchase assignments of these loans, in which case it will typically become a lender for purposes of the relevant loan agreement with direct contractual rights against the borrower, including the right to receive payments of principal and interest. When purchasing participation interests in a loan, the Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. The Portfolio may enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent a future obligation in full, even

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2023 (Unaudited)

though a percentage of the notional loan accounts may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned are recorded as a component of interest income on the Statements of Operations. The Portfolio currently holds $8,206 in unfunded loan commitments.

Foreign currency transactions – The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

●	fair value of investment securities, other assets and liabilities at the daily rates of exchange and

●	purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The portion of the results of operations caused by changes in foreign exchange rates on investments are not isolated from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments. Foreign currency transactions are related to gains and losses between trade and settlement dates on currency transactions, gains and losses arising from the sales of foreign currency and gains and losses between the ex-dividend and payment dates on dividends, interest and foreign withholding taxes. The effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

Forward Foreign Currency Contracts – Wilshire Income Opportunities Fund may enter into forward foreign currency contracts as hedges against either specific transactions, Portfolio positions or anticipated Portfolio positions. The Portfolio may also engage in currency transactions to enhance the Portfolio’s returns. All commitments are marked-to-market daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded. The Portfolio realizes gains and losses at the time forward foreign currency contracts are closed. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for federal income tax purposes. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. The average monthly notional value of forward foreign currency contracts purchased and sold for Wilshire Income Opportunities Fund during the current fiscal period, were $46,593,143 and $61,817,035, respectively.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2023 (Unaudited)

Centrally Cleared Swaps – For swaps that are centrally cleared, initial margins are posted, and daily changes in fair value are recorded as variation margin at the broker and may be recorded as a payable or receivable on the Statements of Assets and Liabilities as “Net variation margin receivable on swaps” and settled daily against the Portfolio’s margin account. Because the Portfolio’s margin does not leave the brokerage account until recalled, centrally cleared swaps are shown at unrealized appreciation (depreciation) on swap contracts, which closely approximates the accumulated variation margin. Initial margin is determined by each relevant clearing agency and is segregated at a broker account registered with the Commodity Futures Trading Commission (“CFTC”), or the applicable regulator. Customer Account Agreements (“CAA”) and related addendums governing the Company’s cleared swap transactions do not provide the Company with legal right of set off and are not associated with a master netting agreement.

Over-the-Counter (“OTC”) Derivative Contracts – To reduce counterparty risk for OTC transactions, Large Company Growth Portfolio, Large Company Value Portfolio, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund have entered into master netting arrangements, established within the International Swap Dealers Association, Inc. (“ISDA”) master agreements, which allow the Portfolios to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables for certain OTC positions for each individual counterparty. In addition, the Portfolios may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Portfolios. For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA master agreement or other similar agreement, the collateral requirements are typically calculated by netting the mark-to-market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Portfolio or the counterparty.

The average monthly notional value of over the counter exchange rate volatility swaps for the Wilshire Income Opportunities Fund during the current fiscal period was $1,202,250.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2023 (Unaudited)

The following table presents, by derivative type, Large Company Growth Portfolio, Large Company Value Portfolio, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund’s financial derivative instruments net of the related collateral pledged by counterparty at the end of the current fiscal period:

Large Company Growth Portfolio

	Derivative Assets		Derivative Liabilities
Counterparty	Total Return Swaps	Total	Total	Net Derivative Assets (Liabilities)	Collateral (Received) Pledged*	Net Amount
Goldman Sachs Bank, USA	$8,535,974	$8,535,974	$—	$8,535,974	$—	$8,535,974
Total	$8,535,974	$8,535,974	$—	$8,535,974	$—	$8,535,974

Large Company Value Portfolio

	Derivative Assets		Derivative Liabilities
Counterparty	Total Return Swaps	Total	Total	Net Derivative Assets (Liabilities)	Collateral (Received) Pledged*	Net Amount
Goldman Sachs Bank, USA	$1,238,911	$1,238,911	$—	$1,238,911	$—	$1,238,911
Total	$1,238,911	$1,238,911	$—	$1,238,911	$—	$1,238,911

Wilshire International Equity Fund

	Derivative Assets		Derivative Liabilities
Counterparty	Total Return Swaps	Total	Total	Net Derivative Assets (Liabilities)	Collateral (Received) Pledged*	Net Amount
Goldman Sachs Bank, USA	$1,715,046	$1,715,046	$—	$1,715,046	$—	$1,715,046
Morgan Stanley Capital	6,134,884	6,134,884	—	6,134,884	—	6,134,884
Total	$7,849,930	$7,849,930	$—	$7,849,930	$—	$7,849,930

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2023 (Unaudited)

Wilshire Income Opportunities Fund

	Derivative Assets
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swaptions	Total
Australia and New Zealand Banking Group Ltd.	$756	$—	$—	$756
Bank of America, San Francisco	5,884	—	17,287	23,171
Barclays Capital, Inc.	5,314	—	5,572	10,886
BNP Paribas Brokerage Services, Inc.	15,134	20,493	10,175	45,802
Brown Brothers Harriman & Co.	20	—	—	20
CIBC, Toronto	5,835	—	—	5,835
Citigroup	55,648	—	34,607	90,255
Goldman Sachs Bank, USA	47,161	7,182	59,790	114,133
JPMChase, New York	13,466	—	—	13,466
Morgan Stanley Capital	27,892	19,356	15,930	63,178
Royal Bank of Canada, Toronto	—	—	—	—
Standard Chartered Securities N.A.	11,918	—	—	11,918
State Street Bank, Boston	50,981	—	—	50,981
UBS AG, Stamford	5,469	—	—	5,469
Total	$245,478	$47,031	$143,361	$435,870

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2023 (Unaudited)

	Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Written Options	Swaptions	Total	Net Derivative Assets (Liabilities)	Collateral (Received) Pledged*	Net Amount
Australia and New Zealand Banking Group Ltd.	$(875)	$—	$—	(875)	$(119)	$—	$(119)
Bank of America, San Francisco	(3,009)	(58,937)	(39,203)	(101,149)	(77,978)	—	(77,978)
Barclays Capital, Inc.	(43,603)	—	(44,201)	(87,804)	(76,918)	—	(76,918)
BNP Paribas Brokerage Services, Inc.	(12,676)	(27,865)	(8,530)	(49,071)	(3,269)	—	(3,269)
Brown Brothers Harriman & Co.	—	—	—	—	20	—	20
CIBC, Toronto	—	—	—	—	5,835	—	5,835
Citigroup	(88,730)	—	—	(88,730)	1,525	—	1,525
Goldman Sachs Bank, USA	(46,992)	(1,471)	(84,354)	(132,817)	(18,684)	—	(18,684)
JPMChase, New York	(15,157)	—	(10,041)	(25,198)	(11,732)	—	(11,732)
Morgan Stanley Capital	(62,613)	(17,105)	(181,090)	(260,808)	(197,630)	—	(197,630)
Royal Bank of Canada, Toronto	(12,699)	—	—	(12,699)	(12,699)	—	(12,699)
Standard Chartered Securities N.A.	(6,293)	—	—	(6,293)	5,625	—	5,625
State Street Bank, Boston	(6,605)	—	—	(6,605)	44,376	—	44,376
UBS AG, Stamford	(23,511)	—	—	(23,511)	(18,042)	—	(18,042)
Total	$(322,763)	$(105,378)	$(367,419)	$(795,560)	$(359,690)	$—	$(359,690)

*	Actual collateral pledged, or margin deposits in the case of futures contracts, may be larger than reported in order to satisfy broker or exchange requirements.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2023 (Unaudited)

Expense policy – Distribution and shareholder service fees directly attributable to a Class of shares are charged to that class’ operating expenses. Expenses of a Portfolio other than distribution and service fees are prorated among the classes to which the expense relates based on the relative net assets of each class of shares. Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributable to a Portfolio are allocated proportionately among all Portfolios daily in relation to the net assets of each Portfolio or another reasonable basis.

Expenses that are attributable to both the Company and the Wilshire Variable Insurance Trust (an affiliated registered investment company) are allocated across the Company and the Wilshire Variable Insurance Trust based upon relative net assets or another reasonable basis. Expenses and fees, including the advisory fees, are accrued daily and taken into account for the purpose of determining the net asset value (“NAV”) of each Class of each Portfolio’s shares.

Investments in REITs – With respect to each Portfolio, dividend income is recorded based on the income included in distributions received from its REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of these estimated amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year end, and may differ from the estimated amounts.

Master Limited Partnerships (“MLPs”) – Each Portfolio may invest in MLPs, which are limited partnerships or limited liability companies whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange. MLPs are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest in the MLP of as much as 2% plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2023 (Unaudited)

Distributions to shareholders – Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are declared and paid at least once a year. The Portfolios’ net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders at least once a year. Additional distributions of net investment income and net realized capital gains may be made at the discretion of the Board in order to avoid the application of a 4% non-deductible Federal excise tax.

Redemption fees – Wilshire International Equity Fund charges a redemption fee of 1% on redemption of its shares held for sixty days or less, subject to certain exceptions. During the current fiscal period and the year ended December 31, 2022, Wilshire International Equity Fund collected $1,744 and $9,333, respectively, in redemption fees.

3. Investment Adviser and Other Service Providers.

Pursuant to the Advisory Agreement between the Company and the Adviser, the Adviser charges annual fees of 0.75% of average daily net assets for the first $1 billion and 0.65% thereafter for each of Large Company Growth Portfolio and Large Company Value Portfolio; 0.85% of average daily net assets for the first $1 billion and 0.75% thereafter for each of Small Company Growth Portfolio and Small Company Value Portfolio; 0.10% of the average daily net assets for the first $1 billion and 0.07% thereafter for Wilshire 5000 IndexSM Fund; 1.00% of the average daily net assets for the first $1 billion and 0.90% thereafter for Wilshire International Equity Fund; and 0.60% of average daily net assets for Wilshire Income Opportunities Fund.

The Adviser has entered into expense limitation agreements with Large Company Growth Portfolio and Large Company Value Portfolio requiring the Adviser to reduce its management fees or reimburse expenses to limit expenses of such Portfolios (excluding taxes, brokerage expenses, dividend expenses on short securities, and extraordinary expenses) to 1.30% and 1.00% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. The Adviser has entered into expense limitation agreements with Small Company Growth Portfolio and Small Company Value Portfolio requiring the Adviser to reduce its management fees or reimburse expenses to limit expenses of such Portfolios (excluding taxes, brokerage expenses, dividend expenses on short securities, and extraordinary expenses) to 1.35% and 1.10% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. The Adviser has also entered into an expense limitation agreement with Wilshire International Equity Fund requiring the Adviser to reduce its management fees or reimburse expenses to limit expenses of such Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities, and extraordinary expenses) to 1.50% and 1.25% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. The Adviser has also entered into an expense limitation agreement with Wilshire Income Opportunities Fund requiring the Adviser to reduce its management fees or reimburse expenses to limit expenses of such Portfolio (excluding taxes, brokerage expenses,

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2023 (Unaudited)

dividend expenses on short securities, acquired fund fees and expenses and extraordinary expenses) to 1.15% and 0.90% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. These agreements to limit expenses continue through at least April 30, 2024. The Adviser may recoup the amount of any fee reductions or expense reimbursements within three years after the day on which it reduced its fees or reimbursed expenses if the recoupment does not cause a Portfolio’s expenses to exceed the expense limitation that was in place at the time of the fee reduction or expense reimbursement.

During the current fiscal period, the Adviser reduced fees, reimbursed expenses or recouped fees as follows:

Portfolio	Fee Reductions/ Reimbursements	Fees Recouped
Large Company Growth Portfolio	$19,025	$—
Large Company Value Portfolio	35,559	—
Small Company Growth Portfolio	68,308	—
Small Company Value Portfolio	77,830	—
Wilshire International Equity Fund	149,706	—
Wilshire Income Opportunities Fund	126,463	—

As of the end of the current fiscal period, the amounts of fee reductions and expense reimbursements subject to recovery by the Adviser from Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire International Equity Fund and Wilshire Income Opportunities Fund are $42,310, $66,050, $398,726, $450,574, $1,046,409, and $420,355, respectively. The portions of these amounts that the Adviser may recover expire no later than the following dates:

Portfolio	December 31, 2023	December 31, 2024	December 31, 2025	June 30, 2026
Large Company Growth Portfolio	$11,219	$1,620	$10,446	$19,025
Large Company Value Portfolio	—	—	30,491	35,559
Small Company Growth Portfolio	63,597	112,600	154,221	68,308
Small Company Value Portfolio	90,720	133,921	148,103	77,830
Wilshire International Equity Fund	164,561	372,589	359,553	149,706
Wilshire Income Opportunities Fund	57,447	77,038	159,407	126,463

The Board has approved Los Angeles Capital Management and Equity Research, Inc. (“L.A. Capital”), Pzena Investment Management, LLC (“Pzena”), Massachusetts Financial Services Company (d/b/a MFS Investment Management) (“MFS”), Ranger Investment Management, LLC (“Ranger”), AllianceBernstein, L.P. (“AllianceBernstein”), Granahan Investment Management, Inc. (“Granahan”), DoubleLine® Capital LP (“DoubleLine”), WCM Investment Management, LLC (“WCM”), Voya Investment Management Co. LLC

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2023 (Unaudited)

(“Voya”), Manulife Asset Management (US) LLC (“Manulife”), Lazard Asset Management LLC (“Lazard”), Hotchkis & Wiley Capital Management, LLC (“H&W”), Diamond Hill Capital Management, Inc. (“Diamond Hill”), and Fred Alger Management, LLC (“Alger Management”), (collectively the “Sub-Advisers”) to provide sub-advisory services for the Portfolios. L.A. Capital, AllianceBernstein, Alger Management and Voya each manage a portion of Large Company Growth Portfolio. L.A. Capital, H&W, MFS and Voya each manage a portion of Large Company Value Portfolio. L.A. Capital, Ranger, and Granahan each manage a portion of Small Company Growth Portfolio. L.A. Capital, H&W and Diamond Hill each manage a portion of Small Company Value Portfolio. L.A. Capital is the sole sub-adviser for Wilshire 5000 IndexSM Fund. L.A. Capital, Pzena, Lazard, WCM and Voya each manage a portion of Wilshire International Equity Fund. DoubleLine, Voya and Manulife each manage a portion of Wilshire Income Opportunities Fund.

The Sub-Advisers are subject to the Adviser’s oversight. The fees of the Sub-Advisers are paid by the Adviser.

The Portfolios are permitted to purchase and sell securities from or to certain affiliates under specific conditions outlined in the Rule 17a-7 procedures adopted by the Board. The procedures are designed to ensure that any purchase or sale of securities by a Portfolio from or to another mutual fund or separate account that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 under the 1940 Act. During the current fiscal period, there was one of such transactions by the Portfolios.

U.S. Bank N.A. serves as the Trust’s custodian. U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, (the “Administrator”), serves as the Company’s administrator and accounting agent and also serves as the Trust’s transfer agent and dividend disbursing agent. Foreside Fund Services, LLC, serves as the Company’s principal underwriter. Certain officers and an interested Trustee of the Trust may also be officers or employees of the Adviser, Administrator or their affiliates. They receive no fees for serving as officers or as an interested Trustee of the Trust.

Officers’ and Directors’ Expenses – The Company and the Wilshire Variable Insurance Trust together pay each director who is not an interested person of the Company (“Independent Director”) an annual retainer of $56,000, an annual additional retainer for each Committee chair of $12,000 and an annual additional retainer to the Board chair of $12,000. In addition, each Independent Director is compensated for Board and Committee meeting attendance in accordance with the following schedule: a quarterly Board meeting or a special in-person Board meeting fee of $6,000 for Independent Directors and $7,000 for the Board chair; a virtual special Board meeting fee of $3,000 for Independent Directors and $3,500 for the Board chair; and a virtual special Committee meeting fee of $1,500.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2023 (Unaudited)

4. Distribution Plan, Shareholder Services Plan and Fees Paid Indirectly.

The Board has adopted a shareholder services and distribution plan (the “Plan”), pursuant to Rule 12b-1 under the 1940 Act, on behalf of the Investment Class Shares of each Portfolio. Under the Plan, each Portfolio may pay up to 0.25% of the value of the average daily net assets attributable to the Investment Class Shares for certain services provided by financial intermediaries or for certain distribution expenses for the purpose of financing any activity intended to result in the sale of Investment Class Shares. During the current fiscal period, the distribution and service fee expenses incurred by the Investment Class of the Portfolios was 0.25% of the respective average net assets of the Investment Class of each Portfolio, except Wilshire 5000 IndexSM Fund. Wilshire 5000 IndexSM Fund incurred distribution and service fee expenses totaling 0.20% of the average net assets of its Investment Class Shares.

In addition, Investment Class Shares and Institutional Class Shares pay the expenses associated with certain shareholder servicing arrangements with third parties, provided that payment of such fees does not exceed in any year 0.20% and 0.15% of the average daily net assets of Investment Class Shares and Institutional Class Shares, respectively. For the current fiscal period, the shareholder service provider fees were as follows (as a percent of average net assets of each class):

Portfolio	Investment Class	Institutional Class
Large Company Growth Portfolio	0.123%	0.048%
Large Company Value Portfolio	0.072%	0.043%
Small Company Growth Portfolio	0.076%	0.122%
Small Company Value Portfolio	0.118%	0.126%
Wilshire 5000 IndexSM Fund	0.059%	0.033%
Wilshire International Equity Fund	0.136%	0.043%
Wilshire Income Opportunities Fund	0.169%	0.049%

Fees paid indirectly – The Company has a brokerage commission recapture program with Cowen and Company, LLC (“Cowen”), pursuant to which a portion of the Portfolios’ commissions generated from transactions directed to Cowen are used to reduce the Portfolios’ expenses. Under such program, Cowen, as introducing broker, retains a portion of the Portfolios’ commissions.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2023 (Unaudited)

Such commissions rebated to the Portfolios during the current fiscal period were as follows:

Large Company Growth Portfolio	$108
Large Company Value Portfolio	—
Small Company Growth Portfolio	126
Small Company Value Portfolio	159
Wilshire 5000 IndexSM Fund	—
Wilshire International Equity Fund	2,419
Wilshire Income Opportunities Fund	—

For the current fiscal period, Cowen retained the following commissions:

Large Company Growth Portfolio	$24
Large Company Value Portfolio	43
Small Company Growth Portfolio	13
Small Company Value Portfolio	50
Wilshire 5000 IndexSM Fund	—
Wilshire International Equity Fund	918
Wilshire Income Opportunities Fund	—

5. Line of Credit.

The Company and the Wilshire Variable Insurance Trust have a $75,000,000 umbrella line of credit (the “Line”), which is uncommitted and senior secured with U.S. Bank N.A. The Line serves as a temporary liquidity service to meet redemption requests that otherwise might require the untimely disposition of securities. Borrowings made by a Portfolio are secured by the Portfolio’s assets. The Line has a one-year term and is reviewed annually by the Board of Directors. The Line matures, unless renewed, on January 5, 2024. Interest

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2023 (Unaudited)

is charged at the prime rate, which was 8.25% as of the end of the current fiscal period. The Portfolios did not have any outstanding borrowings as of the end of the current fiscal period. During the current fiscal period, the Portfolios’ Line activity was as follows:

Fund	Average Interest Rate	Interest Expense	Maximum Borrowings	Maximum Borrowings Date	Average Borrowings
Large Company Growth Portfolio	8.17%	$2,911	$1,753,000	May 19, 2023	$68,232
Large Company Value Portfolio	7.75%	1,463	1,701,000	February 23, 2023	37,475
Small Company Growth Portfolio	8.25%	728	1,059,000	May 19, 2023	17,552
Small Company Value Portfolio	8.25%	1,362	1,981,000	May 19, 2023	32,834
Wilshire 5000 IndexSM Fund	—	—	—	—	—
Wilshire International Equity Fund	7.84%	8,838	8,389,000	February 8, 2023	224,133
Wilshire Income Opportunities Fund	8.24%	363	1,565,000	May 24, 2023	8,768

6. Investment Transactions.

During the current fiscal period, aggregate cost of purchases and proceeds from sales and maturities of investments, other than affiliated investments, short-term investments, short sales and purchases to cover short sales, and U.S. Government securities, were as follows:

Portfolio	Purchases	Sales and Maturities
Large Company Growth Portfolio	$69,364,331	$83,546,289
Large Company Value Portfolio	40,571,281	50,739,950
Small Company Growth Portfolio	14,704,424	13,414,977
Small Company Value Portfolio	9,831,681	9,360,593
Wilshire 5000 IndexSM Fund	6,540,912	8,652,603
Wilshire International Equity Fund	55,506,436	73,116,947
Wilshire Income Opportunities Fund	36,761,792	52,731,657

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2023 (Unaudited)

Purchases and sales and maturities of long-term U.S. Government securities during the current fiscal period were:

Portfolio	Purchases	Sales and Maturities
Large Company Growth Portfolio	$3,053,765	$2,495,487
Large Company Value Portfolio	2,036,198	1,677,835
Wilshire International Equity Fund	4,119,735	3,656,062
Wilshire Income Opportunities Fund	47,924,948	49,336,119

Due to Voya managing a portion of Large Company Growth Portfolio, Large Company Value Portfolio, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund during the current fiscal period, certain securities held by such Portfolios are considered affiliated investments. Purchases and sales of shares of affiliated registered investment companies by Large Company Growth Portfolio, Large Company Value Portfolio, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund during the current fiscal period, and the value of such investments as of the end of the current fiscal period, were as follows:

Large Company Growth Portfolio

Fund	Value as of December 31, 2022	Purchases	Proceeds from Sales	Realized Loss	Change in Unrealized Appreciation (Depreciation)	Value as of June 30, 2023	Income Distribution	Long-Term Capital Gain Distribution
Voya Investment Grade Credit Fund - Class P	$645,924	$7,793	$(671,138)	$(79,700)	$97,121	$—	$6,587	$—
Voya VACS Series EMHCD Fund	794,246	12,600	(815,115)	(223,812)	233,568	1,487	5,357	—
Voya VACS Series HYB Fund	885,766	34,150	—	—	12,926	932,842	35,417	—
Voya VACS Series SC Fund	5,661,694	143,381	—	—	157,162	5,962,237	141,755	—
	$7,987,630	$197,924	$(1,486,253)	$(303,512)	$500,777	$6,896,566	$189,116	$—

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2023 (Unaudited)

Large Company Value Portfolio

Fund	Value as of December 31, 2022	Purchases	Proceeds from Sales	Realized Loss	Change in Unrealized Appreciation (Depreciation)	Value as of June 30, 2023	Income Distribution	Long-Term Capital Gain Distribution
Voya Investment Grade Credit Fund - Class P	$1,965,147	$23,710	$(2,041,857)	$(467,616)	$520,616	$—	$20,045	$—
Voya VACS Series EMHCD Fund	577,203	9,157	(592,369)	(156,111)	163,200	1,080	3,899	—
Voya VACS Series HYB Fund	746,079	28,765	—	—	10,887	785,731	29,833	—
Voya VACS Series SC Fund	3,922,845	99,345	—	—	108,894	4,131,084	98,203	—
	$7,211,274	$160,977	$(2,634,226)	$(623,727)	$803,597	$4,917,895	$151,980	$—

Wilshire International Equity Fund

Fund	Value as of December 31, 2022	Purchases	Proceeds from Sales	Realized Loss	Change in Unrealized Appreciation (Depreciation)	Value as of June 30, 2023	Income Distribution	Long-Term Capital Gain Distribution
Voya Investment Grade Credit Fund - Class P	$526,708	$6,354	$(547,268)	$(64,918)	$79,124	$—	$5,372	$—
Voya VACS Series EMHCD Fund	680,559	10,797	(698,441)	(192,511)	200,870	1,274	4,591	—
Voya VACS Series HYB Fund	836,093	32,237	—	—	12,201	880,531	33,430	—
Voya VACS Series SC Fund	5,536,981	140,223	—	—	153,700	5,830,904	138,609	—
	$7,580,341	$189,611	$(1,245,709)	$(257,429)	$445,895	$6,712,709	$182,002	$—

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2023 (Unaudited)

Wilshire Income Opportunities Fund

Fund	Value as of December 31, 2022	Purchases	Proceeds from Sales	Realized Loss	Change in Unrealized Appreciation (Depreciation)	Value as of June 30, 2023	Income Distribution	Long-Term Capital Gain Distribution
Voya Floating Rate Fund - Class P	$2,578,160	$60,138	$(2,640,874)	$(214,478)	$217,054	$—	$52,267	$—
Voya VACS Series EMCD Fund	796,957	21,654	—	—	4,830	823,441	21,891	—
Voya VACS Series EMHCD Fund	1,449,316	51,026	—	—	19,552	1,519,894	45,968	—
Voya VACS Series HYB Fund	2,698,231	104,025	—	—	39,375	2,841,631	107,885	—
	$7,522,664	$236,843	$(2,640,874)	$(214,478)	$280,811	$5,184,966	$228,011	$—

7. Derivative Transactions.

Small Company Growth Portfolio, Small Company Value Portfolio and Wilshire 5000 IndexSM Fund did not hold any derivative instruments as of or during the current fiscal period.

At the end of the current fiscal period, Large Company Growth Portfolio is invested in derivative contracts, which are reflected in the Statements of Assets and Liabilities, as follows:

		Derivative Assets		Derivative Liabilities
Risk	Derivative Type	Statements of Assets and Liabilities Location	Fair Value Amount	Statements of Assets and Liabilities Location	Fair Value Amount
Interest Rate	Futures contracts*	Net variation margin payable on futures contracts	$124,620	Net variation margin payable on futures contracts	$(8,711)
Equity	Total return swap contracts	Net unrealized appreciation on swap contracts	8,535,974	N/A	—
			$8,660,594		$(8,711)

*

Includes cumulative appreciation (depreciation) as reported on the Schedules of Futures Contracts. For futures contracts, only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2023 (Unaudited)

At the end of the current fiscal period, Large Company Value Portfolio is invested in derivative contracts, which are reflected in the Statements of Assets and Liabilities, as follows:

		Derivative Assets		Derivative Liabilities
Risk	Derivative Type	Statements of Assets and Liabilities Location	Fair Value Amount	Statements of Assets and Liabilities Location	Fair Value Amount
Interest Rate	Futures contracts*	Net variation margin payable on futures contracts	$95,635	Net variation margin payable on futures contracts	$(16,237)
Equity	Total return swap contracts	Net unrealized appreciation on swap contracts	1,238,910	N/A	—
			$1,334,545		$(16,237)

*

Includes cumulative appreciation (depreciation) as reported on the Schedules of Futures Contracts. For futures contracts, only current day’s variation margin is reported within the Statement of Assets and Liabilities.

At the end of the current fiscal period, Wilshire International Equity Fund is invested in derivative contracts, which are reflected in the Statements of Assets and Liabilities, as follows:

		Derivative Assets		Derivative Liabilities
Risk	Derivative Type	Statements of Assets and Liabilities Location	Fair Value Amount	Statements of Assets and Liabilities Location	Fair Value Amount
Interest Rate	Futures contracts*	Net variation margin payable on futures contracts	$131,436	Net variation margin payable on futures contracts	$(8,711)
Equity	Total return swap contracts	Net unrealized appreciation on swap contracts	7,849,930	N/A	—
			$7,981,366		$(8,711)

*

Includes cumulative appreciation (depreciation) as reported on the Schedules of Futures Contracts. For futures contracts, only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2023 (Unaudited)

At the end of the current fiscal period, Wilshire Income Opportunities Fund is invested in derivative contracts, which are reflected in the Statements of Assets and Liabilities, as follows:

		Derivative Assets		Derivative Liabilities
Risk	Derivative Type	Statements of Assets and Liabilities Location	Fair Value Amount	Statements of Assets and Liabilities Location	Fair Value Amount
Interest Rate	Futures contracts*	Net variation margin payable on futures contracts	$69,313	Net variation margin payable on futures contracts	$(630,853)
	Centrally cleared interest rate swaps*	Net variation margin payable on swap contracts	324,357	Net variation margin payable on swap contracts	(628,454)
	OTC interest rate swaptions	Unrealized appreciation on swaption contracts	143,361	Unrealized depreciation on swaption contracts	(367,419)
	OTC interest rate options	Unaffiliated investments, at value	19,355	Options written, at value	(17,105)
Credit	Centrally cleared credit default swap contracts*	Net variation margin payable on swap contracts	1,012	N/A	—
Currency	Forward foreign currency exchange contracts	Unrealized appreciation on foreign forward currency contracts	245,478	Unrealized depreciation on foreign forward currency contracts	(322,763)
	OTC currency options	Unaffiliated investments, at value	27,676	Options written, at value	(88,273)
			$830,552		$(2,054,867)

*

Includes cumulative appreciation (depreciation) as reported on the Schedules of Futures Contracts, Schedule of Centrally Cleared Credit Default Swaps, and Schedule of Centrally Cleared Interest Rate Swaps. For futures contracts, centrally clreared credit default swaps, and centrally cleared interest rate swaps, only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2023 (Unaudited)

For the current fiscal period, the effect of derivative contracts in Large Company Growth Portfolio’s Statements of Operations was as follows:

		Statements of Operations
Risk	Derivative Type	Location	Net Realized Gains (Losses)	Net Change in Unrealized Appreciation (Depreciation)
Interest Rate	Futures contracts	Futures contracts	$56,545	$77,801
Credit	Swap contracts	Swap contracts	(39,335)	5,016
Equity	Swap contracts	Swap contracts	—	10,193,505

For the current fiscal period, the effect of derivative contracts in Large Company Value Portfolio’s Statements of Operations was as follows:

		Statements of Operations
Risk	Derivative Type	Location	Net Realized Gains (Losses)	Net Change in Unrealized Appreciation (Depreciation)
Interest Rate	Futures contracts	Futures contracts	$12,003	$45,593
Credit	Swap contracts	Swap contracts	(41,557)	3,919
Equity	Swap contracts	Swap contracts	—	841,588

For the current fiscal period, the effect of derivative contracts in Wilshire International Equity Fund’s Statements of Operations was as follows:

		Statements of Operations
Risk	Derivative Type	Location	Net Realized Gains (Losses)	Net Change in Unrealized Appreciation (Depreciation)
Interest Rate	Futures contracts	Futures contracts	$50,002	$81,331
Credit	Swap contracts	Swap contracts	(39,152)	4,941
Equity	Swap contracts	Swap contracts	(599,334)	3,643,643

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2023 (Unaudited)

For the current fiscal period, the effect of derivative contracts in Wilshire Income Opportunities Fund’s Statements of Operations was as follows:

		Statements of Operations
Risk	Derivative Type	Location	Net Realized Gains (Losses)	Net Change in Unrealized Appreciation (Depreciation)
Interest Rate	Futures contracts	Futures contracts	$119,985	$(600,091)
Interest Rate	Swaptions	Swaption contracts	252,986	(161,950)
Interest Rate	Swap contracts	Swap contracts	(307,131)	(51,593)
Interest Rate	Written options	Option contracts written	—	404
Interest Rate	Purchased options	Unaffiliated investments	—	(905)
Interest Rate Total			65,840	(814,135)

Credit	Swap contracts	Swap contracts	(137,062)	16,620
Credit Total			(137,062)	16,620

Currency	Forward foreign currency exchange contracts	Forward foreign currency contracts	(931,822)	678,232
Currency	Written options	Option contracts written	8,362	(21,432)
Currency	Purchased options	Unaffiliated investments	(117,084)	27,937
Currency	Swap contracts	Swap contracts	(3,743)	—
Currency Total			(1,044,287)	684,737

Equity	Futures contracts	Futures contracts	(7,956)	—
Total Equity			(7,956)	—

8. Securities Lending.

Each Portfolio may seek additional income by lending its securities on a short-term basis to banks, brokers and dealers in return for cash collateral, which is invested in a U.S. Bank Money Market Deposit Account. A Portfolio may return a portion of the interest earned to the borrower or a third party that is unaffiliated with the Company and acting as a “placing broker.” A Portfolio receives compensation for lending securities in the form of fees. A Portfolio also continues to receive dividends on the securities loaned. Security loans are secured at all times by collateral. It is the Company’s policy that the collateral be equal to at least 102% of the market value of the securities loaned (105% if the securities loaned are denominated in different currencies) plus accrued interest when the transaction is entered into, and that the collateral supporting the loans be valued daily. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Portfolio. The risks from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2023 (Unaudited)

when called for by the Portfolio. Lending securities entails a risk of loss to the Portfolio if and to the extent that the market value of securities loans were to increase, the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. U.S. Bank N.A., the Portfolios’ custodian, acts as the securities lending agent for the Portfolios. The value of the securities on loan and the cash collateral at the end of the current fiscal period are shown on the Statements of Assets and Liabilities. Proceeds from cash collateral received from securities on loan were invested in a U.S. Bank Money Market Deposit Account.

The following table is a summary of the Portfolios’ securities lending transactions accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of the end of the current fiscal period:

Portfolio	Gross Amount of Recognized Assets (Value of Securities on Loan)	Value of Cash Collateral Received*
Large Company Growth Portfolio	$—	$—
Large Company Value Portfolio	71,216	71,216
Small Company Growth Portfolio	225,959	225,959
Small Company Value Portfolio	139,952	139,952
Wilshire 5000 IndexSM Fund	1,040,774	1,040,774
Wilshire International Equity Fund	2,295,003	2,295,003
Wilshire Income Opportunities Fund	1,127,810	1,127,810

*	The amount of collateral reflected in the table above does not include any over collateralization received by the Portfolios.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2023 (Unaudited)

9. Capital Share Transactions.

Transactions in shares of the Portfolios are summarized below:

	LARGE COMPANY GROWTH PORTFOLIO		LARGE COMPANY VALUE PORTFOLIO		SMALL COMPANY GROWTH PORTFOLIO
	Six Months Ended June 30, 2023	Year Ended December 31, 2022	Six Months Ended June 30, 2023	Year Ended December 31, 2022	Six Months Ended June 30, 2023	Year Ended December 31, 2022
CAPITAL SHARE TRANSACTIONS:
Investment Class shares:
Shares sold	6,844	24,635	26	8,210	1,189	5,489
Shares issued as reinvestment of distributions	—	328,840	—	19,574	—	83,228
Shares redeemed	(131,932)	(279,619)	(23,543)	(74,175)	(14,565)	(88,925)
Net increase (decrease) in Investment Class shares outstanding	(125,088)	73,856	(23,517)	(46,391)	(13,376)	(208)
Shares outstanding at beginning of year	2,018,466	1,944,610	225,786	272,177	430,627	430,835
Shares outstanding at end of year	1,893,378	2,018,466	202,269	225,786	417,251	430,627

Institutional Class shares:
Shares sold	153,965	818,946	425,032	632,778	359,825	74,798
Shares issued as reinvestment of distributions	—	679,892	—	945,423	—	174,925
Shares redeemed	(611,715)	(666,854)	(1,233,211)	(2,213,737)	(287,990)	(218,676)
Net increase (decrease) in Institutional Class shares outstanding	(457,750)	831,984	(808,179)	(635,536)	71,835	31,047
Shares outstanding at beginning of year	4,860,764	4,028,780	9,383,499	10,019,035	997,712	966,665
Shares outstanding at end of year	4,403,014	4,860,764	8,575,320	9,383,499	1,069,547	997,712

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2023 (Unaudited)

	SMALL COMPANY VALUE PORTFOLIO		WILSHIRE 5000 INDEXSM FUND		WILSHIRE INTERNATIONAL EQUITY FUND
	Six Months Ended June 30, 2023	Year Ended December 31, 2022	Six Months Ended June 30, 2023	Year Ended December 31, 2022	Six Months Ended June 30, 2023	Year Ended December 31, 2022
CAPITAL SHARE TRANSACTIONS:
Investment Class shares:
Shares sold	433	3,170	224,240	364,771	2,755	44,128
Shares issued as reinvestment of distributions	—	23,307	—	319,651	—	970
Shares redeemed	(13,910)	(38,334)	(283,631)	(630,409)	(43,472)	(215,248)
Net increase (decrease) in Investment Class shares outstanding	(13,477)	(11,857)	(59,391)	54,013	(40,717)	(170,150)
Shares outstanding at beginning of year	228,688	240,545	6,929,216	6,875,203	110,727	280,877
Shares outstanding at end of year	215,211	228,688	6,869,825	6,929,216	70,010	110,727

Institutional Class shares:
Shares sold	197,109	37,206	39,623	1,157,272	889,977	2,138,067
Shares issued as reinvestment of distributions	—	82,261	—	75,669	—	213,191
Shares redeemed	(180,060)	(347,514)	(69,472)	(1,271,396)	(3,206,534)	(4,192,631)
Net increase (decrease) in Institutional Class shares outstanding	17,049	(228,047)	(29,849)	(38,455)	(2,316,557)	(1,841,373)
Shares outstanding at beginning of year	826,485	1,054,532	1,867,473	1,905,928	23,900,331	25,741,704
Shares outstanding at end of year	843,534	826,485	1,837,624	1,867,473	21,583,774	23,900,331

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2023 (Unaudited)

	WILSHIRE INCOME OPPORTUNITIES FUND
	Six Months Ended June 30, 2023	Year Ended December 31, 2022
CAPITAL SHARE TRANSACTIONS:
Investment Class shares:
Shares sold	2,206	30,157
Shares issued as reinvestment of distributions	751	4,545
Shares redeemed	(34,420)	(187,172)
Net decrease in Investment Class shares outstanding	(31,463)	(152,470)
Shares outstanding at beginning of year	59,577	212,047
Shares outstanding at end of year	28,114	59,577

Institutional Class shares:
Shares sold	1,042,819	1,644,396
Shares issued as reinvestment of distributions	549,558	1,004,823
Shares redeemed	(5,257,812)	(5,662,221)
Net decrease in Institutional Class shares outstanding	(3,665,435)	(3,013,002)
Shares outstanding at beginning of year	27,129,013	30,142,015
Shares outstanding at end of year	23,463,578	27,129,013

10. Significant Shareholders.

At the end of the current fiscal period, the Portfolios had the following concentrations of shareholders holding 10% or more of the outstanding shares of the Portfolios. These represent omnibus shareholder accounts comprised of many individual shareholders.

Portfolio
Large Company Growth Portfolio (4 omnibus shareholders)	86%
Large Company Value Portfolio (3 omnibus shareholders)	82%
Small Company Growth Portfolio (4 omnibus shareholders)	75%
Small Company Value Portfolio (4 omnibus shareholders)	85%
Wilshire 5000 IndexSM Fund (3 omnibus shareholders)	68%
Wilshire International Equity Fund (3 omnibus shareholders)	85%
Wilshire Income Opportunities Fund (3 omnibus shareholders)	82%

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2023 (Unaudited)

As of the end of the current fiscal period, an affiliated investment company, also advised by the Adviser, owned the following amounts of the outstanding shares of the Portfolios:

Portfolio
Large Company Growth Portfolio	31%
Large Company Value Portfolio	47%
Small Company Growth Portfolio	28%
Small Company Value Portfolio	30%
Wilshire 5000 IndexSM Fund	0%
Wilshire International Equity Fund	50%
Wilshire Income Opportunities Fund	44%

11. Tax Information.

No provision for federal income taxes is required because each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code and distributes to shareholders all of its taxable income and net realized gains. Federal income tax regulations differ from U.S. GAAP; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

The Portfolios evaluate tax positions taken or expected to be taken in the course of preparing the Portfolios’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Portfolios did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities of returns filed within the past three years and on-going analysis of and changes to tax laws, regulations and interpretations thereof.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2023 (Unaudited)

The federal tax cost of portfolio securities and unrealized appreciation and depreciation, including derivatives, and the components of distributable earnings (accumulated losses) for income tax purposes as of December 31, 2022, for each Portfolio are as follows:

	Large Company Growth Portfolio	Large Company Value Portfolio	Small Company Growth Portfolio	Small Company Value Portfolio
Tax cost of Investments	$168,274,709	$155,742,789	$22,078,047	$22,495,287
Unrealized Appreciation	42,389,395	21,116,024	4,477,399	4,389,348
Unrealized Depreciation	(23,370,120)	(17,181,500)	(4,576,736)	(2,678,149)
Net unrealized appreciation (depreciation)	19,019,275	3,934,524	(99,337)	1,711,199

Undistributed Ordinary Income	1,776	—	—	1,436
Undistributed Long-Term Capital Gain	—	1,191,302	—	887,555
Distributable earnings	1,776	1,191,302	—	888,991

Other accumulated gain/(loss)	(9,339,020)	(1,581,299)	(2,479,832)	—

Total distributable earnings (accumulated losses)	9,682,031	3,544,527	(2,579,169)	2,600,190

	Wilshire 5000 IndexSM Fund	Wilshire International Equity Fund	Wilshire Income Opportunities Fund
Tax cost of Investments	$63,843,777	$201,160,448	$251,054,907
Unrealized Appreciation	143,054,324	32,656,910	4,237,106
Unrealized Depreciation	(9,262,764)	(25,815,153)	(35,956,304)
Net unrealized appreciation (depreciation)	133,791,560	6,841,757	(31,719,198)

Undistributed Ordinary Income	40,001	—	—
Undistributed Long-Term Capital Gain	1,664,153	—	—
Distributable earnings	1,704,154	—	—

Other accumulated gain/(loss)	—	(2,527,493)	(11,362,305)

Total distributable earnings (accumulated losses)	135,495,714	4,314,264	(43,081,503)

The differences between book and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses on wash sales, significant debt modifications, and investment in passive foreign investment companies.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2023 (Unaudited)

At December 31, 2022, Large Company Growth Portfolio, Large Company Value Portfolio, and Small Company Growth Portfolio had post-October capital loss deferrals of $9,339,020, $1,581,252, and $501,567, respectively. Wilshire Income Opportunities Fund also had a specified ordinary late year loss deferral of $495,040.

As of December 31, 2022, Large Company Value Portfolio and Small Company Value Portfolio had the following capital loss carryforwards (“CLCFs”) for federal income tax purposes which do not expire:

Portfolio	Short-Term Loss	Long-Term Loss	Total
Small Company Growth Portfolio	$1,978,265	$—	$1,978,265
Wilshire International Equity Fund	2,498,079	—	2,498,079
Wilshire Income Opportunities Fund	4,400,607	6,385,527	10,786,134

These CLCFs may be utilized in the current and futures years to offset net realized capital gains, if any, prior to distributing such gains to shareholders. During the year ended December 31, 2022, the Portfolios did not utilize any CLCFs.

The tax character of distributions declared during the years ended December 31, 2022 and December 31, 2021 was as follows:

Portfolio	2022 Ordinary Income	2022 Long-Term Capital Gains	2021 Ordinary Income	2021 Long-Term Capital Gains
Large Company Growth Fund	$171,788	$31,530,544	$8,816,031	$41,902,843
Large Company Value Portfolio	5,889,980	12,018,006	6,997,644	17,237,076
Small Company Growth Portfolio	—	4,298,514	2,351,726	7,944,421
Small Company Value Portfolio	249,102	2,318,391	375,370	37,491
Wilshire 5000 IndexSM Fund	2,294,416	7,789,311	2,291,936	15,549,313
Wilshire International Equity Fund	—	2,053,351	13,590,293	36,713,419
Wilshire Income Opportunities Fund	8,922,423	—	9,200,066	2,745,464

The Portfolios designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2022.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2023 (Unaudited)

For the year ended December 31, 2022, the following reclassifications were made on the Statements of Assets and Liabilities as a result of permanent differences between income tax regulations and GAAP:

	Large Company Growth Portfolio	Large Company Value Portfolio	Small Company Growth Portfolio	Small Company Value Portfolio
Distributable earnings (Accumulated losses)	$—	$(3,517,863)	$159,547	$(695,905)
Paid-in capital	—	3,517,863	(159,547)	695,905

	Wilshire 5000 IndexSM Fund	Wilshire International Equity Fund	Wilshire Income Opportunities Fund
Distributable earnings (Accumulated losses)	$(974,357)	$6,241,028	$—
Paid-in capital	974,357	(6,241,028)	—

Such reclassifications, primarily related to the use of equalization, are the result of permanent differences between financial statement and income tax reporting requirements and had no effect on each Portfolio’s net assets or NAV per share.

12. Indemnifications.

In the normal course of business, the Company, on behalf of the Portfolios, enters into contracts that provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is dependent on claims that may be made against the Portfolios in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

13. Certain Investment Risks.

Asset-backed securities (“ABS”) risk – Investors in ABS, including mortgage-backed securities (“MBS”) and structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans or other future expected receivables of assets or cash flows. Some ABS, including MBS, may have structures that make their reaction to interest rates and other factors difficult to predict, making them subject to liquidity risk.

Collateralized debt obligation (“CDO”) risk – A CDO is an ABS whose underlying collateral is typically a portfolio of bonds, bank loans, other structured finance securities and/or synthetic instruments. Investors in CDOs bear the credit risk of the underlying collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine,

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2023 (Unaudited)

and subordinated/equity, according to their degree of risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. CDOs are subject to the same risk of prepayment described for certain mortgage-related and ABS, and are subject to credit risk, interest rate risk and default risk. The market value of CDOs may be affected by changes in the market’s perception of the creditworthiness of the servicing agent for the pool or the originator.

Forward contracts risk – There may be an imperfect correlation between the price of a forward contract and the underlying security, index or currency which will increase the volatility of Wilshire Income Opportunities Fund’s NAV. The Portfolio bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, the Portfolio will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Portfolio’s rights as a creditor. Forward currency transactions include risks associated with fluctuations in foreign currency.

Interest rate risk – For debt securities, interest rate risk is the possibility that the market price will fall because of changing interest rates. In general, debt securities’ market prices rise or fall inversely to changes in interest rates. If interest rates rise, bond market prices generally fall; if interest rates fall, bond market prices generally rise. In addition, for a given change in interest rates, the market price of longer-maturity bonds fluctuates more (gaining or losing more in value) than shorter-maturity bonds. There may be less governmental intervention in influencing interest rates in the near future. If so, it could cause an increase in interest rates, which would have a negative impact on the market prices of fixed income securities and could negatively affect a Portfolio’s NAV.

Credit risk – A Portfolio’s debt instruments are subject to credit risk, which is the risk that an issuer will be unable, or will be perceived to be unable, to repay its obligations at maturity. Funds that invest primarily in high quality securities generally are subject to less credit risk than funds that invest in lower quality securities. Certain securities are backed by credit enhancements from various financial institutions and financial guarantee assurance agencies. These credit enhancements reinforce the credit quality of the individual securities; however, if any of the financial institutions or financial guarantee assurance agencies’ credit quality should deteriorate, it could cause the individual security’s credit quality to change. Additionally, if a Portfolio concentrates its credit enhancements in any one financial institution, the risk of credit quality deterioration increases. The value of ABS may be affected by the credit risk of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition to credit risk, ABS and other securities with early redemption features are subject to pre-payment risk. During periods of declining interest rates, prepayment of loans underlying ABS can be expected to accelerate or an

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2023 (Unaudited)

issuer may retire an outstanding bond early to reduce interest costs. A Portfolio’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

Counterparty credit risk – Counterparty credit risk is the risk that a counterparty to a financial instrument will fail on a commitment that it has entered into with a Portfolio. A Portfolio’s Sub-Adviser seeks to minimize counterparty credit risk by monitoring the creditworthiness of each counterparty on an ongoing basis.

Foreign security risk – Wilshire International Equity Fund and Wilshire Income Opportunities Fund invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in foreign countries. The market values of the Portfolios’ investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline.

Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Also, the ability of the issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

Investments in Loans Risk – Investments in loans involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. Loans may be difficult to value and some can be subject to liquidity risk.

Sector Risk – If a Portfolio has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Portfolio than would be the case if the Portfolio did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Portfolio and increase the volatility of the Portfolio’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, or other developments may negatively impact all companies in a particular sector and therefore the value of a Portfolio’s holdings would be adversely affected. As of the end of the current fiscal period, Large Company Growth Portfolio had

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) June 30, 2023 (Unaudited)

32.6% of the value of its net assets invested in stocks within the Information Technology sector; Small Company Growth Portfolio had 30.3% of the value of its net assets invested in stocks within the Health Care sector; Small Company Value Portfolio had 25.4% of the value of its net assets invested in stocks within the Financials sector; and Wilshire 5000 Index FundSM had 26.4% of the value of its net assets invested in stocks within the Information Technology sector.

A more complete description of risks is included in each Portfolio’s prospectus and Statement of Additional Information.

14. Other Risks.

On February 24, 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the markets. In addition, sanctions imposed on Russia by the United States and other countries and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long such conflict and related events will last and whether it will escalate further cannot be predicted, nor its effect on the Portfolios.

15. Subsequent Event Evaluation.

The Portfolios have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to these financial statements.

Wilshire Mutual Funds, Inc. Additional Fund Information (Unaudited)

Liquidity Risk Management Program

In accordance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (the “1940 Act”), the Portfolios have adopted a liquidity risk management program (the “Program”), and the Board has designated Wilshire Advisors LLC (“Wilshire”) as Program administrator. The Program is designed to assess and manage the Portfolios’ liquidity risk (the risk that a Portfolio would be unable to meet requests to redeem shares of the Portfolio without significant dilution of remaining investors’ interests in the Portfolio). Wilshire has designated the Liquidity and Derivatives Risk Management Committee (the “Committee”) composed of personnel from multiple departments within Wilshire that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Portfolios’ liquidity risk. Under the Program, every investment held by a Portfolio is classified into one of four liquidity categories based on calculations of the investment’s ability to be sold during designated timeframes in current market conditions. At the Board’s February 2023 meeting, as required by the Program and the Liquidity Rule, the Committee provided the Board with an annual written report (the “Report”) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). During the Reporting Period, each Portfolio was predominantly (generally, 100%) invested in highly liquid investments (investments that the Portfolio anticipates can be converted to cash within three business days or less). As a result, the Portfolios have not adopted a “Highly Liquid Investment Minimum” as defined in the Liquidity Rule. During the Reporting Period, the Portfolios did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be converted to cash in seven days or less without the sale of the investment materially affecting the market value of the investment). The Portfolios did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, the Committee concluded that, given the investor base of the Portfolios, the diversified subadvisers in which manage the Portfolios and the highly liquid nature of the Portfolios’ strategies, the Program and its implementing policy are suited to the needs of the Portfolios.

Information on Proxy Voting

A description of policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities, along with each Portfolio’s proxy voting record relating to portfolio securities held during most recent 12-month period ended June 30, is available at no charge, upon request by calling (866) 591-1568, by e-mailing us at http://advisor.wilshire.com or on the SEC’s website at www.sec.gov.

Information on Form N-PORT

The Company files its complete schedule of portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year on Form N-PORT. The Company’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

Wilshire Mutual Funds, Inc. Additional Fund Information (Unaudited) - (Continued)

Householding Policy

In order to reduce printing and mailing expenses, only one copy of each prospectus, annual and semi-annual report will be sent to all related accounts at a common address, unless you have indicated otherwise on your Account Application. Shareholders may revoke their consent to householding at any time by calling (866) 591-1568. Upon receipt of a shareholder’s revocation, the Company will begin mailing individual copies of the above-referenced documents to the shareholder’s attention within 30 days.

Wilshire Mutual Funds, Inc. Tax Information (Unaudited)

For the year ended December 31, 2022, the Portfolios designated the following long-term capital gain distributions:

Portfolio	Amount
Large Company Growth Portfolio	$31,530,544
Large Company Value Portfolio	12,018,006
Small Company Growth Portfolio	4,298,514
Small Company Value Portfolio	2,318,391
Wilshire 5000 IndexSM Fund	7,789,311
Wilshire Income Opportunities Fund	—
Wilshire International Equity Fund	2,053,351

Of the distributions made by the following Portfolios, the corresponding percentages represent the amount of each distribution which will qualify for the dividends received deduction available to corporate shareholders:

Portfolio	Percentage
Large Company Growth Portfolio	100.00%
Large Company Value Portfolio	58.06%
Small Company Growth Portfolio	0.00%
Small Company Value Portfolio	100.00%
Wilshire 5000 IndexSM Fund	100.00%
Wilshire Income Opportunities Fund	1.82%
Wilshire International Equity Fund	5.10%

Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, and as extended by Tax Relief, Unemployment Insurance Reauthorization and Jobs Creation Act of 2010, the Portfolios designated the following percentages of their income dividends distributed in 2022 as qualified dividend income as defined in Section 1(h)(II) of the Internal Revenue Code.

Portfolio	Percentage
Large Company Growth Portfolio	100.00%
Large Company Value Portfolio	77.33%
Small Company Growth Portfolio	0.00%
Small Company Value Portfolio	100.00%
Wilshire 5000 IndexSM Fund	100.00%
Wilshire Income Opportunities Fund	2.17%
Wilshire International Equity Fund	100.00%

Wilshire Mutual Funds, Inc. Tax Information (Unaudited) - (continued)

Pursuant to the American Jobs Creation Act of 2004, and as extended by Tax Relief, Unemployment Insurance Reauthorization and Jobs Creation Act of 2010, the Portfolios listed below designated the following percentages of short-term capital gain distributions as qualified short-term capital gain that is exempt from U.S. withholding tax when paid to foreign investors.

Portfolio	Percentage
Large Company Growth Fund	0.00%
Large Company Value Portfolio	56.29%
Small Company Growth Portfolio	0.00%
Small Company Value Portfolio	0.00%
Wilshire 5000 IndexSM Fund	0.00%
Wilshire Income Opportunities Fund	0.00%
Wilshire International Equity Fund	0.00%

Foreign Tax Credit Pass Through

The Portfolios intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Wilshire International Equity Fund’s foreign source income per share was $0.30 and the foreign tax expense per share was $0.03 per share. The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2022. These shareholders will receive more detailed information along with their 2022 Form 1099-DIV.

Wilshire Mutual Funds, Inc. Privacy Statement

Privacy Statement

The Wilshire Variable Insurance Trust and Wilshire Mutual Funds, Inc. (each a “Fund” and collectively, the “Funds”)., appreciate the privacy concerns of our customers. We have established the following policies to maintain the privacy of information you share with us.

Information We Collect

In most cases, we collect information directly from the person or entity with whom we have the relationship (e.g. through account applications, website usage, and electronic or verbal correspondence); but may also obtain information from other sources (e.g. transactions; brokers, consultants or financial advisory firms). We collect and retain nonpublic personal information about you that may include, but is not limited to:

Information we receive on your account applications or other forms such as your name, address (or other contact information), financial information and/or information related to personal identification (e.g. social security number, date of birth, etc.);

Information we receive about your mutual fund transactions, such as purchases, sales, exchanges and account balances; and

Information we collect through the use of Internet “cookies” when you access our website. Cookies are a collection of information stored on the local hard drive of an Internet user, used primarily by web servers to identify previous users and their preferences. A web server cannot find out a user’s name or email address, or anything about the user’s computer using cookies.

Confidentiality, Security and Use of Information

The Funds consider privacy to be a fundamental aspect of our relationships. We are committed to maintaining the confidentiality, integrity, and security of private, personal and confidential information in our possession. We maintain appropriate physical, electronic and procedural safeguards which includes the use of security procedures to protect your nonpublic personal information. In the course of providing our products and services, we may collect, retain, and use private, personal and confidential information for the purpose of administering our operations, and complying with legal and regulatory requirements. Within our organization, we seek to restrict access to your nonpublic personal information to authorized employees who need to access such information in order to provide services or products to you. Where necessary we may share the information we collect with affiliates. The Funds also reserve the right to disclose private, personal and confidential information where we believe in good faith that disclosure is required either under law or to cooperate with regulators or law enforcement authorities.

Wilshire Mutual Funds, Inc. Privacy Statement - (Continued)

Information We May Share

The Funds generally do not share private, personal and confidential information with third parties, except for third party processors and service providers that are essential in administering our operations. These companies may be provided access to private, personal and confidential information solely to provide the specific service or as otherwise required or permitted by law. We may also provide confidential information to brokerage, financial advisory, or other third party financial intermediaries. These third parties may include:

Administrative service providers who, for example, process transactions for your account, print checks or prepare account statements;

Companies that provide services for us to help market our products to you; and

Governmental or other legal agencies, as required by law.

When information is shared with third parties, they are legally obligated to maintain the confidentiality of the information and to limit their use of it to servicing your account, except as permitted or required by law. We do not sell any of your nonpublic personal information to third parties.

Applicability

Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Funds, we consider you to be our customer. Shareholders purchasing or owning shares of any of the Funds through their bank, broker, or other financial institution should also consult that financial institution’s privacy policies.

The Funds value your business. We understand the importance of maintaining the integrity of your personal information and are committed to keeping your trust. As required by regulations, the Funds will provide to its clients annually a statement regarding their rights to privacy. The Funds may update its privacy policies and this statement at any time and, in such cases, will provide an updated copy to relevant parties as required by relevant laws.

Should you have any questions regarding the Funds’ privacy policy or this statement please do not hesitate to contact us directly or through your representative.

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Wilshire Mutual Funds

WH-WMF-SEMI-ANNUAL 6/30/23

Wilshire Advisors LLC

1299 Ocean Avenue

Santa Monica, CA 90401

1-866-591-1568

http://advisor.wilshire.com

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedules of Investments are included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit: Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Attached hereto.

Exhibit 99.CODE ETH

Code of Ethics

Exhibit 99.CERT

Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT

Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Wilshire Mutual Funds, Inc.

By (Signature and Title)*	/s/ Jason A. Schwarz
Jason A. Schwarz
President and Principal Executive Officer

Date	8/31/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Jason A. Schwarz
Jason A. Schwarz
President and Principal Executive Officer

Date	8/31/2023

By (Signature and Title)*	/s/ Michael Wauters
Michael Wauters
Treasurer, Principal Financial Officer and Principal
Accounting Officer

Date	8/31/2023